UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2019

DATE OF REPORTING PERIOD:                 November 1, 2018 through April 30, 2019

TIMELY INFORMATION INSIDE

CALAMOS INVESTMENTS
Family of Funds

SEMIANNUAL REPORT APRIL 30, 2019

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

U.S. Equity

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Opportunistic Value Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Emerging Market Equity Fund

Calamos Global Equity Fund

Calamos Global Growth and Income Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

GO PAPERLESS
SIGN UP FOR E-DELIVERY

Visit www.calamos.com/FundInvestor/GoPaperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 17 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2019. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

During the semiannual period, broad stock market barometers posted strong results, both in the U.S. and globally.1 Convertible securities rose briskly,2 and high yield corporate and investment-grade bond markets advanced at a more measured but still healthy pace.3

However, the six-month period was extremely volatile, with Federal Reserve policy, trade disputes, and growth concerns driving sharp swings in investor sentiment. During the final months of 2018, markets sold off steeply. Investors worried the Federal Reserve would derail the U.S. economic recovery and hinder global growth by raising short-term rates too quickly. Trade uncertainty and global economic data further unsettled market participants.

The tide of negative sentiment quickly turned in late December as comments from the Federal Reserve alleviated concerns about additional tightening. U.S. economic data continued to be healthy and financial conditions improved. The global growth outlook brightened, helped by a contained U.S. dollar, optimism about an eventual resolution to global trade disputes, and data supporting the view that China’s economy could achieve a soft landing. Against this backdrop, stocks, convertible securities and high yield bonds rallied dramatically through the end of the reporting period.

Outlook

There is still real fundamental strength in the U.S. economy, as fiscal policy provides a wind in the sails for businesses. Unemployment is low, inflation is contained and corporate earnings are healthy. Consumers can continue to fuel growth, as they benefit from wage growth, manageable debt levels and employment gains. The Federal Reserve has affirmed its commitment to maintaining a patient approach to short-term interest rates.

www.calamos.com	1

Letter to Shareholders

Outside the U.S., economic data looks more encouraging than it did at the start of 2019, We may well see a pickup in the second half of the year, with accommodative global monetary policy, a contained dollar and U.S. growth providing tailwinds. Of course, the path of U.S.-China trade policy will influence what we see next, but a resolution is not out of reach.

Ongoing economic growth sets the stage for additional upside in stocks, convertible securities and high yield bonds. Yet, despite the favorable economic backdrop, we believe investors should be prepared for persistent volatility and episodic selloffs, such as the downturn that occurred in May of 2019 in the stock and high yield markets. A variety of political and geopolitical uncertainties—including tensions in the Middle East, election unknowns, and trade—are likely to stoke turbulence.

Asset allocation for long-term goals

Elevated volatility can be an unwelcomed prospect for investors. However, the flipside of volatility is opportunity. I have invested through many periods of market turmoil: the 1973–1974 crash, Black Monday in 1987, and the collapse of the dot.com bubble, to name just a few. In all of these markets, there were opportunities—to sell into strength or to pick up an attractive position at a lower price. Our investment teams are following just such an approach, drawing on Calamos Investments’ decades of proprietary research and risk-management strategies.

As I’ve discussed in past letters to shareholders, repositioning your portfolio quickly in response to short-term market changes can be a dangerous strategy. Far too often, investors catch the downside in the market, only to be on the sidelines when markets rally. Instead, I encourage you to work with your financial advisor to ensure that your investment portfolio reflects your risk tolerance and investment goals. With the right funds at the core of an allocation, it may be easier to stay invested through short-term volatility.

Expanding our suite of asset allocation solutions

Throughout our history, we have been dedicated to selectively expanding our investment capabilities to meet the needs of our clients. Over recent years, this has included an expansion of our liquid alternative funds, including Calamos Phineus Long/Short Fund and Calamos Hedged Equity Fund. In 2018, we introduced Calamos Short-Term Bond Fund to provide current income through an approach with less interest-rate sensitivity than longer-duration fixed income strategies.

Continuing this tradition, I am pleased to announce Calamos Timpani Small Cap Growth Fund. The fund offers a time-tested track record under the leadership of Brandon Nelson, CFA, who has managed the fund since its inception in 2011. Brandon and his team follow a highly active approach, seeking companies with a sustained, underestimated growth profile and applying a value-added sell discipline. We look forward to providing you

2	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

with additional information about the fund in upcoming reports. To find out more about Calamos Timpani Small Cap Growth Fund—or any of our investment offerings—please visit www.calamos.com.

Conclusion

Thank you for your continued trust in Calamos Investments. We look forward to helping you pursue your financial objectives in the years to come.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

[1]

The MSCI All Country World Index is a measure of global stock market performance, which returned 9.67% for the six-month period ending April 30, 2019. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned 9.76%.

[2]

The ICE BofAML All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 9.44% for the six-month period. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 7.58% for the six-month period.

[3]

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2019, the index returned 5.49%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 5.54% for the six-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.52% for the six-month period.

Duration is a measure of interest rate risk, with higher duration indicative of increased sensitivity to changes in interest rates.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

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Calamos Market Neutral Income Fund

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: convertible arbitrage (long volatility strategy) seeks alpha and uncorrelated returns, while hedged equity (short volatility strategy) provides income from options writing and upside participation.

KEY FEATURES

◾	Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

◾	Employs an absolute-return strategy with historically lower beta to fixed income and equity markets as well as lower volatility and limited drawdowns.

◾	As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX

I Shares	CMNIX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849

I Shares	128119880

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Launched more than 25 years ago, the strategy is one of the first liquid alternative mutual funds and blends two main strategies—convertible arbitrage and covered call writing—with the aim of monetizing volatility. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially in relation to fixed income securities.

Recently, stubbornly low interest rates have created challenges for traditional fixed income strategies, while bouts of elevated equity volatility underscore the value of diversification. Calamos Market Neutral Income Fund is designed to:

•	Potentially enhance an investor’s fixed income allocation.

•	Actively pursue equity market upside while hedging downside risk.

The end goal is consistent absolute total return over varying market cycles.

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Market Neutral Income Fund returned 2.06% (Class A Shares at net asset value) versus a 5.74% return for the Bloomberg Barclays U.S. Government/Credit Bond Index and the 1.19% increase for the FTSE 30-Day U.S. Treasury Bill Index.

For the 3-year, 5-year and 10-year periods ended April 30, 2019, the Fund’s A Shares (at net asset value) return ranked in the 14th, 8th and 10th percentiles, respectively, in the Morningstar Market Neutral category peer group.*

Both strategies utilized in the Fund, convertible arbitrage and covered call writing, contributed positively to performance during a period. Since its inception on September 4, 1990, the Fund gained 6.20% on an annualized basis (Class A Shares at net asset value). For the same period, the Bloomberg Barclays U.S. Government/Credit Bond Index gained 5.96%, while the FTSE 30-Day U.S. Treasury Bill Index returned 2.50%.

What factors influenced performance?

The reporting period began with a jump in volatility, as investors grappled with Federal Reserve policy changes, global growth deceleration and heightened geopolitical risks. However, sentiment improved as the Federal Reserve became increasingly dovish, there seemed to be intermittent progress regarding U.S.-China trade talks, and economic data was trending in the right direction.

The CBOE Volatility Index (VIX) declined from 22.23 at the beginning of the period to 13.11 at the end. It reached a high of 36.07 on December 24, 2018. The volatility was beneficial to the Fund by affording increased opportunities for rebalancing in both the convertible arbitrage and hedged equity strategies. The convertible arbitrage portion

*

Data is as of 4/30/19. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Market Neutral Income Fund Class A Shares were in the 37th, 14th, 8th, and 10th percentiles of 150, 126, 100 and 33 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

4	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

of the Fund contributed positive results even when the marked dropped dramatically in December.

Elevated option skew* was present during the majority of the reporting period though it declined as volatility spiked in December. The Credit Suisse “Fear Barometer” Index, which compares the relative value of calls versus puts, had begun the period at 21.99 and ended at 28.22—well above the historical long-term average near 20. This reflected that calls were priced relatively inexpensive compared to puts. The elevated option skew provided an opportunity for the Fund to take advantage of call and put spreads while the option markets had steep skew. It also provided an affordable opportunity to create a favorable upside/downside risk/reward profile.

After hiking interest rates four times during the previous fiscal year, the Federal Reserve hiked interest rates once in December before pausing. As investors grew wary of overtightening, the Fed announced that it had changed its expectation to zero additional 2019 rate increases, and it would reduce the amount of balance sheet normalization. In this environment, the 3-year Treasury yield declined from 2.93% to 2.24%, while the 5-year treasury yield moved from 2.98% to 2.28%. The 10-year U.S. Treasury yield declined from 3.15% to 2.51%. While the Fund doesn’t have significant interest rate exposure, this also means that we may not have interest rate opportunity. Declining interest rates over the reporting period supported the Bloomberg Barclay’s U.S. Government/Credit Bond Index outperformance relative to the Fund. It should be noted, however, that the Fund has outperformed the index over the past five years while providing a lower standard deviation of 2.99% versus 3.23% for the index and a -0.08 correlation to bonds.

How is the Fund positioned?

At the end of the reporting period, the Fund had a roughly equal allocation between the convertible arbitrage (52.6%) and covered call writing (47.4%) strategies. Our outlook projects similar though complementary risk-adjusted returns for both strategies going forward. Within convertible arbitrage, robust new convertible issuance has provided opportunities to invest in many new convertibles with favorable terms and valuations.

With regard to our call positioning, skew in the options market presented an attractive opportunity to utilize call and put spreads, which was beneficial to the portfolio’s risk/reward. By using slightly closer-to-the-money calls, buying out-of-the-money calls, and adding near-the-money put spreads we have been able to construct a more effective hedge that still offers equity participation and a risk/reward profile similar to our historical baseline positioning. When volatility and flatter option skew becomes more prevalent in the market, our typical baseline positioning looks more appealing. We continue to monitor the options market for the best opportunities available and will actively adjust our positioning as conditions warrant.

Do you have any closing thoughts for shareholders?

The latter stages of the economic cycle are generally accompanied by increased bouts of volatility, and this certainly appears to have been the case at this point highlighted by the 13.5% fourth quarter of 2018 decline followed by the 13.7% rebound in the first quarter of 2019. The Fund derives benefits from “volatility in volatility,” and heightened periods of volatility can come from any variety of potential sources. Trade disputes, global growth concerns, geopolitical tensions, and speculation surrounding an inverted yield curve are just a few examples of items that may stoke volatility.

*	Skew describes asymmetry from the normal distribution in a set of statistical data.

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	32.3%
Health Care	14.0

Consumer Discretionary	11.6
Financials	9.8

Communication Services	9.2
Industrials	6.0

Consumer Staples	4.6
Energy	3.4

Utilities	3.3
Other	2.8

Real Estate	2.8
Materials	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Market Neutral Income Fund

A backdrop of rising interest rates has somewhat diminished, given the Federal Reserve’s recent dovish policy pivot, but we continue to see diversification benefits of including the Fund within a fixed income allocation. Investors likely are not owning bonds based on the amount of yield provided. Rather, investors look to the stability of bonds during increased market volatility. With uncertainty over global central bank interest rate policies, including the Fund in an investment portfolio should provide a means of reducing equity sensitivity. We believe an allocation to the Fund may also provide stability in a market environment that turns increasingly volatile for both stocks and bonds. Investors are facing the dilemma of how to reduce equity sensitivity without embracing the interest-rate sensitivity of the bond market. The Market Neutral Income Fund has historically provided bond-like returns with bond-like risk without bond-like interest-rate sensitivity. The Fund also has demonstrated lower correlations to other asset classes.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

6	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	2.06%	3.25%	3.33%	4.84%
With Sales Charge	-0.23	0.92	2.33	4.33
Class C Shares – Inception 2/16/00
Without Sales Charge	1.67	2.47	2.57	4.05
With Sales Charge	0.69	1.48	2.57	4.05
Class I Shares – Inception 5/10/00	2.20	3.45	3.58	5.09

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.26%; C shares is 2.01% and Class I shares is 1.00%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The FTSE 30 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Morningstar Market Neutral Category represents funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

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Calamos Hedged Equity Fund

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

◾	Our investment approach is highly responsive to dynamic market conditions, unlike many less active option-based strategies.

◾	The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund’s option-based risk management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX

I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680

I Shares	128120672

CALAMOS HEDGED EQUITY FUND*

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Hedged Equity Fund is designed to serve as a volatility dampener for an equity allocation.

•	The Fund’s investment approach is highly responsive to dynamic market conditions, a key differentiator versus many less active option-based strategies.

•	The Fund’s strategy blends a core long equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

•	As an equity substitute, the strategy seeks to provide better upside/downside asymmetry than long-only equities.

•	The Fund seeks to take advantage of opportunities the market presents, with a focus on being as favorably positioned for as many outcomes as possible.

How has the Fund performed?

True to its risk-managed design, Calamos Hedged Equity Fund participated in the upside of the equity market during the period with significantly less risk thanks to its hedging strategy. The Fund had a since inception beta of 0.50 versus the S&P 500 Index as of April 30, 2019.

For the six-month period ended April 30, 2019, Calamos Hedged Equity Fund gained 4.07% (Class A Shares at net asset value) versus the S&P 500 Index gain of 9.76% and the Bloomberg Barclays U.S. Aggregate Bond Index return of 5.49%. Since its inception on December 31, 2014, the Fund gained 5.14% on an annualized basis (Class A Shares at net asset value) versus 10.87%% for the S&P 500 Index and 2.24% for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance during the reporting period?

The U.S. equity market, as measured by the S&P 500 Index, struggled mightily during fourth calendar quarter 2018, dropping -13.52%. Investors have not been accustomed to recent large declines in U.S. equites, as 4Q 2018 marked the first calendar quarter with a drop of more than 1% since 3Q 2015. During the period, third quarter 2018 corporate results were reported, with 77% and 62% of S&P 500 companies beating earnings and sales expectations, respectively. Despite these positive fundamentals, investors focused on monetary conditions and the Fed’s path for interest rates. It was in early October when Fed Chairman Powell voiced his view that rates were still “a long way” from neutral, and the market began its decline, falling -19.8% from its September 20 close through Christmas Eve’s closing bell. Volatility spiked, with the VIX climbing 110% during 4Q 2018. In adding trade tensions, soft global data, a government shutdown, and staff turnover at the White House to the mix, it is understandable that investors turned defensive.

All told, the Fund held up well relative to the S&P 500 Index during the downturn in the final months of 2018, participating in only half of the market’s downside in December 2018. However, the S&P 500 Index’s drop of -13.52% during the fourth calendar quarter did challenge the Fund’s portfolio, as the value of our equity basket declined more than the positive option returns.

*	Effective March 1, 2019, Calamos Hedged Equity Income Fund was renamed Calamos Hedged Equity Fund.

8	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund

After a sharp decline in the equity markets through much of December 2018, and market pundits calling an end to the longest bull market in history (3,709 days), equities roared back to finish out the period challenging all-time highs. The catalysts were plenty: better-than-expected earnings results, a neutral Fed, Brexit on hold, a robust Jobs market, low inflation, and productivity that is finally improving; all contributed to the S&P 500 Index nearing its apex.

Likewise, the latter portion of the period in early 2019 witnessed a significant drop in market volatility as fears regarding increasing inflation and the trade conflict—for the time being—subsided. The VIX saw about a 61% decline from 28.53 (January 2) to 11.03 (April 17).

How is the Fund positioned?

Option Positioning. The recent landscape in the options market continued to allow us to structure our hedge with an emphasis on performing better on the tails. This positioning provided additional protection over and above our average 40% to 50% put notional minimum, while also adding upside participation potential. The tradeoff was a reduction in net income we received from selling calls above the cost of our puts. With the funds defensive mandate, and given the low volatility and high skew* in the options market, we felt this trade-off was warranted and opportunistic for the Fund.

More recently, higher volatility (the VIX at 17.5) and flatter option skew have made our “North Star” baseline trade look appealing. With the resurgence of market volatility, options pricing now allows us to sell call options at approximately 3% to 5% out of the money, which represents more attractive price levels compared to the protective puts being purchased at about 5% out of the money. This aligns with our traditional “North Star” trade mechanics of selling OTM calls versus buying OTM puts. We used the first half rally to replace some of our put hedge with long put spreads, which appeared to be attractive during this move. The Fund’s net put protection at the end of the period was 74%, with an average strike of 2,705 (6% OTM). At the end of the period, our call positioning included a call write of 71% and a gross long call of 56%. Gross long calls were lower than in the past.

Sector Positioning. At the end of the reporting period and relative to the S&P 500, the equity basket was very slightly overweight to the consumer discretionary and information technology sectors. The portfolio had slight underweight positioning to the materials, financials, consumer staples, real estate and materials sectors.

Market Cap Positioning. Relative to the S&P 500 Index, the portfolio maintained a heavier relative weight to larger capitalization (>$25b) holdings and lighter weight to small and mid capitalization ($1 to $25 billion).

What closing thoughts do you have for Fund shareholders?

As the Equity markets challenge all-time highs, we have to be cognizant of the fact that markets don’t go straight up without a healthy decline now and then. Sometimes these downturns can enter correction territory (declines >10%) as we saw in Q4 of 2018, and sometimes they are less scary pullbacks (declines <10%). Since the end of the correction December 24, the S&P 500 Index gained about 25% through period end; the most significant decline during that time has been less than 2%. With earnings season winding down, and few upside catalysts on the horizon, we expect volatility in the equity markets to return, which makes us enthusiastic about our current positioning in Hedged Equity Fund (CIHEX). Should equity markets advance, the Fund is poised to participate in its upside while also providing an enhanced income stream from the equity dividends. Conversely, should the markets retreat, the dividend income stream and the put protection used in the Fund will serve to provide potential downside protection.

*	Skew describes asymmetry from the normal distribution in a set of statistical data.

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	21.8%
Health Care	13.9

Financials	13.2
Consumer Discretionary	10.7

Communication Services	10.4
Industrials	9.7

Consumer Staples	7.3
Energy	5.6

Other	5.3
Utilities	3.1

Real Estate	3.0
Materials	2.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Hedged Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	4.07%	5.14%	5.14%
With Sales Charge	-0.86	0.12	3.96
Class C Shares – Inception 12/31/2014
Without Sales Charge	3.72	4.38	4.38
With Sales Charge	2.72	3.38	4.38
Class I Shares – Inception 12/31/2014	4.32	5.52	5.45

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.48%; Class C is 2.31% and Class I is 1.27%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.25%, 2.00%, 1.00% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/14, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

10	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

•	A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

•	An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

•	Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the six-month period, ended April 30, 2019, Calamos Phineus Long/Short Fund increased 1.18% (Class A Shares at net asset value). The MSCI World Index rose 9.16% and the S&P 500 Index rose 9.76% over the comparable period.

The message of the past six months, as exhibited by the schizophrenic swing between recession fear and recovery optimism, is that the behavior of risk assets virtually defines financial conditions and confidence across the U.S. economy. In effect, the Fed has committed itself to be the manager of global risk assets.

Our approach over the past six-months has been one of capital preservation, as we weathered the extreme market volatility experienced in Q4 2018, and maintained gains offered in early 2019. In April 2019, the market hit all-time highs, and it more than recovered relative to the steep sell-off that culminated in late December. Global equities have rebounded sharply in Q1 as financial markets have celebrated the Fed’s suspension of monetary normalization. That said, outside of recent employment data, the economic picture remains mixed. Most business surveys and capex intentions have stalled from 2018. Hence, the recovery in Q1 after the sell-off in Q4 may be more akin to a rebound, as opposed to a revival. The Fed faces the conundrum of desiring rate normalization vis-a-vis market forces, but may need to resort back to easing to accommodate low inflation and a softening economy.

We have trimmed several of the growth-oriented names that have experienced the highest volatility over the past six months. In general, those companies are trading at high valuations that may be more vulnerable to an economic slowdown. We have also mostly avoided Europe and emerging markets during the period, as we see geopolitical turmoil being a deterrent in the former, with high debt and a retreating global supply chain being cause for concern with the latter.

Since its inception on May 1, 2002, the Fund has returned 10.35% on an annualized basis (Class A shares at net asset value) and, thus, markedly outperformed both the MSCI World and S&P 500 Indexes, which returned 7.50% and 8.22%, respectively.

FUND OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◾	Fundamental global approach blends top-down and bottom-up considerations

◾	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment

◾	Comprehensive approach assesses stock, industry, style, country and market factors

◾	Knowledge-based industry concentration includes technology, communications, media, financials and health care

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX

I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649

I Shares	128120631

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Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS as of April 30, 2019

Financials	32.8%
Industrials	15.1

Health Care	12.4
Communication Services	9.9

Consumer Discretionary	7.2
Other	4.0

Information Technology	3.7
Materials	2.3

Energy	2.2
Consumer Staples	2.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

What contributed to performance over the six-month period under review?

The largest contributors were from long investments in the communication services and information technology sectors, while short position hedges on the SPY, a general market ETF, and USMV, a low-volatility ETF, hindered performance. Notable contributors during the period included long positions in Facebook Inc. (Communication Services), First Solar Inc. and Applied Materials Inc. (Information Technology). Detractors included a short position in SMH, a semiconductor ETF, as well as a long position in Cboe Global Markets, Inc. and a short position in financial select sector SPDR (financials sector hedge).

How is the Fund positioned in the context of the global economic cycle?

In our view, the 2018 to 2020 period represents a liquidity-driven deflation of financial prices in the context of a global cyclical slowdown. While the Fed’s pivot represents insurance against the more deleterious risks, we believe the economic slowdown is still underestimated by investors and will be more apparent in corporate releases through the middle quarters of 2019.

The Fund’s long and short exposure is roughly balanced; positioning shifts are largely occurring at the industry and stock level. Although still the largest overall sector weighting, the Fund has modestly reduced its exposure to U.S. financials where the group’s beta implies some vulnerability to “late-cycle” perception. That said, valuations are compelling and credit and loan growth remain solid, underpinning the group’s recovery from the December lows.

Technology has been a tactical source of alpha in recent months, but crowded positioning is a concern; according to data that we monitor, investor positioning in software is near multi-year highs. Equally worrisome, much of the industry is near peak profitability, which leaves downside risk to capital spending. Among tech names, we prefer those whose end-markets are less driven by corporate spending and more dependent upon the health of the consumer.

The Fund added modestly to its health care positioning. We prefer diversified companies rather than traditional pharmaceuticals. Drug pricing remains vulnerable to a variety of political clouds and little of the health care food chain will emerge unscathed from the secular spending pressures arising from hard demographic realities. We view the group as a defensive rather than a genuine growth class.

We remain highly selective in other defensive areas, such as consumer staples, where valuations are high relative to their underlying fundamentals. We are focused on discretionary names with staples-like attributes and company-specific growth drivers, especially those which are less reliant on emerging markets. With regard to our Industrials positions, we also emphasize businesses less exposed to the different economic landscape abroad.

Emerging markets remain uncompelling despite relatively more attractive valuations. The rise of “global growth led by China” has been inextricably linked to the Pacific supply chains which are being unwound, as Trump favors more regional economic blocs in order to boost long-term investment in the U.S. manufacturing. China’s debt cycle is extreme, and the confrontation with the U.S. is substantial. If the impending trade resolution occurs, it should be viewed more as a truce than a full conclusion of the issues at stake. Recent fiscal initiatives have been more modest than prior episodes, and we continue to avoid the region.

12	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

In Europe, there is no political visibility and equities are virtually uninvestible until these markets become much cheaper. Sponsors of European integration are paralyzed by a defensive and doctrinaire mentality, taking refuge in the culture wars against liberalism. Europe’s combination of budgetary austerity coupled with monetary subsidization is following a Japan-like trajectory. Europe has been reduced to the protector of a stagnant status quo. Currently, our holdings are both highly selective and predicated largely on exposure to the U.S. consumer.

What are your closing thoughts for the coming six months?

What explains the uncommon reversal of fortunes into 2019? More than anything, it reflects the comprehensive capitulation by the U.S. Federal Reserve and the message that central banks have the back of investors. Through the course of 2018, investors came to realize that central bank policy was no longer aligned with the post-2008 cycle of financial asset price inflation. In other words, credit pricing was no longer going to be subsidized by easy Fed policy, but rather driven by market forces.

In 2019, the performance of equities has been remarkable. Naturally, we should ask whether these gains foreshadow an improving economic cycle and the revival of the bull market in risk assets. Our interpretation is more nuanced.

The post-2008 bull market ended in October of last year. Our definition of “end” is not based upon the price behavior of the major equity benchmarks, but upon the driving logic of financial asset price inflation spurred by central bank policies of the past decade. This era is climaxing now: 2018 – 2020 should be viewed as one phase of a more extended transition from an investment environment marked by capital subsidization.

The challenge for investors is that this transition period is unlikely to correspond to the conventional perception of a bull or bear market. Instead, we expect a climate of rising financial instability, social and political fragmentation, and gathering evidence of late cycle exhaustion. We see the S&P 500 Index range bound between the December lows of 2400 and the former highs around 3000. Slower U.S. growth has been welcomed because it may be met with stimulus by the Fed, which is committed to avoiding the turmoil of late 2018. This persistence limits the downside for risk assets, as does the absence of the familiar end-cycle factors of rising inflation and monetary restriction. As long as U.S. recession is avoided, we do not anticipate a severe bear move because the Powell “fear threshold” has been demarked.

Equally, we see the upside for equities limited by the potential disruption that stronger U.S. growth would cause in credit markets. In our view, the lesson of 2018 is that the 3% threshold for U.S. dollar rates is the ceiling, regardless of Fed projections. With the 10-year Treasury around 2.5% and the yield curve stubbornly flat, the credit markets are discounting a prolonged period of slower growth, though they are agnostic about recession. If credit markets are correct, equities have limited upside. If credit markets are wrong, the implication is renewed upward pressure on U.S. interest rates, an increase in the corporate cost of capital, and the return of financial asset price deflation.

Business investment is generally slowing, while U.S. corporate profitability is peaking. More generally, in our view, equities are grappling with a future of less capital subsidization, higher labor costs, higher interest rates and a diminished contribution of globalization to corporate profitability. We believe that investors should expect multiple reversals of trend perception in coming years. 2018 was the downward reversal of trend—it was not sustained. Similarly, today’s gathering perception of an upward trend

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Calamos Phineus Long/Short Fund

in risk assets is unlikely to be sustained. This framework of “neither bull nor bear” implies a tactical approach to equity exposure. When corrections occur, they are likely to be rapid as investors again fear trend reversal. Low liquidity also plays a part, as investors attempt to digest a shift from the low-volatility environment of Q1 2019.

Our assumption is that global growth will remain sluggish through this year and into 2020, but avoid any traumatic debacles. This is good news for parts of the global landscape that are priced for mediocre growth but creates challenges for components of the U.S. equity world that are priced for superior profitability. U.S. earnings are unlikely to grow in 2019, which implies that equity prices are sanguine relative to the downside risks. We do not believe the wait-and-see neutrality of the Federal Reserve is sufficient to restore the bull market in risk assets. The challenge is not just the cyclical slowdown in global growth, but the declining effectiveness of monetary stimulus in terms of prolonging the economic cycle. Markets will add their opinion to this debate between now and early autumn. The dispersion of views among investors is wide, but conviction attached to these views appears low.

Reflecting all of this, we are cautious about adding risk with U.S. markets back near all-time highs. We aim for healthy absolute returns in 2019 without forcing our clients to assume either the bullish or bearish side of these arguments.

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

14	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEAR	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	1.18%	-3.43%	5.64%	8.49%
With Sales Charge	-3.66	-7.99	4.61	7.96
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	0.77	-4.21	4.85	7.69
With Sales Charge	-0.20	-5.13	4.85	7.69
Class I Shares (With Predecessor) – Inception 5/1/2002	1.28	-3.15	5.91	8.77

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 2.32%; Class C shares is 3.07% and Class I shares is 2.04%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2016. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 4/30/02 since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	15

Calamos Convertible Fund

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

◾	Leverages more than four decades of research and experience in convertible security investing.

◾	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◾	Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company’s cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a way potentially to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX

I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823

I Shares	128119864

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Convertible Fund had a positive return of 8.20% (Class A Shares at NAV) versus the ICE BofAML All U.S. Convertibles Index increase of 9.29%. Given our focus on convertibles displaying balanced risk/reward attributes, the Fund was significantly underweight to convertibles displaying the most equity sensitivity, which outperformed during the period. For the same period, the Value Line Convertible Index rose 6.21% and the S&P 500 Index gained 9.76%.

Since its inception on June 21, 1985, the Fund returned 8.97% on an annualized basis (Class A Shares at NAV) compared with an annualized gain of 8.93% for the Value Line Convertible Index and 10.94% annualized return for the S&P 500 Index.

What factors influenced performance during the reporting period?

The beginning of the reporting period (November 1 to December 24) witnessed increased volatility as investors worried over Fed policy changes, heightened geopolitical risks, and global growth deceleration. From Christmas day forward, however, these concerns largely subsided thanks to increasingly dovish Fed policy, a temporary cessation to the U.S.-Chinese trade conflict and economic data that pointed toward sustained economic expansion. The Federal Reserve changed its expectation to zero rate increases in 2019 and announced it would reduce the amount of balance sheet normalization, which emboldened risk appetite across markets. While the Fund captured 84% of the S&P 500 Index six-month return, it also demonstrated attractive risk/reward attributes during the market’s drawdown and recovery. From the market peak on December 3 to its trough on December 24, the S&P 500 Index dropped -14.72%, while the Fund held up well and declined -7.02% (only 48% downside participation). The recovery which followed in 2019 saw the S&P 500 Index post a positive 22.72% result, while the Fund increased 13.97% (61% upside participation).

Our preference for balanced convertibles led us to underweight the most equity-sensitive convertibles in the market. Equity-sensitive convertibles as measured by the ICE BofAML Equity Alternative U.S. Convertible Index (VEQU), which represents convertibles that can serve as equity alternatives, returned 15.5% and strongly outperformed convertibles with more balanced risk/reward attributes (+11.1%) and those with the most credit sensitivity (+4.5%). Given the strong outperformance of equity-sensitive convertibles, our portfolio’s six-month result slightly lagged the ICE BofAML All U.S. Convertibles Index.

Economic Sector Contributors

Financials. An underweight allocation and selection in the financials sector provided support to performance. Selection within the asset management and custody banks and multi-line insurance industries were notably strong.

Consumer Staples. A lack of exposure to the consumer staples sector also contributed positively to the portfolio result. The sector is relatively small within the U.S. convertible market (just 1.4% of the index on average during the period) and securities in the sector lagged.

16	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

Economic Sector Detractors

Consumer Discretionary. Security selection within the consumer discretionary sector held back results, as holdings within the automobile manufacturers and internet and direct marketing retail industries lagged.

Industrials. An overweight position and selection in industrials also detracted from the Fund’s return, especially in the industrial machinery, construction and engineering, and construction machinery and heavy trucks industries.

How is the Fund positioned?

Despite outsized returns in the equity alternative portion of the market during the latter part of the reporting period, we believe balanced convertibles offer the most attractive opportunity, given their combination of potential upside participation and downside protection. We currently look to actively rebalance positions by reducing those that become much more equity sensitive during the market rise, and use the proceeds to purchase convertibles expected to provide stronger risk/reward characteristics. We have used the recent market volatility to actively rebalance into both cyclical and secular opportunities that we have identified in technology, health care and select consumer sectors.

Technology is our largest sector allocation and largest relative overweight at 34.9% of the portfolio (vs. 32.3% for the VXA0 Index). We believe some of the best opportunities exist in the internet security, cloud computing, software and big data areas of the sector. Our second largest sector is Health Care (17.0% of the portfolio vs. 17.3% for the index) as we see favorable opportunities in health care equipment and health care technology.

The portfolio is underweight to the financials sector, as many of the convertible offerings in the sector are very interest rate sensitive and offer little upside opportunity relative to the underlying stock. The portfolio is also underweight real estate (3.0% vs. 4.3%) and consumer staples (0.0% vs. 1.2%) as the U.S. convertible market has a relatively small exposure to these areas and their convertibles offer less attractive risk/reward profiles.

What are your closing thoughts for Fund shareholders?

We favor convertibles as a way to gain equity market exposure while managing downside risk. While the Fed’s dovish pivot may support risk assets, continued macro and geopolitical uncertainty may result in heightened volatility. We are constructive on the longer term, given expectations that geopolitical tensions will calm, Fed policy will be flexible, global growth will stabilize and the near-term volatility could create favorable longer-term investment opportunities. The convertible market remains healthy in our view with compelling opportunities in sectors that we favor including technology, health care and consumer. Increased convertible issuance has expanded the opportunity set, while the existing convertible market continues to offer plenty of balanced convertible structures which we favor over the pure-equity or credit-sensitive portions of the market.

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	34.9%
Health Care	17.0

Financials	10.1
Consumer Discretionary	8.5

Communication Services	7.7
Utilities	5.0

Industrials	4.8
Energy	4.2

Real Estate	2.9
Materials	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	17

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

18	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	8.20%	9.14%	5.96%	8.36%
With Sales Charge	5.74	6.66	4.93	7.83
Class C Shares – Inception 7/5/96
Without Sales Charge	7.80	8.34	5.18	7.54
With Sales Charge	6.85	7.39	5.18	7.54
Class I Shares – Inception 6/25/97	8.30	9.44	6.23	8.62

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.17%; Class C is 1.92% and Class I is 0.92%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofAML All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

The ICE BofAML Total Return U.S. Convertibles Index is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofAML Yield Alternative U.S. Convertibles Index (VYLD) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofAML Equity Alternative U.S. Convertibles Index (VEQU) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Global Convertible Fund

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Provides broadly diversified exposure to the global convertible bond universe.

◾	Leverages more than 40 years of research in convertible security investing.

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◾	Blends global investment themes and fundamental research via active management.

◾	Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company’s cash flow, risk profile and long-term returns.

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX

I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730

I Shares	128120722

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Global Convertible Fund returned 5.81% (Class A Shares at net asset value) versus the Thomson Reuters Global Convertible Bond Index return of 7.58% and ICE BofAML Global 300 Convertible Index return of 6.28%. The portfolio’s result was hindered in part by its underweight to convertibles displaying the most equity sensitivity, which outperformed. We believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside protection. And we believe the Fund’s longer-term performance bears this out. Since its inception on December 31, 2014, the Fund increased 4.89% (Class A Shares at net asset value) annualized versus a 4.48% gain for the Thomson Reuters Global Convertible Bond Index and 7.24% increase for the ICE BofAML Global 300 Convertible Index.

What factors influenced performance during the reporting period?

The beginning of the reporting period saw heightened volatility stemming from investor worries regarding global growth deceleration, increasing geopolitical uncertainty, and U.S. Federal Reserve policy changes. The market quickly rebounded in late December as these concerns subsided thanks to a temporary cessation to the U.S.-Chinese trade conflict, improving economic data, and an increasingly dovish U.S. Federal Reserve. At the beginning of the period as volatility unfolded, the MSCI World Index, representing companies of developed market countries, fell 12.0% from December 3 to December 25, 2018. The Fund participated in just 42% of the downside (-4.98%) during this period. When the MSCI World Index rebounded 22.5% from that point to the end of the period, the Fund participated in 49% of the market upside (+8.85%).

Over the period, the market environment favored the most equity-sensitive convertibles. Convertibles with the most equity sensitivity were up 16.0% and strongly outperformed those with balanced risk/reward attributes (+9.6%) and those with most credit sensitivity (+3.3%). Our approach led us to be underweight the most equity-sensitive convertibles and favor those with balanced risk/reward attributes, and this strategy slightly held back the Fund’s relative performance during the period.

Economic Contributors

Information Technology. An overweight allocation and security selection in the information technology sector was supportive to results. Selection in application software finished ahead and the portfolio benefited from a relatively heavy weight to the strong-performing internet services and infrastructure industry.

Industrials. An underweight allocation and security selection in the industrials sector also added value during the period. A significant underweight to names in the lagging aerospace & defense industry especially helped.

Economic Sector Detractors

Consumer Discretionary. Security selection in consumer discretionary detracted from the Fund’s return, as holdings in the automobile manufacturers, internet & direct marketing retail, and apparel, accessories and luxury goods industries lagged.

20	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

Materials. An underweight position and selection in materials also detracted from the Fund’s return. A relatively light allocation to the strong-performing diversified metals & mining industry crimped results.

Geographic Influences

Regionally, the Fund realized its best performance in Canada, Emerging Europe & South Africa, Emerging Latin America and the United States. Conversely, Japan, Europe and Emerging Asia saw lackluster results. While having an overweight allocation in the United States added value during the reporting period, U.S. selection lagged. An underweight allocation and selection in emerging Latin America also hampered results. However, an underweight allocation to Europe added value during the period.

How is the Fund positioned?

The rapid advance that followed the late 2018 market sell-off provided opportunities to rebalance the portfolio. We were able to reduce convertibles that had become overly equity sensitive with convertibles offering improved risk/reward attributes. While equity-sensitive convertibles performed strongest at the beginning of the reporting period, we continue to believe that balanced convertibles offer the most attractive opportunity given their combination of upside potential and downside protection, and we have positioned the portfolio accordingly.

From a sector standpoint, information technology and financials represent the largest weights, while utilities and consumer staples represent the smallest. Within the information technology sector, we are finding the best opportunities in application software, cloud-based technologies as well as semiconductors. In financials, we favor diversified banks and asset managers. Consumer staples and utilities represent small allocations within the convertible market. Relative to the Thomson Reuters Global Convertible index, the Fund’s largest overweight allocations are represented in information technology and financials, while communication services and materials are underweight.

From a regional standpoint, the Fund’s largest allocations are to the United States and Europe. Conversely, EMEA and Japan carry the smallest absolute weights. Relative to the Thomson Reuters Global Convertible index, the portfolio is overweight toward the United States, while the underweight in Europe and Japan.

Do you have any closing thoughts for shareholders?

Overall, global corporate and macroeconomic data has pointed toward moderate global growth conditions. Global central banks have adopted a more patient stance on future interest rate actions and low-interest rate environment is expected to be conducive to continued expansion. At the same time, we expect that as we progress later into the economic cycle, spikes in volatility are likely to arise from geopolitical uncertainty and trade tensions. Against this backdrop, we favor convertibles as a way to gain equity market exposure while managing downside risk. We see opportunities in global equities and convertibles, reflective of moderate earnings growth, benign inflation and attractive valuations. The convertible market remains healthy in our view with compelling opportunities in sectors that we favor including technology and health care. Increased convertible issuance has expanded the opportunity set, while the existing convertible market continues to offer plenty of balanced convertible structures, which we continue to favor over the pure-equity or busted portions of the market. We

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	22.3%
Financials	14.2

Health Care	10.1
Consumer Discretionary	9.8

Industrials	6.5
Energy	6.4

Communication Services	5.7
Materials	3.0

Real Estate	3.0
Consumer Staples	2.7

Utilities	2.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Global Convertible Fund

favor investments in companies with earnings growth catalysts, solid cash-flow generation and healthy balance sheets. Our active, risk-managed investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

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Calamos Global Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	5.81%	3.50%	4.89%
With Sales Charge	3.42	1.14	3.71
Class C Shares – Inception 12/31/2014
Without Sales Charge	5.39	2.73	4.12
With Sales Charge	4.39	1.75	4.12
Class I Shares – Inception 12/31/2014	5.95	3.77	5.18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.36%; Class C is 2.11% and Class I is 1.11%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until October 31, 2017. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

On July 1, 2018, the Thomson Reuters Global Convertible Bond Index (USD) replaced the ICE BofAML Global 300 Convertible Index as the Fund’s primary benchmark because it more closely aligns with the Fund’s investment universe. The Thomson Reuters Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

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Calamos Growth Fund

OVERVIEW

The Fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

◾	Utilizes more than two decades of extensive research experience in growth investing.

◾	Active management focuses on top-down views and bottom-up fundamentals.

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

This actively managed Fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX

I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856

I Shares	128119807

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Growth Fund gained 11.63% (Class A Shares at net asset value) versus the S&P 1500 Growth Index return of 10.58%. For the same period, the S&P 500 Index rose 9.76% and the Russell Midcap Growth Index increased 16.55%.

The Fund outperformed by means of a combination of strong security selection as well as beneficial sector positioning during an incredibly volatile period for the U.S. and global equity markets.

Since its inception on September 4, 1990, the Fund has returned 12.81% on an annualized basis (Class A Shares at net asset value). Over the same period, the S&P 500 Index returned 10.30%. The S&P 1500 Growth Index, the primary benchmark, returned 9.85% since its inception on July 31, 1995. We believe these comparisons demonstrate the Fund’s ability to outdistance the growth and broad indices over full market cycles.

What factors influenced performance over the period?

The full period witnessed a dramatic increase in equity market volatility accompanied by a V-shaped decline and recovery. At the start of the period, the U.S. and global equity markets were in the midst of a sharp decline that began in late September and early October 2018. In fact, the broad U.S. market, as measured by the S&P 500 Index, declined -19.37% from September 20, 2018 through the closing bell on December 24, 2018. Investors had become increasingly concerned that strength in the U.S. economy would prompt the Federal Reserve to continue raising interest rates, tightening financial conditions and creating a more difficult business environment going forward. In early October Fed Chairman Powell voiced his view that rates were still “a long way” from neutral, which precipitated the market decline. Then, in late December, Powell and the Fed indicated that short-term rates were closer to a more neutral level. In January, the Fed changed/reduced their expectation to zero rate increases for 2019 and announced they would also reduce the amount of balance sheet normalization, a series of actions that emboldened risk-appetite across markets. From Christmas Eve forward through the end of the reporting period, the U.S. market rallied 26.13% (a pace that would annualize to 95% returns).

The Fund outperformed the S&P 1500 Growth Index and the broad market with strong contributions from stock selection in addition to beneficial sector allocations. Our positioning favored a combination of secular and cyclical growth business, as we believed that the scarcity of growth would place a higher premium on these businesses. For the full reporting period, information technology, consumer discretionary and communication services were the sectors that contributed most to the growth benchmark’s gains, and the Fund added value in all three sectors.

The Fund realized a substantial benefit from the information technology sector, via both sector allocation and individual stock selection. The Fund entered the reporting period with a significant underweight to the much loved sector based on our concerns around crowded trades. As information technology was an underperformer within the growth

24	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

benchmark during the market’s sell-off, the Fund benefitted and opportunistically improved its positioning, as we reduced the underweight on relative weakness. The sector was a leader during the market’s subsequent rally, benefitting the portfolio’s return. Stock selection was also a strong positive as Fund holdings not only outperformed during the market sell-off, but also during the latter portion of the period when the market rose strongly. Holdings within application software and internet services were the biggest contributors.

Communication services is another sector that was strongly additive to relative performance. The Fund’s slight overweight positioning was additive during the reporting period, as the communication services sector outperformed the S&P 1500 Growth Index benchmark for the period. But just as importantly, active management helped as individual stocks within the portfolio outperformed those of the benchmark during the market’s downturn as well as during the rebound for the reporting period. Strong selection within interactive media and services, as well as avoiding crowded trades in interactive home entertainment and slower growth in integrated telecom services proved additive.

While the Fund outperformed for the period, the financials and industrials sectors were areas that caused a drag on relative performance. An overweight to the financials sector hindered relative performance, as the sector was a laggard during the period. Fund holdings in the financial exchanges & data as well as investment banking and brokerage industries struggled during the period. Selection within the industrial sector delivered strong performance but still trailed, most notably in the aerospace & defense and trading companies & distributors industries. The modest overweight to the cyclical growth-oriented industrial sector did provide some relative value.

How is the Fund positioned?

We seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, and strong growth catalysts, while being mindful of valuations.

The portfolio remains broadly diversified with a focus on a mix of secular and cyclical growth holdings. Information technology remains the largest overall sector allocation, but was reduced to an underweight at the end of the period, as we felt it was time to capitalize on the strong rally that our tech names enjoyed. Consumer discretionary names remain a large sector weight and represent an overweight relative the growth benchmark. We believe the consumer is still in good standing, and leading businesses in the sector may provide superior growth rates in key markets. In health care, we have reduced our underweight on recent weakness. Sectors such as real estate, utilities, materials, energy and consumer staples remain very low weights in an absolute sense, as we do not see sustainable growth dynamics to support larger inclusion.

What closing thoughts do you have for Fund shareholders?

We maintain our concern that an upcoming change in the monetary tide could be disruptive to equity markets globally. The Fed has wisely squelched their previously hawkish tone from earlier in the period, but the market’s reaction to these changes has given us pause. Certainly the U.S. is in good shape, and we do not currently foresee recession risk

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	20.4%
Health Care	15.8

Consumer Discretionary	15.1
Communication Services	14.7

Industrials	13.2
Financials	7.0

Consumer Staples	2.6
Materials	1.6

Energy	1.0
Other	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Growth Fund

in the near future. The U.S. market presents an amazingly long list of stocks in businesses that are delivering strong growth in a lower-growth world, and many of these stocks are trading at what we would consider to be fair valuations. That said, we will be cautious when it comes to crowded trades and careful around valuation, as the stakes seem higher regarding the effects of market sentiment related to monetary policy changes.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

26	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	11.63%	10.77%	10.15%	12.93%
With Sales Charge	6.34	5.49	9.08	12.38
Class C Shares – Inception 9/3/96
Without Sales Charge	11.26	9.95	9.34	12.09
With Sales Charge	10.41	9.11	9.34	12.09
Class I Shares – Inception 9/18/97	11.75	11.06	10.43	13.22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.29%; Class C is 2.04% and Class I is 1.04%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

On October 1, 2018, the S&P 1500 Growth Index replaced the Russell Midcap® Growth Index as the Fund’s primary benchmark because the Fund’s portfolio managers believe the S&P 1500 Growth Index more closely represents the Fund’s investment universe. The S&P 1500 Growth Index is designed to provide investors with a measure of the performance of U.S. growth equities.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	27

Calamos Growth and Income Fund

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

◾	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation with the potential for lower volatility.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX

I Shares	CGIIX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831

I Shares	128119872

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Growth and Income Fund gained 8.51% (Class A Shares at net asset value) versus a return of 9.76% for the S&P 500 Index and increase of 9.44% for the ICE BofAML All U.S. Convertibles ex Mandatory Index. We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund returned 10.93% on an annualized basis (Class A Shares at net asset value) versus a 10.51% gain for the S&P 500 Index and a 9.48% return for the ICE BofAML All U.S. Convertibles Ex Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.73 (Class A shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the reporting period?

The volatile, yet upward moving equity market proved a great opportunity for the risk conscious equity portfolio, which held value better than the equity market in the downturn but delivered strong performance for the full period. Overall, the full period witnessed a dramatic increase in equity market volatility accompanied by a V-shaped decline and recovery. At the start of the period, the U.S. and global equity markets were in the midst of a sharp decline that began in late September and early October 2018. In fact, the broad U.S. market, as measured by the S&P 500 Index, declined -19.37% from September 20, 2018 through the closing bell on December 24, 2018. Investors had become increasingly concerned that strength in the U.S. economy would prompt the Federal Reserve to continue raising interest rates, tightening financial conditions and creating a more difficult business environment going forward. In early October Fed Chairman Powell voiced his view that rates were still “a long way” from neutral, which precipitated the market decline. Then, in late December, Powell and the Fed indicated that short-term rates were closer to a more neutral level. In January, the Fed changed/reduced their expectation to zero rate increases for 2019 and announced they would also reduce the amount of balance sheet normalization, a series of actions that emboldened risk-appetite across markets. From Christmas Eve forward through the end of the reporting period, the U.S. market rallied 26.13% (a pace that would annualize to 95% returns).

For the full reporting period, the well-diversified portfolio was able to provide significant equity market capture by managing risks during the sharp pullback and then

28	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

went on to participate strongly in the subsequent equity market rebound. The portfolio held an underweight in the health care sector throughout the period based on our concern that political risks threatened the sector’s recent strength. In the end, our wariness was justified, as health care turned out to be a laggard for the full reporting period. Though health care stocks outperformed during the market’s downturn, the sector significantly lagged during the rebound. Strong individual security selection was even more important to the Fund’s relative performance, most notably within biotechnology. The portfolio held outperforming biotech common stocks and avoided some problematic names during the period. Additionally, the Fund benefitted from strong selection and an underweight to the consumer staples sector for the reporting period. Portfolio holdings in consumer staples held their value much better than those of the equity index, as the Fund avoided the difficulties in tobacco stocks, and benefitted from diversifying away from only common stocks when consumer staples declined in sync with the broad market early in the period.

The consumer discretionary sector hindered the Fund’s relative performance over the reporting period. Fund holdings fared much better overall than the sector during the market’s downturn, but holdings lagged during the subsequent surge in consumer discretionary stocks. Fund holdings turned in performance similar to the overall market with strong absolute returns during the market’s upswing, but trailed the consumer discretionary sector’s performance most notably in internet marketing and autos. Financials holdings also detracted from relative performance when compared to the all-equity S&P 500 Index benchmark. The underweight to the financials sector provided a small contribution to relative performance, but our holdings slightly underperformed for the period, as selection in financial exchanges and asset management lagged.

How is the Fund positioned?

Believing that the U.S. equity market may be volatile but upward trending, we continue to position the portfolio with the goal of participating in the U.S. equity market’s upside, while providing resilience during market declines and downside volatility. We believe that actively managing equity market risks by blending equity and convertible securities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles. The Fund is broadly diversified with holdings in each of the eleven sectors. From a sector standpoint, information technology and health care represent the largest weights on an absolute basis, similar to the broad equity market. Information technology represents a broad range of high growth businesses that, in many cases, have strong balance sheets and cash flows. The portfolio takes an overweight stance in communication services versus the S&P 500 Index, where higher growth potential in a slower-growth world may continue to offer attractive investment opportunities. The portfolio holds a modest overweight position in consumer discretionary, but is underweight to consumer staples. We believe this stance gives us considerable opportunities in secular and cyclical growth areas of the economy.

What closing thoughts do you have for Fund shareholders?

The rapid changes in sentiment and dramatic moves in asset prices certainly provide a good reason for adopting a risk-managed approach to the equity markets. In the span of just a few months’ time, the likelihood of Fed rate hikes went from near certainty of a hike to near certainty of no hike. Volatility, as measured the VIX Index, spiked dramatically in December 2018 but has returned to a more benign level and tranquil path.

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	21.0%
Health Care	12.5

Financials	12.2
Communication Services	11.0

Consumer Discretionary	10.1
Industrials	9.0

Consumer Staples	6.2
Energy	4.7

Utilities	4.0
Real Estate	2.7

Other	1.9
Materials	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Growth and Income Fund

Economic conditions are indicating a slowdown from the rapid growth of 2018, but in our view this was expected and is likely priced into the market. The Fed has indicated a more dovish and supportive stance for liquidity, and despite strong returns to U.S. equities, money flows do not point to a crowded trade. We maintain our view that the U.S. economy does not appear to have near-term risk of recession and there exist favorable opportunities within the equity market. We will focus on businesses we believe to have higher quality of earnings, which may offer more compelling growth in a positive, but lower-growth environment.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

30	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/22/88
Without Sales Charge	8.51%	10.36%	8.54%	10.59%
With Sales Charge	3.36	5.11	7.49	10.05
Class C Shares – Inception 8/5/96
Without Sales Charge	8.13	9.56	7.72	9.76
With Sales Charge	7.13	8.56	7.72	9.76
Class I Shares – Inception 9/18/97	8.67	10.63	8.80	10.86

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.10%; Class C is 1.85% and Class I is 0.85%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The ICE BofAML All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	31

Calamos Dividend Growth Fund

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◾	Employs bottom-up stock picking and a benchmark-agnostic approach.

◾	Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX

I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821

I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Dividend Growth Fund gained 9.88% (Class A Shares at net asset value), performing broadly in line with the 9.76% rise of the S&P 500 Index, the Fund’s benchmark. The Fund benefited nearly equally from sector and individual stock decisions.

What factors influenced performance during the reporting period?

In our last report, we had said: “The U.S. economic recovery has been lengthy, but growth has also been more gradual than typical economic expansions of the past. In our view, this gives us reason to believe that the economy may continue to grow, as expansions are not time constrained, but are subject to booms and busts. We will keep a watchful eye on financial conditions and seek to tailor the portfolio’s risk/reward profile in accordance with changes in market and economic conditions. Volatility has increased over recent years, and we saw a correction within the equity market during the period, which goes to show that the potential benefits of managing risk and volatility may be timelier today than in the recent past.”

Those words rang true over this reporting period, as we saw a dramatic increase in equity market volatility with a V-shaped decline and recovery. The period began with the U.S. and global equity markets in the midst of a sharp decline that had begun in late September/early October 2018. In fact, the broad U.S. market, as measured by the S&P 500 Index, declined -19.37% from September 20, 2018 through the closing bell on December 24, 2018. Investors had become increasingly concerned that strength in the U.S. economy would prompt the Federal Reserve to continue raising interest rates, tightening financial conditions and creating a more difficult business environment going forward. In early October Fed Chairman Powell voiced his view that rates were still “a long way” from neutral, which precipitated the market decline. Then, in late December, Powell and the Fed indicated that short-term rates were closer to a more neutral level. In January, the Fed changed/reduced their expectation to zero rate increases for 2019 and announced they would also reduce the amount of balance sheet normalization, a series of actions that emboldened risk-appetite across markets. From Christmas Eve forward through the end of the reporting period, the U.S. market rallied 26.13% (a pace that would annualize to 95% returns).

While only modestly overweight, the Fund benefitted from its view and selection within the information technology sector. Information technology was one of the top-performing sectors within the equity market for the period, as investors preferred the higher-growth businesses during the market’s rebound. Strong performance within the data processing & outsourced services boosted the Fund’s absolute and relative performance, as did wisely underweighting and sidestepping underperformers among the hardware industry that struggled mightily. Communication services stocks also performed well during the period, as the sector’s higher growth potential was favored by the broad market. Strong performance and a modest overweight in movies & entertainment was favorable to performance. Additionally, the Fund’s strong selection within interactive home entertainment helped.

32	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

Holdings within the financials sector detracted from relative performance. The sector was a laggard among the broad market and has struggled relative to the broad market for several quarters. The Fund’s holdings in financial exchanges and data acted as a drag on relative performance. The energy sector was also a detractor as a modest overweight (on average less than one half of one percent) impeded return. Broadly speaking, the energy sector significantly underperformed the market during the period. Holdings within the exploration & production industry also lagged, crimping results.

How is the Fund positioned?

The Fund’s investments reflect our positive long-term outlook for equities and our preference for dividend-paying companies with sound fundamentals and attractive valuations. Furthermore, we seek companies that have an ability to increase dividends over time, either by increasing profits or using capital more efficiently.

The Fund, as typical, is broadly diversified with investments in all eleven sectors. In seeking to diversify in light of market conditions, we typically do not have significant overweights or underweights. The real estate and materials sectors represent our largest underweights. While the cash flows within real estate may be favorable in many cases, valuations and growth potential have tempered our enthusiasm on a relative basis. The cyclical nature of materials businesses has similarly given us pause. Our largest allocation is to information technology, which is also the market’s largest sector weight. We have favored investments within software and data processing & services areas and have a modest overweight to the sector overall. We also have a modest overweight to communication services, where we find a dynamic set of opportunities amongst a variety of service providers.

What closing thoughts do you have for Fund shareholders?

As mentioned previously, we anticipate a more volatile market than what we had experienced in prior years, although the sharp and sudden activity in this reporting period was even greater than what we had been considering. We favor what we believe to be higher-quality growth opportunities, looking for businesses operating efficiently with strong balance sheets and stable-to-growing cash flow. We are not believers that a market or economic cycle has an age associated end-date, but instead should ebb and flow according to financial conditions and economic strength. Overall, the underpinnings for a continued expansion remain in place, in our view, and we must continue to be mindful of valuation associated with crowded trades.

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	22.1%
Health Care	13.2

Financials	13.0
Communication Services	10.9

Consumer Discretionary	10.3
Industrials	9.0

Consumer Staples	7.3
Energy	5.5

Utilities	2.9
Real Estate	1.9

Materials	1.4
Other	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	33

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	9.88%	12.26%	8.61%	8.58%
With Sales Charge	4.63	6.96	7.56	7.66
Class C Shares – Inception 8/5/2013
Without Sales Charge	9.46	11.40	7.81	7.78
With Sales Charge	8.46	10.40	7.81	7.78
Class I Shares – Inception 8/5/2013	10.03	12.55	8.90	8.86

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.84%; Class C shares is 2.60% and Class I shares is 1.61%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 chart is from 7/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

34	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Opportunistic Value Fund gained 6.65% (Class A Shares at net asset value) versus a gain of 8.38% for the S&P 1500 Value Index and increase of 7.90% for the Russell 1000 Value Index.

The Fund delivered strong absolute performance over the full reporting period, benefitting as it was better able to protect value during the market’s sell-off in the beginning of the period. As the market rallied beginning in January, Fund performance lagged slightly as deep cyclical names, which had not performed well, bounced significantly.

What factors influenced performance?

Overall, the full period witnessed a dramatic increase in equity market volatility accompanied by a V-shaped decline and recovery. At the start of the period, the U.S. and global equity markets were in the midst of a sharp decline that began in late September and early October 2018. In fact, the broad U.S. market, as measured by the S&P 500 Index, declined -19.37% from September 20, 2018, through the closing bell on December 24, 2018. Investors had become increasingly concerned that strength in the U.S. economy would prompt the Federal Reserve to continue raising interest rates, tightening financial conditions, and creating a more difficult business environment going forward. In early October Fed Chairman Powell voiced his view that rates were still “a long way” from neutral, which precipitated the market decline. Then, in late December, Powell and the Fed indicated that short-term rates were closer to a more neutral level. In January, the Fed changed/reduced their expectation to zero rate increases for 2019 and announced they would also reduce the amount of balance sheet normalization, a series of actions that emboldened risk-appetite across markets. From Christmas Eve forward through the end of the reporting period, the U.S. market rallied 26.13% (a pace that would annualize to 95% returns).

The market’s relief that the Fed would not tighten further led not only to a broad-based rally, but a strong rally among companies that have operated with poor capital-efficiency metrics, based on our analysis. While we believe those types of businesses to be much shorter-term investment opportunities, they can offer bouts of strong performance as they did for a few months in the period.

Health care holdings lagged those of the value-oriented benchmark. The Fund held an overweight to the sector during the period, believing that companies in selected industries might offer better overall growth than the broad market. The health care sector broadly struggled during the period as the politics and economics of health care were again headline news. Fund holdings in managed health care and life science tools detracted from relative performance. Consumer discretionary names also hindered relative performance. Specifically, holdings in department stores and home furnishing retail underperformed.

On the other side of the ledger, the Fund benefitted from investments in the industrials and materials sectors. Within industrials, investments in railroads and industrial conglomerates proved additive during the period, as the combination of valuation and growth rates in selected businesses translated to strong performance. The materials sector was an

OVERVIEW

The Fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

◾	Employs bottom-up stock picking and a benchmark-agnostic approach.

◾	Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund is a core equity option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or momentum growth strategy.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX

I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641

I Shares	128119633

www.calamos.com	35

Calamos Opportunistic Value Fund

SECTOR WEIGHTINGS as of April 30, 2019

Financials	20.2%
Information Technology	18.9

Industrials	11.6
Health Care	9.3

Consumer Staples	8.7
Energy	6.4

Communication Services	5.9
Consumer Discretionary	5.8

Utilities	4.8
Real Estate	3.7

Other	2.3
Materials	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

underperformer within the S&P 1500 Value Index benchmark, validating the Fund’s underweight during the period. But additionally, the Fund’s holdings in materials collectively outperformed those of the index, most notably within the specialty chemicals space.

How is the Fund positioned?

The Fund continues to be positioned in holdings that exhibit a combination of compelling valuations, opportunities for strong growth, and high capital efficiency management.

At the end of the reporting period, the Fund was overweight information technology, with more modest overweights to communication services and industrials. Information technology was the top-performing sector within the value index for the period, so we will continue to be mindful of valuation. Over the course of the reporting period, the Fund’s overweight was reduced, but we still see strong business growth in companies with compelling balance sheets and robust free-cash-flow growth. For example, the Fund still holds overweights in software and IT services at the end of the period. Communication services is a much smaller sector within the value market, but still offers businesses with compelling growth rates in areas such as media, services and entertainment.

The Fund is underweight the consumer discretionary, financial and materials sectors. Within the consumer discretionary sector, the Fund is most notably underweight the automobile industry and household durables, favoring consumption trends in areas such as internet and direct retail where consumers are finding easier shopping as well as cost savings. Financials represent the largest sector within the S&P 1500 Value Index benchmark and, as such, are a sizable investment for the Fund overall. The Fund holds a slight overweight to consumer finance, but remains underweight within the insurance and capital markets industries.

What closing thoughts do you have for Fund shareholders?

The recent volatility in U.S. and global equity markets highlights the angst and uncertainty among investors worldwide. In our view, the US economy continues to demonstrate that the underpinnings of a continued, albeit slower growth environment may continue for a longer timeframe than past expansions. On the heels of strong growth that was in part boosted by favorable fiscal and monetary policy, we should not be shocked to see episodes of slower growth. Overall, fiscal and monetary conditions are still quite simulative, though less so than a few quarters ago. If growth is scarce, then typically investors will seek growth and be willing to pay for what is most difficult to find. We believe the U.S. equity market continues to be at the forefront of opportunities, offering companies that have attractive valuations and superior growth potential.

36	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	37

Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	6.65%	7.99%	6.51%	10.20%
With Sales Charge	1.56	2.84	5.48	9.66
Class C Shares – Inception 1/2/02
Without Sales Charge	6.23	7.17	5.72	9.38
With Sales Charge	5.36	6.29	5.72	9.38
Class I Shares – Inception 3/1/02	6.73	8.16	6.76	10.47

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.61%; Class C is 2.36% and Class I is 1.37%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90% and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

On October 1, 2018, the S&P 1500 Value Index replaced the Russell 1000 Value Index as the Fund’s primary benchmark because it more closely aligns with the Fund’s investment strategy. The S&P 1500 Value Index is designed to provide investors with a measure of the performance of U.S. value equities.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

38	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos International Growth Fund returned 9.48% (Class A Shares at net asset value) versus a 10.74% gain for the MSCI EAFE Growth Index and 12.46% return for the MSCI ACWI Ex U.S. Growth Index.

Since its inception on March 17, 2005 the Fund has returned 6.58% on an annualized basis (Class A shares at net asset value) compared to a 5.89% return in the MSCI ACWI Ex U.S. Growth Index and 5.68% increase in the MSCI EAFE Growth Index. We believe this demonstrates the Fund’s ability to generate long-term excess returns over complete market cycles.

What factors influenced performance during the reporting period?

A combination of moderate economic growth, low inflation and generally accommodative central bank policies supported international stocks, though the period was marked by two highly distinct market environments. During the first half of the period, international markets battled multiple headwinds including slowing global growth, and uncertainty regarding Brexit and global trade. The second half of the period ushered in a significant move higher in international equities as investors responded to targeted stimulus in China, positive corporate earnings and signs of progress on key geopolitical risks.

The Fund delivered a solid double-digit return over the period but trailed the stronger gain of the index due to relative security selection in certain sectors.

Positive Influences on Performance

Consumer Discretionary. The Fund’s security selection and an overweight position in consumer discretionary boosted results relative to the MSCI ACWI Ex U.S. Growth Index. Specifically, positions in the household appliances industry and names in the internet & direct marketing retail industry boosted relative performance.

Information Technology. Security selection and an overweight allocation in information technology added to the Fund’s return, especially via the systems software and electronic equipment & instruments industries.

Negative Influences on Performance

Industrials. Over the period, trailing selection within the industrials sector curbed return, as holdings in the aerospace & defense and industrial machinery industries lagged.

Consumer Staples. Security selection and an underweight position in consumer staples hampered relative results. Holdings in the tobacco and personal products industries notably landed short.

Geographic Performance

From a regional standpoint, the Fund benefitted from security selection and an overweight position in Emerging Asia where our holdings in China and Hong Kong were leading contributors. Additionally, favorable security selection and an underweight position in Japan added value.

OVERVIEW

The Fund employs a unique blend of quantitative and qualitative processes to build a portfolio characterized by quality businesses with durable growth, competitive advantages and healthy, flexible balance sheets.

KEY FEATURES

◾	Identifies companies that possess competitive advantages and financial strength as defined by our proprietary data analysis of ROIC and near-term quantitative catalysts.

◾	Employs deep and targeted qualitative analysis to scrutinize a company’s business model, competitive landscape and growth drivers, factors important in weighing a company’s durability over time.

◾	Invests in a universe that spans geographies and market caps, providing a wide breadth of unique opportunities to investors.

◾	Emphasizes alignment with key secular themes, such as investing in economies that promote structural reforms and economic freedoms.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX

I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559

I Shares	128119542
R6 Shares	128120425

www.calamos.com	39

Calamos International Growth Fund

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	19.0%
Consumer Discretionary	17.2

Financials	13.3
Health Care	12.3

Industrials	11.4
Consumer Staples	9.1

Communication Services	8.6
Energy	3.8

Materials	2.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Conversely, the Fund’s trailing selection in Europe curbed return. In particular, positions in the United Kingdom and Sweden held back relative performance.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

We hold a well-diversified set of positions in Europe, with a range of end markets spanning areas of domestic demand and exporters. We are sensitive to developing political risks and persistent slow growth that has beset Europe. Our positions are largely in global secular growth opportunities and, in some cases, more regionally exposed businesses with stable, less-cyclical characteristics.

We have a relatively positive stance in emerging markets and favor positions in communication services, discretionary, technology and select financials. We prefer businesses in interactive media & services, internet retail, insurance and higher quality banks given their positive fundamentals, large addressable markets and alignment with key secular themes.

We have an underweight stance in Japan. Although valuations are reasonable and monetary conditions remain highly accommodative, global growth and trade, which the Japanese economy heavily depends upon, have been relatively weak and sap activity in the country.

From a sector perspective, the Fund is currently positioned as follows:

•	We positioned the Fund to hold a combination of core and secular growth companies, in addition to select cyclical opportunities.

•	Technology, consumer discretionary, health care and communication services are the among largest sector weights in the Fund, owing to our view of secular growth potential and attractive demand segments. We have assigned key positions in interactive media & services, internet retail, pharmaceuticals, semiconductors, apparel and luxury goods.

•	We hold an overweight in financials, with higher-quality positioning in companies benefiting from improving business fundamentals, less onerous regulations in some regions, and attractive valuations.

•	We own limited positions in energy and materials that are benefiting from relatively better supply-and-demand fundamentals and earnings growth potential.

•	We have an underweight stance in more defensive areas including utilities, real estate and traditional telecoms, given their questionable valuations and better relative opportunities elsewhere.

What closing thoughts do you have for Fund shareholders?

Global corporate and macroeconomic data has been mixed versus expectations and reflects moderate growth conditions. Global monetary policy remains generally accommodative and multiple central banks have adopted a more patient stance on future actions. Markets continue to confront a set of headwinds and tailwinds, though

40	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

we have seen developments with respect to earnings and global policy that may be incrementally more positive. We continue to identify international stock opportunities that are reaping the benefits of moderate earnings growth, benign inflation and attractive valuations.

In terms of Fund positioning, we currently favor a blend of investments in secular growth and select defensive growth businesses. This positioning reflects our anticipation of moderate economic growth but also the potential for a pickup in demand conditions in the coming quarters. We currently favor investments in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. From a thematic and sector perspective, we see opportunities in communications services, technology, consumer and health care companies with targeted areas of demand. We also favor a set of more cyclical companies with sound fundamentals and multiple catalysts. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in international equities.

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	41

Calamos International Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	9.48%	-6.44%	3.24%	9.50%
With Sales Charge	4.30	-10.90	2.23	8.97
Class C Shares – Inception 3/16/05
Without Sales Charge	9.10	-7.12	2.47	8.69
With Sales Charge	8.16	-7.92	2.47	8.69
Class I Shares – Inception 3/16/05	9.65	-6.18	3.51	9.79
Class R6 Shares – Inception 9/17/18^	9.70			-2.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.51%; Class C is 2.26%; Class I is 1.26% and Class R6 is 1.21%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C and Class I are limited to 1.10%, 1.85% and 0.85% of average net assets, respectively. The Fund’s investment adviser has contractually agreed to limit the Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund’s other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

The MSCI ACWI Ex U.S. Growth Index measures equity market performance of companies outside of the United States with higher-growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

42	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Evolving World Growth Fund returned 12.44% (Class A Shares at net asset value) versus a 13.90% return for the MSCI Emerging Market Index. During the period, the Fund pursued our risk-managed investment approach and generated strong absolute returns, while also capturing most of the advance in the all-equity MSCI Emerging Market index. We position the Fund to capture most of the equity market upside over complete market cycles, with a keen attention to mitigating downside risk. We believe that our focus on potential downside resilience can provide advantages in a more rotational and higher volatility environment in global and emerging market equities.

Since its inception on August 15, 2008, the Fund has returned 3.78% on an annualized basis (Class A Shares at net asset value) compared to a 3.73% return for the MSCI Emerging Markets Index. We believe this demonstrates the Fund’s ability to generate competitive long-term returns while pursuing a risk-managed investment approach over complete market cycles.

What factors influenced performance during the reporting period?

Emerging markets navigated two distinct environments over the six-month period. During the first half of the period, markets battled multiple headwinds including slowing growth, tighter Fed monetary policy and global trade uncertainty. The second half of the six-month period ushered in a recovery in emerging markets as investors responded to China’s targeted stimulus, a more dovish Fed policy outlook, and corporate earnings growth.

Positive Influences on Performance

Consumer Staples. The Fund’s leading security selection in consumer staples added to relative results. Holdings in the distillers & vintners and food retail industries performed particularly well.

Communication Services. Favorable security selection in communication services added to the Fund’s performance, especially in the interactive media & services and interactive home entertainment industries.

Negative Influences on Performance

Industrials. Over the period, trailing selection within the industrials sector curbed relative results, as holdings in the construction & engineering and aerospace & defense industries hurt return.

Information Technology. Security selection and an overweight position in information technology negatively affected performance, as holdings in the electronic components and semiconductors industries made a poor showing.

Geographic Performance

From a regional standpoint, the Fund benefitted from security selection in Emerging Asia. In particular, our holdings in Hong Kong and South Korea drove relative performance. Similarly, the Fund benefitted from favorable security selection in EMEA. Positions in Turkey helped relative performance. Additionally, our lack of exposure in Russia buoyed return.

OVERVIEW

The fund globally invests in growth companies, emphasizing businesses with revenue streams derived within or from emerging markets. The fund is designed to actively manage risk over a full market cycle.

KEY FEATURES

◾	Active risk management aims to generate alpha with less downside risk than the benchmark and peers

◾	Company fundamentals emphasis stresses strong or accelerated earnings growth and solid returns on invested capital

◾	Targets well-positioned global growth companies that may benefit from long-term secular themes in emerging markets such as the rise of the emerging-market consumer

PORTFOLIO FIT

Given its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX

I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146

I Shares	128119138

www.calamos.com	43

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS as of April 30, 2019

Financials	21.9%
Communication Services	19.5

Information Technology	16.9
Consumer Discretionary	12.0

Energy	8.4
Consumer Staples	6.7

Industrials	5.7
Materials	4.2

Real Estate	2.3
Health Care	1.8

Other	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Contrarily, an overweight position in Europe hampered relative results. Select developed market holdings in France and the UK with significant revenue ties to EM underperformed due to slowing global growth and trade policy uncertainty. The same factors hurt the Fund’s U.S. selection.

How is the Fund positioned?

•	Our positioning favors economies benefiting from domestic demand trends, pro-growth fiscal reforms, and a blend of secular growth and more cyclical opportunities.

•	We have a positive view of the investment opportunities in EM and own significant positions in the consumer discretionary, technology, communication services and financials sectors. We favor businesses in internet retail, interactive media & services, diversified banks and insurance, and select semiconductor areas given their leading growth fundamentals, large addressable markets and alignment with our key secular themes.

•	We hold a significant weight in financials, with a preference for higher-quality banks that are the beneficiaries of expanding opportunities and reasonable valuations.

•	We hold a moderate weight in energy and materials opportunities that are tapping into attractive global supply and demand fundamentals and earnings growth potential.

•	We have an underweight stance in more defensive, highly regulated areas including utilities, real estate and traditional telecoms, while we favor diversified growth opportunities in consumer staples.

•	From a geographic perspective, we own significant stakes in Emerging Asia and Latin America based on improved fundamentals and macro developments. We favor investments in China, India, Brazil, and Taiwan.

What are your closing thoughts for Fund shareholders?

We have a favorable view of investment opportunities in emerging markets. Global corporate and macroeconomic data have been mixed versus expectations and reflect moderate global growth conditions. Global monetary policy remains accommodative and multiple central banks have adopted a more patient stance regarding future actions. We are actively monitoring key macro issues for emerging markets including global trade negotiations, the path of central bank policy, and data on Chinese consumption and the industrial economy. Markets continue to navigate a set of headwinds and tailwinds, though we have seen developments with respect to earnings and policy that are incrementally more positive for emerging market equities.

Emerging market earnings growth is positive, equity valuations are attractive, and capital flows are turning more favorable. Many companies with higher-quality fundamentals and sustainable growth characteristics are benefiting as these attributes are being rewarded in markets, though investors are also closely following global trade and policy issues. From a thematic and sector perspective, we see opportunities in consumer sectors, communication services, and technology, in addition to higher quality financials and a set of more cyclical companies in multiple sectors. We believe our active and risk-managed investment approach positions us well to navigate the risks and opportunities in emerging markets.

44	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	45

Calamos Evolving World Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	12.44%	-7.42%	0.67%	6.48%
With Sales Charge	7.06	-11.82	-0.31	5.96
Class C Shares – Inception 8/15/08
Without Sales Charge	11.97	-8.15	-0.09	5.69
With Sales Charge	10.97	-9.07	-0.09	5.69
Class I Shares – Inception 8/15/08	12.59	-7.18	0.91	6.76

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.63%; Class C is 2.38% and Class I is 1.38%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2009. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

46	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund

CALAMOS EMERGING MARKET

EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Emerging Market Equity Fund returned 15.11% (Class A Shares at net asset value) versus a 13.90% return for the MSCI Emerging Markets Index. The Fund participated in the advance of emerging markets over the period and outperformed due to strong returns in many of our higher-quality EM businesses.

What factors influenced performance during the reporting period?

Emerging markets navigated two distinct environments over the six-month period. During the first half of the period, markets battled multiple headwinds including slowing growth, tighter Fed monetary policy and global trade uncertainty. The second half of the period ushered in a recovery in emerging markets, as investors responded to China’s targeted stimulus, a more dovish Fed policy outlook and corporate earnings growth.

The Fund delivered a strong double-digit return over the six-month period and outperformed its benchmark index due to leading relative security selection.

Positive Influences on Performance

Financials. The Fund’s security selection in financials helped drive relative returns. In particular, our holdings in diversified banks and life & health insurance positively contributed to results.

Consumer Staples. Security selection in consumer staples also added to the Fund performance. The main contributors within this sector were in the distillers & vintners and food retail industries.

Negative Influences on Performance

Industrials. Over the period, trailing selection and an underweight stance within the industrials sector weighed on results, as holdings in the airlines and industrial machinery industries lagged.

Information Technology. An overweight stance and security selection within the semiconductors and IT consulting & other services industries of the information technology sector also lost ground on a relative basis.

Geographic Performance

From a regional standpoint, leading security selection and an underweight position in Emerging Asia added value to Fund performance. Leading exposure to key industries in China and Hong Kong made a notable contribution. Also, the Fund benefitted from favorable security selection in EMEA. Specifically, Russia and our lack of participation in Turkey promoted return.

OVERVIEW

The Fund globally invests in growth companies, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offers the best opportunities for emerging market growth.

KEY FEATURES

◾	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital, and lower debt-to-capital levels

◾	Actively seeks growth opportunities by investing in equities with at least 80% emerging-market exposure

◾	Draws upon decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed Fund complements emerging-market strategies with a less-pronounced growth orientation, such as those that more closely track the broad EM equity market.

FUND NASDAQ SYMBOLS

A Shares	CEGAX
C Shares	CEGCX

I Shares	CIEIX

FUND CUSIP NUMBERS

A Shares	128120789
C Shares	128120771

I Shares	128120763

www.calamos.com	47

Calamos Emerging Market Equity Fund

SECTOR WEIGHTINGS as of April 30, 2019

Financials	22.5%
Information Technology	17.8

Consumer Discretionary	16.6
Communication Services	13.0

Consumer Staples	6.1
Industrials	5.4

Energy	4.3
Materials	4.1

Other	3.6
Real Estate	3.3

Health Care	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Conversely, U.S.-listed equities and select protective put options, as did an overweight stance in Emerging Latin America. In particular, Brazil and Colombia were sources of disappointment.

How is the Fund positioned?

Our positioning favors economies benefiting from domestic demand trends, pro-growth fiscal reforms, and a blend of secular growth and more cyclical opportunities. We favor investments in Emerging Asia with China and India representing our two largest country weights. We also see select opportunities in Brazil, Taiwan, Korea, South Africa and Indonesia among other markets.

From a sector perspective, we own significant positions in the consumer discretionary, technology, communication services and financials sectors. We favor businesses in internet retail, interactive media & services, diversified banks and insurance, and select semiconductor areas based on leading growth fundamentals, large addressable markets and alignment with our key secular themes.

We have an underweight stance in more defensive, highly regulated areas including utilities and traditional telecom.

We are underweight in energy and materials, though we own select opportunities that offer attractive global supply-and-demand fundamentals and earnings growth potential.

What are your closing thoughts for Fund shareholders?

We have a favorable view of investment opportunities in emerging markets. Global corporate and macroeconomic data have been mixed versus expectations and reflects moderate global growth conditions. Global monetary policy remains accommodative and multiple central banks have adopted a more patient stance regarding future actions. We are actively monitoring key macro issues for emerging markets including global trade negotiations, the path of central bank policy, and data on Chinese consumption and the industrial economy. Markets continue to navigate a set of headwinds and tailwinds, though we have seen developments with respect to earnings and policy that are incrementally more positive for emerging market equities.

Emerging market earnings growth is positive, equity valuations are attractive, and capital flows are turning more favorable. Many companies with higher-quality fundamentals and sustainable growth characteristics are benefiting as these attributes are being rewarded in markets, though investors are also closely following global trade and policy issues. From a thematic and sector perspective, we see opportunities in consumer sectors, communication services, and technology, in addition to higher quality financials and a set of more cyclical companies in multiple sectors. We believe our active, growth-oriented investment approach will position us to take advantage of the opportunities in emerging markets.

48	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	15.11%	-8.98%	0.06%	-0.17%
With Sales Charge	9.59	-13.32	-0.91	-1.08
Class C Shares – Inception 12/31/2013
Without Sales Charge	14.68	-9.67	-0.66	-0.90
With Sales Charge	13.68	-10.57	-0.66	-0.90
Class I Shares – Inception 12/31/2013	15.22	-8.72	0.32	0.08

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 2.30%; Class C shares is 3.05% and Class I shares is 2.05%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22, to the extent necessary so that Total annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.75%, 2.50%, and 1.50% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	49

Calamos Global Equity Fund

OVERVIEW

The Fund invests in equities of companies around the globe. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors

◾	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX

I Shares	CIGEX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468

I Shares	128119450

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Global Equity Fund returned 10.18% (Class A Shares at net asset value) versus a 9.16% gain for the MSCI World Index and 12.33% return for the MSCI ACWI Growth Index.

Since its inception on March 2, 2007, the Fund has returned 7.37% on an annualized basis (Class A Shares at net asset value) compared to a 7.12% return for the MSCI ACWI Growth Index and 5.99% increase in the MSCI World Index. We believe this demonstrates the Fund’s ability to generate long-term excess returns over complete market cycles and investment environments.

What factors influenced performance during the reporting period?

Global equities navigated two distinct market environments over the six-month period. During the first half of the period, markets battled multiple headwinds including slowing global growth, tighter Fed monetary policy and uncertainty regarding meaningful progress on trade disputes. The second half of the period ushered in a significant market recovery, as investors responded to the Federal Reserve’s more dovish policy outlook, targeted stimulus in China, and positive corporate earnings.

The Fund delivered a solid double-digit return over the period due to relative security selection in certain sectors.

Positive Influences on Performance

Consumer Discretionary. The Fund’s leading security selection and an overweight stance in consumer discretionary outperformed relative to the MSCI ACWI Growth Index. Specifically, our holdings in internet & direct marketing retail and household appliances represented major contributors.

Communication Services. Leading security selection and an overweight position in communication services added to Fund performance. The main contributors fell within the interactive media & services and movies & entertainment industries.

Negative Influences on Performance

Industrials. Over the period, security selection within the industrials sector curbed relative results, as holdings in the aerospace & defense and industrial machinery industries lagged.

Financials. Trailing selection within the financial exchanges & data and investment banking & brokerage industries of the financials sector also held back relative results.

Geographic Performance

The Fund benefited from leading security selection and an overweight stance in Emerging Asia. Holdings in China and India performed well in particular. In addition, security selection in EMEA also added to Fund performance. Specifically, Israel and our nonparticipation in Turkey promoted return.

50	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

Conversely, security selection in the U.S. curbed relative performance. Also, trailing selection in Europe weighed on relative return. The Fund’s securities fell short of benchmark constituents, especially those in Switzerland and Sweden.

How is the Fund positioned?

The Fund’s holdings reflect a combination of core growth and more cyclical opportunities in key sectors, including consumer discretionary, technology, communication services, health care and financials. We mostly made modest adjustments to sector weights during the six-month period. We added to investments in consumer discretionary and communication services, given the attractive fundamentals of many companies within the sectors. We offset these moves by culling positions in materials, real estate and technology due mainly to security-specific factors.

•	We have an underweight position in the U.S., which reflects our view of decelerating growth, external geopolitical issues and relatively less-attractive valuation risk/reward. Our U.S. positions emphasize secular growth and higher-quality businesses with defensible business models.

•	We hold a diversified set of positions in Europe, with a range of end markets spanning domestic demand and exporters. We are sensitive to developing political risks and the persistent slow growth that has beset Europe. Our positions are largely in global secular growth opportunities and, in some cases, more regionally exposed businesses with stable, less-cyclical characteristics.

•	We have an overweight position in emerging markets relative to the benchmark and are encouraged as markets have been rewarding companies with stronger fundamentals. We especially favor select investments in China, India, Taiwan and Brazil.

•	We hold a modest underweight in Japan. Although valuations are reasonable and monetary conditions remain highly accommodative, diminished global growth and export volumes have been challenging.

•	Consumer discretionary, technology, health care and communication services are the largest sector weights in the Fund, owing to thematic growth opportunities and attractive demand segments. Key industries include interactive media & services, internet retail, entertainment, travel & leisure, luxury goods, and biotechnology.

•	We see select opportunities in financials, with companies benefiting from improving business fundamentals, less onerous regulations in certain regions, and attractive valuations.

•	We have an underweight stance in more defensive areas including utilities, traditional telecoms, real estate and slower-growth consumer staples. We own a significant weight in health care, which offers an attractive combination of growth and defensive characteristics.

•	We own limited positions in energy and materials, specifically companies benefiting from better supply-and-demand fundamentals and earnings growth potential.

What closing thoughts do you have for Fund shareholders?

Global corporate and macroeconomic data has been mixed versus expectations and reflects moderate global growth conditions. Global monetary policy remains generally accommodative and multiple central banks have adopted a more patient stance on future

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	17.7%
Consumer Discretionary	17.7

Health Care	14.3
Financials	13.9

Communication Services	13.3
Industrials	7.9

Consumer Staples	7.5
Energy	4.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	51

Calamos Global Equity Fund

actions. Markets continue to confront a set of headwinds and tailwinds, though we have seen developments with respect to earnings and global policy that may be incrementally more positive. We continue to identify opportunities in equities that are reaping the benefits of moderate earnings growth, benign inflation and attractive valuations.

In terms of Fund positioning, we currently favor a blend of investments in secular growth and select defensive growth businesses. This positioning reflects our anticipation of moderate economic growth but also the potential for a pickup in demand conditions in the coming quarters. We currently favor investments in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. From a thematic and sector perspective, we see opportunities in communications services, technology, consumer and health care companies with targeted areas of demand. We also favor a set of more cyclical companies with sound fundamentals and multiple catalysts. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global equities.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

52	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 3/1/07
Without Sales Charge	10.18%	1.67%	8.07%	12.18%
With Sales Charge	4.94	-3.19	7.03	11.63
Class C Shares – Inception 3/1/07
Without Sales Charge	9.79	0.88	7.28	11.35
With Sales Charge	8.97	0.12	7.28	11.35
Class I Shares – Inception 3/1/07	10.34	1.86	8.34	12.45

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.56%; Class C is 2.32% and Class I is 1.31%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15% and 1.15% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	53

Calamos Global Growth and Income Fund

OVERVIEW

The Fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation

◾	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle

◾	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over a full market cycle.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX

I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708

I Shares	128119609

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2019, Calamos Global Growth and Income Fund returned 7.23% (Class A Shares at net asset value) versus a 9.67% return for the MSCI ACWI Index and 9.16% for the MSCI World Index. During the period, the Fund pursued its risk-managed investment approach and generated solid absolute returns, while also capturing most of the advance in the all-equity MSCI ACWI index. We position the Fund to capture a majority of equity market upside over complete market cycles, paying keen attention to mitigating downside risk. We believe that our focus on potential downside resilience can provide advantages in a rotational and higher-volatility market environment.

Since its inception on September 9, 1996, the Fund has returned 7.70% on an annualized basis (Class A Shares at net asset value) compared to a 7.06% return for the MSCI ACWI Index and 7.17% gain for the MSCI World Index. We believe these results demonstrate the Fund’s ability to generate a long-term return while pursuing a risk-managed investment approach over complete market cycles.

What factors influenced performance during the reporting period?

Global markets navigated two distinct environments over the six-month period. During the first half of the period, markets battled multiple headwinds including slowing global growth, tighter Fed monetary policy and uncertainty regarding meaningful progress on trade disputes. The second half of the period ushered in a significant equity market recovery, as investors responded to the Federal Reserve’s more dovish policy outlook, China’s targeted stimulus, and positive corporate earnings results.

Positive Influences on Performance

Communication Services. The Fund’s security selection and an overweight stance in communication services promoted performance relative to the MSCI ACWI Index. Specifically, our holdings in interactive media & services and movies & entertainment were leading contributors.

Consumer Discretionary. Security selection in consumer discretionary added to the Fund’s performance. The main contributors within this sector resided in the internet & direct marketing retail and apparel, accessories & luxury goods industries.

Negative Influences on Performance

Energy. Over the period, an overweight position and security selection within the energy sector weakened return, as holdings in the oil & gas equipment & services and integrated oil & gas industries lagged on a relative basis.

Industrials. Trailing selection and an underweight allocation in industrials hindered relative returns, especially in the construction & engineering and railroads industries.

54	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

Geographic Performance

Favorable security selection and an overweight stance in Emerging Asia delivered gains, with investments in China and New Zealand adding significant value. Moreover, the Fund benefitted from an underweight allocation and strong selection in Japan.

Conversely, the Fund’s security selection in the U.S. hampered return. Moreover, security selection and an overweight position in Europe dampened relative performance. Specifically, positions in France and in Switzerland detracted from relative return.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities and actively integrates these into investment decision making.

•	We have an underweight position in the U.S., which reflects our view of decelerating growth, external geopolitical issues and relatively less-attractive valuation risk/reward. Our U.S. positions emphasize secular growth and higher-quality businesses with defensible business models.

•	We hold a diversified set of positions in Europe, with a range of end markets spanning domestic demand and exporters. We are sensitive to developing political risks and the persistent slow growth that has beset Europe. Our positions are largely in global secular growth opportunities and, in some cases, more regionally exposed businesses with stable, less-cyclical characteristics.

•	We have a positive stance on emerging markets and see a widening set of opportunities. We favor investments within demand areas such as interactive media & services, internet retail, and insurance.

•	We have an underweight stance in Japan. Although valuations are reasonable and monetary conditions remain highly accommodative, global growth and trade, which the Japanese economy heavily depends on, have been relatively weak and sap activity in the country.

•	Technology, consumer discretionary, health care and communication services are the among largest sector weights in the Fund, owing to our view of secular growth potential and attractive demand segments. We hold key positions in interactive media & services, internet retail, pharmaceuticals, semiconductors, apparel and luxury goods.

•	We hold an overweight in financials, with higher-quality positioning in companies benefiting from improving business fundamentals, less onerous regulations in some regions, and attractive valuations.

•	We have limited weight in more defensive areas including utilities and real estate, while we favor exposure to opportunities in consumer staples with more consistent growth and key demand verticals.

•	We are modestly overweight in energy and materials, with a blend of opportunities that we believe offer attractive global supply-and-demand fundamentals and earnings growth potential.

SECTOR WEIGHTINGS as of April 30, 2019

Information Technology	15.9%
Financials	15.5

Communication Services	14.4
Health Care	10.5

Energy	9.0
Consumer Staples	8.9

Consumer Discretionary	7.5
Industrials	3.2

Utilities	3.0
Real Estate	1.6

Materials	1.5
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	55

Calamos Global Growth and Income Fund

What closing thoughts do you have for Fund shareholders?

Global corporate and macroeconomic data has been mixed versus expectations and reflects moderate global growth conditions. Global monetary policy remains generally accommodative and multiple central banks have adopted a more patient stance on future actions. Markets continue to confront a set of headwinds and tailwinds, though we have seen developments with respect to earnings and global policy that may be incrementally more positive. We continue to identify opportunities in equities that are reaping the benefits of moderate earnings growth, benign inflation and attractive valuations.

In terms of Fund positioning, we currently favor a blend of investments in secular growth and select defensive growth businesses. This positioning reflects our anticipation of moderate economic growth but also the potential for a pickup in demand conditions in the coming quarters. We currently favor investments in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. From a thematic and sector perspective, we see opportunities in communications services, technology, consumer and health care companies with targeted areas of demand. We also favor a set of more cyclical companies with sound fundamentals and multiple catalysts. Our active, risk-managed investment approach and long-term perspective positions us to take advantage of the opportunities in global equities and convertible securities.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

56	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	7.23%	1.71%	4.64%	7.72%
With Sales Charge	2.12	-3.08	3.63	7.20
Class C Shares – Inception 9/24/96
Without Sales Charge	6.86	1.04	3.86	6.93
With Sales Charge	5.92	0.15	3.86	6.93
Class I Shares – Inception 9/18/97	7.37	2.01	4.89	7.99

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.50%; Class C shares is 2.25% and Class I shares is 1.25%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	57

Calamos Total Return Bond Fund

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests predominantly in U.S. issuers with the goal of generating a high level of both current income and total return that provides consistent excess returns above the benchmark over full market cycles.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high yield bonds, bank loans and preferreds provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◾	Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed income allocation, with investments diversified across the major sectors of the U.S. bond market. Allocations to specialized fixed income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX

I Shares	CTRIX

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286

I Shares	128119278

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ending April 30, 2019, the Fund returned 5.01% (Class A Shares at net asset value), performing in line with the 5.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 3.96% on an annualized basis (Class A Shares at net asset value) versus a 4.15% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The semiannual period was marked by two distinct phases in the fixed income markets. November and December witnessed a continuation of market conditions that began early in the fourth quarter, which we would characterize as risk-off. Treasury yields between two-year and 30-year maturities moved lower by more than 40 basis points (see yield curve chart below), as prices rallied significantly. This was primarily driven by a flight to quality assets, spurred by a sell-off in both equity and credit markets. Coupled with evaporating liquidity for corporate bonds, many investors worried that the Fed would tighten financial conditions too much in raising its overnight rate and reducing its balance sheet. As a result, option-adjusted spreads for investment-grade corporate debt widened by 35 basis points to a year-end level of 153 basis points.

The balance of the period in 2019 saw a large reversal of the price pressure felt in risk markets. Option-adjusted spreads for the investment-grade market shifted from 153 basis points to 111 basis points, a tighter level than at the beginning of the period. Given the market’s changing expectations of the Fed’s stance on interest rates, Treasury prices rallied the first four months of the year, as intermediate maturity rates fell another 20 basis points on average. Both Treasury yield and credit spread factors helped drive positive returns across all major sectors of the Bloomberg Barclays U.S. Aggregate Bond Index.

58	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

With a 7.1% return, corporate bonds were the best-performing sector within the index. The Fund held an overweight in corporate debt over the last six months, but the Fund’s duration was shorter than the corporate component of the benchmark. As a result, the overweight allocation to corporate bonds across financial, industrial and utility sectors contributed positively to performance, while security selection in each sector detracted from performance. We continue to favor an overweight to corporate bonds held primarily in shorter-than-benchmark duration issues as a means of delivering more income while mitigating the impact of credit-spread volatility.

Within the investment-grade universe, AAA-rated bonds were the weakest among the ratings categories, and the Fund’s underweight to AAA-rated securities buoyed performance, as did security selection within the category thanks to the Fund’s longer duration than the AAA universe. Our allocation to less-interest-rate-sensitive, high yield bonds and bank loans in both the BB and B categories had a negative impact on performance.

How is the Fund positioned?

As of April 30, 2019, the Fund has a duration of 5.7 years versus the 5.9 years duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A compared to the AA quality of the benchmark. The strong rebound in credit spreads across investment-grade ratings categories, coupled with marked declines in Treasury yields, led to strong positive returns during the reporting period. While the Fund maintains an overweight in corporate bonds and asset-backed securities, the weighting of each was reduced during the six-month period, as the team sought to capture returns associated with recent spread tightening. In turn, allocations to Treasuries and mortgage-backed securities both increased, although each of these sector allocations remains underweight to the benchmark.

Within the corporate bond allocation, our largest overweight allocations are found in the consumer non-cyclical and insurance sectors because we want to express the corporate bond overweight in less-cyclical businesses. Underweight allocations include the capital goods and natural gas utility sectors.

What are your closing thoughts for Fund shareholders?

While we expect the rate of domestic economic growth to slow, Calamos views the risk of an imminent recession as low. We see mixed indications regarding where we may actually be in the economic cycle, with “covenant lite” issuance signaling a nearing of the cycle peak contrasted with healthy convertible bond issuance which often indicates an economy that is through a cycle trough. We would characterize the economy as being in the late innings of expansion, but corporate credit fundamentals are broadly stable. We are not yet seeing material deterioration in fundamental measures of corporate balance sheet health, though we are closely measuring changes in credit metrics among lower rated issuers. The Fed’s pivot to a more dovish stance at its March 2019 meeting leads us to believe that the Fed intends to freeze its benchmark overnight lending rate for the balance of the year. In our view, active management and rigorous fundamental analysis is crucial to picking spots wisely to appropriately balance risk/reward in the current environment.

ASSET ALLOCATION

Corporate Bonds	49.1%
U.S. Government and Agency Securities	37.9

Asset Backed Securities	8.2
Bank Loans	3.8

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

www.calamos.com	59

Calamos Total Return Bond Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front end sales charge of 2.25%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

60	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	5.01%	4.95%	2.27%	3.32%
With Sales Charge	2.61	2.58	1.48	2.93
Class C Shares – Inception 6/27/07
Without Sales Charge	4.62	4.07	1.52	2.56
With Sales Charge	3.62	3.07	1.52	2.56
Class I Shares – Inception 6/27/07	5.14	5.10	2.54	3.59

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.05%; Class C shares is 1.80% and Class I shares is 0.80%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through 3/1/22, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C and Class I are limited to 0.90%, 1.65% and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	61

Calamos High Income Opportunities Fund

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests mainly in high yield securities from U.S. issuers with the goal of generating a high level of current income and total return that provides consistent excess returns over full market cycles.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

◾	Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investment-grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX

I Shares	CIHYX

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799

I Shares	128119781

CALAMOS HIGH INCOME OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the annual period ended April 30, 2019, Calamos High Income Opportunities Fund returned 4.65% (Class A Shares at net asset value) versus a gain of 5.54% for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

Since its inception on August 2, 1999, the Fund gained 5.96% on an annualized basis (Class A Shares at net asset value) versus a 7.02% return for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

The semiannual period witnessed two distinct phases in the fixed income market. November and December marked a continuation of market conditions that began early in the fourth quarter, which we would characterize as risk-off. Treasury yields between two-year and 30-year maturities moved lower by more than 40 basis points (see yield curve chart below), as prices rallied significantly. This was primarily driven by a flight to quality assets, spurred by a sell-off in both equity and credit markets. High yield spreads during that same period moved wider, as investors demanded more compensation for taking on higher levels of credit risk toward year-end 2018. Specifically, option-adjusted spreads for the high yield market moved from 372 basis points to 526 basis points during November and December 2018.

The balance of the period in 2019 saw a large reversal of the price pressure felt in risk markets. Option-adjusted spreads for the high yield market shifted from the 526 basis points mentioned earlier back below their level at the start of the semiannual period to close at 358 basis points as the S&P 500 Index rallied to an all-time high. Given the market’s changing expectations of the Fed’s direction on interest rates, Treasury prices rallied the first four months of the year, as intermediate maturity rates fell another 20 basis points on average. Both factors led to strong price returns in the high yield market, which when coupled with coupon income led the Bloomberg Barclays U.S. Corporate

62	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

High Yield 2% Issuer Capped Index to a gain of 8.78% through the first four months of the year and 5.54% for the semiannual period.

Despite the risk rally for the balance of the review period, there was a limitation to the generic level of credit risk that attracted investors. As such, higher-quality, below-investment-grade bonds rated BB delivered returns of 6.7%, whereas CCC-rated issuers delivered only 1.7%. Some of this differential was driven by the respective depths of the sell-off during November and December 2018. As a result, our underweight to BB-rated bonds hurt performance, while our overweight to out-of-benchmark, BBB-rated credits was a positive.

From a sector perspective, the team’s security selection within basic industry and capital goods sectors contributed to return. Conversely, our selection within the consumer non-cyclical sector detracted from performance, as did the Fund’s overweight allocation to the energy sector.

How is the Fund positioned?

The Fund is currently overweight in the pharmaceuticals, midstream, and property and casualty insurance industries. The pharmaceutical overweight is a result of idiosyncratic opportunities in three companies, in particular. It is an illustration of our investment process, which is grounded in company level fundamental analysis. Our largest underweights are in the technology, chemicals, and packaging industries. The Fund’s technology positioning is a function of limited relative value within the industry. The underweight to chemical companies is a function of increased raw material costs and the pressure it is creating on operating margins. We continue to expect challenges for chemical companies as they look to pass along price increases to customers, which we expect will result in weakened credit metrics.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB category, while currently overweight toward both BBB and B issuers. The Fund is positioned with a neutral duration (3.4 years) in the portfolio relative to the Bloomberg Barclays US High Yield 2% Issuer Capped Index (3.4 years).

Over the semiannual period, the team has added to positions in the communications and consumer cyclical sectors, most notably the home construction industry. Also, we reduced exposure to midstream energy credit, though it remains an overweight allocation.

What are your closing thoughts for shareholders?

While we expect the rate of domestic economic growth to slow, Calamos views the risk of an imminent recession as low, and we expect the default environment to continue to trend below the long-term historical average of 3% until domestic economic activity softens. We see mixed indications regarding where we may actually be in the economic cycle, with “covenant lite” issuance signaling a nearing of the cycle peak contrasted with healthy convertible bond issuance which often indicates an economy that is through a cycle trough. We would characterize the economy as being in the late innings of expansion, but corporate credit fundamentals are broadly stable. Given the strength of returns for the high yield market in the semiannual period, we believe the asset class can produce low double-digit returns for the annual period, delivering a coupon-like return over the balance of the year. We continue to adhere to our discipline as active management and rigorous fundamental analysis are crucial to picking spots wisely to appropriately balance risk/reward.

SECTOR WEIGHTINGS as of April 30, 2019

Energy	14.8%
Communication Services	14.4

Consumer Discretionary	13.5
Financials	13.5

Health Care	12.0
Industrials	11.8

Materials	5.4
Consumer Staples	5.1

Information Technology	2.4
Utilities	1.2

Real Estate	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	63

Calamos High Income Opportunities Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

64	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	4.65%	5.62%	2.97%	7.43%
With Sales Charge	2.32	3.20	1.98	6.91
Class C Shares – Inception 12/21/00
Without Sales Charge	4.33	4.83	2.20	6.63
With Sales Charge	3.33	3.83	2.20	6.63
Class I Shares – Inception 3/1/02	4.77	5.88	3.23	7.70

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.46%; Class C is 2.22% and Class I is 1.21%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75% and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Short-Term Bond Fund

OVERVIEW

Through its multi-sector fixed income strategy, the fund invests predominantly in U.S. issuers with the goal of generating a high level of current income consistent with preservation of principal.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high yield bonds, bank loans and preferreds provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◾	Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semi-annual period ended April 30, 2019, Calamos Short-Term Bond Fund returned 2.34% (Class A Shares at net asset value) performing in line with the 2.52% return for the Bloomberg Barclays Government/Credit 1-3 Year Index and slightly trailing the 2.85% gain of the Bloomberg Barclays U.S. Credit 1-3 Year Index.

Since its inception on September 19, 2018, the Fund gained 2.46% on an annualized basis (Class A Shares at net asset value) versus a 2.74% return for the Bloomberg Barclays Government/Credit 1-3 Year Index and 3.01% increase for the Bloomberg Barclays U.S. Credit 1-3 Year Index.

What factors influenced performance?

The semiannual period witnessed two distinct phases in the fixed income markets. November and December marked a continuation of market conditions that began early in the fourth quarter, which we would characterize as risk-off. Short duration Treasury yields moved substantially lower with one, two and three year maturities falling by 28, 60 and 69 basis points, respectively. This was primarily driven by a flight to quality assets, spurred by a sell-off in both equity and credit markets. Coupled with evaporating liquidity for corporate bonds, many investors worried that the Fed would tighten financial conditions too much by raising its overnight rate and reducing its balance sheet. As a result, option-adjusted spreads for short-term investment-grade corporate debt widened by 27 basis points to a year-end level of 86 basis points.

The balance of the period in 2019 saw a large reversal of the price pressure felt in risk markets. Option-adjusted spreads for the short-term investment-grade market shifted from 86 basis points to 53 basis points, a tighter level than at the beginning of the period. Given the market’s changing expectations of the Fed’s stance on interest rates, Treasury prices rallied the first four months of the year, as intermediate maturity rates fell another 20 basis points on average. Both Treasury yield and credit spread factors helped drive positive returns across all major sectors of the Bloomberg Barclays U.S. Aggregate Bond Index.

With a 2.9% return, corporate bonds were the best-performing sector within the index. As a result, the Fund’s overweight allocation to corporate bonds across financial, industrial and utility related sectors contributed positively to performance, while security selection in each sector detracted from performance. We continue to favor an overweight to corporate bonds and asset-backed securities in the Fund, as the visibility of company operations and consumer credit performance are high for the securities in the Fund’s portfolio.

How is the Fund positioned?

The Fund has a duration of 1.9 years versus the 1.8 years duration of the Bloomberg Barclays U.S. 1-3 Year Government/Credit Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A+ compared to the AA+ quality of the benchmark. The

66	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund

strong rebound in credit spreads across investment-grade ratings categories, coupled with marked declines in Treasury yields, led to strong positive returns during the reporting period. While the Fund maintains an overweight in corporate bonds and asset-backed securities, the weighting of corporate bonds was reduced during the six-month period, with a corresponding increase in the allocation to Treasuries. The Fund continues to hold overweight positions in corporate and asset-backed securities and underweight positions in Treasuries and Agencies.

Within the corporate bond allocation, our largest overweight allocations are found in the consumer cyclical and consumer non-cyclical sectors. The only corporate underweight allocation is in the banking sector.

What are your closing thoughts for Fund shareholders?

While we expect the rate of domestic economic growth to slow, Calamos views the risk of an imminent recession as low. We see mixed indications regarding where we may be in the economic cycle, with “covenant lite” issuance signaling a nearing of the cycle peak contrasted with healthy convertible bond issuance which often indicates an economy that is through a cycle trough. We would characterize the economy as being in the late innings of expansion, but corporate credit fundamentals are broadly stable. We are not yet seeing material deterioration in fundamental measures of corporate balance sheet health, though we are closely measuring changes in credit metrics among lower-rated issuers. The Fed’s pivot to a more dovish stance at its March 2019 meeting leads us to believe that the Fed intends to freeze its benchmark overnight lending rate for the balance of the year. In the current environment, active management and rigorous fundamental analysis is crucial to picking spots wisely to appropriately balance risk/reward.

ASSET ALLOCATION

Corporate Bonds	62.1%
U.S. Government and Agency Securities	18.2

Asset Backed Securities	11.9
Bank Loans	4.4

Residential Mortgage Backed Securities	1.7
Municipal Obligations	0.3

Convertible Bonds	0.2

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

www.calamos.com	67

Calamos Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/19

	6 MONTHS	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	2.34%	2.46%
With Sales Charge	0.03	0.16
Class I Shares – Inception 9/19/18	2.46	2.62

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 0.95% and Class I is 0.70%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A and Class I are limited to 0.65% and 0.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg Barclays Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg Barclays U.S. 1-3 Year Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

68	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2018 to April 30, 2019, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2018 to April 30, 2019, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2018 and held through April 30, 2019.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.21	$9.95	$4.96	$—
Actual – Ending Balance	$1,020.60	$1,016.70	$1,022.00	$—

Hypothetical Expenses per $1,000*	$6.21	$9.94	$4.96	$—
Hypothetical – Ending Value	$1,018.65	$1,014.93	$1,019.89	$—

Annualized expense ratio(1)(2)	1.24%	1.99%	0.99%	—
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000*	$6.22	$9.95	$4.91	$—
Actual – Ending Balance	$1,040.70	$1,037.20	$1,043.20	$—

Hypothetical Expenses per $1,000*	$6.16	$9.84	$4.86	$—
Hypothetical – Ending Value	$1,018.70	$1,015.03	$1,019.98	$—

Annualized expense ratio	1.23%	1.97%	0.97%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$13.17	$16.88	$11.88	$—
Actual – Ending Balance	$1,011.80	$1,007.70	$1,012.80	$—

Hypothetical Expenses per $1,000*	$13.17	$16.88	$11.88	$—
Hypothetical – Ending Value	$1,011.70	$1,007.98	$1,012.99	$—

Annualized expense ratio(1)(2)	2.64%	3.39%	2.38%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.94	$9.79	$4.65	$—
Actual – Ending Balance	$1,082.00	$1,078.00	$1,083.00	$—

Hypothetical Expenses per $1,000*	$5.76	$9.49	$4.51	$—
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,020.33	$—

Annualized expense ratio	1.15%	1.90%	0.90%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.79	$10.59	$5.51	$—
Actual – Ending Balance	$1,058.10	$1,053.90	$1,059.50	$—

Hypothetical Expenses per $1,000*	$6.66	$10.39	$5.41	$—
Hypothetical – Ending Value	$1,018.20	$1,014.48	$1,019.44	$—

Annualized expense ratio	1.33%	2.08%	1.08%	—
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$7.08	$11.10	$5.78	$—
Actual – Ending Balance	$1,116.30	$1,112.60	$1,117.50	$—

Hypothetical Expenses per $1,000*	$6.76	$10.59	$5.51	$—
Hypothetical – Ending Value	$1,018.10	$1,014.28	$1,019.34	$—

Annualized expense ratio(2)	1.35%	2.12%	1.10%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.69	$9.55	$4.40	$—
Actual – Ending Balance	$1,085.10	$1,081.30	$1,086.70	$—

Hypothetical Expenses per $1,000*	$5.51	$9.25	$4.26	$—
Hypothetical – Ending Value	$1,019.34	$1,015.62	$1,020.58	$—

Annualized expense ratio	1.10%	1.85%	0.85%	—
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$7.03	$10.91	$5.73	$—
Actual – Ending Balance	$1,098.80	$1,094.60	$1,100.30	$—

Hypothetical Expenses per $1,000*	$6.76	$10.49	$5.51	$—
Hypothetical – Ending Value	$1,018.10	$1,014.38	$1,019.34	$—

Annualized expense ratio(2)	1.35%	2.10%	1.10%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Includes 0.20% and 0.99% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(2)	Annualized Expense Ratios for Market Neutral Income Fund, Phineus Long/Short Fund, Growth Fund, and Dividend Growth Fund are adjusted to reflect fee waiver.

70	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2018 and held through April 30, 2019.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.89	$9.72	$4.61	$—
Actual – Ending Balance	$1,066.50	$1,062.30	$1,067.30	$—

Hypothetical Expenses per $1,000*	$5.76	$9.49	$4.51	$—
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,020.33	$—

Annualized expense ratio(2)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$5.71	$9.59	$4.42	$3.69
Actual – Ending Balance	$1,094.80	$1,091.00	$1,096.50	$1,097.00

Hypothetical Expenses per $1,000*	$5.51	$9.25	$4.26	$3.56
Hypothetical – Ending Value	$1,019.34	$1,015.62	$1,020.58	$1,021.30

Annualized expense ratio(2)	1.10%	1.85%	0.85%	0.71%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.90	$12.82	$7.59	$—
Actual – Ending Balance	$1,124.40	$1,119.70	$1,125.90	$—

Hypothetical Expenses per $1,000*	$8.45	$12.18	$7.20	$—
Hypothetical – Ending Value	$1,016.41	$1,012.69	$1,017.65	$—

Annualized expense ratio	1.69%	2.44%	1.44%	—
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$9.33	$13.31	$8.00	$—
Actual – Ending Balance	$1,151.10	$1,146.80	$1,152.20	$—

Hypothetical Expenses per $1,000*	$8.75	$12.47	$7.50	$—
Hypothetical – Ending Value	$1,016.12	$1,012.40	$1,017.36	$—

Annualized expense ratio(2)	1.75%	2.50%	1.50%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.30	$11.18	$6.00	$—
Actual – Ending Balance	$1,101.80	$1,097.90	$1,103.40	$—

Hypothetical Expenses per $1,000*	$7.00	$10.74	$5.76	$—
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,019.09	$—

Annualized expense ratio(2)	1.40%	2.15%	1.15%	—
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.86	$11.80	$6.63	$—
Actual – Ending Balance	$1,072.30	$1,068.60	$1,073.70	$—

Hypothetical Expenses per $1,000*	$7.65	$11.48	$6.46	$—
Hypothetical – Ending Value	$1,017.21	$1,013.39	$1,018.40	$—

Annualized expense ratio	1.53%	2.30%	1.29%	—

*

Expenses for all Fund Classes A, C, and I (and R6 for International Growth Fund) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(2)	Annualized Expense Ratios for Opportunistic Value Fund, International Growth Fund, Emerging Market Equity Fund, and Global Equity Fund are adjusted to reflect fee waiver.

www.calamos.com	71

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2018 and held through April 30, 2019.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.57	$8.37	$3.31	$—
Actual – Ending Balance	$1,050.10	$1,046.20	$1,051.40	$—

Hypothetical Expenses per $1,000*	$4.51	$8.25	$3.26	$—
Hypothetical – Ending Value	$1,020.33	$1,016.61	$1,021.57	$—

Annualized expense ratio(2)	0.90%	1.65%	0.65%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000*	$5.07	$8.87	$3.81	$—
Actual – Ending Balance	$1,046.50	$1,043.30	$1,047.70	$—

Hypothetical Expenses per $1,000*	$5.01	$8.75	$3.76	$—
Hypothetical – Ending Value	$1,019.84	$1,016.12	$1,021.08	$—

Annualized expense ratio(2)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND
Actual Expenses per $1,000*	$3.26	$—	$2.01	$—
Actual – Ending Balance	$1,023.40	$—	$1,024.60	$—

Hypothetical Expenses per $1,000*	$3.26	$—	$2.01	$—
Hypothetical – Ending Value	$1,021.57	$—	$1,022.81	$—

Annualized expense ratio(2)	0.65%	—	0.40%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(2)	Annualized Expense Ratios for Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund are adjusted to reflect fee waiver.

72	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (42.9%)
		Communication Services (2.6%)
12,000,000		Bilibili, Inc.*^ 1.375%, 04/01/26	$11,825,700

7,000,000		Boingo Wireless, Inc.* 1.000%, 10/01/23	6,301,820

1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	9,647,471

11,000,000		Gannett Company, Inc. 4.750%, 04/15/24	11,386,760

		iQIYI, Inc.*^
20,000,000		2.000%, 04/01/25	20,278,600
10,000,000		3.750%, 12/01/23	11,452,350

5,000,000		Liberty Media Corp.* 2.250%, 12/01/48	5,647,275

5,000,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	6,001,000

10,000,000		Momo, Inc.* 1.250%, 07/01/25	9,366,150

5,833,000		Sea, Ltd.* 2.250%, 07/01/23	8,473,570

		Twitter, Inc.~
34,000,000		0.250%, 06/15/24*	34,301,240
15,000,000		1.000%, 09/15/21	14,469,450

13,000,000		World Wrestling Entertainment, Inc.^~ 3.375%, 12/15/23	44,785,260

8,500,000		Zillow Group, Inc. 2.000%, 12/01/21	8,624,737

			202,561,383

		Consumer Discretionary (6.3%)
30,000,000		Booking Holdings, Inc.~ 0.350%, 06/15/20	42,895,050

		Chegg, Inc.
15,000,000		0.250%, 05/15/23~	21,557,550
12,500,000		0.125%, 03/15/25*	11,976,000

35,327,000		Ctrip.com International, Ltd.^~ 1.990%, 07/01/25	39,633,361

16,000,000		Etsy, Inc.^ 0.000%, 03/01/23	31,931,440

4,000,000		GNC Holdings, Inc. 1.500%, 08/15/20	3,308,160

12,500,000		Guess, Inc.*^ 2.000%, 04/15/24	13,072,312

14,050,000		LGI Homes, Inc.~ 4.250%, 11/15/19	45,444,795

25,000,000		MercadoLibre, Inc.*^~ 2.000%, 08/15/28	32,284,750

		NIO, Inc.
25,000,000		4.500%, 02/01/24	19,968,750
5,000,000		4.500%, 02/01/24*~	3,843,750

9,000,000		Quotient Technology, Inc. 1.750%, 12/01/22	8,382,555

PRINCIPAL AMOUNT			VALUE

7,500,000		RH 0.000%, 06/15/19	$7,487,438

5,250,000		TAL Education Group~ 2.500%, 05/15/19	46,282,294

		Tesla, Inc.~
45,000,000		2.375%, 03/15/22^	46,264,950
32,500,000		1.250%, 03/01/21	31,964,237

		Wayfair, Inc.~
25,000,000		1.125%, 11/01/24*	38,967,125
12,500,000		0.375%, 09/01/22^	20,600,750

2,000,000,000	JPY	Yamada Denki Company, Ltd. 0.000%, 06/28/19	18,485,839

			484,351,106

		Consumer Staples (0.8%)

30,000,000		Herbalife Nutrition, Ltd.^~ 2.000%, 08/15/19	37,481,250

15,000,000	GBP	J Sainsbury, PLC 1.250%, 11/21/19	19,555,505

			57,036,755

		Energy (0.6%)
15,000,000		Chesapeake Energy Corp.^ 5.500%, 09/15/26	13,659,375

5,000,000		Nabors Industries, Inc. 0.750%, 01/15/24	3,645,925

5,000,000		Oasis Petroleum, Inc.^~ 2.625%, 09/15/23	4,781,500

4,000,000		Renewable Energy Group, Inc. 4.000%, 06/15/36	9,195,020

4,000,000		SEACOR Holdings, Inc. 3.250%, 05/15/30	3,691,400

10,000,000		Whiting Petroleum Corp. 1.250%, 04/01/20	9,723,300

			44,696,520

		Financials (2.3%)
5,000,000		Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/22	4,952,800

21,120,000		AXA, SA*~ 7.250%, 05/15/21	23,111,194

15,000,000	EUR	Credit Agricole, SA 0.000%, 10/03/19	12,821,072

10,000,000		Goldman Sachs BDC, Inc. 4.500%, 04/01/22	9,940,000

5,000,000		Heritage Insurance Holdings, Inc. 5.875%, 08/01/37	5,803,075

5,000,000		Hope Bancorp, Inc.* 2.000%, 05/15/38	4,529,000

22,500,000		IAC FinanceCo, Inc.*~ 0.875%, 10/01/22	34,935,188

25,000,000		LendingTree, Inc.~ 0.625%, 06/01/22	47,703,625

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT			VALUE

5,000,000		PRA Group, Inc. 3.500%, 06/01/23	$4,620,625

		Redwood Trust, Inc.
5,000,000		5.625%, 07/15/24	4,914,325
5,000,000		4.750%, 08/15/23	4,825,200

1,500,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/14/20	19,315,117

			177,471,221

		Health Care (6.6%)
5,000,000		Allscripts Healthcare Solutions, Inc.~ 1.250%, 07/01/20	4,913,850

10,000,000		AMAG Pharmaceuticals, Inc.~ 3.250%, 06/01/22	8,462,800

20,000,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	17,142,543

10,000,000	EUR	Bayer, AG 0.050%, 06/15/20	11,190,433

5,000,000		CONMED Corp.* 2.625%, 02/01/24	5,500,775

22,953,000		DexCom, Inc.^~ 0.750%, 05/15/22	31,358,618

5,000,000		Evolent Health, Inc.*~ 1.500%, 10/15/25	4,097,500

5,000,000		Flexion Therapeutics, Inc. 3.375%, 05/01/24	4,228,675

45,000,000		Illumina, Inc.~ 0.000%, 06/15/19	55,103,175

2,500,000		Immunomedics, Inc. 4.750%, 02/15/20	7,959,725

17,000,000		Innoviva, Inc.~ 2.500%, 08/15/25	18,251,370

13,333,000		Insmed, Inc. 1.750%, 01/15/25	13,886,520

25,000,000		Insulet Corp.~ 1.250%, 09/15/21	37,600,250

5,000,000		Intercept Pharmaceuticals, Inc.^ 3.250%, 07/01/23	4,682,525

3,000,000		Invacare Corp. 4.500%, 06/01/22	2,502,015

25,000,000		Ionis Pharmaceuticals, Inc.~ 1.000%, 11/15/21	32,147,875

8,000,000		Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	8,887,040

15,000,000		Ligand Pharmaceuticals, Inc.*~ 0.750%, 05/15/23	13,065,750

		Medicines Company
12,500,000		2.750%, 07/15/23^	11,426,125
7,500,000		2.500%, 01/15/22~	8,170,350
4,000,000		3.500%, 01/15/24*	5,736,220

6,855,000		Molina Healthcare, Inc.~ 1.125%, 01/15/20	21,721,336

PRINCIPAL AMOUNT		VALUE

15,000,000	Neurocrine Biosciences, Inc.~ 2.250%, 05/15/24	$18,168,900

20,000,000	NuVasive, Inc. 2.250%, 03/15/21	22,912,700

5,000,000	OPKO Health, Inc. 4.500%, 02/15/25	4,606,825

5,000,000	Pacira BioSciences, Inc. 2.375%, 04/01/22	5,009,675

6,661,000	Quidel Corp.~ 3.250%, 12/15/20	13,763,424

5,000,000	Radius Health, Inc. 3.000%, 09/01/24	4,373,425

3,500,000	Retrophin, Inc. 2.500%, 09/15/25	3,123,295

20,000,000	Sarepta Therapeutics, Inc.~ 1.500%, 11/15/24	35,183,200

10,000,000	Supernus Pharmaceuticals, Inc.^ 0.625%, 04/01/23	10,103,600

2,276,000	Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	2,374,221

	Teladoc Health, Inc.
8,050,000	1.375%, 05/15/25*^	10,787,805
8,000,000	3.000%, 12/15/22~	12,163,280

5,000,000	Theravance Biopharma, Inc.~ 3.250%, 11/01/23	4,985,475

5,000,000	Tilray, Inc.*^ 5.000%, 10/01/23	4,145,000

11,461,000	Wright Medical Group, Inc.*^~ 1.625%, 06/15/23	12,476,273

10,000,000	Wright Medical Group, NV~ 2.250%, 11/15/21	14,786,900

		506,999,468

	Industrials (0.4%)
5,000,000	Aerojet Rocketdyne Holdings, Inc.^~ 2.250%, 12/15/23	7,167,350

10,000,000	Arconic, Inc. 1.625%, 10/15/19	9,963,350

11,250,000	FTI Consulting, Inc.* 2.000%, 08/15/23	12,090,825

		29,221,525

	Information Technology (21.2%)
2,500,000	8x8, Inc.* 0.500%, 02/01/24	2,816,675

38,500,000	Advanced Micro Devices, Inc.~ 2.125%, 09/01/26	136,010,297

12,500,000	Alteryx, Inc.*^~ 0.500%, 06/01/23	26,101,250

36,000,000	Atlassian, Inc.*^~ 0.625%, 05/01/23	53,307,180

5,000,000	Avaya Holdings Corp.* 2.250%, 06/15/23	4,894,450

74	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

7,500,000	Benefitfocus, Inc.* 1.250%, 12/15/23	$7,785,750

3,000,000	CalAmp Corp.* 2.000%, 08/01/25	2,501,520

7,000,000	Carbonite, Inc. 2.500%, 04/01/22	8,180,865

8,800,000	Cardtronics, Inc.~ 1.000%, 12/01/20	8,833,748

11,000,000	CSG Systems International, Inc.^ 4.250%, 03/15/36	11,742,445

20,000,000	Cypress Semiconductor Corp.^~ 4.500%, 01/15/22	27,910,900

6,500,000	DocuSign, Inc.*^ 0.500%, 09/15/23	6,990,003

	Electronics For Imaging, Inc.
10,500,000	0.750%, 09/01/19~	10,424,295
5,000,000	2.250%, 11/15/23*	5,958,650

10,000,000	Envestnet, Inc. 1.750%, 12/15/19	11,766,100

5,000,000	Euronet Worldwide, Inc.~ 1.500%, 10/01/44	10,225,550

	FireEye, Inc.
15,000,000	0.875%, 06/01/24*^	15,113,025
5,000,000	1.000%, 06/01/35~	4,874,500

17,000,000	Five9, Inc.*~ 0.125%, 05/01/23	24,066,305

5,000,000	GDS Holdings, Ltd.*^ 2.000%, 06/01/25	5,056,575

4,999,000	Guidewire Software, Inc. 1.250%, 03/15/25	5,717,756

26,500,000	HubSpot, Inc.~ 0.250%, 06/01/22	52,409,315

5,000,000	II-VI, Inc. 0.250%, 09/01/22	5,470,000

15,000,000	Infinera Corp. 2.125%, 09/01/24	11,795,625

8,000,000	Inphi Corp. 1.125%, 12/01/20	10,096,360

15,000,000	Intel Corp.~ 3.250%, 08/01/39	37,510,125

25,000,000	j2 Global, Inc.^~ 3.250%, 06/15/29	33,950,375

7,500,000	LivePerson, Inc.* 0.750%, 03/01/24	7,765,463

13,500,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	16,838,347

	Microchip Technology, Inc.
20,000,000	1.625%, 02/15/25~	39,752,100
19,903,000	1.625%, 02/15/27^~	25,814,689
7,500,000	2.250%, 02/15/37	9,888,712

23,975,000	Micron Technology, Inc.~ 3.125%, 05/01/32	101,373,492

15,000,000	MongoDB, Inc.*~ 0.750%, 06/15/24	31,947,000

PRINCIPAL AMOUNT		VALUE

20,000,000	New Relic, Inc.*^ 0.500%, 05/01/23	$23,322,200

15,000,000	Nice Systems, Inc.^~ 1.250%, 01/15/24	25,450,800

12,229,000	Nuance Communications, Inc.~ 1.000%, 12/15/35	11,408,679

11,500,000	Nutanix, Inc.^ 0.000%, 01/15/23	13,145,995

15,000,000	NXP Semiconductors, NV^~ 1.000%, 12/01/19	16,589,250

17,500,000	Okta, Inc.^ 0.250%, 02/15/23	38,813,075

25,000,000	ON Semiconductor Corp.~ 1.625%, 10/15/23	32,903,000

10,000,000	OSI Systems, Inc.^ 1.250%, 09/01/22	10,375,300

	Palo Alto Networks, Inc.~
30,000,000	0.750%, 07/01/23*	34,011,300
23,425,000	0.000%, 07/01/19	52,793,040

7,148,000	Pluralsight, Inc.* 0.375%, 03/01/24	8,172,130

10,000,000	Pure Storage, Inc.^ 0.125%, 04/15/23	11,073,700

15,000,000	Q2 Holdings, Inc. 0.750%, 02/15/23	21,058,350

20,000,000	RealPage, Inc.~ 1.500%, 11/15/22	32,694,700

10,000,000	Red Hat, Inc.~ 0.250%, 10/01/19	24,753,550

23,000,000	RingCentral, Inc.^~ 0.000%, 03/15/23	34,814,295

7,500,000	Rovi Corp. 0.500%, 03/01/20	7,294,350

40,000,000	ServiceNow, Inc.^~ 0.000%, 06/01/22	80,996,800

15,000,000	Silicon Laboratories, Inc.~ 1.375%, 03/01/22	19,107,825

	Splunk, Inc.*~
25,000,000	1.125%, 09/15/25	29,021,000
25,000,000	0.500%, 09/15/23	28,443,750

	Square, Inc.~
25,000,000	0.375%, 03/01/22	79,753,000
20,000,000	0.500%, 05/15/23*^	23,798,900

12,500,000	Synaptics, Inc. 0.500%, 06/15/22	11,419,062

5,000,000	Teradyne, Inc.^ 1.250%, 12/15/23	8,187,900

15,000,000	TTM Technologies, Inc.~ 1.750%, 12/15/20	21,588,075

15,000,000	Twilio, Inc.*^~ 0.250%, 06/01/23	30,262,950

6,000,000	Viavi Solutions, Inc.^~ 1.000%, 03/01/24	7,023,000

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT			VALUE

10,000,000		Vishay Intertechnology, Inc.*^ 2.250%, 06/15/25	$9,596,300

20,000,000		Weibo Corp.^ 1.250%, 11/15/22	19,076,900

9,500,000		Wix.com, Ltd.*^ 0.000%, 07/01/23	11,161,930

		Workday, Inc.~
20,000,000		0.250%, 10/01/22	29,695,700
12,500,000		1.500%, 07/15/20^	31,584,000

10,000,000		Zendesk, Inc. 0.250%, 03/15/23	15,110,000

			1,629,390,248

		Materials (0.9%)
20,000,000		Allegheny Technologies, Inc.~ 4.750%, 07/01/22	37,726,800

3,000,000		Pretium Resources, Inc. 2.250%, 03/15/22	2,768,715

5,000,000		SSR Mining, Inc.* 2.500%, 04/01/39	4,826,425

5,000,000		TimkenSteel Corp. 6.000%, 06/01/21	5,723,300

10,000,000	GBP	Volcan Holdings, PLC 4.125%, 04/11/20	19,610,665

			70,655,905

		Real Estate (1.1%)
40,000,000		Extra Space Storage, LP*^~ 3.125%, 10/01/35	46,803,800

6,000,000		Forestar Group, Inc. 3.750%, 03/01/20	6,018,420

		IH Merger Sub, LLC
13,500,000		3.000%, 07/01/19~	18,216,967
7,700,000		3.500%, 01/15/22	8,943,358

5,000,000		iStar, Inc. 3.125%, 09/15/22	4,640,225

			84,622,770

		Utilities (0.1%)
		Chugoku Electric Power Company, Inc.
500,000,000	JPY	0.000%, 01/24/20	4,548,207
500,000,000	JPY	0.000%, 01/25/22	4,748,866

			9,297,073

		TOTAL CONVERTIBLE BONDS (Cost $2,854,740,785)	3,296,303,974

U.S. GOVERNMENT AND AGENCY SECURITIES (0.6%)
		United States Treasury Note
25,000,000		2.875%, 10/31/20	25,205,442
25,000,000		2.375%, 04/30/20	24,995,705

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $49,883,496)	50,201,147

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (5.6%)
	Communication Services (1.3%)
500,000	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	$103,789,500

	Consumer Staples (0.1%)
100,000	Energizer Holdings, Inc. 7.500%, 01/15/22	10,250,000

	Financials (0.8%)
250,000	2017 Mandatory Exchangeable Trust* 5.188%, 12/01/20	40,440,000

122,820	Assurant, Inc. 6.500%, 03/15/21	12,774,508

50,000	Virtus Investment Partners, Inc. 7.250%, 02/01/20	5,160,500

		58,375,008

	Health Care (0.4%)
514,735	Becton Dickinson and Company~ 6.125%, 05/01/20	30,631,880

	Industrials (0.8%)
230,000	Colfax Corp. 5.750%, 01/15/22	30,833,800

10,500	Fortive Corp. 5.000%, 07/01/21	11,334,120

300,000	Rexnord Corp. 5.750%, 11/15/19	17,595,000

		59,762,920

	Information Technology (0.2%)
65,000	Belden, Inc.^~ 6.750%, 07/15/19	4,880,850

100,000	MTS Systems Corp. 8.750%, 07/01/19	11,623,900

		16,504,750

	Materials (0.2%)
242,647	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	12,721,982

	Real Estate (0.2%)
12,856	Crown Castle International Corp. 6.875%, 08/01/20	14,835,696

	Utilities (1.6%)
99,780	American Electric Power Company, Inc. 6.125%, 03/15/22	5,186,564

308,881	Aqua America, Inc. 6.000%	16,858,725

76	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

400,000	CenterPoint Energy, Inc.^ 7.000%, 09/01/21	$21,296,000

60,597	Dominion Energy, Inc. 6.750%, 08/15/19	3,043,787

330,000	DTE Energy Company 6.500%, 10/01/19	18,417,300

	Sempra Energy
147,059	6.000%, 01/15/21	15,719,137
135,000	6.750%, 07/15/21	14,516,550

88,235	South Jersey Industries, Inc. 7.250%, 04/15/21	4,555,573

250,000	Vistra Energy Corp.~ 7.000%, 07/01/19	25,160,000

		124,753,636

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $340,985,480)	431,625,372

COMMON STOCKS (50.7%)
	Communication Services (5.2%)
107,449	Activision Blizzard, Inc.	5,180,116

45,744	Alphabet, Inc. - Class A~#	54,845,226

47,349	Alphabet, Inc. - Class C~#	56,273,340

1,153,941	AT&T, Inc.~	35,726,013

30,922	Charter Communications, Inc. - Class A#	11,477,937

762,792	Comcast Corp. - Class A~	33,204,336

459,416	Facebook, Inc. - Class A~#	88,851,055

131,815	Fox Corp. - Class A#	5,139,467

67,193	Netflix, Inc.#	24,897,694

126,045	Twitter, Inc.#	5,030,456

678,822	Verizon Communications, Inc.~	38,821,830

297,955	Walt Disney Company~	40,810,896

		400,258,366

	Consumer Discretionary (5.3%)
67,562	Amazon.com, Inc.~#	130,159,544

106,686	Aptiv, PLC	9,142,990

6,106	Booking Holdings, Inc.~#	11,326,569

91,087	Carnival Corp.^~	4,997,033

141,565	D.R. Horton, Inc.~	6,272,745

46,600	Darden Restaurants, Inc.~	5,480,160

69,709	Dollar General Corp.~	8,789,608

162,960	eBay, Inc.	6,314,700

64,237	Expedia Group, Inc.	8,340,532

632,914	Ford Motor Company~	6,613,951

168,595	General Motors Company	6,566,775

194,685	Home Depot, Inc.~	39,657,335

95,586	Leggett & Platt, Inc.^	3,762,265

160,211	Lowe’s Companies, Inc.~	18,126,273

NUMBER OF SHARES		VALUE

157,571	McDonald’s Corp.	$31,131,302

276,674	MGM Resorts International	7,367,829

38,602	Mohawk Industries, Inc.~#	5,259,523

210,694	Nike, Inc. - Class B~	18,505,254

19,163	O’Reilly Automotive, Inc.#	7,254,537

38,515	PVH Corp.~	4,968,050

80,468	Ross Stores, Inc.~	7,858,505

83,859	Royal Caribbean Cruises, Ltd.	10,141,907

195,435	Starbucks Corp.~	15,181,391

120,867	Target Corp.~	9,357,523

251,543	TJX Companies, Inc.~	13,804,680

14,432	Ulta Salon Cosmetics & Fragrance, Inc.#	5,036,479

84,902	VF Corp.	8,015,598

		409,433,058

	Consumer Staples (3.7%)
327,591	Altria Group, Inc.~	17,798,019

133,247	Archer-Daniels-Midland Company~	5,942,816

85,635	Church & Dwight Company, Inc.	6,418,343

585,881	Coca-Cola Company	28,743,322

132,038	Colgate-Palmolive Company~	9,611,046

27,337	Constellation Brands, Inc. - Class A^	5,786,423

52,438	Costco Wholesale Corp.~	12,875,102

144,418	General Mills, Inc.	7,433,195

106,444	Kellogg Company^~	6,418,573

79,334	Kimberly-Clark Corp.	10,184,899

183,470	Kraft Heinz Company^	6,098,543

190,162	Kroger Company	4,902,376

306,416	Mondelez International, Inc. - Class A	15,581,254

82,437	Monster Beverage Corp.#	4,913,245

221,136	PepsiCo, Inc.~	28,316,465

328,047	Philip Morris International, Inc.~	28,395,748

394,982	Procter & Gamble Company	42,057,683

110,169	Sysco Corp.	7,752,593

133,974	Walgreens Boots Alliance, Inc.	7,176,987

290,729	Walmart, Inc.~	29,898,570

		286,305,202

	Energy (2.8%)
60,000	Anadarko Petroleum Corp.~	4,371,000

331,818	Chevron Corp.~	39,838,069

71,610	Concho Resources, Inc.~	8,262,362

237,600	ConocoPhillips~	14,997,312

65,294	EOG Resources, Inc.~	6,271,489

575,125	Exxon Mobil Corp.~	46,171,035

324,627	Halliburton Company	9,196,683

See accompanying Notes to Schedule of Investments	www.calamos.com	77

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

101,109	Hess Corp.^	$6,483,109

451,894	Kinder Morgan, Inc.^	8,979,134

167,359	Marathon Petroleum Corp.	10,187,142

122,645	Occidental Petroleum Corp.	7,221,337

90,588	ONEOK, Inc.	6,153,643

63,581	Phillips 66~	5,993,781

81,484	Pioneer Natural Resources Company	13,563,827

307,151	Schlumberger, Ltd.	13,109,205

61,513	Valero Energy Corp.~	5,576,768

228,007	Williams Companies, Inc.	6,459,438

		212,835,334

	Financials (6.7%)
37,797	Affiliated Managers Group, Inc.	4,192,443

112,322	Aflac, Inc.~	5,658,782

87,629	Allstate Corp.~	8,680,529

101,259	American Express Company~	11,870,593

320,406	American International Group, Inc.~	15,241,713

78,334	Arthur J. Gallagher & Company	6,550,289

65,862	Assurant, Inc.	6,256,890

1,780,807	Bank of America Corp.~	54,457,078

163,522	Bank of New York Mellon Corp.	8,120,503

139,039	BB&T Corp.^~	7,118,797

289,619	Berkshire Hathaway, Inc. - Class B~#	62,763,333

16,966	BlackRock, Inc.~	8,232,582

227,045	Capital One Financial Corp.~	21,076,587

112,700	Cboe Global Markets, Inc.	11,451,447

123,819	Charles Schwab Corp.~	5,668,434

73,140	Chubb, Ltd.~	10,619,928

305,620	Citigroup, Inc.~	21,607,334

35,285	CME Group, Inc.	6,312,487

77,460	Discover Financial Services	6,312,215

204,120	E*TRADE Financial Corp.	10,340,719

81,243	First Republic Bank	8,580,886

95,121	Goldman Sachs Group, Inc.~	19,587,316

581,890	JPMorgan Chase & Company~	67,528,335

121,090	Marsh & McLennan Companies, Inc.	11,417,576

131,934	MetLife, Inc.~	6,086,115

101,937	Morgan Stanley~	4,918,460

71,847	PNC Financial Services Group, Inc.~	9,838,010

52,539	Prudential Financial, Inc.~	5,553,898

45,607	S&P Global, Inc.	10,063,641

66,028	State Street Corp.~	4,467,454

91,127	SunTrust Banks, Inc.~	5,966,996

NUMBER OF SHARES		VALUE

58,563	Travelers Companies, Inc.~	$8,418,431

353,973	US Bancorp	18,873,840

581,402	Wells Fargo & Company~	28,145,671

210,736	Zions Bancorporation, N.A. ^	10,395,607

		512,374,919

	Health Care (7.0%)
227,201	Abbott Laboratories~	18,076,112

236,248	AbbVie, Inc.~	18,755,729

192,796	Agilent Technologies, Inc.	15,134,486

115,711	Alexion Pharmaceuticals, Inc.~#	15,751,738

54,223	Allergan, PLC	7,970,781

63,887	Amgen, Inc.~	11,456,217

205,809	Baxter International, Inc.	15,703,227

29,603	Becton Dickinson and Company	7,126,626

33,253	Biogen, Inc.~#	7,622,918

231,845	Bristol-Myers Squibb Company~	10,764,563

186,283	Celgene Corp.#	17,633,549

44,024	Cigna Corp.	6,992,772

194,467	CVS Health Corp.~	10,575,115

83,617	Danaher Corp.	11,074,235

99,372	Edwards Lifesciences Corp.~#	17,496,428

131,647	Eli Lilly and Company	15,407,965

223,956	Gilead Sciences, Inc.	14,566,098

44,485	HCA Healthcare, Inc.	5,659,827

52,185	Humana, Inc.	13,328,571

24,531	Illumina, Inc.#	7,653,672

24,794	Intuitive Surgical, Inc.#	12,660,560

418,135	Johnson & Johnson~	59,040,662

56,482	Laboratory Corp. of America Holdings~#	9,032,601

41,016	McKesson Corp.	4,891,158

341,147	Medtronic, PLC	30,297,265

419,597	Merck & Company, Inc.	33,026,480

883,175	Pfizer, Inc.~	35,865,737

53,389	Quest Diagnostics, Inc.~	5,145,632

10,844	Regeneron Pharmaceuticals, Inc.~#	3,721,010

38,678	Stryker Corp.~	7,306,661

26,240	Teleflex, Inc.	7,509,363

49,162	Thermo Fisher Scientific, Inc.~	13,639,997

186,951	UnitedHealth Group, Inc.~	43,572,670

35,269	Vertex Pharmaceuticals, Inc.#	5,959,756

30,608	WellCare Health Plans, Inc.#	7,907,577

41,821	Zimmer Biomet Holdings, Inc.	5,150,674

53,924	Zoetis, Inc.	5,491,620

		538,970,052

78	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE
	Industrials (4.8%)
88,154	3M Company	$16,706,065

46,213	Allegion, PLC	4,585,716

85,412	Boeing Company~	32,259,258

134,697	Caterpillar, Inc.~	18,779,456

221,527	CSX Corp.~	17,640,195

90,599	Deere & Company	15,005,912

200,272	Delta Air Lines, Inc.~	11,673,855

67,239	Eaton Corp., PLC	5,568,734

178,206	Emerson Electric Company~	12,650,844

33,692	FedEx Corp.	6,383,286

97,129	Fortune Brands Home & Security, Inc.	5,126,469

39,168	General Dynamics Corp.	7,000,105

1,353,483	General Electric Company	13,764,922

42,072	Harris Corp.^	7,089,132

139,354	Honeywell International, Inc.	24,196,035

55,878	Illinois Tool Works, Inc.~	8,696,293

153,425	Johnson Controls International, PLC	5,753,438

32,023	Lockheed Martin Corp.	10,674,227

35,151	Norfolk Southern Corp.	7,171,507

50,628	Northrop Grumman Corp.	14,677,564

92,784	PACCAR, Inc.	6,649,829

109,631	Pentair, PLC	4,274,513

189,713	Quanta Services, Inc.	7,702,348

79,983	Raytheon Company	14,204,181

116,274	Southwest Airlines Company~	6,305,539

65,020	Stanley Black & Decker, Inc.	9,531,932

124,135	Union Pacific Corp.~	21,976,860

106,378	United Parcel Service, Inc. - Class B	11,299,471

117,945	United Technologies Corp.~	16,820,136

52,022	Verisk Analytics, Inc.	7,342,385

22,501	Wabtec Corp.^	1,666,649

99,393	Waste Management, Inc.	10,668,845

73,186	Xylem, Inc.^	6,103,712

		369,949,413

	Information Technology (10.9%)
94,630	Accenture, PLC - Class A~	17,286,062

76,117	Adobe, Inc.#	22,016,842

391,719	Advanced Micro Devices, Inc.^#	10,823,196

67,739	Amphenol Corp. - Class A~	6,744,095

766,593	Apple, Inc.~	153,832,217

380,183	Applied Materials, Inc.~	16,754,665

44,654	Autodesk, Inc.#	7,957,789

88,127	Automatic Data Processing, Inc.	14,487,198

49,496	Broadcom, Inc.	15,759,526

NUMBER OF SHARES		VALUE

870,606	Cisco Systems, Inc.~	$48,710,406

57,803	Citrix Systems, Inc.	5,835,791

114,599	Cognizant Technology Solutions Corp. - Class A~	8,361,143

104,106	Fiserv, Inc.^#	9,082,207

89,640	FLIR Systems, Inc.	4,745,542

38,699	Gartner, Inc.#	6,151,980

223,008	HP, Inc.	4,449,010

641,988	Intel Corp.~	32,767,068

105,934	International Business Machines Corp.	14,859,362

44,371	Intuit, Inc.	11,139,783

39,337	Jack Henry & Associates, Inc.	5,863,573

44,002	Lam Research Corp.	9,127,335

143,001	MasterCard, Inc. - Class A	36,356,574

290,462	Micron Technology, Inc.~#	12,216,832

1,207,894	Microsoft Corp.~	157,750,956

115,582	NVIDIA Corp.	20,920,342

303,342	Oracle Corp.	16,783,913

82,711	Paychex, Inc.	6,973,364

165,623	PayPal Holdings, Inc.#	18,677,306

190,779	QUALCOMM, Inc.	16,431,795

40,299	Red Hat, Inc.^~#	7,355,776

147,699	Salesforce.com, Inc.#	24,422,030

57,428	TE Connectivity, Ltd.	5,492,988

103,201	Texas Instruments, Inc.~	12,160,174

319,878	Visa, Inc. - Class A^~	52,597,540

265,765	Western Union Company^	5,166,472

116,758	Xilinx, Inc.	14,027,306

		834,088,158

	Materials (1.2%)
91,867	Air Products & Chemicals, Inc.~	18,905,310

42,841	Avery Dennison Corp.	4,740,357

118,864	Ball Corp.	7,124,708

149,327	Dow, Inc.#	8,471,321

447,982	DowDuPont, Inc.	17,224,908

409,175	Freeport-McMoRan, Inc.	5,036,944

78,380	Linde, PLC	14,128,779

64,522	PPG Industries, Inc.	7,581,335

24,351	Sherwin-Williams Company	11,075,565

		94,289,227

	Real Estate (1.5%)
44,554	Alexandria Real Estate Equities, Inc.	6,344,044

61,477	American Tower Corp.~	12,006,458

100,275	Apartment Investment & Management Company - Class A	4,949,574

See accompanying Notes to Schedule of Investments	www.calamos.com	79

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

40,988	AvalonBay Communities, Inc.~	$8,235,719

56,797	Crown Castle International Corp.	7,143,927

48,631	Digital Realty Trust, Inc.^	5,724,355

11,778	Equinix, Inc.	5,355,457

39,571	Federal Realty Investment Trust	5,296,578

53,118	Mid-America Apartment Communities, Inc.	5,811,640

83,482	Prologis, Inc.~	6,400,565

29,249	Public Storage~	6,469,294

101,405	Realty Income Corp.	7,099,364

82,711	Regency Centers Corp.	5,555,698

67,092	Simon Property Group, Inc.	11,653,881

128,673	UDR, Inc.	5,783,851

104,068	Welltower, Inc.	7,756,188

198,753	Weyerhaeuser Company	5,326,580

		116,913,173

	Utilities (1.6%)
317,982	AES Corp.~	5,443,852

124,351	American Electric Power Company, Inc.~	10,638,228

115,453	CMS Energy Corp.~	6,413,414

96,665	Consolidated Edison, Inc.	8,328,656

114,257	Dominion Energy, Inc.~	8,897,193

157,892	Duke Energy Corp.~	14,387,119

75,893	Edison International	4,839,697

70,682	Entergy Corp.	6,849,086

106,253	Exelon Corp.~	5,413,590

160,001	FirstEnergy Corp.^~	6,724,842

65,234	NextEra Energy, Inc.	12,684,099

195,837	NiSource, Inc.^	5,440,352

122,939	Public Service Enterprise Group, Inc.~	7,333,311

175,739	Southern Company	9,352,830

140,661	Xcel Energy, Inc.	7,947,346

		120,693,615

	TOTAL COMMON STOCKS (Cost $3,395,485,611)	3,896,110,517

EXCHANGE-TRADED FUND (1.0%)
	Other (1.0%)
257,000	SPDR S&P 500 ETF Trust^ (Cost $74,957,287)	75,563,140

INVESTMENTS IN AFFILIATED FUND (1.6%)
	Other (1.6%)
11,969,156	Calamos Short-Term Bond Fund - Class I (Cost $120,000,000)	120,649,094

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.4%)#
		Communication Services (0.0%)
50 500,000,000	JPY	CyberAgent, Inc. Call, 02/17/23, Strike 95.44	$455,586

1,430 13,534,950		Electronic Arts, Inc. Call, 06/21/19, Strike $105.00	301,730

1,000 19,340,000		Facebook, Inc. Put, 06/21/19, Strike $150.00	21,000

375 13,895,250		Netflix, Inc. Call, 06/21/19, Strike $370.00	680,625

			1,458,941

		Consumer Discretionary (0.0%)
50 3,440,200		Chipotle Mexican Grill, Inc. Put, 06/21/19, Strike $450.00	1,000

500 9,142,500	EUR	Moncler, S.p.A. Call, 09/20/19, Strike 36.00	806,627

1,200 582,000		NIO, Inc. Call, 08/16/19, Strike $11.00	6,000

		Takashimaya Company, Ltd.
100 1,000,000,000	JPY	Call, 12/06/23, Strike 97.28	147,224
50 500,000,000	JPY	Call, 12/06/23, Strike 97.29	73,612
50 500,000,000	JPY	Call, 12/06/23, Strike 97.18	73,612

			1,108,075

		Consumer Staples (0.0%)
		Ezaki Glico Company, Ltd.
100 1,000,000,000	JPY	Call, 01/30/24, Strike 97.57	478,478
50 500,000,000	JPY	Call, 01/30/24, Strike 96.89	250,011

			728,489

		Health Care (0.0%)
250 3,675,000		Allergan, PLC Put, 05/17/19, Strike $135.00	25,375

100 1,000,000,000	JPY	Nipro Corp. Call, 01/29/21, Strike 98.68	877,059

50 256,650		Tilray, Inc. Call, 01/17/20, Strike $170.00	1,700

			904,134

		Industrials (0.1%)
100 1,000,000,000	JPY	ANA Holdings, Inc. Call, 09/19/24, Strike 96.53	373,446

250 9,442,250		Boeing Company Call, 05/17/19, Strike $365.00	372,500

		Nagoya Railroad Company, Ltd.
100 1,000,000,000	JPY	Call, 12/09/22, Strike 97.53	1,430,046
50 500,000,000	JPY	Call, 12/09/22, Strike 98.07	699,313

80	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

1,050 14,796,600		United Rentals, Inc. Call, 09/20/19, Strike $130.00	$1,963,500

			4,838,805

		Information Technology (0.0%)
1,000 20,067,000		Apple, Inc. Call, 07/19/19, Strike $190.00	1,535,000

150 1,500,000,000	JPY	Digital Garage, Inc. Call, 09/14/23, Strike 94.68	774,272

1,500 6,309,000		Micron Technology, Inc. Put, 06/21/19, Strike $35.00	69,750

1,000 18,100,000		NVIDIA Corp. Call, 09/20/19, Strike $200.00	1,005,000

			3,384,022

		Other (0.3%)
		S&P 500 Index
3,200 942,665,600		Put, 06/28/19, Strike $2,700.00	3,856,000
2,500 736,457,500		Call, 05/31/19, Strike $3,000.00	2,712,500
2,000 589,166,000		Call, 05/13/19, Strike $2,985.00	1,070,000
2,000 589,166,000		Put, 05/31/19, Strike $2,850.00	2,710,000
1,500 441,874,500		Put, 05/31/19, Strike $2,600.00	405,000
1,000 294,583,000		Call, 05/20/19, Strike $2,950.00	2,445,000
1,000 294,583,000		Put, 05/31/19, Strike $2,700.00	475,000
1,000 294,583,000		Put, 09/30/19, Strike $2,700.00	3,900,000
500 147,291,500		Put, 12/31/19, Strike $2,700.00	3,152,500

			20,726,000

		Utilities (0.0%)
100 1,000,000,000	JPY	Kyushu Electric Power Company, Inc. Call, 03/31/22, Strike 98.05	142,735

		TOTAL PURCHASED OPTIONS (Cost $50,058,253)	33,291,201

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (2.6%)
100,876,487		Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	100,906,750

101,207,412		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	101,207,412

		TOTAL SHORT TERM INVESTMENTS (Cost $202,114,162)	202,114,162

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.1%)
145,172,436		Fidelity Prime Money Market Fund - Institutional Class, 2.500%***†	$145,172,436

166,889,874		State Street Navigator Securities Lending Government Money Market Portfolio†	166,889,874

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $312,062,310)	312,062,310

TOTAL INVESTMENTS (109.5%) (Cost $7,400,287,384)			8,417,920,917

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.1%)			(312,062,310)

LIABILITIES, LESS OTHER ASSETS (-5.4%)			(418,864,143)

NET ASSETS (100.0%)			$7,686,994,464

NUMBER OF SHARES			VALUE

COMMON STOCKS SOLD SHORT (-35.5%)#
		Communication Services (-2.2%)
(349,000)		Bilibili, Inc.	(6,212,200)

(95,000)		Boingo Wireless, Inc.	(2,160,300)

(99,700)	JPY	CyberAgent, Inc.	(3,996,394)

(500,000)		Gannett Company, Inc.	(4,665,000)

(131,900)		IAC/InterActive Corp.	(29,656,396)

(245,000)		iQIYI, Inc.	(5,416,950)

(88,000)		Liberty Media Corp. / Liberty Formula One	(3,415,280)

(40,000)		Live Nation Entertainment, Inc.	(2,613,600)

(68,700)		Momo, Inc.	(2,409,309)

(1,179,000)		New York Times Company - Class A	(39,083,850)

(251,000)		Sea, Ltd.	(6,247,390)

(380,175)		Twitter, Inc.	(15,172,784)

(53,300)		Weibo Corp.	(3,651,050)

(507,009)		World Wrestling Entertainment, Inc. - Class A	(42,512,705)

(82,900)		Zillow Group, Inc. - Class C	(2,768,860)

			(169,982,068)

		Consumer Discretionary (-5.6%)
(554,850)		Alibaba Group Holding, Ltd.	(102,963,514)

(20,100)		Booking Holdings, Inc.	(37,285,299)

(654,850)		Chegg, Inc.	(23,345,402)

(337,000)		Ctrip.com International, Ltd.	(14,844,850)

(402,100)		Etsy, Inc.	(27,157,834)

(290,880)		Guess, Inc.	(5,925,226)

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

(653,061)		LGI Homes, Inc.	$(45,263,658)

(51,204)		MercadoLibre, Inc.	(24,789,905)

(145,000)	EUR	Moncler, S.p.A.	(5,961,568)

(68,000)		NIO, Inc.	(329,800)

(240,500)		Quotient Technology, Inc.	(2,234,245)

(185,800)	JPY	Takashimaya Company, Ltd.	(2,089,172)

(1,203,222)		TAL Education Group	(46,287,950)

(132,300)		Tesla, Inc.	(31,578,687)

(294,400)		Wayfair, Inc. - Class A	(47,736,960)

(2,595,800)	JPY	Yamada Denki Company, Ltd.	(12,305,199)

			(430,099,269)

		Consumer Staples (-0.6%)
(170,108)		Energizer Holdings, Inc.	(8,146,472)

(58,800)	JPY	Ezaki Glico Company, Ltd.	(3,103,163)

(661,300)		Herbalife Nutrition, Ltd.	(34,949,705)

			(46,199,340)

		Energy (-0.1%)
(526,400)		Chesapeake Energy Corp.	(1,531,824)

(364,400)		Renewable Energy Group, Inc.	(8,789,328)

(25,000)		SEACOR Holdings, Inc.	(1,113,500)

			(11,434,652)

		Financials (-1.4%)
(109,397)		Assurant, Inc.	(10,392,715)

(816,000)		AXA Equitable Holdings, Inc.	(18,515,040)

(128,650)	EUR	Eurazeo, SE	(10,097,063)

(276,300)		Heritage Insurance Holdings, Inc.	(3,768,732)

(59,000)		Hope Bancorp, Inc.	(829,540)

(113,929)		LendingTree, Inc.	(43,842,158)

(50,000)		PRA Group, Inc.	(1,406,000)

(744,300)	JPY	SBI Holdings, Inc.	(15,958,819)

(34,000)		Virtus Investment Partners, Inc.	(4,168,740)

			(108,978,807)

		Health Care (-4.6%)
(100,000)		Allscripts Healthcare Solutions, Inc.	(987,000)

(126,000)		AMAG Pharmaceuticals, Inc.	(1,406,160)

(169,000)	EUR	Bayer, AG	(11,244,383)

(114,500)		Becton Dickinson and Company	(27,564,730)

(38,500)		CONMED Corp.	(3,081,155)

(180,750)		DexCom, Inc.	(21,883,402)

(89,700)		Evolent Health, Inc. - Class A	(1,215,435)

(110,000)		Flexion Therapeutics, Inc.	(1,166,000)

(176,931)		Illumina, Inc.	(55,202,472)

(182,500)		Immunomedics, Inc.	(2,923,650)

(94,500)		Innoviva, Inc.	(2,253,825)

(788,600)		Innoviva, Inc.	(11,064,058)

(230,431)		Insmed, Inc.	(7,014,320)

NUMBER OF SHARES			VALUE

(370,600)		Insulet Corp.	$(31,964,250)

(12,000)		Intercept Pharmaceuticals, Inc.	(1,034,160)

(50,000)		Invacare Corp.	(370,000)

(282,100)		Ionis Pharmaceuticals, Inc.	(20,968,493)

(367,587)		Ironwood Pharmaceuticals, Inc.	(4,370,609)

(19,600)		Ligand Pharmaceuticals, Inc.	(2,466,660)

(424,000)		Medicines Company	(13,546,800)

(168,040)		Molina Healthcare, Inc.	(21,783,025)

(150,371)		Neurocrine Biosciences, Inc.	(10,862,801)

(333,500)	JPY	Nipro Corp.	(4,142,725)

(177,000)		NuVasive, Inc.	(10,726,200)

(650,000)		OPKO Health, Inc.	(1,553,500)

(33,500)		Pacira BioSciences, Inc.	(1,333,970)

(194,773)		Quidel Corp.	(12,453,786)

(53,137)		Retrophin, Inc.	(1,013,854)

(245,000)		Sarepta Therapeutics, Inc.	(28,650,300)

(90,000)		Supernus Pharmaceuticals, Inc.	(3,305,700)

(23,000)		Tabula Rasa HealthCare, Inc.	(1,224,980)

(270,200)		Teladoc Health, Inc.	(15,368,976)

(640,217)		Wright Medical Group, NV	(18,931,217)

			(353,078,596)

		Industrials (-1.0%)
(162,159)		Aerojet Rocketdyne Holdings, Inc.	(5,490,704)

(68,600)	JPY	ANA Holdings, Inc.	(2,400,775)

(26,615)		Arconic, Inc.	(571,690)

(905,000)		Colfax Corp.	(27,303,850)

(101,500)		Fortive Corp.	(8,763,510)

(71,050)		FTI Consulting, Inc.	(6,037,829)

(316,000)	JPY	Nagoya Railroad Company, Ltd.	(8,565,170)

(535,000)		Rexnord Corp.	(15,301,000)

			(74,434,528)

		Information Technology (-16.8%)
(63,500)		8x8, Inc.	(1,518,920)

(4,720,600)		Advanced Micro Devices, Inc.	(130,430,178)

(257,500)		Alteryx, Inc. - Class A	(22,824,800)

(366,650)		Atlassian Corp., PLC - Class A	(40,386,498)

(100,000)		Avaya Holdings Corp.	(1,908,000)

(75,000)		Belden, Inc.	(4,166,250)

(99,200)		Benefitfocus, Inc.	(4,040,416)

(45,131)		CalAmp Corp.	(659,364)

(198,400)		Carbonite, Inc.	(4,866,752)

(48,999)		Cardtronics, PLC - Class A	(1,752,204)

(75,000)		CSG Systems International, Inc.	(3,348,750)

(1,119,000)		Cypress Semiconductor Corp.	(19,224,420)

(67,500)	JPY	Digital Garage, Inc.	(1,972,085)

(58,000)		DocuSign, Inc.	(3,286,860)

(89,800)		Electronics For Imaging, Inc.	(3,339,662)

82	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

(125,050)	Envestnet, Inc.	$(8,877,299)

(48,498)	Euronet Worldwide, Inc.	(7,269,365)

(401,000)	FireEye, Inc.	(6,424,020)

(320,200)	Five9, Inc.	(16,993,014)

(73,000)	GDS Holdings, Ltd.	(2,856,490)

(32,000)	Guidewire Software, Inc.	(3,408,000)

(263,000)	HubSpot, Inc.	(48,520,870)

(71,500)	II-VI, Inc.	(2,848,560)

(838,000)	Infinera Corp.	(3,636,920)

(146,000)	Inphi Corp.	(6,666,360)

(730,350)	Intel Corp.	(37,277,064)

(309,200)	j2 Global, Inc.	(27,092,104)

(130,400)	LivePerson, Inc.	(3,824,632)

(170,600)	Lumentum Holdings, Inc.	(10,572,082)

(748,000)	Microchip Technology, Inc.	(74,717,720)

(2,394,615)	Micron Technology, Inc.	(100,717,507)

(206,350)	MongoDB, Inc.	(29,078,842)

(190,500)	MTS Systems Corp.	(10,473,690)

(124,700)	New Relic, Inc.	(13,123,428)

(171,400)	Nice, Ltd.	(23,629,204)

(226,570)	Nuance Communications, Inc.	(3,813,173)

(141,400)	Nutanix, Inc. - Class A	(6,107,066)

(80,773)	NXP Semiconductors, NV	(8,531,244)

(348,300)	Okta, Inc.	(36,233,649)

(988,000)	ON Semiconductor Corp.	(22,783,280)

(50,100)	OSI Systems, Inc.	(4,515,513)

(287,200)	Palo Alto Networks, Inc.	(71,463,976)

(130,000)	Pluralsight, Inc.	(4,613,700)

(259,973)	Pure Storage, Inc. - Class A	(5,942,983)

(220,300)	Q2 Holdings, Inc.	(16,615,026)

(438,729)	RealPage, Inc.	(28,609,518)

(132,500)	Red Hat, Inc.^	(24,185,225)

(232,900)	RingCentral, Inc. - Class A	(27,102,573)

(278,950)	ServiceNow, Inc.	(75,737,715)

(118,600)	Silicon Laboratories, Inc.	(12,768,476)

(253,000)	Splunk, Inc.	(34,924,120)

(1,233,500)	Square, Inc. - Class A	(89,823,470)

(69,500)	Synaptics, Inc.	(2,618,065)

(127,300)	Teradyne, Inc.	(6,237,700)

(17,500)	TiVo Corp.	(163,975)

(1,373,100)	TTM Technologies, Inc.	(18,179,844)

(196,500)	Twilio, Inc. - Class A	(26,948,010)

(332,400)	Viavi Solutions, Inc.	(4,420,920)

(161,000)	Vishay Intertechnology, Inc.	(3,189,410)

(45,750)	Wix.com, Ltd.	(6,137,820)

(255,997)	Workday, Inc. - Class A	(52,640,663)

(137,000)	Zendesk, Inc.	(12,025,860)

		(1,288,065,304)

NUMBER OF SHARES			VALUE

		Materials (-0.9%)
(1,325,800)		Allegheny Technologies, Inc.	$(33,038,936)

(730,000)	GBP	Anglo American, PLC	(18,943,281)

(71,000)		International Flavors & Fragrances, Inc.	(9,783,090)

(85,500)		Pretium Resources, Inc.	(650,655)

(164,000)		SSR Mining, Inc.	(1,892,560)

(275,000)		TimkenSteel Corp.	(2,788,500)

			(67,097,022)

		Real Estate (-0.9%)
(90,000)		Crown Castle International Corp.	(11,320,200)

(293,200)		Extra Space Storage, Inc.	(30,401,908)

(938,999)		Invitation Homes, Inc.	(23,343,515)

(76,900)		iStar, Inc.	(666,723)

			(65,732,346)

		Utilities (-1.4%)
(44,000)		American Electric Power Company, Inc.	(3,764,200)

(330,733)		Aqua America, Inc.	(12,918,431)

(575,000)		CenterPoint Energy, Inc.	(17,825,000)

(385,000)	JPY	Chugoku Electric Power Company, Inc.	(4,596,748)

(30,000)		Dominion Energy, Inc.	(2,336,100)

(139,000)		DTE Energy Company	(17,473,690)

(147,600)	JPY	Kyushu Electric Power Company, Inc.	(1,429,388)

(188,000)		Sempra Energy	(24,054,600)

(114,706)		South Jersey Industries, Inc.	(3,684,357)

(808,480)		Vistra Energy Corp.	(22,031,080)

			(110,113,594)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,026,497,663)	(2,725,215,526)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

WRITTEN OPTIONS (-6.3%)#
		Communication Services (0.0%)
600 2,892,600		Activision Blizzard, Inc. Put, 05/17/19, Strike $35.00	(1,800)

		Electronic Arts, Inc.
1,430 13,534,950		Call, 06/21/19, Strike $110.00	(170,885)
715 6,767,475		Put, 06/21/19, Strike $85.00	(142,643)

2,200 42,548,000		Facebook, Inc. Put, 06/21/19, Strike $135.00	(16,500)

See accompanying Notes to Schedule of Investments	www.calamos.com	83

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

750 27,790,500	Netflix, Inc. Call, 06/21/19, Strike $400.00	$(476,250)

		(808,078)

	Consumer Discretionary (0.0%)
150 10,320,600	Chipotle Mexican Grill, Inc. Put, 06/21/19, Strike $410.00	(4,500)

500 2,860,500	Foot Locker, Inc. Put, 05/17/19, Strike $45.00	(3,750)

	NIO, Inc.
1,646 798,310	Call, 08/16/19, Strike $9.00	(18,106)
1,200 582,000	Call, 08/16/19, Strike $12.00	(4,800)

305 7,280,045	Tesla, Inc. Call, 01/17/20, Strike $325.00	(458,262)

500 7,222,500	Wynn Resorts, Ltd. Put, 06/21/19, Strike $100.00	(9,500)

		(498,918)

	Energy (0.0%)
3,000 1,830,000	Oasis Petroleum, Inc. Call, 01/17/20, Strike $12.00	(30,000)

	Health Care (0.0%)
500 7,350,000	Allergan, PLC Put, 05/17/19, Strike $125.00	(21,000)

3,000 4,806,000	Immunomedics, Inc. Call, 01/17/20, Strike $10.00	(2,175,000)

50 256,650	Tilray, Inc. Call, 01/17/20, Strike $175.00	(1,575)

		(2,197,575)

	Industrials (0.0%)
500 18,884,500	Boeing Company Call, 05/17/19, Strike $390.00	(117,250)

	United Rentals, Inc.
1,050 14,796,600	Call, 09/20/19, Strike $135.00	(1,648,500)
350 4,932,200	Put, 09/20/19, Strike $115.00	(106,750)

		(1,872,500)

	Information Technology (-0.1%)
3,500 9,670,500	Advanced Micro Devices, Inc. Put, 01/17/20, Strike $10.00	(47,250)

2,000 40,134,000	Apple, Inc. Call, 07/19/19, Strike $200.00	(1,835,000)

3,000 12,618,000	Micron Technology, Inc. Put, 06/21/19, Strike $31.00	(45,000)

	NVIDIA Corp.
1,000 18,100,000	Call, 09/20/19, Strike $210.00	(717,500)
500 9,050,000	Put, 09/20/19, Strike $160.00	(393,750)

		(3,038,500)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Other (-6.2%)
	S&P 500 Index
7,000 2,062,081,000	Call, 12/31/19, Strike $2,500.00	$(342,440,000)
4,000 1,178,332,000	Call, 06/28/19, Strike $2,675.00	(113,480,000)
1,000 294,583,000	Put, 09/30/19, Strike $2,000.00	(400,000)
750 220,937,250	Call, 12/31/19, Strike $3,000.00	(7,822,500)
500 147,291,500	Call, 09/30/19, Strike $2,900.00	(6,642,500)
500 147,291,500	Put, 12/31/19, Strike $2,500.00	(1,820,000)

		(472,605,000)

	TOTAL WRITTEN OPTIONS (Premium $253,552,577)	$(481,050,571)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

Northern Trust Company	British Pound Sterling	07/25/19	28,701,000	$37,589,451	$255,458

Northern Trust Company	European Monetary Unit	07/25/19	35,793,000	40,432,918	414,376

State Street Bank and Trust	Japanese Yen	07/25/19	6,687,815,000	60,444,778	(183,932)

					$485,902

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

~

Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities is $1,812,538,239.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

84	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

GBP	British Pound Sterling

JPY	Japanese Yen

TOTAL RETURN SWAPS

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	PERIODIC PAYMENT FREQUENCY	NOTIONAL AMOUNT	UPFRONT PAYMENTS (PAID)/ RECEIVED	MARKET VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)

Goldman Sachs & Co.	iQIYI, Inc.	Equity returns on 156,200 shares of iQIYI, Inc.	FED Funds less 1.000%	06/07/19	Monthly	$3,000,602	$—	$(424,028)	$(424,028)

Goldman Sachs & Co.	NIO, Inc.	Equity returns on 507,500 shares of NIO, Inc.	OBFR less 1.000%	08/08/19	Monthly	2,461,375	—	4,583	4,583

Goldman Sachs & Co.	iQIYI, Inc.	Equity returns on 264,000 shares of iQIYI, Inc.	OBFR less 1.000%	10/03/19	Monthly	5,802,720	—	(26,035)	(26,035)

Goldman Sachs & Co.	NIO, Inc.	Equity returns on 1,232,800 shares of NIO, Inc.	OBFR less 1.500%	01/31/22	Monthly	5,979,080	—	11,133	11,133

							$—	$(434,347)	$(434,347)

ABBREVIATION

OBFR	Overnight Bank Funding Rate

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying bond.

See accompanying Notes to Financial Statements	www.calamos.com	85

Hedged Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (100.9%)
	Communication Services (10.4%)
4,837	Activision Blizzard, Inc.	$233,192

2,095	Alphabet, Inc. - Class A#~	2,511,821

2,130	Alphabet, Inc. - Class C#~	2,531,462

51,930	AT&T, Inc.~	1,607,753

1,392	Charter Communications, Inc. - Class A#	516,697

34,522	Comcast Corp. - Class A~	1,502,743

20,896	Facebook, Inc. - Class A#~	4,041,287

6,078	Fox Corp. - Class A#	236,981

3,041	Netflix, Inc.#~	1,126,812

5,819	Twitter, Inc.#	232,236

31,381	Verizon Communications, Inc.~	1,794,679

13,772	Walt Disney Company~	1,886,351

		18,222,014

	Consumer Discretionary (10.7%)
3,116	Amazon.com, Inc.#~	6,003,036

4,790	Aptiv, PLC	410,503

273	Booking Holdings, Inc.#	506,412

4,243	Carnival Corp.	232,771

6,535	D.R. Horton, Inc.	289,566

2,103	Darden Restaurants, Inc.	247,313

3,225	Dollar General Corp.	406,640

7,339	eBay, Inc.	284,386

2,915	Expedia Group, Inc.	378,484

28,545	Ford Motor Company	298,295

7,598	General Motors Company	295,942

8,756	Home Depot, Inc.~	1,783,597

4,432	Leggett & Platt, Inc.^	174,444

7,408	Lowe’s Companies, Inc.	838,141

7,127	McDonald’s Corp.~	1,408,081

12,432	MGM Resorts International	331,064

1,790	Mohawk Industries, Inc.#	243,887

9,471	Nike, Inc. - Class B	831,838

861	O’Reilly Automotive, Inc.#	325,949

1,745	PVH Corp.	225,088

3,624	Ross Stores, Inc.	353,920

3,883	Royal Caribbean Cruises, Ltd.	469,610

8,787	Starbucks Corp.	682,574

5,592	Target Corp.	432,933

11,324	TJX Companies, Inc.	621,461

666	Ulta Salon Cosmetics & Fragrance, Inc.#	232,421

3,926	VF Corp.	370,654

		18,679,010

NUMBER OF SHARES		VALUE

	Consumer Staples (7.3%)
13,964	Altria Group, Inc.~	$758,664

6,155	Archer-Daniels-Midland Company	274,513

3,950	Church & Dwight Company, Inc.	296,053

26,375	Coca-Cola Company~	1,293,958

5,948	Colgate-Palmolive Company	432,955

1,188	Constellation Brands, Inc. - Class A	251,464

2,427	Costco Wholesale Corp.	595,901

6,495	General Mills, Inc.	334,298

4,927	Kellogg Company	297,098

3,671	Kimberly-Clark Corp.	471,283

8,483	Kraft Heinz Company	281,975

8,544	Kroger Company	220,264

14,185	Mondelez International, Inc. - Class A	721,307

3,708	Monster Beverage Corp.#	220,997

9,944	PepsiCo, Inc.~	1,273,329

14,849	Philip Morris International, Inc.~	1,285,329

17,773	Procter & Gamble Company~	1,892,469

5,084	Sysco Corp.	357,761

6,027	Walgreens Boots Alliance, Inc.~	322,866

12,081	Walmart, Inc.~	1,242,410

		12,824,894

	Energy (5.6%)
2,860	Anadarko Petroleum Corp.	208,351

15,304	Chevron Corp.~	1,837,398

3,222	Concho Resources, Inc.	371,754

10,982	ConocoPhillips	693,184

3,024	EOG Resources, Inc.	290,455

26,596	Exxon Mobil Corp.~	2,135,127

14,697	Halliburton Company	416,366

4,670	Hess Corp.	299,440

20,355	Kinder Morgan, Inc.	404,454

7,727	Marathon Petroleum Corp.	470,343

5,205	Occidental Petroleum Corp.	306,471

4,080	ONEOK, Inc.	277,154

2,860	Phillips 66	269,612

3,669	Pioneer Natural Resources Company	610,742

13,827	Schlumberger, Ltd.	590,136

2,843	Valero Energy Corp.~	257,746

10,272	Williams Companies, Inc.	291,006

		9,729,739

	Financials (13.2%)
1,736	Affiliated Managers Group, Inc.	192,557

4,219	Aflac, Inc.	212,553

3,239	Allstate Corp.	320,855

4,669	American Express Company	547,347

14,426	American International Group, Inc.	686,245

86	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

3,614	Arthur J. Gallagher & Company	$302,203

2,981	Assurant, Inc.~	283,195

80,141	Bank of America Corp.~	2,450,712

7,353	Bank of New York Mellon Corp.	365,150

5,907	BB&T Corp.	302,438

13,357	Berkshire Hathaway, Inc. - Class B#~	2,894,596

763	BlackRock, Inc.	370,238

10,241	Capital One Financial Corp.	950,672

5,071	Cboe Global Markets, Inc.	515,264

5,701	Charles Schwab Corp.	260,992

3,289	Chubb, Ltd.	477,563

14,142	Citigroup, Inc.~	999,839

1,589	CME Group, Inc.	284,272

3,239	Discover Financial Services	263,946

9,198	E*TRADE Financial Corp.	465,971

3,753	First Republic Bank	396,392

4,281	Goldman Sachs Group, Inc.~	881,544

26,343	JPMorgan Chase & Company~	3,057,105

5,605	Marsh & McLennan Companies, Inc.	528,495

6,112	MetLife, Inc.	281,947

4,605	Morgan Stanley	222,191

3,252	PNC Financial Services Group, Inc.	445,296

2,366	Prudential Financial, Inc.	250,110

2,053	S&P Global, Inc.	453,015

2,785	State Street Corp.	188,433

3,870	SunTrust Banks, Inc.	253,408

2,636	Travelers Companies, Inc.	378,925

16,372	US Bancorp	872,955

26,144	Wells Fargo & Company~	1,265,631

9,470	Zions Bancorporation, N.A.^	467,155

		23,089,210

	Health Care (13.9%)
10,473	Abbott Laboratories~	833,232

10,891	AbbVie, Inc.~	864,637

8,723	Agilent Technologies, Inc.	684,756

4,656	Alexion Pharmaceuticals, Inc.#	633,821

2,443	Allergan, PLC	359,121

2,945	Amgen, Inc.	528,097

9,264	Baxter International, Inc.	706,843

1,330	Becton Dickinson and Company	320,184

1,531	Biogen, Inc.#~	350,966

10,421	Bristol-Myers Squibb Company~	483,847

8,436	Celgene Corp.#	798,552

2,032	Cigna Corp.	322,763

8,988	CVS Health Corp.~	488,767

3,770	Danaher Corp.	499,299

4,465	Edwards Lifesciences Corp.#	786,153

NUMBER OF SHARES		VALUE

5,756	Eli Lilly and Company	$673,682

10,347	Gilead Sciences, Inc.	672,969

2,005	HCA Healthcare, Inc.	255,096

2,366	Humana, Inc.	604,300

1,104	Illumina, Inc.#	344,448

1,146	Intuitive Surgical, Inc.#	585,182

19,338	Johnson & Johnson~	2,730,526

2,613	Laboratory Corp. of America Holdings#	417,871

1,845	McKesson Corp.	220,016

14,167	Medtronic, PLC	1,258,171

18,880	Merck & Company, Inc.~	1,486,045

40,835	Pfizer, Inc.~	1,658,309

2,289	Quest Diagnostics, Inc.	220,614

489	Regeneron Pharmaceuticals, Inc.#	167,796

1,788	Stryker Corp.	337,771

1,212	Teleflex, Inc.	346,850

2,214	Thermo Fisher Scientific, Inc.	614,274

8,466	UnitedHealth Group, Inc.~	1,973,171

1,584	Vertex Pharmaceuticals, Inc.#~	267,664

1,415	WellCare Health Plans, Inc.#	365,565

1,778	Zimmer Biomet Holdings, Inc.	218,979

2,419	Zoetis, Inc.	246,351

		24,326,688

	Industrials (9.6%)
4,068	3M Company	770,927

2,133	Allegion, PLC	211,658

3,837	Boeing Company~	1,449,197

6,063	Caterpillar, Inc.	845,303

10,024	CSX Corp.	798,211

4,074	Deere & Company	674,777

9,082	Delta Air Lines, Inc.	529,390

2,806	Eaton Corp., PLC	232,393

8,025	Emerson Electric Company	569,695

1,527	FedEx Corp.	289,305

4,358	Fortune Brands Home & Security, Inc.	230,015

1,775	General Dynamics Corp.	317,228

60,499	General Electric Company	615,275

1,949	Harris Corp.	328,406

6,446	Honeywell International, Inc.~	1,119,219

2,529	Illinois Tool Works, Inc.	393,588

6,523	Johnson Controls International, PLC	244,613

1,424	Lockheed Martin Corp.	474,662

1,622	Norfolk Southern Corp.	330,920

2,343	Northrop Grumman Corp.	679,259

4,174	PACCAR, Inc.	299,151

5,056	Pentair, PLC	197,133

8,543	Quanta Services, Inc.	346,846

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Hedged Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

3,699	Raytheon Company	$656,905

5,276	Southwest Airlines Company	286,117

2,931	Stanley Black & Decker, Inc.	429,685

5,744	Union Pacific Corp.~	1,016,918

4,783	United Parcel Service, Inc. - Class B~	508,050

5,341	United Technologies Corp.~	761,680

2,400	Verisk Analytics, Inc.	338,736

1,043	Wabtec Corp.	77,255

4,594	Waste Management, Inc.	493,120

3,303	Xylem, Inc.~	275,470

		16,791,107

	Information Technology (21.7%)
4,363	Accenture, PLC - Class A	796,989

3,435	Adobe, Inc.#	993,574

17,629	Advanced Micro Devices, Inc.#^	487,089

3,119	Amphenol Corp. - Class A	310,528

34,485	Apple, Inc.~	6,920,105

17,099	Applied Materials, Inc.	753,553

2,023	Autodesk, Inc.#	360,519

4,064	Automatic Data Processing, Inc.	668,081

2,285	Broadcom, Inc.~	727,544

39,416	Cisco Systems, Inc.~	2,205,325

2,674	Citrix Systems, Inc.	269,967

4,871	Cognizant Technology Solutions Corp. - Class A	355,388

4,817	Fiserv, Inc.#^	420,235

4,025	FLIR Systems, Inc.	213,083

1,794	Gartner, Inc.#	285,192

10,007	HP, Inc.	199,640

29,697	Intel Corp.~	1,515,735

4,899	International Business Machines Corp.	687,183

2,050	Intuit, Inc.	514,673

1,821	Jack Henry & Associates, Inc.	271,438

2,036	Lam Research Corp.	422,327

6,432	MasterCard, Inc. - Class A~	1,635,272

13,056	Micron Technology, Inc.#	549,135

55,853	Microsoft Corp.~	7,294,402

5,199	NVIDIA Corp.~	941,019

14,017	Oracle Corp.~	775,561

3,822	Paychex, Inc.	322,233

7,401	PayPal Holdings, Inc.#	834,611

8,576	QUALCOMM, Inc.	738,651

1,849	Red Hat, Inc.#	337,498

6,642	Salesforce.com, Inc.#~	1,098,255

2,605	TE Connectivity, Ltd.	249,168

4,775	Texas Instruments, Inc.	562,638

14,473	Visa, Inc. - Class A~	2,379,795

NUMBER OF SHARES		VALUE

12,248	Western Union Company	$238,101

5,292	Xilinx, Inc.	635,781

		37,970,288

	Materials (2.4%)
4,136	Air Products & Chemicals, Inc.	851,147

1,924	Avery Dennison Corp.	212,891

5,479	Ball Corp.	328,411

6,715	Dow, Inc.#	380,942

20,144	DowDuPont, Inc.~	774,537

18,932	Freeport-McMoRan, Inc.	233,053

3,621	Linde, PLC	652,722

2,986	PPG Industries, Inc.	350,855

1,128	Sherwin-Williams Company	513,048

		4,297,606

	Real Estate (3.0%)
2,053	Alexandria Real Estate Equities, Inc.	292,327

2,580	American Tower Corp.	503,874

4,627	Apartment Investment & Management Company - Class A	228,389

1,886	AvalonBay Communities, Inc.	378,954

2,561	Crown Castle International Corp.	322,122

2,041	Digital Realty Trust, Inc.	240,246

474	Equinix, Inc.	215,528

1,829	Federal Realty Investment Trust	244,812

2,457	Mid-America Apartment Communities, Inc.	268,820

3,537	Prologis, Inc.	271,182

1,351	Public Storage	298,814

4,699	Realty Income Corp.	328,977

3,829	Regency Centers Corp.	257,194

2,836	Simon Property Group, Inc.	492,613

5,945	UDR, Inc.	267,228

4,811	Welltower, Inc.	358,564

8,950	Weyerhaeuser Company	239,860

		5,209,504

	Utilities (3.1%)
14,649	AES Corp.	250,791

5,737	American Electric Power Company, Inc.~	490,800

5,336	CMS Energy Corp.	296,415

4,468	Consolidated Edison, Inc.	384,963

5,284	Dominion Energy, Inc.	411,465

7,309	Duke Energy Corp.	665,996

3,233	Edison International	206,168

3,270	Entergy Corp.	316,863

4,505	Exelon Corp.	229,530

7,400	FirstEnergy Corp.	311,022

88	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

2,938	NextEra Energy, Inc.	$571,265

9,038	NiSource, Inc.	251,076

5,681	Public Service Enterprise Group, Inc.	338,872

8,112	Southern Company	431,720

6,511	Xcel Energy, Inc.	367,871

		5,524,817

	TOTAL COMMON STOCKS (Cost $162,866,548)	176,664,877

EXCHANGE-TRADED FUND (4.4%)
	Other (4.4%)

25,955	SPDR S&P 500 ETF Trust^ (Cost $7,500,993)	7,631,289

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (1.1%)#
	Communication Services (0.0%)
62 586,830	Electronic Arts, Inc. Call, 06/21/19, Strike $105.00	13,082

32 618,880	Facebook, Inc. Put, 06/21/19, Strike $150.00	672

14 518,756	Netflix, Inc. Call, 06/21/19, Strike $370.00	25,410

		39,164

	Consumer Discretionary (0.0%)
2 137,608	Chipotle Mexican Grill, Inc. Put, 06/21/19, Strike $450.00	40

	Health Care (0.0%)
8 117,600	Allergan, PLC Put, 05/17/19, Strike $135.00	812

	Industrials (0.1%)
9 339,921	Boeing Company Call, 05/17/19, Strike $365.00	13,410

51 718,692	United Rentals, Inc. Call, 09/20/19, Strike $130.00	95,370

		108,780

	Information Technology (0.1%)
32 642,144	Apple, Inc. Call, 07/19/19, Strike $190.00	49,120

65 273,390	Micron Technology, Inc. Put, 06/21/19, Strike $35.00	3,023

48 868,800	NVIDIA Corp. Call, 09/20/19, Strike $200.00	48,240

		100,383

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Other (0.9%)
	S&P 500 Index
150 44,187,450	Call, 05/13/19, Strike $2,985.00	$80,250
150 44,187,450	Put, 06/28/19, Strike $2,700.00	180,750
100 29,458,300	Call, 05/20/19, Strike $2,950.00	244,500
100 29,458,300	Call, 05/31/19, Strike $3,000.00	108,500
100 29,458,300	Put, 05/31/19, Strike $2,700.00	47,500
75 22,093,725	Put, 07/31/19, Strike $2,750.00	196,875
75 22,093,725	Put, 12/31/19, Strike $2,850.00	708,000
50 14,729,150	Put, 05/31/19, Strike $2,850.00	67,750
50 14,729,150	Put, 05/31/19, Strike $2,600.00	13,500
20 5,891,660	Put, 12/31/19, Strike $2,700.00	126,100

		1,773,725

	TOTAL PURCHASED OPTIONS (Cost $2,827,929)	2,022,904

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (2.2%)
1,972,869	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	1,973,461

1,972,478	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	1,972,478

	TOTAL SHORT TERM INVESTMENTS (Cost $3,945,939)	3,945,939

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.6%)
6,379,104	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $6,379,104)	6,379,104

TOTAL INVESTMENTS (112.2%) (Cost $183,520,513)		196,644,113

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.6%)		(6,379,104)

LIABILITIES, LESS OTHER ASSETS (-8.6%)		(15,118,638)

NET ASSETS (100.0%)		$175,146,371

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Hedged Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-8.9%)#
	Communication Services (0.0%)
21 101,241	Activision Blizzard, Inc. Put, 05/17/19, Strike $35.00	$(63)

	Electronic Arts, Inc.
62 586,830	Call, 06/21/19, Strike $110.00	(7,409)
31 293,415	Put, 06/21/19, Strike $85.00	(6,185)

70 1,353,800	Facebook, Inc. Put, 06/21/19, Strike $135.00	(525)

28 1,037,512	Netflix, Inc. Call, 06/21/19, Strike $400.00	(17,780)

		(31,962)

	Consumer Discretionary (0.0%)
6 412,824	Chipotle Mexican Grill, Inc. Put, 06/21/19, Strike $410.00	(180)

15 85,815	Foot Locker, Inc. Put, 05/17/19, Strike $45.00	(112)

24 346,680	Wynn Resorts, Ltd. Put, 06/21/19, Strike $100.00	(456)

		(748)

	Health Care (0.0%)
16 235,200	Allergan, PLC Put, 05/17/19, Strike $125.00	(672)

	Industrials (-0.1%)
18 679,842	Boeing Company Call, 05/17/19, Strike $390.00	(4,221)

	United Rentals, Inc.
51 718,692	Call, 09/20/19, Strike $135.00	(80,070)
17 239,564	Put, 09/20/19, Strike $115.00	(5,185)

		(89,476)

	Information Technology (-0.1%)
64 1,284,288	Apple, Inc. Call, 07/19/19, Strike $200.00	(58,720)

130 546,780	Micron Technology, Inc. Put, 06/21/19, Strike $31.00	(1,950)

	NVIDIA Corp.
48 868,800	Call, 09/20/19, Strike $210.00	(34,440)
24 434,400	Put, 09/20/19, Strike $160.00	(18,900)

		(114,010)

	Other (-8.7%)
	S&P 500 Index
185 54,497,855	Call, 12/31/19, Strike $2,500.00	(9,050,200)
170 50,079,110	Put, 12/31/19, Strike $2,500.00	(618,800)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
160 47,133,280	Call, 06/28/19, Strike $2,675.00	$(4,539,200)
100 29,458,300	Call, 12/31/19, Strike $3,000.00	(1,043,000)
75 22,093,725	Put, 07/31/19, Strike $2,500.00	(70,875)

		(15,322,075)

	TOTAL WRITTEN OPTIONS (Premium $9,172,336)	$(15,558,943)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $54,280,964.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

90	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Phineus Long/Short Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (87.7%)
		Communication Services (9.8%)
33,500		Alphabet, Inc. - Class A#~	$40,165,160

221,000		Facebook, Inc. - Class A#~	42,741,400

240,000		Twitter, Inc.#	9,578,400

			92,484,960

		Consumer Discretionary (7.2%)
5,500		Booking Holdings, Inc.#~	10,202,445

129,000		Lowe’s Companies, Inc.~	14,595,060

126,000		McDonald’s Corp.~	24,893,820

696,500		MGM Resorts International~	18,547,795

			68,239,120

		Consumer Staples (2.2%)
199,000		Walmart, Inc.	20,465,160

		Energy (2.2%)
263,000		Exxon Mobil Corp.	21,113,640

		Financials (32.8%)
1,132,000		Bank of America Corp.~	34,616,560

290,000		Cboe Global Markets, Inc.~	29,466,900

345,000		Citigroup, Inc.~	24,391,500

261,000		E*TRADE Financial Corp.~	13,222,260

211,000		Goldman Sachs Group, Inc.~	43,449,120

1,475,000	EUR	ING Groep, NV	18,821,038

265,000		Intercontinental Exchange, Inc.~	21,557,750

333,500		JPMorgan Chase & Company~	38,702,675

913,500		Morgan Stanley~	44,076,375

313,000		SLM Corp.~	3,180,080

1,981,000		UBS Group, AG#~^	26,624,640

277,500		Unum Group~	10,245,300

			308,354,198

		Health Care (12.4%)
205,000		Alexion Pharmaceuticals, Inc.#~	27,906,650

73,500		Humana, Inc.	18,772,635

137,500		Johnson & Johnson~	19,415,000

200,000		Laboratory Corp. of America Holdings#~	31,984,000

211,500		Medtronic, PLC	18,783,315

			116,861,600

		Industrials (15.1%)
316,000		Air Lease Corp.~	12,184,960

448,000		Delta Air Lines, Inc.~	26,113,920

290,500		Emerson Electric Company~	20,622,595

430,000		Fluor Corp.~	17,083,900

119,000		Harris Corp.~	20,051,500

73,500		Honeywell International, Inc.~	12,761,805

2,182		Lyft, Inc. - Class A#^	130,484

NUMBER OF SHARES		VALUE

130,000	Raytheon Company~	$23,086,700

108,500	United Continental Holdings, Inc.#	9,641,310

		141,677,174

	Information Technology (3.7%)
86,000	Fidelity National Information Services, Inc.	9,969,980

404,000	First Solar, Inc.#~^	24,858,120

		34,828,100

	Materials (2.3%)
106,000	Air Products & Chemicals, Inc.~	21,813,740

	TOTAL COMMON STOCKS (Cost $799,087,388)	825,837,692

INVESTMENTS IN AFFILIATED FUND (3.8%)
	Other (3.8%)
3,535,359	Calamos Short-Term Bond Fund - Class I (Cost $35,250,728)	35,636,415

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.3%)#
	Communication Services (0.1%)
2,400 9,578,400	Twitter, Inc. Call, 06/21/19, Strike $40.00	504,000

	Consumer Discretionary (0.0%)
145 27,934,540	Amazon.com, Inc. Call, 05/17/19, Strike $2,000.00	121,800

	Consumer Staples (0.0%)
1,825 18,768,300	Walmart, Inc. Call, 05/31/19, Strike $105.00	260,063

	Health Care (0.0%)
9,200 37,361,200	Pfizer, Inc. Call, 05/17/19, Strike $43.00	23,000

	Industrials (0.0%)
510 9,662,460	Fedex Corp. Put, 05/17/19, Strike $170.00	12,495

	Information Technology (0.0%)
1,900 31,416,500	Salesforce.com, Inc. Put, 05/17/19, Strike $155.00	130,150

	Other (0.2%)
36,500 102,273,000	Financial Select Sector SPDR Fund Put, 05/17/19, Strike $26.00	146,000

6,200 15,921,600	iPath Series B S&P 500 VIX Short-Team Futures ETN Call, 05/17/19, Strike $27.00	558,000

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Phineus Long/Short Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	SPDR S&P 500 ETF Trust
3,500 102,907,000	Put, 05/03/19, Strike $286.00	$33,250
3,500 102,907,000	Put, 05/17/19, Strike $275.00	105,000
3,500 102,907,000	Put, 05/28/19, Strike $290.00	640,500

		1,482,750

	TOTAL PURCHASED OPTIONS (Cost $8,219,237)	2,534,258

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (6.2%)
29,049,003	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	29,057,717

29,031,498	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	29,031,498

	TOTAL SHORT TERM INVESTMENTS (Cost $58,089,215)	58,089,215

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.3%)
5,878,622	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***†	5,878,622

15,795,733	State Street Navigator Securities Lending Government Money Market Portfolio†	15,795,733

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $21,674,355)	21,674,355

TOTAL INVESTMENTS (100.3%) (Cost $922,320,923)		943,771,935

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.3%)		(21,674,355)

OTHER ASSETS, LESS LIABILITIES (2.0%)		19,306,461

NET ASSETS (100.0%)		$941,404,041

NUMBER OF SHARES		VALUE

COMMON STOCK SOLD SHORT (-0.6%)#
	Consumer Discretionary (-0.6%)
(70,000)	CarMax, Inc. (Proceeds $(4,759,899))	(5,450,200)

NUMBER OF SHARES		VALUE

EXCHANGE-TRADED FUNDS SOLD SHORT (-88.9%)#
	Other (-88.9%)
(450,000)	Financial Select Sector SPDR Fund	$(12,609,000)

(520,500)	Industrial Select Sector SPDR Fund	(40,604,205)

(2,558,400)	SPDR S&P 500 ETF Trust	(752,220,768)

(275,000)	VanEck Vectors Semiconductor ETF	(31,968,750)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $767,003,836)	(837,402,723)

TOTAL SECURITIES SOLD SHORT (Proceeds $771,763,735)		(842,852,923)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-0.6%)#
	Communication Services (-0.2%)
	Facebook, Inc.
2,210 42,741,400	Call, 06/21/19, Strike $195.00	(1,419,925)
1,450 28,043,000	Put, 06/21/19, Strike $140.00	(16,675)
690 13,344,600	Call, 07/19/19, Strike $215.00	(130,755)

		(1,567,355)

	Consumer Discretionary (-0.1%)
	Amazon.com, Inc.
145 27,934,540	Call, 06/21/19, Strike $2,000.00	(467,262)
130 25,044,760	Call, 06/21/19, Strike $2,175.00	(51,025)

		(518,287)

	Financials (-0.1%)
3,450 24,391,500	Citigroup, Inc. Call, 06/21/19, Strike $67.50	(1,440,375)

	Health Care (-0.1%)
4,600 18,680,600	Pfizer, Inc. Put, 05/17/19, Strike $42.00	(821,100)

815 18,995,205	Unitedhealth Group, Inc. Put, 06/21/19, Strike $210.00	(162,185)

		(983,285)

	Industrials (0.0%)
510 9,662,460	Fedex Corp. Call, 06/21/19, Strike $190.00	(334,050)

	Information Technology (0.0%)
1,900 31,416,500	Salesforce.com, Inc. Put, 06/21/19, Strike $135.00	(134,900)

	Other (-0.1%)
18,500 51,837,000	Financial Select Sector SPDR Fund Put, 06/28/19, Strike $24.00	(138,750)

92	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Phineus Long/Short Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	SPDR S&P 500 ETF Trust
5,250 154,360,500	Put, 06/28/19, Strike $270.00	$(651,000)
3,500 102,907,000	Put, 05/03/19, Strike $270.00	(5,250)
3,500 102,907,000	Put, 06/28/19, Strike $250.00	(175,000)
3,500 102,907,000	Put, 06/28/19, Strike $240.00	(119,000)

		(1,089,000)

	TOTAL WRITTEN OPTIONS (Premium $5,165,649)	$(6,067,252)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $390,102,217.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	93

Convertible Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (79.5%)
	Communication Services (7.2%)
8,900,000	GCI Liberty, Inc.* 1.750%, 09/30/46	$10,058,869

	Liberty Media Corp.
8,380,000	1.375%, 10/15/23	9,783,524
7,200,000	2.250%, 09/30/46	3,728,520
1,750,000	2.250%, 12/01/48*^	1,976,546

3,250,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	3,156,384

6,250,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	7,501,250

13,935,000	Twitter, Inc.* 0.250%, 06/15/24	14,058,464

		50,263,557

	Consumer Discretionary (8.3%)
8,750,000	Booking Holdings, Inc. 0.350%, 06/15/20	12,511,056

4,250,000	Caesars Entertainment Corp. 5.000%, 10/01/24	6,298,033

2,343,000	Chegg, Inc.* 0.125%, 03/15/25	2,244,781

11,500,000	DISH Network Corp. 3.375%, 08/15/26	10,557,862

3,800,000	Guess, Inc.*^ 2.000%, 04/15/24	3,973,983

5,250,000	NIO, Inc.* 4.500%, 02/01/24	4,035,938

3,150,000	Quotient Technology, Inc. 1.750%, 12/01/22	2,933,894

2,500,000	RH 0.000%, 07/15/20	2,774,063

13,000,000	Tesla, Inc.^ 1.250%, 03/01/21	12,785,695

		58,115,305

	Energy (4.2%)
2,200,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	2,504,579

4,631,000	Oil States International, Inc. 1.500%, 02/15/23	4,175,634

5,750,000	PDC Energy, Inc. 1.125%, 09/15/21	5,464,196

5,750,000	SM Energy Company 1.500%, 07/01/21	5,350,087

5,600,000	TOTAL, SA 0.500%, 12/02/22	5,965,848

5,380,000	Transocean, Inc.^ 0.500%, 01/30/23	5,779,008

		29,239,352

PRINCIPAL AMOUNT		VALUE

	Financials (4.7%)
7,000,000	Ares Capital Corp.^ 4.625%, 03/01/24	$7,094,605

4,765,000	Hope Bancorp, Inc.* 2.000%, 05/15/38	4,316,137

2,982,000	IAC FinanceCo, Inc.* 0.875%, 10/01/22	4,630,077

6,300,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	7,401,177

6,250,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	6,306,125

3,000,000	Starwood Property Trust, Inc. 4.375%, 04/01/23	3,005,460

		32,753,581

	Health Care (14.3%)
9,500,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	10,676,860

6,250,000	CONMED Corp.* 2.625%, 02/01/24	6,875,969

7,631,000	DexCom, Inc.* 0.750%, 12/01/23	7,964,818

3,500,000	Evolent Health, Inc.* 1.500%, 10/15/25	2,868,250

6,750,000	Exact Sciences Corp.^ 0.375%, 03/15/27	7,579,507

2,400,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	2,029,764

4,750,000	Illumina, Inc.^ 0.500%, 06/15/21	6,503,937

	Innoviva, Inc.
3,250,000	2.125%, 01/15/23	3,344,315
477,000	2.500%, 08/15/25	512,112

1,500,000	Insmed, Inc.^ 1.750%, 01/15/25	1,562,273

6,000,000	Insulet Corp.* 1.375%, 11/15/24	6,823,410

5,250,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	6,751,054

5,540,000	Jazz Investments I, Ltd. 1.875%, 08/15/21	5,514,544

1,100,000	Medicines Company^ 2.500%, 01/15/22	1,198,318

2,740,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	3,318,852

2,575,000	NuVasive, Inc. 2.250%, 03/15/21	2,950,010

3,000,000	Pacira BioSciences, Inc.^ 2.375%, 04/01/22	3,005,805

2,000,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	3,518,320

2,652,000	Supernus Pharmaceuticals, Inc.^ 0.625%, 04/01/23	2,679,475

94	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

3,700,000	Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	$3,859,674

3,250,000	Teladoc Health, Inc.*^ 1.375%, 05/15/25	4,355,325

6,000,000	Wright Medical Group, Inc.*^ 1.625%, 06/15/23	6,531,510

		100,424,102

	Industrials (3.2%)
3,500,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	3,506,037

3,250,000	Atlas Air Worldwide Holdings, Inc.^ 2.250%, 06/01/22	3,365,229

5,652,000	Fortive Corp.*^ 0.875%, 02/15/22	5,983,914

2,501,000	FTI Consulting, Inc.* 2.000%, 08/15/23	2,687,925

4,500,000	Greenbrier Companies, Inc.^ 2.875%, 02/01/24	4,519,530

2,750,000	Meritor, Inc.^ 3.250%, 10/15/37	2,825,061

		22,887,696

	Information Technology (34.7%)
6,350,000	8x8, Inc.* 0.500%, 02/01/24	7,154,354

2,000,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	7,065,470

6,004,000	Akamai Technologies, Inc.*^ 0.125%, 05/01/25	6,354,333

6,900,000	DocuSign, Inc.*^ 0.500%, 09/15/23	7,420,156

	Envestnet, Inc.
3,285,000	1.750%, 06/01/23*	3,959,394
2,750,000	1.750%, 12/15/19	3,235,678

3,180,000	Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	3,563,603

3,250,000	FireEye, Inc.*^ 0.875%, 06/01/24	3,274,489

6,000,000	Guidewire Software, Inc. 1.250%, 03/15/25	6,862,680

5,400,000	II-VI, Inc. 0.250%, 09/01/22	5,907,600

6,100,000	Inphi Corp. 0.750%, 09/01/21	6,477,804

4,250,000	Intel Corp. 3.250%, 08/01/39	10,627,869

3,750,000	LivePerson, Inc.* 0.750%, 03/01/24	3,882,731

3,750,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	4,677,319

15,250,000	Microchip Technology, Inc. 1.625%, 02/15/27	19,779,631

7,700,000	New Relic, Inc.*^ 0.500%, 05/01/23	8,979,047

PRINCIPAL AMOUNT		VALUE

9,150,000	NXP Semiconductors, NV 1.000%, 12/01/19	$10,119,442

	ON Semiconductor Corp.
5,800,000	1.000%, 12/01/20	7,777,278
3,000,000	1.625%, 10/15/23^	3,948,360

3,250,000	OSI Systems, Inc. 1.250%, 09/01/22	3,371,973

16,750,000	Palo Alto Networks, Inc.* 0.750%, 07/01/23	18,989,642

1,764,000	Pluralsight, Inc.* 0.375%, 03/01/24	2,016,737

3,350,000	Pure Storage, Inc. 0.125%, 04/15/23	3,709,690

1,654,000	Q2 Holdings, Inc. 0.750%, 02/15/23	2,322,034

1,906,000	Rapid7, Inc.* 1.250%, 08/01/23	2,760,298

2,000,000	RealPage, Inc. 1.500%, 11/15/22	3,269,470

2,500,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	3,184,638

13,870,000	Splunk, Inc.*^ 1.125%, 09/15/25	16,100,851

8,000,000	Square, Inc.*^ 0.500%, 05/15/23	9,519,560

2,620,000	Synaptics, Inc. 0.500%, 06/15/22	2,393,436

2,500,000	Twilio, Inc.* 0.250%, 06/01/23	5,043,825

5,500,000	Viavi Solutions, Inc.^ 1.000%, 03/01/24	6,437,750

6,700,000	Wix.com, Ltd.*^ 0.000%, 07/01/23	7,872,098

9,500,000	Workday, Inc. 0.250%, 10/01/22	14,105,457

7,500,000	Zendesk, Inc. 0.250%, 03/15/23	11,332,500

		243,497,197

	Materials (0.5%)
3,450,000	Royal Gold, Inc. 2.875%, 06/15/19	3,450,276

	Real Estate (1.9%)
3,100,000	Empire State Realty OP, LP* 2.625%, 08/15/19	3,092,095

3,000,000	Extra Space Storage, LP* 3.125%, 10/01/35	3,510,285

6,000,000	IH Merger Sub, LLC 3.500%, 01/15/22	6,968,850

		13,571,230

See accompanying Notes to Schedule of Investments	www.calamos.com	95

Convertible Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Utilities (0.5%)
3,250,000	NRG Energy, Inc.* 2.750%, 06/01/48	$3,655,161

	TOTAL CONVERTIBLE BONDS (Cost $520,364,557)	557,857,457

SYNTHETIC CONVERTIBLE SECURITIES (2.4%)¤
U.S. Government and Agency Securities (1.8%)
	United States Treasury Note
6,200,000	2.500%, 06/30/20	6,209,518
6,000,000	2.375%, 03/15/21	6,009,922

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	12,219,440

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Options (0.6%)#
	Consumer Discretionary (0.1%)
42 8,091,384	Amazon.com, Inc. Call, 01/17/20, Strike $1,900.00	828,345

	Financials (0.2%)
4,400 20,930,800	American International Group, Inc. Call, 06/21/19, Strike $45.00	1,496,000

	Industrials (0.1%)
690 10,115,400	Stanley Black & Decker, Inc. Call, 01/17/20, Strike $145.00	931,500

	Information Technology (0.2%)
370 7,674,910	Lam Research Corp. Call, 01/17/20, Strike $190.00	1,185,850

	TOTAL PURCHASED OPTIONS	4,441,695

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $15,126,665)	16,661,135

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (14.9%)
	Communication Services (0.5%)
17,400	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	3,611,875

	Financials (5.2%)
30,400	Assurant, Inc. 6.500%, 03/15/21	3,161,904

10,300	Bank of America Corp. 7.250%, 05/01/21	13,601,253

15,570	Virtus Investment Partners, Inc. 7.250%, 02/01/20	1,606,980

NUMBER OF SHARES		VALUE

13,900	Wells Fargo & Company 7.500%, 11/01/24	$18,173,416

		36,543,553

	Health Care (1.8%)
90,500	Becton Dickinson and Company 6.125%, 05/01/20	5,385,655

6,755	Danaher Corp. 4.750%, 04/15/22	7,116,392

		12,502,047

	Industrials (1.5%)
6,050	Fortive Corp. 5.000%, 07/01/21	6,530,612

65,400	Rexnord Corp. 5.750%, 11/15/19	3,835,710

		10,366,322

	Materials (0.4%)
60,662	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	3,180,509

	Real Estate (1.0%)
6,200	Crown Castle International Corp. 6.875%, 08/01/20	7,154,738

	Utilities (4.5%)
135,685	American Electric Power Company, Inc. 6.125%, 03/15/22	7,052,906

69,600	Aqua America, Inc. 6.000%, 04/30/22	3,798,768

120,925	DTE Energy Company 6.500%, 10/01/19	6,748,824

113,345	NextEra Energy, Inc. 6.123%, 09/01/19	7,072,728

	Sempra Energy
33,430	6.750%, 07/15/21	3,594,728
30,000	6.000%, 01/15/21	3,206,700

		31,474,654

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $96,564,428)	104,833,698

COMMON STOCK (0.9%)
	Health Care (0.9%)
24,945	Anthem, Inc. (Cost $5,882,661)	6,561,283

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTION (0.1%)#
	Consumer Discretionary (0.1%)
56 10,387,944	Booking Holdings, Inc. Put, 06/21/19, Strike $1,870.00 (Cost $740,807)	467,040

96	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (2.1%)
7,357,656	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	$7,359,863

7,309,470	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	7,309,470

	TOTAL SHORT TERM INVESTMENTS (Cost $14,669,335)	14,669,333

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (9.3%)
26,430,753	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***†	26,430,753

38,997,010	State Street Navigator Securities Lending Government Money Market Portfolio†	38,997,010

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $65,427,763)	65,427,763

TOTAL INVESTMENTS (109.2%) (Cost $718,776,216)		766,477,709

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.3%)		(65,427,763)

OTHER ASSETS, LESS LIABILITIES (0.1%)		860,220

NET ASSETS (100.0%)		$701,910,166

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTION (0.0%)#
	Consumer Discretionary (0.0%)
56 10,387,944	Booking Holdings, Inc. Put, 06/21/19, Strike $1,650.00 (Premium $331,669)	(96,600)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Hong Kong Dollar	07/25/19	2,295,000	$292,929	$(74)

Bank of New York	European Monetary Unit	07/25/19	114,000	128,778	(401)

					$(475)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Hong Kong Dollar	07/25/19	2,668,000	$340,538	$150

Northern Trust Company	European Monetary Unit	07/25/19	1,920,000	2,168,893	22,228

Northern Trust Company	Hong Kong Dollar	07/25/19	36,699,000	4,684,185	4,684

					$27,062

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	97

Global Convertible Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (70.7%)
		Communication Services (4.9%)
600,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	$738,207

		CyberAgent, Inc.
50,000,000	JPY	0.000%, 02/17/23	476,487
50,000,000	JPY	0.000%, 02/19/25	482,373

1,755,000		GCI Liberty, Inc.* 1.750%, 09/30/46	1,983,519

710,000		Liberty Media Corp. 1.375%, 10/15/23	828,914

665,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	645,845

750,000		Momo, Inc.* 1.250%, 07/01/25	702,461

680,000		Twitter, Inc.* 0.250%, 06/15/24	686,025

			6,543,831

		Consumer Discretionary (8.7%)
		Ctrip.com International, Ltd.
1,860,000		1.250%, 09/15/22^	1,901,664
660,000		1.000%, 07/01/20	678,562

1,155,000		DISH Network Corp. 3.375%, 08/15/26	1,060,377

665,000		Guess, Inc.* 2.000%, 04/15/24	695,447

70,000,000	JPY	HIS Company, Ltd. 0.000%, 08/30/19	629,123

50,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	445,399

405,000		Liberty Expedia Holdings, Inc.*^ 1.000%, 06/30/47	407,383

1,220,000		NIO, Inc.* 4.500%, 02/01/24	937,875

630,000		Quotient Technology, Inc. 1.750%, 12/01/22	586,779

650,000		RH* 0.000%, 06/15/23	567,957

416,000	EUR	SEB, SA 0.000%, 11/17/21	929,640

270,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	276,055

900,000	EUR	Steinhoff Finance Holding GmbH@ 1.250%, 10/21/23	455,253

		Tesla, Inc.
1,278,000		1.250%, 03/01/21	1,256,932
934,000		2.375%, 03/15/22	960,255

			11,788,701

PRINCIPAL AMOUNT			VALUE

		Consumer Staples (2.7%)
3,800,000		Carrefour, SA 0.000%, 03/27/24	$3,668,216

		Energy (4.5%)
390,000		Nabors Industries, Inc. 0.750%, 01/15/24	284,382

430,000		SM Energy Company 1.500%, 07/01/21	400,094

4,200,000		TOTAL, SA 0.500%, 12/02/22	4,474,386

800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	961,124

			6,119,986

		Financials (7.4%)
92,000,000	JPY	AEON Financial Service Company, Ltd. 0.000%, 09/13/19	831,725

2,300,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	2,741,311

2,400,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,554,436

1,699,500	EUR	Credit Agricole, SA 0.000%, 10/03/19	1,452,627

700,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	787,857

900,000	EUR	LEG Immobilien, AG 0.875%, 09/01/25	1,157,672

50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	452,251

			9,977,879

		Health Care (8.6%)
1,100,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	942,840

1,230,000		BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	1,382,372

651,000		DexCom, Inc.* 0.750%, 12/01/23	679,478

1,100,000	EUR	Fresenius, SE & Company KGaA 0.000%, 09/24/19	1,330,494

500,000	EUR	GN Store Nord, A/S 0.000%, 05/31/22	760,134

590,000		Illumina, Inc. 0.000%, 06/15/19	722,464

252,000		Innoviva, Inc. 2.500%, 08/15/25	270,550

515,000		Insulet Corp.* 1.375%, 11/15/24	585,676

525,000		Neurocrine Biosciences, Inc. 2.250%, 05/15/24	635,911

765,000		NuVasive, Inc. 2.250%, 03/15/21	876,411

98	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT			VALUE

595,000		Pacira BioSciences, Inc. 2.375%, 04/01/22	$596,151

130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	1,264,353

630,000		Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	657,188

627,000		Teladoc Health, Inc.*^ 1.375%, 05/15/25	840,243

			11,544,265

		Industrials (6.4%)
130,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	1,182,464

546,000		Fortive Corp.*^ 0.875%, 02/15/22	578,064

670,000		Greenbrier Companies, Inc. 2.875%, 02/01/24	672,908

60,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	551,273

120,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/19	1,075,195

1,915,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	1,902,658

60,000,000	JPY	Nippon Flour Mills Company, Ltd. 0.000%, 06/20/25	549,130

400,000	EUR	Symrise, AG 0.238%, 06/20/24	519,075

1,400,000		Vinci, SA 0.375%, 02/16/22	1,591,646

			8,622,413

		Information Technology (21.9%)
1,205,000		8x8, Inc.* 0.500%, 02/01/24	1,357,637

1,310,000		Akamai Technologies, Inc.* 0.125%, 05/01/25	1,386,439

274,000		Coupa Software, Inc.* 0.375%, 01/15/23	644,980

660,000		DocuSign, Inc.* 0.500%, 09/15/23	709,754

152,000		Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	170,336

		FireEye, Inc.
330,000		1.625%, 06/01/35	310,236
183,000		1.000%, 06/01/35	178,407

455,000		II-VI, Inc. 0.250%, 09/01/22	497,770

385,000		Inphi Corp. 0.750%, 09/01/21	408,845

1,200,000		Lenovo Group, Ltd. 3.375%, 01/24/24	1,407,828

570,000		Lumentum Holdings, Inc.^ 0.250%, 03/15/24	710,952

PRINCIPAL AMOUNT			VALUE

1,410,000		Microchip Technology, Inc. 1.625%, 02/15/27	$1,828,805

291,000		Micron Technology, Inc.~ 2.125%, 02/15/33	1,121,412

619,000		New Relic, Inc.* 0.500%, 05/01/23	721,822

1,848,000		NXP Semiconductors, NV 1.000%, 12/01/19	2,043,796

351,000		Okta, Inc. 0.250%, 02/15/23	778,479

380,000		ON Semiconductor Corp. 1.000%, 12/01/20	509,546

650,000		Palo Alto Networks, Inc.* 0.750%, 07/01/23	736,912

305,000		Pluralsight, Inc.* 0.375%, 03/01/24	348,699

457,000		Q2 Holdings, Inc. 0.750%, 02/15/23	641,578

430,000		Silicon Laboratories, Inc. 1.375%, 03/01/22	547,758

550,000	EUR	SOITEC 0.000%, 06/28/23	719,659

1,430,000		Splunk, Inc.* 1.125%, 09/15/25	1,660,001

1,270,000		Square, Inc.* 0.500%, 05/15/23	1,511,230

1,000,000		STMicroelectronics, NV 0.000%, 07/03/22	1,136,825

221,000		Synaptics, Inc. 0.500%, 06/15/22	201,889

359,000		Twilio, Inc.* 0.250%, 06/01/23	724,293

385,000		Veeco Instruments, Inc. 2.700%, 01/15/23	334,684

843,000		Weibo Corp. 1.250%, 11/15/22	804,091

650,000		Wix.com, Ltd.*^ 0.000%, 07/01/23	763,711

1,645,000		Workday, Inc. 0.250%, 10/01/22	2,442,471

1,215,000		Xero Investments, Ltd. 2.375%, 10/04/23	1,264,821

610,000		Zendesk, Inc. 0.250%, 03/15/23	921,710

			29,547,376

		Materials (3.0%)
3,250,000		BASF, SE 0.925%, 03/09/23	3,055,049

300,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	413,394

600,000		LG Chem, Ltd. 0.000%, 04/16/21	599,526

			4,067,969

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Global Convertible Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT			VALUE

		Real Estate (2.6%)

1,900,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	$2,272,329

488,000		IH Merger Sub, LLC 3.000%, 07/01/19	658,510

60,000,000	JPY	Relo Group, Inc. 0.000%, 03/22/21	591,581

			3,522,420

		TOTAL CONVERTIBLE BONDS (Cost $97,180,435)	95,403,056

SYNTHETIC CONVERTIBLE SECURITIES (10.7%)¤
Corporate Bonds (1.6%)
		Communication Services (0.2%)
273,000		Sprint Corp. 7.250%, 09/15/21	286,366

		Consumer Discretionary (0.5%)
595,000		Lennar Corp. 6.625%, 05/01/20	616,977

115,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	115,270

			732,247

		Financials (0.4%)
450,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust 5.000%, 10/01/21	467,975

		Health Care (0.5%)
600,000		HCA Healthcare, Inc. 6.250%, 02/15/21	630,066

		TOTAL CORPORATE BONDS	2,116,654

U.S. Government and Agency Securities (8.4%)
		United States Treasury Note
4,441,000		1.875%, 05/31/22	4,393,114
3,549,000		1.000%, 06/30/19	3,540,504
3,505,000		1.750%, 10/31/20	3,476,232

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	11,409,850

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Purchased Options (0.7%)#
		Consumer Discretionary (0.6%)
		Alibaba Group Holding, Ltd.
166 3,080,462		Call, 06/21/19, Strike $185.00	149,400
93 1,725,801		Call, 06/21/19, Strike $175.00	140,662

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Booking Holdings, Inc.
17 3,153,483		Call, 01/17/20, Strike $1,920.00	$247,435
16 2,967,984		Call, 06/21/19, Strike $1,750.00	236,720

			774,217

		Industrials (0.1%)

187 2,279,156	EUR	Airbus, SE Call, 06/21/19, Strike 115.00	173,245

		TOTAL PURCHASED OPTIONS	947,462

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $14,485,421)	14,473,966

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (10.9%)
		Communication Services (0.6%)
3,926		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	814,955

		Financials (6.4%)
6,030		Assurant, Inc. 6.500%, 03/15/21	627,180

2,487		Bank of America Corp. 7.250%, 12/31/49	3,284,108

13,755		Virtus Investment Partners, Inc. 7.250%, 02/01/20	1,419,654

2,530		Wells Fargo & Company 7.500%, 12/31/49	3,307,823

			8,638,765

		Health Care (1.0%)
1,295		Danaher Corp. 4.750%, 04/15/22	1,364,283

		Real Estate (0.4%)
425		Crown Castle International Corp. 6.875%, 08/01/20	490,446

		Utilities (2.5%)
12,955		American Electric Power Company, Inc. 6.125%, 03/15/22	673,401

13,215		Aqua America, Inc. 6.000%, 04/30/22	721,275

10,385		DTE Energy Company 6.500%, 10/01/19	579,587

		Sempra Energy
6,535		6.750%, 07/15/21	702,708
6,415		6.000%, 01/15/21	685,699

			3,362,670

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $13,573,325)	14,671,119

100	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (2.3%)
	Energy (1.9%)
39,301	Hess Corp.	$2,519,980

	Information Technology (0.4%)
5,535	Citrix Systems, Inc.	558,814

	TOTAL COMMON STOCKS (Cost $2,794,675)	3,078,794

SHORT TERM INVESTMENTS (5.1%)
3,414,450	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	3,415,474

3,414,172	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	3,414,172

	TOTAL SHORT TERM INVESTMENTS (Cost $6,829,646)	6,829,646

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.0%)
5,474,323	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $5,474,323)	5,474,323

	TOTAL INVESTMENTS (103.7%) (Cost $140,337,825)	139,930,904

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.0%)		(5,474,323)

OTHER ASSETS, LESS LIABILITIES (0.3%)		520,722

NET ASSETS (100.0%)		$134,977,303

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $15,415.
¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit

JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$113,451,377	81.1%
European Monetary Unit	17,948,173	12.8%

Japanese Yen	8,531,354	6.1%
Total Investments	$139,930,904	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	101

Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (91.4%)
	Communication Services (14.7%)
73,000	Alphabet, Inc. - Class A#~	$87,524,080

22,000	Altice USA, Inc. - Class A	518,320

415,000	Comcast Corp. - Class A~	18,064,950

368,000	Facebook, Inc. - Class A#~	71,171,200

36,000	Gray Television, Inc.#	843,480

44,700	Netflix, Inc.#~	16,563,138

146,000	Twitter, Inc.#	5,826,860

121,900	Walt Disney Company	16,696,643

		217,208,671

	Consumer Discretionary (15.1%)
43,000	Amazon.com, Inc.#~	82,840,360

7,600	Booking Holdings, Inc.#	14,097,924

17,000	Boyd Gaming Corp.	489,260

119,500	CarMax, Inc.#^	9,304,270

5,640	Etsy, Inc.#	380,926

74,000	Home Depot, Inc.	15,073,800

195,500	Lowe’s Companies, Inc.	22,118,870

120,500	Lululemon Athletica, Inc.#	21,250,175

116,500	McDonald’s Corp.~	23,016,905

708,500	MGM Resorts International~	18,867,355

15,000	Rent-A-Center, Inc.#	373,950

123,500	Royal Caribbean Cruises, Ltd.	14,936,090

		222,749,885

	Consumer Staples (2.6%)
72,000	Constellation Brands, Inc. - Class A	15,240,240

7,100	Lamb Weston Holdings, Inc.	497,355

214,500	Walmart, Inc.	22,059,180

		37,796,775

	Energy (1.0%)
182,500	Exxon Mobil Corp.~	14,651,100

10,000	Hess Midstream Partners, LP	221,000

21,000	ProPetro Holding Corp.#	464,730

		15,336,830

	Financials (7.0%)
20,700	Arch Capital Group, Ltd.#	699,246

36,000	Ares Capital Corp.^	648,000

258,000	Cboe Global Markets, Inc.	26,215,380

5,000	Cincinnati Financial Corp.	480,900

18,500	Citizens Financial Group, Inc.	669,700

1,280	Credit Acceptance Corp.#^	635,162

59,500	E*TRADE Financial Corp.~	3,014,270

13,900	Essent Group, Ltd.#	659,555

47,000	First BanCorp	531,100

6,000	First Republic Bank	633,720

NUMBER OF SHARES			VALUE

13,000		Fulton Financial Corp.	$224,250

86,500		Goldman Sachs Group, Inc.	17,812,080

115,000		Green Dot Corp. - Class A#	7,333,550

12,500		Hartford Financial Services Group, Inc.	653,875

11,000		Houlihan Lokey, Inc.	542,520

7,600		IBERIABANK Corp.	604,200

277,000		Intercontinental Exchange, Inc.~	22,533,950

9,000		Lincoln National Corp.	600,480

8,090		LPL Financial Holdings, Inc.	599,388

46,200		MGIC Investment Corp.#	676,368
25,620		NMI Holdings, Inc. - Class A#	719,409

54,300		SLM Corp.	551,688

1,200		SVB Financial Group#	302,064

12,500		Synchrony Financial	433,375

7,000		TriCo Bancshares	279,370

267,500		US Bancorp~	14,263,100

8,300		Webster Financial Corp.	440,979

			102,757,679

		Health Care (15.8%)
205,500		Alexion Pharmaceuticals, Inc.#~	27,974,715

446,500		Baxter International, Inc.	34,067,950

4,500		BioTelemetry, Inc.#	244,800

11,500		Bruker Corp.	443,900

900		Chemed Corp.	294,102

2,000		DexCom, Inc.#	242,140

37,500		Edwards Lifesciences Corp.#	6,602,625

25,300		Exelixis, Inc.#	497,398

5,840		Genomic Health, Inc.#^	375,687

10,500		HMS Holdings Corp.#	319,515

13,000		Horizon Pharma, PLC#	331,890

105,000		Humana, Inc.	26,818,050

3,000		Ionis Pharmaceuticals, Inc.#	222,990

152,500		Johnson & Johnson~	21,533,000

160,000		Laboratory Corp. of America Holdings#~	25,587,200

15,000		Lantheus Holdings, Inc.#	362,400

278,500		Medtronic, PLC	24,733,585

174,000		Merck & Company, Inc.	13,695,540

8,000		Pacira BioSciences, Inc.#	318,560

650,000		Pfizer, Inc.~	26,396,500

92,000		UnitedHealth Group, Inc.~	21,442,440

3,600		Universal Health Services, Inc. - Class B	456,732

3,200		Veeva Systems, Inc., Class A#	447,584

			233,409,303

		Industrials (13.2%)
15,000	CAD	Aecon Group, Inc.	214,414

102	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

404,000		Air Lease Corp.~	$15,578,240

12,300		Allison Transmission Holdings, Inc.	576,378

26,000		Atkore International Group, Inc.#	643,760

56,500		Boeing Company	21,339,485

366,500		Delta Air Lines, Inc.~	21,363,285

223,500		Emerson Electric Company	15,866,265

10,730		Generac Holdings, Inc.#	590,043

167,000		Harris Corp.	28,139,500

8,000		Herman Miller, Inc.	310,560

108,500		Honeywell International, Inc.	18,838,855

5,000		Hubbell, Inc.	638,000

59,500		Lyft, Inc. - Class A#^	3,558,100

7,600		Oshkosh Corp.	627,684

146,500		Raytheon Company~	26,016,935

12,000		Rush Enterprises Inc - Class A	508,920

246,500		TransUnion~	17,168,725

12,000		Triton International Ltd/Bermuda	395,400

80,000		United Continental Holdings, Inc.#	7,108,800

142,000		Waste Management, Inc.	15,242,280

22,000		ZTO Express Cayman, Inc.	438,460

			195,164,089

		Information Technology (20.4%)
8,030		Akamai Technologies, Inc.#	642,882

3,600		Ansys, Inc.#	704,880

11,180		Booz Allen Hamilton Holding Corp.	662,862

2,600		CACI International, Inc. - Class A#	506,844

12,500		Cadence Design Systems, Inc.#	867,250

6,300		CDW Corp.	665,280

600	CAD	Constellation Software, Inc.	529,404

3,710		CyberArk Software, Ltd.#	478,330

2,800		EPAM Systems, Inc.#	502,208

2,920		Euronet Worldwide, Inc.#^	437,679

25,000		EVERTEC, Inc.	782,750

242,000		Fidelity National Information Services, Inc.	28,055,060

269,500		First Solar, Inc.#^	16,582,335

3,180		Fortinet, Inc.#	297,076

18,800		Genpact, Ltd.	682,440

15,000		KBR, Inc.	333,300

791,000		Microsoft Corp.~	103,304,600

38,000		NVIDIA Corp.	6,878,000

29,600		ON Semiconductor Corp.#	682,576

171,000		PayPal Holdings, Inc.#	19,283,670

209,400		RealPage, Inc.#^	13,654,974

107,500		Salesforce.com, Inc.#~	17,775,125

3,500		Tech Data Corp.#	373,135

15,000		Teradyne, Inc.	735,000

NUMBER OF SHARES		VALUE

112,500	Twilio, Inc. - Class A#^	$15,428,250

7,000	Verint Systems, Inc.#	422,730

273,000	Visa, Inc. - Class A~	44,889,390

42,000	Worldpay, Inc. - Class A#	4,922,820

3,940	Zebra Technologies Corp. - Class A#	831,891

218,000	Zendesk, Inc.#	19,136,040

		301,048,781

	Materials (1.6%)
113,000	Air Products & Chemicals, Inc.	23,254,270

2,600	Ingevity Corp.#	299,026

		23,553,296

	Real Estate (0.0%)
5,600	Marcus & Millichap, Inc.#	241,360

	TOTAL COMMON STOCKS (Cost $986,181,584)	1,349,266,669

EXCHANGE-TRADED FUNDS (0.1%)
	Other (0.1%)
7,000	iShares Russell Mid-Cap Growth ETF	991,200

16,270	iShares U.S. Real Estate ETF^	1,415,490

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,268,306)	2,406,690

INVESTMENTS IN AFFILIATED FUND (0.4%)
	Other (0.4%)
555,115	Calamos Short-Term Bond Fund - Class I (Cost $5,540,119)	5,595,561

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.1%)#
	Consumer Discretionary (0.0%)
165	Amazon.com, Inc.
31,787,580	Call, 05/17/19, Strike $2,000.00	138,600

	Consumer Staples (0.0%)
1,325	Walmart, Inc.
13,626,300	Call, 05/31/19, Strike $105.00	188,812

	Information Technology (0.0%)
1,075	Salesforce.com, Inc.
17,775,125	Put, 05/17/19, Strike $155.00	73,638

	Other (0.1%)
5,000	SPDR S&P 500 ETF Trust
147,010,000	Put, 05/28/19, Strike $290.00	915,000

	TOTAL PURCHASED OPTIONS (Cost $2,127,397)	1,316,050

See accompanying Notes to Schedule of Investments	www.calamos.com	103

Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (7.9%)
58,068,845	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	$58,086,266

58,056,952	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	58,056,952

	TOTAL SHORT TERM INVESTMENTS (Cost $116,147,426)	116,143,218

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.2%)
8,440,660	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***†	8,440,660

24,518,050	State Street Navigator Securities Lending Government Money Market Portfolio†	24,518,050

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $32,958,710)	32,958,710

TOTAL INVESTMENTS (102.1%) (Cost $1,145,223,542)		1,507,686,898

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.2%)		(32,958,710)

OTHER ASSETS, LESS LIABILITIES (0.1%)		1,441,605

NET ASSETS (100.0%)		$1,476,169,793

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-0.2%)#
	Communication Services (-0.1%)
	Facebook, Inc.
1,467 28,371,780	Call, 06/21/19, Strike $200.00	(619,808)
1,100 21,274,000	Put, 06/21/19, Strike $140.00	(12,650)
733 14,176,220	Call, 07/19/19, Strike $215.00	(138,903)

		(771,361)

	Consumer Discretionary (0.0%)
	Amazon.com, Inc.
165 31,787,580	Call, 06/21/19, Strike $2,175.00	(64,762)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
165 31,787,580	Call, 06/21/19, Strike $2,000.00	$(531,713)

		(596,475)

	Information Technology (0.0%)
130 2,353,000	NVIDIA Corp. Call, 05/17/19, Strike $160.00	(296,725)

1,075 17,775,125	Salesforce.com, Inc. Put, 06/21/19, Strike $135.00	(76,325)

		(373,050)

	Other (-0.1%)
9,000 70,209,000	Industrial Select Sector SPDR Fund Put, 06/21/19, Strike $65.00	(90,000)

7,500 220,515,000	SPDR S&P 500 ETF Trust Put, 06/28/19, Strike $270.00	(930,000)

		(1,020,000)

	TOTAL WRITTEN OPTIONS (Premium $2,839,473)	$(2,760,886)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $62,612,046.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

FOREIGN CURRENCY ABBREVIATION

CAD	Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

104	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (14.8%)
	Communication Services (2.1%)
6,600,000	GCI Liberty, Inc.* 1.750%, 09/30/46	$7,459,386

	Liberty Media Corp.
9,685,000	2.250%, 09/30/46	5,015,377
6,963,000	1.375%, 10/15/23	8,129,198

5,125,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	4,977,374

8,050,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	9,661,610

2,090,000	Live Nation Entertainment, Inc.^ 2.500%, 03/15/23	2,462,804

5,150,000	Twitter, Inc.*^ 0.250%, 06/15/24	5,195,629

		42,901,378

	Consumer Discretionary (1.6%)
7,300,000	Booking Holdings, Inc. 0.350%, 06/15/20	10,437,796

1,856,000	Chegg, Inc.*^ 0.125%, 03/15/25	1,778,196

	Ctrip.com International, Ltd.
2,130,000	1.000%, 07/01/20	2,189,906
2,010,000	1.990%, 07/01/25^	2,255,019

2,150,000	DISH Network Corp. 3.375%, 08/15/26	1,973,861

3,025,000	Guess, Inc.*^ 2.000%, 04/15/24	3,163,500

5,200,000	RH* 0.000%, 06/15/23	4,543,656

5,885,000	Tesla, Inc. 1.250%, 03/01/21	5,787,986

		32,129,920

	Energy (0.3%)
1,593,000	Oil States International, Inc. 1.500%, 02/15/23	1,436,360

5,000,000	TOTAL, SA 0.500%, 12/02/22	5,326,650

		6,763,010

	Financials (0.8%)
3,950,000	Ares Capital Corp.^ 4.625%, 03/01/24	4,003,384

6,600,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	7,753,614

4,000,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	4,035,920

		15,792,918

PRINCIPAL AMOUNT		VALUE

	Health Care (2.2%)
1,750,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	$1,966,790

4,700,000	CONMED Corp.* 2.625%, 02/01/24	5,170,728

5,845,000	DexCom, Inc.* 0.750%, 12/01/23	6,100,690

2,045,000	Evolent Health, Inc.* 1.500%, 10/15/25	1,675,878

4,750,000	Exact Sciences Corp. 0.375%, 03/15/27	5,333,727

	Illumina, Inc.
7,172,000	0.000%, 08/15/23*^	7,723,455
4,149,000	0.000%, 06/15/19	5,080,513

4,135,000	Insulet Corp.* 1.375%, 11/15/24	4,702,467

1,600,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	1,938,016

1,325,000	Teladoc Health, Inc.*^ 1.375%, 05/15/25	1,775,632

3,550,000	Wright Medical Group, Inc.*^ 1.625%, 06/15/23	3,864,477

		45,332,373

	Industrials (0.6%)
2,050,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	2,053,536

7,145,000	Fortive Corp.*^ 0.875%, 02/15/22	7,564,590

2,930,000	Meritor, Inc.^ 3.250%, 10/15/37	3,009,975

		12,628,101

	Information Technology (5.9%)
4,605,000	8x8, Inc.* 0.500%, 02/01/24	5,188,315

1,727,000	Akamai Technologies, Inc.* 0.125%, 05/01/25	1,827,770

2,060,000	Cypress Semiconductor Corp. 2.000%, 02/01/23	2,242,640

5,250,000	DocuSign, Inc.*^ 0.500%, 09/15/23	5,645,771

2,000,000	Envestnet, Inc. 1.750%, 12/15/19	2,353,220

2,316,000	Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	2,595,379

1,760,000	II-VI, Inc. 0.250%, 09/01/22	1,925,440

7,000,000	Intel Corp. 3.250%, 08/01/39	17,504,725

4,285,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	5,344,616

6,200,000	Microchip Technology, Inc. 1.625%, 02/15/27	8,041,555

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

3,998,000	New Relic, Inc.* 0.500%, 05/01/23	$4,662,108

3,775,000	NXP Semiconductors, NV 1.000%, 12/01/19	4,174,961

6,184,000	ON Semiconductor Corp. 1.000%, 12/01/20	8,292,187

6,125,000	Palo Alto Networks, Inc.* 0.750%, 07/01/23	6,943,974

1,388,000	Pluralsight, Inc.* 0.375%, 03/01/24	1,586,866

2,000,000	Pure Storage, Inc. 0.125%, 04/15/23	2,214,740

4,375,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	5,573,116

5,165,000	Splunk, Inc.* 0.500%, 09/15/23	5,876,479

1,025,000	Twilio, Inc.* 0.250%, 06/01/23	2,067,968

5,100,000	Wix.com, Ltd.*^ 0.000%, 07/01/23	5,992,194

6,750,000	Workday, Inc. 0.250%, 10/01/22	10,022,299

7,320,000	Zendesk, Inc. 0.250%, 03/15/23	11,060,520

		121,136,843

	Materials (0.2%)
5,150,000	Royal Gold, Inc. 2.875%, 06/15/19	5,150,412

	Real Estate (0.8%)
7,345,000	Empire State Realty OP, LP* 2.625%, 08/15/19	7,326,270

1,750,000	Extra Space Storage, LP* 3.125%, 10/01/35	2,047,666

5,340,000	IH Merger Sub, LLC 3.500%, 01/15/22	6,202,277

		15,576,213

	Utilities (0.3%)
5,100,000	NRG Energy, Inc.* 2.750%, 06/01/48	5,735,792

	TOTAL CONVERTIBLE BONDS (Cost $272,817,560)	303,146,960

SYNTHETIC CONVERTIBLE SECURITIES (4.8%)¤
Corporate Bonds (3.0%)
	Communication Services (0.5%)
9,865,000	Alphabet, Inc. 3.375%, 02/25/24	10,245,493

	Consumer Discretionary (1.4%)
5,153,000	Dana, Inc. 5.500%, 12/15/24	5,240,575

PRINCIPAL AMOUNT		VALUE

9,900,000	Home Depot, Inc. 2.700%, 04/01/23	$9,927,968

10,000,000	L Brands, Inc. 5.625%, 02/15/22	10,400,700

2,429,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	2,522,747

		28,091,990

	Consumer Staples (0.5%)
9,865,000	Walmart, Inc. 3.300%, 04/22/24	10,126,669

	Financials (0.2%)
4,950,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	4,968,761

	Health Care (0.1%)
3,000,000	Universal Health Services, Inc.*^ 4.750%, 08/01/22	3,033,960

	Information Technology (0.3%)
4,935,000	Apple, Inc.^ 3.450%, 05/06/24	5,092,106

	TOTAL CORPORATE BONDS	61,558,979

U.S. Government and Agency Securities (1.6%)
	United States Treasury Note

11,600,000	1.125%, 06/30/21	11,328,368

10,800,000	2.000%, 01/31/20	10,767,320

5,800,000	1.625%, 05/15/26^	5,509,983

5,500,000	2.000%, 11/15/26	5,340,599

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	32,946,270

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Options (0.2%)#
	Other (0.2%)
5,105 22,712,145	iShares China Large-Cap ETF Call, 06/21/19, Strike $44.00	750,435

7,125 47,566,500	iShares MSCI EAFE ETF Call, 06/21/19, Strike $64.00	2,183,813

3,865 16,978,945	iShares MSCI Emerging Markets ETF Call, 06/21/19, Strike $43.00	622,265

2,350 6,815,000	Xtrackers Harvest CSI 300 China A Shares ETF Call, 10/18/19, Strike $30.00	399,500

	TOTAL PURCHASED OPTIONS	3,956,013

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $98,440,006)	98,461,262

106	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (7.4%)
	Communication Services (0.4%)
35,185	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	$7,303,667

	Financials (0.5%)
80,250	AMG Capital Trust II^ 5.150%, 10/15/37	4,098,086

46,665	Assurant, Inc. 6.500%, 03/15/21	4,853,627

		8,951,713

	Health Care (0.8%)
104,250	Becton Dickinson and Company 6.125%, 05/01/20	6,203,917

9,890	Danaher Corp. 4.750%, 04/15/22	10,419,115

		16,623,032

	Industrials (1.6%)
7,645	Fortive Corp. 5.000%, 07/01/21	8,252,319

204,910	Rexnord Corp. 5.750%, 11/15/19	12,017,972

122,025	Stanley Black & Decker, Inc.^ 5.375%, 05/15/20	12,496,580

		32,766,871

	Materials (0.2%)
83,500	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	4,377,905

	Real Estate (0.8%)
14,350	Crown Castle International Corp. 6.875%, 08/01/20	16,559,757

	Utilities (3.1%)
197,565	American Electric Power Company, Inc. 6.125%, 03/15/22	10,269,429

121,500	Aqua America, Inc.# 6.000%, 04/30/22	6,631,470

80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.516%, 09/15/29	3,821,736

262,305	DTE Energy Company 6.500%, 10/01/19	14,639,242

328,590	NextEra Energy, Inc. 6.123%, 09/01/19	20,504,016

	Sempra Energy
41,640	6.750%, 07/15/21	4,477,549
30,200	6.000%, 01/15/21	3,228,078

		63,571,520

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $140,783,034)	150,154,465

NUMBER OF SHARES		VALUE

COMMON STOCKS (69.4%)
	Communication Services (8.0%)
45,055	Alphabet, Inc. - Class A#~	$54,019,143

271,175	AT&T, Inc.	8,395,578

321,635	Comcast Corp. - Class A	14,000,772

170,250	Facebook, Inc. - Class A#	32,926,350

33,630	Netflix, Inc.#	12,461,260

319,000	Verizon Communications, Inc.	18,243,610

173,000	Walt Disney Company	23,695,810

		163,742,523

	Consumer Discretionary (7.1%)
32,625	Amazon.com, Inc.#	62,852,715

47,325	Dollar Tree, Inc.#	5,266,326

16,650	Expedia Group, Inc.	2,161,836

110,420	General Motors Company	4,300,859

109,360	Home Depot, Inc.	22,276,632

91,730	Lowe’s Companies, Inc.	10,378,332

62,615	McDonald’s Corp.	12,370,846

100,640	Nike, Inc. - Class B	8,839,211

38,060	Royal Caribbean Cruises, Ltd.	4,602,976

80,305	Starbucks Corp.	6,238,092

100,120	TJX Companies, Inc.	5,494,586

		144,782,411

	Consumer Staples (5.7%)
438,800	Coca-Cola Company	21,527,528

46,115	Costco Wholesale Corp.	11,322,616

253,435	Mondelez International, Inc. - Class A	12,887,170

138,150	PepsiCo, Inc.	17,690,107

159,000	Philip Morris International, Inc.	13,763,040

208,455	Procter & Gamble Company	22,196,288

61,015	Walgreens Boots Alliance, Inc.	3,268,574

131,200	Walmart, Inc.	13,492,608

		116,147,931

	Energy (4.4%)
192,360	Chevron Corp.	23,094,742

114,035	ConocoPhillips	7,197,889

110,600	EOG Resources, Inc.	10,623,130

304,530	Exxon Mobil Corp.	24,447,668

123,654	Hess Corp.^	7,928,695

92,435	Marathon Petroleum Corp.	5,626,518

37,275	Pioneer Natural Resources Company	6,204,797

124,000	Schlumberger, Ltd.	5,292,320

		90,415,759

	Financials (10.7%)
201,860	American International Group, Inc.	9,602,480

986,970	Bank of America Corp.~	30,181,543

See accompanying Notes to Schedule of Investments	www.calamos.com	107

Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

44,530	Berkshire Hathaway, Inc. - Class B#	$9,650,096

101,675	Capital One Financial Corp.	9,438,490

42,480	Cboe Global Markets, Inc.	4,316,393

83,850	Chubb, Ltd.	12,175,020

195,500	Citigroup, Inc.	13,821,850

44,000	Discover Financial Services	3,585,560

133,675	E*TRADE Financial Corp.	6,771,975

22,055	Goldman Sachs Group, Inc.	4,541,566

155,565	Intercontinental Exchange, Inc.	12,655,213

249,625	JPMorgan Chase & Company~	28,968,981

299,725	KeyCorp	5,260,174

122,180	Marsh & McLennan Companies, Inc.	11,520,352

64,455	MetLife, Inc.	2,973,309

157,145	Morgan Stanley	7,582,246

82,600	Northern Trust Corp.	8,140,230

72,989	Prudential Financial, Inc.	7,715,667

183,130	Starwood Property Trust, Inc.^	4,221,147

217,565	US Bancorp	11,600,566

167,345	Wells Fargo & Company	8,101,171

119,275	Zions Bancorporation, N.A. ^	5,883,836

		218,707,865

	Health Care (9.4%)
26,795	Abbott Laboratories	2,131,810

119,860	Agilent Technologies, Inc.	9,409,010

46,735	Alexion Pharmaceuticals, Inc.#	6,362,036

26,095	Anthem, Inc.	6,863,768

181,725	Baxter International, Inc.	13,865,617

75,420	Bristol-Myers Squibb Company	3,501,751

22,075	Celgene Corp.#	2,089,620

24,100	Edwards Lifesciences Corp.#	4,243,287

56,825	Gilead Sciences, Inc.	3,695,898

26,750	Humana, Inc.	6,832,217

10,955	Intuitive Surgical, Inc.#	5,593,952

185,500	Johnson & Johnson~	26,192,600

48,210	Laboratory Corp. of America Holdings#	7,709,743

156,780	Medtronic, PLC	13,923,632

222,685	Merck & Company, Inc.	17,527,536

487,630	Pfizer, Inc.	19,802,654

17,665	Stryker Corp.	3,337,095

7,500	Teleflex, Inc.	2,146,350

36,935	Thermo Fisher Scientific, Inc.	10,247,616

111,850	UnitedHealth Group, Inc.	26,068,879

		191,545,071

	Industrials (6.8%)
47,150	Boeing Company	17,808,083

84,075	Caterpillar, Inc.	11,721,737

162,580	CSX Corp.	12,946,245

NUMBER OF SHARES		VALUE

328,720	Delta Air Lines, Inc.	$19,161,089

128,475	Emerson Electric Company	9,120,440

472,245	General Electric Company	4,802,732

138,300	Honeywell International, Inc.	24,013,029

34,300	Lockheed Martin Corp.	11,433,219

60,350	Northrop Grumman Corp.	17,496,069

61,410	Union Pacific Corp.	10,872,026

		139,374,669

	Information Technology (14.8%)
67,175	Accenture, PLC - Class A	12,270,857

26,280	Adobe, Inc.#	7,601,490

319,120	Apple, Inc.~	64,037,810

35,450	Broadcom, Inc.	11,287,280

353,500	Cisco Systems, Inc.	19,778,325

53,545	Fidelity National Information Services, Inc.	6,207,472

47,891	Lam Research Corp.	9,934,030

100,500	Marvell Technology Group, Ltd.^	2,514,510

77,215	MasterCard, Inc. - Class A	19,631,142

624,710	Microsoft Corp.~	81,587,126

45,985	NVIDIA Corp.	8,323,285

113,400	Oracle Corp.	6,274,422

67,775	PayPal Holdings, Inc.#	7,642,987

57,205	QUALCOMM, Inc.	4,927,067

60,370	Salesforce.com, Inc.#	9,982,179

179,460	Visa, Inc. - Class A	29,508,608

		301,508,590

	Materials (0.8%)
67,185	Dow, Inc.#	3,811,405

201,555	DowDuPont, Inc.	7,749,790

70,000	Nucor Corp.	3,994,900

		15,556,095

	Real Estate (1.1%)
96,520	American Tower Corp.	18,850,356

49,000	Welltower, Inc.	3,651,970

		22,502,326

	Utilities (0.6%)
260,278	Exelon Corp.	13,261,164

	TOTAL COMMON STOCKS (Cost $938,789,256)	1,417,544,404

EXCHANGE-TRADED FUNDS (1.6%)
	Other (1.6%)
281,135	iShares MSCI EAFE ETF^	18,768,573

108,250	iShares MSCI Emerging Markets ETF	4,755,422

67,055	iShares Russell 2000 Value ETF^	8,336,948

	TOTAL EXCHANGE-TRADED FUNDS (Cost $32,643,023)	31,860,943

108	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.1%)#
	Other (0.1%)
1,450 27,483,300	Invesco QQQ Trust Series Put, 07/19/19, Strike $190.00	$771,400

	S&P 500 Index
583 171,741,889	Put, 05/17/19, Strike $2,750.00	169,070
420 123,724,860	Put, 06/28/19, Strike $2,850.00	1,146,600

	TOTAL PURCHASED OPTIONS (Cost $5,521,873)	2,087,070

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (1.9%)
19,553,318	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	19,559,183

19,368,983	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	19,368,983

	TOTAL SHORT TERM INVESTMENTS (Cost $38,928,700)	38,928,166

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.2%)
32,811,010	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***†	32,811,010

31,973,516	State Street Navigator Securities Lending Government Money Market Portfolio†	31,973,516

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $64,784,526)	64,784,526

TOTAL INVESTMENTS (103.2%) (Cost $1,592,707,978)		2,106,967,796

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.2%)		(64,784,526)

LIABILITIES, LESS OTHER ASSETS (0.0%)		(568,099)

NET ASSETS (100.0%)		$2,041,615,171

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Hong Kong Dollar	07/25/19	2,404,000	$306,842	$(78)

Bank of New York	European Monetary Unit	07/25/19	101,000	114,093	(355)

					$(433)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Hong Kong Dollar	07/25/19	2,794,000	$356,620	$157

Northern Trust Company	European Monetary Unit	07/25/19	1,714,000	1,936,189	19,843

Northern Trust Company	Hong Kong Dollar	07/25/19	38,447,000	4,907,297	4,907

					$24,907

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2019.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $2,328,923.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

Note: The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	109

Dividend Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (97.5%)
	Communication Services (10.9%)
60	Alphabet, Inc. - Class A#	$71,937

460	Alphabet, Inc. - Class C#	546,701

6,121	AT&T, Inc.	189,506

170	Charter Communications, Inc. - Class A#	63,102

4,665	Comcast Corp. - Class A	203,067

315	Electronic Arts, Inc.#	29,815

1,965	Facebook, Inc. - Class A#	380,031

370	Netflix, Inc.#	137,100

3,330	Verizon Communications, Inc.	190,443

1,810	Walt Disney Company	247,916

		2,059,618

	Consumer Discretionary (10.3%)
375	Amazon.com, Inc.#	722,445

55	Booking Holdings, Inc.#	102,024

590	Dollar Tree, Inc.#	65,655

235	Expedia Group, Inc.	30,512

1,385	General Motors Company	53,946

1,195	Home Depot, Inc.	243,421

1,155	Lowe’s Companies, Inc.	130,677

1,040	McDonald’s Corp.	205,473

1,640	Nike, Inc. - Class B	144,041

675	Royal Caribbean Cruises, Ltd.	81,635

1,150	Starbucks Corp.	89,332

1,650	TJX Companies, Inc.	90,552

		1,959,713

	Consumer Staples (7.3%)
1,050	Altria Group, Inc.	57,047

4,425	Coca-Cola Company	217,090

365	Costco Wholesale Corp.	89,618

2,380	Mondelez International, Inc. - Class A	121,023

1,595	PepsiCo, Inc.	204,240

1,815	Philip Morris International, Inc.	157,106

2,595	Procter & Gamble Company	276,316

535	Walgreens Boots Alliance, Inc.	28,660

2,220	Walmart, Inc.	228,305

		1,379,405

	Energy (5.5%)
2,405	Chevron Corp.	288,744

2,710	ConocoPhillips	171,055

610	EOG Resources, Inc.	58,590

3,450	Exxon Mobil Corp.	276,966

1,395	Marathon Petroleum Corp.	84,914

440	Phillips 66	41,479

460	Pioneer Natural Resources Company	76,572

NUMBER OF SHARES		VALUE

885	Schlumberger, Ltd.	$37,772

		1,036,092

	Financials (13.0%)
650	American Express Company	76,200

2,140	American International Group, Inc.	101,800

10,715	Bank of America Corp.	327,665

1,230	Berkshire Hathaway, Inc. - Class B#	266,553

1,000	Capital One Financial Corp.	92,830

810	Cboe Global Markets, Inc.	82,304

815	Chubb, Ltd.	118,338

1,510	Citigroup, Inc.	106,757

550	Discover Financial Services	44,820

1,020	E*TRADE Financial Corp.	51,673

130	Goldman Sachs Group, Inc.	26,770

1,270	Intercontinental Exchange, Inc.	103,314

2,740	JPMorgan Chase & Company	317,977

3,740	KeyCorp	65,637

880	Marsh & McLennan Companies, Inc.	82,975

710	MetLife, Inc.	32,752

2,430	Morgan Stanley	117,247

750	Northern Trust Corp.	73,913

775	Prudential Financial, Inc.	81,925

2,520	US Bancorp	134,366

1,570	Wells Fargo & Company	76,004

1,690	Zions Bancorporation, N.A.^	83,368

		2,465,188

	Health Care (13.2%)
1,690	Abbott Laboratories	134,456

1,155	Agilent Technologies, Inc.	90,668

425	Alexion Pharmaceuticals, Inc.#	57,855

250	Anthem, Inc.	65,758

1,700	Baxter International, Inc.	129,710

1,410	Bristol-Myers Squibb Company	65,466

305	Edwards Lifesciences Corp.#	53,701

700	Gilead Sciences, Inc.	45,528

350	Humana, Inc.	89,394

220	Illumina, Inc.#	68,640

185	Intuitive Surgical, Inc.#	94,467

2,305	Johnson & Johnson	325,466

590	Laboratory Corp. of America Holdings#	94,353

2,245	Medtronic, PLC	199,378

3,325	Merck & Company, Inc.	261,711

7,435	Pfizer, Inc.	301,935

265	Stryker Corp.	50,061

95	Teleflex, Inc.	27,187

370	Thermo Fisher Scientific, Inc.	102,656

110	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

1,080	UnitedHealth Group, Inc.	$251,716

		2,510,106

	Industrials (9.0%)
605	Boeing Company	228,503

885	Caterpillar, Inc.	123,387

1,805	CSX Corp.	143,732

3,580	Delta Air Lines, Inc.	208,678

1,465	Emerson Electric Company	104,000

7,760	General Electric Company	78,919

1,575	Honeywell International, Inc.	273,467

590	Lockheed Martin Corp.	196,665

340	Northrop Grumman Corp.	98,569

920	Stanley Black & Decker, Inc.	134,872

620	Union Pacific Corp.	109,765

		1,700,557

	Information Technology (22.1%)
740	Accenture, PLC - Class A	135,176

480	Adobe, Inc.#	138,840

3,560	Apple, Inc.	714,385

1,280	Applied Materials, Inc.	56,410

475	Broadcom, Inc.	151,240

4,320	Cisco Systems, Inc.	241,704

850	Fidelity National Information Services, Inc.	98,541

3,640	Intel Corp.	185,786

510	International Business Machines Corp.	71,538

350	Intuit, Inc.	87,871

330	Lam Research Corp.	68,452

1,040	Marvell Technology Group, Ltd.^	26,021

710	MasterCard, Inc. - Class A	180,510

635	Microchip Technology, Inc.^	63,430

6,695	Microsoft Corp.	874,367

580	NVIDIA Corp.	104,980

1,765	Oracle Corp.	97,657

1,220	PayPal Holdings, Inc.#	137,579

555	QUALCOMM, Inc.	47,802

1,240	Salesforce.com, Inc.#	205,034

645	Texas Instruments, Inc.	76,000

2,165	Visa, Inc. - Class A	355,991

655	Xilinx, Inc.	78,692

		4,198,006

	Materials (1.4%)
778	Dow, Inc.#	44,136

2,250	DowDuPont, Inc.	86,512

490	LyondellBasell Industries, NV - Class A	43,233

975	Nucor Corp.	55,643

NUMBER OF SHARES		VALUE

85	Sherwin-Williams Company	$38,661

		268,185

	Real Estate (1.9%)
935	American Tower Corp.	182,605

850	Crown Castle International Corp.	106,913

835	Welltower, Inc.	62,233

		351,751

	Utilities (2.9%)
1,475	Duke Energy Corp.	134,402

3,025	Exelon Corp.	154,124

1,210	NextEra Energy, Inc.	235,272

225	Sempra Energy	28,789

		552,587

	TOTAL COMMON STOCKS (Cost $13,271,807)	18,481,208

EXCHANGE-TRADED FUNDS (0.8%)
	Other (0.8%)
855	iShares NASDAQ Biotechnology ETF	90,989

495	iShares Russell 2000 Value ETF^	61,543

		152,532

	TOTAL EXCHANGE-TRADED FUNDS (Cost $153,731)	152,532

SHORT TERM INVESTMENTS (0.0%)
32	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	33

30	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	30

	TOTAL SHORT TERM INVESTMENTS (Cost $63)	63

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
89,769	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $89,769)	89,769

TOTAL INVESTMENTS (98.8%) (Cost $13,515,370)		18,723,572

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(89,769)

OTHER ASSETS, LESS LIABILITIES (1.7%)		324,256

NET ASSETS (100.0%)		$18,958,059

See accompanying Notes to Schedule of Investments	www.calamos.com	111

Dividend Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

112	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Opportunistic Value Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (97.2%)
	Communication Services (5.9%)
240	Alphabet, Inc. - Class A#	$287,750

7,625	AT&T, Inc.	236,070

765	Charter Communications, Inc. - Class A#	283,960

12,510	Comcast Corp. - Class A	544,560

5,340	Discovery, Inc. - Class A#^	165,006

840	Facebook, Inc. - Class A#	162,456

6,420	Interpublic Group of Companies, Inc.	147,660

2,585	Verizon Communications, Inc.	147,836

5,050	Viacom, Inc. - Class B	145,996

4,440	Walt Disney Company	608,147

		2,729,441

	Consumer Discretionary (5.8%)
175	Amazon.com, Inc.#	337,141

1,800	Best Buy Company, Inc.	133,938

2,020	Dave & Buster’s Entertainment, Inc.	114,817

3,225	eBay, Inc.	124,969

1,950	Foot Locker, Inc.	111,560

1,075	Home Depot, Inc.	218,977

2,055	Kohl’s Corp.	146,110

2,050	Lowe’s Companies, Inc.	231,937

1,865	Nike, Inc. - Class B	163,803

2,385	Norwegian Cruise Line Holdings, Ltd.#	134,490

450	O’Reilly Automotive, Inc.#	170,356

3,525	Starbucks Corp.	273,822

2,040	Target Corp.	157,937

2,350	TJX Companies, Inc.	128,968

3,100	Toll Brothers, Inc.	118,110

1,400	VF Corp.	132,174

		2,699,109

	Consumer Staples (8.7%)
7,775	Altria Group, Inc.	422,416

935	Casey’s General Stores, Inc.	123,747

1,740	Church & Dwight Company, Inc.	130,413

800	Clorox Company	127,784

5,100	Coca-Cola Company	250,206

1,050	Costco Wholesale Corp.	257,807

865	Estee Lauder Companies, Inc. - Class A	148,616

2,700	General Mills, Inc.	138,969

1,530	Hershey Company	191,021

5,300	Mondelez International, Inc. - Class A	269,505

2,190	PepsiCo, Inc.	280,429

2,740	Philip Morris International, Inc.	237,174

1,610	Post Holdings, Inc.#	181,576

5,225	Procter & Gamble Company	556,358

2,400	Sysco Corp.	168,888

NUMBER OF SHARES		VALUE

5,455	Walmart, Inc.	$560,992

		4,045,901

	Energy (6.4%)
7,900	Cabot Oil & Gas Corp.	204,531

2,310	Cheniere Energy, Inc.#	148,649

7,800	Chevron Corp.	936,468

3,110	ConocoPhillips	196,303

7,960	Exxon Mobil Corp.	639,029

7,700	Kinder Morgan, Inc.	152,999

2,350	ONEOK, Inc.	159,635

2,475	Phillips 66	233,318

6,650	ProPetro Holding Corp.#	147,165

4,700	World Fuel Services Corp.	144,995

		2,963,092

	Financials (20.2%)
1,705	Allstate Corp.	168,897

2,900	American Express Company	339,967

5,000	Arch Capital Group, Ltd.#	168,900

1,410	Assurant, Inc.	133,950

35,150	Bank of America Corp.	1,074,887

2,600	Bank of New York Mellon Corp.	129,116

3,870	Berkshire Hathaway, Inc. - Class B#	838,668

1,725	Cincinnati Financial Corp.	165,911

10,350	Citigroup, Inc.	731,745

2,085	Comerica, Inc.	163,860

310	Credit Acceptance Corp.#^	153,828

2,400	Discover Financial Services	195,576

4,630	Federated Investors Inc - Class B	142,280

12,500	First BanCorp	141,250

1,340	First Republic Bank	141,531

1,010	Goldman Sachs Group, Inc.	207,979

2,850	Hartford Financial Services Group, Inc.	149,084

12,350	JPMorgan Chase & Company	1,433,217

2,250	LPL Financial Holdings, Inc.	166,702

820	M&T Bank Corp.	139,457

1,650	Marsh & McLennan Companies, Inc.	155,579

4,925	Morgan Stanley	237,631

825	MSCI, Inc. - Class A	185,938

7,050	OFG Bancorp	142,269

2,985	Popular, Inc.	172,264

1,230	Primerica, Inc.	160,257

1,960	Progressive Corp.	153,174

725	S&P Global, Inc.	159,979

1,920	SunTrust Banks, Inc.	125,722

500	SVB Financial Group#	125,860

4,200	Synchrony Financial	145,614

6,000	TCF Financial Corp.	132,780

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Opportunistic Value Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

2,350	Webster Financial Corp.	$124,856

11,550	Wells Fargo & Company	559,135

		9,367,863

	Health Care (9.3%)
1,630	Abbott Laboratories	129,683

1,450	Agilent Technologies, Inc.	113,825

750	Amgen, Inc.	134,490

545	Anthem, Inc.	143,351

1,775	Baxter International, Inc.	135,433

3,750	Boston Scientific Corp.#	139,200

1,150	Charles River Laboratories International, Inc.#	161,540

1,405	Danaher Corp.	186,078

1,195	Eli Lilly and Company	139,863

2,710	Ensign Group, Inc.	139,619

6,050	Exelixis, Inc.#	118,943

1,430	HCA Healthcare, Inc.	181,939

1,125	Hill-Rom Holdings, Inc.	114,098

3,175	Hologic, Inc.#	147,256

3,490	Johnson & Johnson	492,788

4,800	Lantheus Holdings, Inc.#	115,968

1,884	Merck & Company, Inc.	148,290

1,425	PRA Health Sciences, Inc.#	137,968

345	Regeneron Pharmaceuticals, Inc.#	118,383

760	Stryker Corp.	143,572

560	Thermo Fisher Scientific, Inc.	155,372

3,160	UnitedHealth Group, Inc.	736,501

850	Universal Health Services, Inc. - Class B	107,840

1,675	Zoetis, Inc.	170,582

		4,312,582

	Industrials (11.6%)
3,315	Aerojet Rocketdyne Holdings, Inc.#	112,246

2,155	AGCO Corp.	152,531

2,630	Allison Transmission Holdings, Inc.	123,242

1,785	Ametek, Inc.	157,383

1,890	Armstrong World Industries, Inc.	163,806

410	Boeing Company	154,853

1,590	C.H. Robinson Worldwide, Inc.	128,790

1,295	Caterpillar, Inc.	180,549

2,410	Clean Harbors, Inc.#	183,160

1,800	CSX Corp.	143,334

920	Cummins, Inc.	152,987

1,550	Expeditors International of Washington, Inc.	123,101

4,450	Harsco Corp.#	100,748

4,000	HD Supply Holdings, Inc.#	182,760

1,565	HEICO Corp.	165,155

NUMBER OF SHARES		VALUE

1,330	Honeywell International, Inc.	$230,928

2,850	IHS Markit, Ltd.#	163,191

1,230	Ingersoll-Rand, PLC	150,810

1,120	Insperity, Inc.	133,907

565	Lockheed Martin Corp.	188,332

3,775	Masco Corp.	147,452

1,070	Norfolk Southern Corp.	218,301

1,760	Oshkosh Corp.	145,358

975	Parker-Hannifin Corp.	176,553

1,425	Regal Beloit Corp.	121,239

480	Roper Industries, Inc.	172,656

2,470	Southwest Airlines Company	133,948

2,300	TransUnion	160,195

1,330	Union Pacific Corp.	235,463

2,250	United Continental Holdings, Inc.#	199,935

1,330	United Parcel Service, Inc. - Class B	141,273

2,035	United Technologies Corp.	290,211

1,400	Waste Management, Inc.	150,276

		5,384,673

	Information Technology (18.9%)
1,300	Accenture, PLC - Class A	237,471

580	Adobe, Inc.#	167,765

1,740	Akamai Technologies, Inc.#	139,304

18,198	Apple, Inc.	3,651,793

3,550	Applied Materials, Inc.	156,449

1,070	Automatic Data Processing, Inc.	175,897

3,055	Booz Allen Hamilton Holding Corp.	181,131

520	Broadcom, Inc.	165,568

800	CACI International, Inc.#	155,952

1,900	Cadence Design Systems, Inc.#	131,822

1,500	CDW Corp.	158,400

4,340	Cisco Systems, Inc.	242,823

1,505	Fiserv, Inc.#^	131,296

485	FleetCor Technologies, Inc.#	126,561

1,485	Fortinet, Inc.#	138,729

9,415	Intel Corp.	480,542

530	Intuit, Inc.	133,062

1,300	KLA-Tencor Corp.	165,724

825	Lam Research Corp.	171,130

710	MasterCard, Inc. - Class A	180,510

3,600	Micron Technology, Inc.#	151,416

1,800	Microsoft Corp.	235,080

6,835	Oracle Corp.	378,181

1,350	Texas Instruments, Inc.	159,070

1,350	Total System Services, Inc.	138,024

1,089	Visa, Inc. - Class A	179,064

715	VMware, Inc. - Class A	145,953

114	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

930	Xilinx, Inc.	$111,730

1,025	Zebra Technologies Corp. - Class A#	216,418

		8,806,865

	Materials (1.9%)
3,500	DowDuPont, Inc.	134,575

1,600	Ingevity Corp.#	184,016

2,050	Nucor Corp.	116,994

4,900	Silgan Holdings, Inc.	146,706

2,750	Sonoco Products Company	173,415

1,150	Vulcan Materials Company	145,026

		900,732

	Real Estate (3.7%)
690	AvalonBay Communities, Inc.	138,642

2,350	CBRE Group, Inc. - Class A#	122,365

1,310	Crown Castle International Corp.	164,772

1,815	Equity Residential	138,702

1,560	Extra Space Storage, Inc.	161,756

1,800	Lamar Advertising Company - Class A	148,806

3,280	Marcus & Millichap, Inc.#	141,368

2,800	National Retail Properties, Inc.	147,336

2,250	Prologis, Inc.	172,508

700	Simon Property Group, Inc.	121,590

3,870	STORE Capital Corp.	128,948

2,775	UDR, Inc.	124,736

		1,711,529

	Utilities (4.8%)
9,200	AES Corp.	157,504

2,000	Ameren Corp.	145,540

2,100	American Electric Power Company, Inc.	179,655

5,070	CenterPoint Energy, Inc.	157,170

2,600	CMS Energy Corp.	144,430

1,930	Dominion Energy, Inc.	150,289

1,150	DTE Energy Company	144,566

2,650	Duke Energy Corp.	241,468

1,550	Entergy Corp.	150,195

3,950	Exelon Corp.	201,252

3,430	FirstEnergy Corp.	144,163

4,100	NiSource, Inc.	113,898

1,450	Pinnacle West Capital Corp.	138,142

3,300	Southern Company	175,626

		2,243,898

	TOTAL COMMON STOCKS (Cost $40,273,283)	45,165,685

NUMBER OF SHARES		VALUE

EXCHANGE-TRADED FUNDS (2.3%)
	Other (2.3%)
9,145	Energy Select Sector SPDR Fund^ (Cost $610,936)	$604,576

5,100	iShares China Large-Cap ETF (Cost $234,190)	226,899

1,190	iShares PHLX Semiconductor ETF^ (Cost $233,936)	251,756

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,079,062)	1,083,231

SHORT TERM INVESTMENTS (0.5%)
120,572	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	120,608

120,589	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	120,589

	TOTAL SHORT TERM INVESTMENTS (Cost $241,197)	241,197

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.2%)
536,508	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $536,508)	536,508

TOTAL INVESTMENTS (101.2%) (Cost $42,130,050)		47,026,621

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.2%)		(536,508)

LIABILITIES, LESS OTHER ASSETS (0.0%)		(20,248)

NET ASSETS (100.0%)		$46,469,865

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	115

International Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (97.4%)
		Communication Services (8.6%)
6,000		Baidu, Inc.#	$997,380

92,000	EUR	Deutsche Telekom, AG	1,541,451

5,400	JPY	Nintendo Company, Ltd.	1,859,844

55,900		SoftBank Group Corp.	2,972,762

228,700	HKD	Tencent Holdings, Ltd.	11,272,084

			18,643,521

		Consumer Discretionary (17.2%)
58,802		Alibaba Group Holding, Ltd.#^	10,911,887

230,000	HKD	ANTA Sports Products, Ltd.	1,617,621

30,300		Aptiv, PLC	2,596,710

73,500	GBP	Compass Group, PLC	1,672,409

3,727	EUR	Kering, SA	2,205,469

46,000	BRL	Lojas Renner, SA	549,968

35,790		Lululemon Athletica, Inc.#~	6,311,566

25,300	BRL	Magazine Luiza, SA	1,234,061

17,300		New Oriental Education & Technology Group, Inc.#	1,651,458

6,250	EUR	Puma, SE	3,866,017

32,100		Sony Corp.^	1,616,877

421,000	HKD	Techtronic Industries Company, Ltd.	3,046,566

			37,280,609

		Consumer Staples (9.1%)
75,100	CAD	Alimentation Couche-Tard, Inc. - Class B	4,427,968

52,700	GBP	Diageo, PLC	2,221,712

16,200	GBP	Fevertree Drinks, PLC	666,089

19,700	EUR	Kerry Group, PLC - Class A	2,201,008

19,454	CNY	Kweichow Moutai Company, Ltd. - Class A	2,813,231

56,900		Nestle, SA	5,492,557

40,400	SEK	Swedish Match, AB	1,969,887

			19,792,452

		Energy (3.8%)
83,900		BP, PLC	3,668,947

6,800		CNOOC, Ltd.	1,235,424

33,000	EUR	Neste Oyj	1,090,738

780,000	GBP	Tullow Oil, PLC	2,287,055

			8,282,164

		Financials (13.2%)
439,600	HKD	AIA Group, Ltd.	4,501,256

11,000		AON, PLC	1,981,540

811,000	IDR	Bank Central Asia, Tbk PT	1,638,280

457,200	HKD	China International Capital Corp., Ltd. - Class H*	983,375

6,400		Credicorp, Ltd.	1,516,160

NUMBER OF SHARES			VALUE

37,150	EUR	Deutsche Böerse, AG	$4,964,071

145,800	INR	HDFC Bank, Ltd.	4,846,737

150,000		Itau Unibanco Holding, SA	1,297,500

34,000	GBP	London Stock Exchange Group, PLC	2,229,152

2,525	CHF	Partners Group Holding, AG	1,904,518

227,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	2,753,809

			28,616,398

		Health Care (12.3%)
6,400	CHF	Alcon, Inc.#	368,568

69,000	GBP	AstraZeneca, PLC	5,140,486

29,500	CAD	Canopy Growth Corp.#^	1,490,084

11,500	EUR	Carl Zeiss Meditec, AG	1,131,137

42,350	AUD	CSL, Ltd.	5,940,086

40,600	JPY	Hoya Corp.	2,867,481

9,000	CHF	Lonza Group, AG#	2,779,462

32,000	CHF	Novartis, AG	2,622,082

20,400		Novo Nordisk, A/S	999,804

8,200	CHF	Roche Holding, AG	2,163,679

55,000	SEK	Vitrolife, AB#	1,157,895

			26,660,764

		Industrials (11.4%)
13,000	EUR	Airbus, SE	1,780,085

70,000	CAD	CAE, Inc.	1,628,126

16,700	CAD	Canadian Pacific Railway, Ltd.	3,741,762

74,900	GBP	Experian, PLC	2,180,257

10,800	JPY	FANUC Corp.^	2,029,054

75,000	GBP	HomeServe, PLC	1,062,992

153,000	BRL	Localiza Rent a Car, SA	1,412,512

372,000	TWD	Rexon Industrial Corp., Ltd.	863,444

18,600	EUR	Safran, SA	2,711,158

797,914	CNY	Sany Heavy Industry Company, Ltd. - Class A	1,452,747

18,500	EUR	Schneider Electric, SE	1,565,766

20,000	JPY	Secom Company, Ltd.	1,682,626

8,900	EUR	Teleperformance	1,710,942

11,800	DKK	Vestas Wind Systems, A/S	1,067,710

			24,889,181

		Information Technology (19.0%)
23,000		Accenture, PLC - Class A	4,201,410

1,375	EUR	Adyen, NV#*	1,120,622

13,800	EUR	ASML Holding, NV	2,881,589

2,450	CAD	Constellation Software, Inc.	2,161,731

28,000		CyberArk Software, Ltd.#	3,610,040

212,000	TWD	Delta Electronics, Inc.	1,118,953

21,200		Globant, SA#	1,780,588

116	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

109,984	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	$534,886

30,000	SEK	Hexagon, AB - Class B	1,638,966

5,700	JPY	Keyence Corp.	3,561,323

590,000	SEK	LM Ericsson Telephone Company - Class B	5,836,382

42,000	KRW	Samsung Electronics Company, Ltd.	1,651,323

18,000	EUR	SAP, SE	2,320,349

26,000	EUR	SOITEC#	2,633,386

535,000	GBP	Spirent Communications, PLC	1,107,853

598,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,020,826

			41,180,227

		Materials (2.8%)
110,000	AUD	Fortescue Metals Group, Ltd.	555,853

700	CHF	Givaudan, SA	1,812,513

354,000	AUD	Northern Star Resources, Ltd.	2,049,855

23,600	AUD	Rio Tinto, Ltd.	1,590,695

			6,008,916

		TOTAL COMMON STOCKS (Cost $173,821,569)	211,354,232

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.1%)#
		Financials (0.1%)
1,130 5,691,245	EUR	Estx Banks Call, 12/20/19, Strike 105.00	234,471

		Information Technology (0.0%)
220 2,836,460		CyberArk Software, Ltd. Put, 05/17/19, Strike $120.00	66,000

		TOTAL PURCHASED OPTIONS (Cost $327,427)	300,471

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (1.9%)
2,006,207		Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	2,006,809

2,006,560		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	2,006,560

		TOTAL SHORT TERM INVESTMENTS (Cost $4,013,369)	4,013,369

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
1,824,874	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $1,824,874)	$1,824,874

TOTAL INVESTMENTS (100.2%) (Cost $179,987,239)		217,492,946

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)		(1,824,874)

OTHER ASSETS, LESS LIABILITIES (0.6%)		1,409,910

NET ASSETS (100.0%)		$217,077,982

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

Northern Trust Company	European Monetary Unit	05/31/19	13,845,000	$15,566,211	$(160,837)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $16,753.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	117

International Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

DKK	Danish Krone

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

SEK	Swedish Krona

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$58,746,853	27.0%
European Monetary Unit	33,958,259	15.6%

Hong Kong Dollar	24,174,711	11.1%
British Pound Sterling	18,568,005	8.5%

Canadian Dollar	13,449,671	6.2%
Japanese Yen	12,000,328	5.5%

Swiss Franc	11,650,822	5.4%
Swedish Krona	10,603,130	4.9%

Australian Dollar	10,136,489	4.7%
New Taiwan Dollar	7,003,223	3.2%

Indian Rupee	4,846,737	2.2%
Chinese Yuan Renminbi	4,800,864	2.2%

Brazilian Real	3,196,541	1.5%
South Korean Won	1,651,323	0.8%

Indonesian Rupiah	1,638,280	0.7%
Danish Krone	1,067,710	0.5%

Total Investments	$217,492,946	100.0%

Currency exposure may vary over time.

118	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (20.5%)
	Communication Services (2.0%)
1,710,000	Momo, Inc.* 1.250%, 07/01/25	$1,601,612

1,440,000	Sea, Ltd.*~ 2.250%, 07/01/23	2,091,881

		3,693,493

	Consumer Discretionary (4.8%)
1,900,000	Baozun, Inc.* 1.625%, 05/01/24	2,139,419

1,645,000	Ctrip.com International, Ltd.^ 1.990%, 07/01/25	1,845,525

2,031,000	GOL Equity Finance, SA* 3.750%, 07/15/24	1,799,466

1,610,000	Huazhu Group, Ltd.^ 0.375%, 11/01/22	1,865,805

1,785,000	NIO, Inc.* 4.500%, 02/01/24	1,372,219

		9,022,434

	Energy (4.2%)
4,400,000	TOTAL, SA 0.500%, 12/02/22	4,687,452

2,600,000	Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	3,123,653

		7,811,105

	Financials (4.9%)
7,800,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	9,163,362

	Industrials (2.0%)
1,750,000	China Railway Construction Corp., Ltd. 0.000%, 01/29/21	1,889,545

1,750,000	CRRC Corp., Ltd. 0.000%, 02/05/21	1,779,986

		3,669,531

	Information Technology (1.0%)
1,665,000	Lenovo Group, Ltd. 3.375%, 01/24/24	1,953,361

	Materials (1.6%)
800,000	Glencore Funding, LLC 0.000%, 03/27/25	733,424

2,000,000	Taiwan Cement Corp. 0.000%, 12/10/23	2,236,790

		2,970,214

	TOTAL CONVERTIBLE BONDS (Cost $37,189,119)	38,283,500

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCK (6.3%)
		Communication Services (6.3%)
56,998		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19 (Cost $6,312,342)	$11,831,588

COMMON STOCKS (72.0%)
		Communication Services (11.2%)
11,880		Baidu, Inc.#	1,974,813

13,340	ZAR	Naspers, Ltd. - Class N	3,431,719

39,600		Telekomunikasi Indonesia Persero, Tbk PT	1,059,300

294,700	HKD	Tencent Holdings, Ltd.	14,525,068

			20,990,900

		Consumer Discretionary (7.0%)
7,913,000	IDR	Ace Hardware Indonesia, Tbk PT	916,790

204,000	HKD	ANTA Sports Products, Ltd.	1,434,759

210,051	BRL	BK Brasil Operacao e Assessoria a Restaurantes, SA	1,215,490

754,000	HKD	Guangzhou Automobile Group Company, Ltd. - Class H	812,078

756,600	HKD	Li Ning Company, Ltd.#	1,374,527

87,800	BRL	Lojas Renner, SA	1,049,722

24,200	BRL	Magazine Luiza, SA	1,180,407

15,200		New Oriental Education & Technology Group, Inc.#	1,450,992

245,100	HKD	Techtronic Industries Company, Ltd.	1,773,666

30,600		Yum China Holdings, Inc.	1,454,724

49,160	CNY	Zhejiang Supor Company, Ltd. - Class A	494,349

			13,157,504

		Consumer Staples (6.7%)
848,200	THB	CP ALL, PCL	2,054,655

34,000	GBP	Diageo, PLC	1,433,363

28,800	PLN	Dino Polska, SA*#	956,268

22,319	CNY	Kweichow Moutai Company, Ltd. - Class A	3,227,537

1,580	KRW	LG Household & Health Care, Ltd.	1,925,272

14,800	CHF	Nestlé, SA	1,424,908

544,600	MXN	Wal-Mart de Mexico, SAB de CV	1,600,096

			12,622,099

		Energy (4.0%)
285,000	GBP	BP, PLC	2,072,434

13,200		CNOOC, Ltd.	2,398,176

150,100	INR	Reliance Industries, Ltd.	3,006,269

			7,476,879

		Financials (16.9%)
317,600	HKD	AIA Group, Ltd.	3,252,045

174,400	BRL	Banco do Brasil, SA	2,209,633

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Evolving World Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

1,484,100	IDR	Bank Central Asia, Tbk PT	$2,997,992

4,299,000	HKD	China Construction Bank Corp. - Class H	3,789,849

411,600	HKD	China International Capital Corp., Ltd. - Class H*	885,296

5,800		Credicorp, Ltd.	1,374,020

334,700	ZAR	FirstRand, Ltd.	1,592,849

43,600	KRW	Hana Financial Group, Inc.	1,375,176

190,500	INR	HDFC Bank, Ltd.	6,332,670

56,000	INR	Housing Development Finance Corp., Ltd.	1,606,980

88,700	INR	ICICI Lombard General Insurance Company, Ltd.*	1,386,637

79,200	BRL	IRB Brasil Resseguros, SA	1,896,631

330,000		Itau Unibanco Holding, SA	2,854,500

			31,554,278

		Health Care (1.8%)
87,995	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	488,040

36,700		AstraZeneca, PLC^	1,382,122

55,000	BRL	Notre Dame Intermedica Participacoes, SA	492,617

96,500	HKD	Wuxi Biologics Cayman, Inc.*#	972,237

			3,335,016

		Industrials (3.7%)
35,714	CNY	Contemporary Amperex Technology Company, Ltd. - Class A#	422,834

32,800		Gol Linhas Aereas Inteligentes, SA^#	370,968

634,600	PHP	International Container Terminal Services, Inc.	1,540,454

157,000	BRL	Localiza Rent a Car, SA	1,449,440

514,300	BRL	Randon, SA Implementos e Participacoes	1,114,878

335,000	TWD	Rexon Industrial Corp., Ltd.	777,564

717,277	CNY	Sany Heavy Industry Company, Ltd. - Class A	1,305,933

			6,982,071

		Information Technology (15.8%)
54,000	TWD	ASMedia Technology, Inc.	936,698

192,000	TWD	Delta Electronics, Inc.	1,013,392

24,300		Fabrinet#	1,470,636

19,500		Globant, SA#	1,637,805

100,100	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	486,817

826,000	HKD	Kingdee International Software Group Company, Ltd.	1,013,888

13,800	KRW	Koh Young Technology, Inc.	1,142,431

365,000	SEK	LM Ericsson Telephone Company - Class B	3,610,643

1,900		MercadoLibre, Inc.^#	919,866

NUMBER OF SHARES			VALUE

134,500	KRW	Samsung Electronics Company, Ltd.	$5,288,165

954,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	8,015,262

122,300	INR	Tata Consultancy Services, Ltd.	3,968,084

			29,503,687

		Materials (2.6%)
113,300		Cia de Minas Buenaventura, SAA	1,836,593

99,000	AUD	Fortescue Metals Group, Ltd.	500,268

476,000	MYR	Petronas Chemicals Group, Bhd	1,036,301

21,100	AUD	Rio Tinto, Ltd.	1,422,189

			4,795,351

		Real Estate (2.3%)
1,580,100	PHP	Ayala Land, Inc.	1,486,579

378,000	HKD	China Overseas Land & Investment, Ltd.	1,416,234

391,500	HKD	Longfor Group Holdings, Ltd.	1,447,580

			4,350,393

		TOTAL COMMON STOCKS (Cost $103,090,169)	134,768,178

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (1.0%)#
		Communication Services (0.0%)
155 2,576,565		Baidu, Inc. Call, 01/17/20, Strike $250.00	15,733

780 1,941,420		Sea, Ltd. Put, 06/21/19, Strike $22.50	60,450

			76,183

		Consumer Discretionary (0.2%)
75 1,391,775		Alibaba Group Holding, Ltd. Call, 01/17/20, Strike $175.00	194,812

780 1,957,800		Melco Resorts & Entertainment Call, 01/17/20, Strike $27.00	173,550

			368,362

		Energy (0.2%)
385 3,291,750		Lukoil, PJSC Call, 12/20/19, Strike $84.00	188,650

1,160 1,766,680		Petroleo Brasileiro, SA Call, 10/18/19, Strike $17.00	107,300

			295,950

		Financials (0.1%)
1,480 2,124,984		Sberbank of Russia, PJSC Call, 12/20/19, Strike $14.00	168,720

		Information Technology (0.1%)
1,990 9,701,250		Kraneshares Csi China Internet Put, 06/21/19, Strike $46.00	184,075

120	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

530 1,983,790	Yandex, NV Call, 05/17/19, Strike $36.00	$104,675

		288,750

	Other (0.4%)
4,460 19,592,780	iShares MSCI Emerging Markets ETF Put, 07/19/19, Strike $42.00	287,670

695 1,620,740	iShares MSCI Turkey ETF Call, 01/17/20, Strike $28.00	52,125

870 2,523,000	Xtrackers Harvest CSI 300 China A Shares ETF Call, 01/17/20, Strike $26.71	343,650

		683,445

	TOTAL PURCHASED OPTIONS (Cost $2,404,797)	1,881,410

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.0%)
1,582	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	1,582

1,483	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	1,483

	TOTAL SHORT TERM INVESTMENTS (Cost $3,065)	3,065

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.3%)
4,310,157	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $4,310,157)	4,310,157

TOTAL INVESTMENTS (102.1%) (Cost $153,309,649)		191,077,898

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.3%)		(4,310,157)

OTHER ASSETS, LESS LIABILITIES (0.2%)		470,361

NET ASSETS (100.0%)		$187,238,102

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $217,904.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

BRL	Brazilian Real

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

GBP	British Pound Sterling

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

PHP	Philippine Peso

PLN	Polish Zloty

SEK	Swedish Krona

THB	Thai Baht

TWD	New Taiwan Dollar

ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	121

Evolving World Growth Fund    Schedule of Investments April 30, 2019 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$76,494,235	40.0%
Hong Kong Dollar	32,697,227	17.1%

Indian Rupee	16,300,640	8.5%
New Taiwan Dollar	10,742,916	5.6%

Brazilian Real	10,608,818	5.6%
South Korean Won	9,731,044	5.1%

Chinese Yuan Renminbi	6,425,510	3.4%
South African Rand	5,024,568	2.6%

Indonesian Rupiah	3,914,782	2.1%
Swedish Krona	3,610,643	1.9%

British Pound Sterling	3,505,797	1.8%
Philippine Peso	3,027,033	1.6%

Thai Baht	2,054,655	1.1%
Australian Dollar	1,922,457	1.0%

Mexican Peso	1,600,096	0.8%
Swiss Franc	1,424,908	0.8%

Malaysian Ringgit	1,036,301	0.5%
Polish Zloty	956,268	0.5%

Total Investments	$191,077,898	100.0%

Currency exposure may vary over time.

122	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Emerging Market Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (95.1%)
		Communication Services (13.0%)
1,065		Baidu, Inc.#	$177,035

1,293	ZAR	Naspers, Ltd. - Class N	332,625

165	KRW	NCSoft Corp.	74,305

320		NetEase, Inc.	91,050

6,100		Sea, Ltd.#	151,829

2,900		Telekomunikasi Indonesia Persero, Tbk PT	77,575

23,300	HKD	Tencent Holdings, Ltd.	1,148,402

			2,052,821

		Consumer Discretionary (16.6%)
600,000	IDR	Ace Hardware Indonesia, Tbk PT	69,515

5,925		Alibaba Group Holding, Ltd.#	1,099,502

17,000	HKD	ANTA Sports Products, Ltd.	119,563

1,900		Baozun, Inc.#^	92,150

18,798	BRL	BK Brasil Operacao e Assessoria a Restaurantes, SA	108,777

15,000	HKD	Galaxy Entertainment Group, Ltd.	112,339

1,800		Geely Automobile Holdings, Ltd.	72,684

60,500	HKD	Guangzhou Automobile Group Company, Ltd. - Class H	65,160

63,500	HKD	Li Ning Company, Ltd.#	115,361

9,700	BRL	Lojas Renner, SA	115,972

2,550	BRL	Magazine Luiza, SA	124,382

1,430		New Oriental Education & Technology Group, Inc.#	136,508

9,100		NIO, Inc.#^	44,135

25,500	HKD	Techtronic Industries Company, Ltd.	184,531

2,580		Yum China Holdings, Inc.	122,653

4,000	CNY	Zhejiang Supor Company, Ltd. - Class A	40,224

			2,623,456

		Consumer Staples (6.1%)
70,900	THB	CP ALL, PCL	171,746

2,500	PLN	Dino Polska, SA#*	83,009

28,000		ITC, Ltd.#	121,520

2,292	CNY	Kweichow Moutai Company, Ltd. - Class A	331,445

108	KRW	LG Household & Health Care, Ltd.	131,601

43,400	MXN	Wal-Mart de Mexico, SAB de CV	127,514

			966,835

		Energy (4.2%)
1,170		CNOOC, Ltd.	212,566

4,700		Reliance Industries, Ltd.*	189,263

3,025		Reliance Industries, Ltd.*	121,151

48,900	GBP	Tullow Oil, PLC	143,381

			666,361

NUMBER OF SHARES			VALUE

		Financials (22.4%)
24,800	HKD	AIA Group, Ltd.	$253,938

17,800	BRL	Banco do Brasil, SA	225,524

2,200		Bancolombia, SA	111,584

161,513	IDR	Bank Central Asia, Tbk PT	326,268

443,000	HKD	China Construction Bank Corp. - Class H	390,533

32,400	HKD	China International Capital Corp., Ltd. - Class H*	69,688

620		Credicorp, Ltd.	146,878

160,000	TWD	E.Sun Financial Holding Company, Ltd.	131,377

37,700	ZAR	FirstRand, Ltd.	179,416

14,000	MXN	Grupo Financiero Banorte, SAB de CV - Class O	88,707

4,650	KRW	Hana Financial Group, Inc.	146,664

4,400		HDFC Bank, Ltd.~	504,460

14,600		ICICI Bank, Ltd.	167,170

7,200	BRL	IRB Brasil Resseguros, SA	172,421

22,650		Itau Unibanco Holding, SA	195,923

35,600	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	430,926

			3,541,477

		Health Care (2.3%)
7,200	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	39,933

3,100		Dr. Reddy’s Laboratories, Ltd.^	129,859

8,100	BRL	Notre Dame Intermedica Participacoes, SA	72,549

11,500	HKD	Wuxi Biologics Cayman, Inc.#*	115,862

			358,203

		Industrials (5.4%)
68,000	HKD	China Railway Construction Corp., Ltd. - Class H	80,350

2,800	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	33,150

107,000	HKD	CRRC Corp., Ltd. - Class H	93,472

7,200		Gol Linhas Aereas Inteligentes, SA#^	81,432

51,600	PHP	International Container Terminal Services, Inc.	125,256

13,100	BRL	Localiza Rent a Car, SA	120,941

57,300	BRL	Randon, SA Implementos e Participacoes	124,213

40,000	TWD	Rexon Industrial Corp., Ltd.	92,843

59,000	CNY	Sany Heavy Industry Company, Ltd. - Class A	107,420

			859,077

		Information Technology (17.7%)
30,000	TWD	Accton Technology Corp.	127,441

4,000	TWD	ASMedia Technology, Inc.	69,385

23,000	TWD	Delta Electronics, Inc.	121,396

1,950		Fabrinet#	118,014

See accompanying Notes to Schedule of Investments	www.calamos.com	123

Emerging Market Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

1,590		Globant, SA#	$133,544

7,700	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	37,448

22,800		Infosys, Ltd.^	245,328

97,000	HKD	Kingdee International Software Group Company, Ltd.	119,064

1,060	KRW	Koh Young Technology, Inc.	87,752

1,000	TWD	Largan Precision Company, Ltd.	150,123

132,000	HKD	Lenovo Group, Ltd.	122,321

150		MercadoLibre, Inc.#^	72,621

16,050	KRW	Samsung Electronics Company, Ltd.	631,041

1,320	KRW	SK Hynix, Inc.	89,325

71,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	596,118

46,200	HKD	Xiaomi Corp. - Class B#*	71,006

			2,791,927

		Materials (4.1%)
13,800	HKD	Anhui Conch Cement Company, Ltd. - Class H	84,233

9,300		Cia de Minas Buenaventura, SAA	150,753

8,000	AUD	Fortescue Metals Group, Ltd.	40,426

472	KRW	LG Chem, Ltd.	146,416

52,700	MYR	Petronas Chemicals Group, Bhd	114,733

1,700	AUD	Rio Tinto, Ltd.	114,584

			651,145

		Real Estate (3.3%)
268,500	PHP	Ayala Land, Inc.	252,608

40,000	HKD	China Overseas Land & Investment, Ltd.	149,866

33,500	HKD	Longfor Group Holdings, Ltd.	123,867

			526,341

		TOTAL COMMON STOCKS (Cost $12,187,896)	15,037,643

EXCHANGE-TRADED FUNDS (3.3%)
		Other (3.3%)
4,650		iShares MSCI Saudi Arabia Capped ETF	163,447

5,200		iShares MSCI Turkey ETF^	121,264

14,400		VanEck Vectors Vietnam ETF^	240,048

			524,759

		TOTAL EXCHANGE-TRADED FUNDS (Cost $538,735)	524,759

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.6%)#
	Communication Services (0.0%)
61 151,829	Sea, Ltd. Put, 06/21/19, Strike $22.50	$4,728

	Energy (0.1%)
30 256,500	Lukoil, PJSC Call, 12/20/19, Strike $84.00	14,700

90 137,070	Petroleo Brasileiro, SA Call, 10/18/19, Strike $17.00	8,325

		23,025

	Financials (0.1%)
110 157,938	Sberbank of Russia, PJSC Call, 12/20/19, Strike $14.00	12,540

	Information Technology (0.1%)
42 157,206	Yandex, NV Call, 05/17/19, Strike $36.00	8,295

	Other (0.3%)
120 348,000	Xtrackers Harvest CSI 300 China A Shares ETF Call, 01/17/20, Strike $26.71	47,400

	TOTAL PURCHASED OPTIONS (Cost $86,075)	95,988

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (1.4%)
105,895	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	105,927

105,923	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	105,923

	TOTAL SHORT TERM INVESTMENTS (Cost $211,850)	211,850

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.2%)
823,146	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $823,146)	823,146

TOTAL INVESTMENTS (105.6%) (Cost $13,847,702)		16,693,386

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.2%)		(823,146)

LIABILITIES, LESS OTHER ASSETS (-0.4%)		(57,361)

NET ASSETS (100.0%)		$15,812,879

124	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Emerging Market Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $22,930.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

BRL	Brazilian Real

CNY	Chinese Yuan Renminbi

GBP	British Pound Sterling

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

PHP	Philippine Peso

PLN	Polish Zloty

THB	Thai Baht

TWD	New Taiwan Dollar

ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2019

	Value	% OF TOTAL INVESTMENTS

US Dollar	$6,422,930	38.5%
Hong Kong Dollar	3,850,482	23.1%

South Korean Won	1,307,104	7.8%
New Taiwan Dollar	1,288,683	7.7%

Brazilian Real	1,064,779	6.4%
Chinese Yuan Renminbi	589,620	3.5%

South African Rand	512,041	3.1%
Indonesian Rupiah	395,783	2.4%

Philippine Peso	377,864	2.3%
Mexican Peso	216,221	1.3%

Thai Baht	171,746	1.0%
Australian Dollar	155,010	0.9%

British Pound Sterling	143,381	0.8%
Malaysian Ringgit	114,733	0.7%

Polish Zloty	83,009	0.5%
Total Investments	$16,693,386	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	125

Global Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (96.3%)
		Communication Services (13.3%)
2,835		Alphabet, Inc. - Class A#	$3,399,052

5,000	JPY	Nintendo Company, Ltd.	1,722,078

80,500	HKD	Tencent Holdings, Ltd.	3,967,655

26,020		Walt Disney Company	3,563,959

			12,652,744

		Consumer Discretionary (17.7%)
20,430		Alibaba Group Holding, Ltd.#^	3,791,195

1,905		Amazon.com, Inc.#	3,670,021

16,900		Aptiv, PLC	1,448,330

31,600	GBP	Compass Group, PLC	719,022

14,300		Lowe’s Companies, Inc.	1,617,902

15,300		Lululemon Athletica, Inc.#	2,698,155

1,200		O’Reilly Automotive, Inc.#	454,284

1,950	EUR	Puma, SE	1,206,197

172,000	HKD	Techtronic Industries Company, Ltd.	1,244,678

			16,849,784

		Consumer Staples (7.5%)
32,500	CAD	Alimentation Couche-Tard, Inc. - Class B	1,916,231

23,333	GBP	Diageo, PLC	983,666

8,360	EUR	Kerry Group, PLC - Class A	934,032

8,100	CNY	Kweichow Moutai Company, Ltd. - Class A	1,171,336

23,100	SEK	Swedish Match, AB	1,126,346

9,500		Walmart, Inc.	976,980

			7,108,591

		Energy (4.0%)
12,600		Marathon Petroleum Corp.	766,962

6,220		Pioneer Natural Resources Company	1,035,382

35,250	EUR	Royal Dutch Shell, PLC - Class A	1,121,688

21,540		Schlumberger, Ltd.	919,327

			3,843,359

		Financials (13.9%)
70,600	HKD	AIA Group, Ltd.	722,904

5,300		AON, PLC	954,742

46,000		Bank of America Corp.	1,406,680

11,000		Cboe Global Markets, Inc.	1,117,710

12,100	EUR	Deutsche Böerse, AG	1,616,830

5,400		Goldman Sachs Group, Inc.	1,111,968

54,520	INR	HDFC Bank, Ltd.	1,812,374

43,000		Itau Unibanco Holding, SA	371,950

11,000	GBP	London Stock Exchange Group, PLC	721,196

35,500		NMI Holdings, Inc. - Class A#	996,840

60,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	732,332

12,500		Progressive Corp.	976,875

NUMBER OF SHARES			VALUE

13,600		US Bancorp	$725,152

			13,267,553

		Health Care (14.3%)
15,400	GBP	AstraZeneca, PLC	1,147,297

12,100	CAD	Canopy Growth Corp.#^	611,187

13,800	AUD	CSL, Ltd.	1,935,612

8,500		Edwards Lifesciences Corp.#	1,496,595

17,600	JPY	Hoya Corp.	1,243,046

6,700		Inspire Medical Systems, Inc.#	346,323

2,350		Intuitive Surgical, Inc.#	1,199,980

12,940		Johnson & Johnson	1,827,128

10,900		Laboratory Corp. of America Holdings#	1,743,128

3,900	CHF	Lonza Group, AG#	1,204,434

26,000		Vericel Corp.#^	441,740

23,000	SEK	Vitrolife, AB	484,211

			13,680,681

		Industrials (7.9%)
2,200		Boeing Company	830,918

15,450		CSX Corp.	1,230,283

7,000	JPY	FANUC Corp.^	1,315,128

33,000	GBP	HomeServe, PLC	467,717

26,900	JPY	Komatsu, Ltd.	694,838

63,000	BRL	Localiza Rent a Car, SA	581,622

5,250		Raytheon Company	932,347

162,000	TWD	Rexon Industrial Corp, Ltd.	376,016

238,756	CNY	Sany Heavy Industry Company, Ltd. - Class A	434,699

8,200	EUR	Schneider Electric, SE	694,015

			7,557,583

		Information Technology (17.7%)
6,170		Accenture, PLC - Class A	1,127,074

600	EUR	Adyen, NV#*	488,999

8,798		Apple, Inc.	1,765,495

4,030	EUR	ASML Holding, NV	841,507

6,500		Atlassian Corp., PLC - Class A#	715,975

1,090	CAD	Constellation Software, Inc.	961,750

14,500		CyberArk Software, Ltd.#	1,869,485

6,300		Keysight Technologies, Inc.#	548,289

153,000	SEK	LM Ericsson Telephone Company - Class B	1,513,503

8,610		MasterCard, Inc. - Class A	2,189,006

3,220		NVIDIA Corp.	582,820

9,300		PayPal Holdings, Inc.#	1,048,761

13,500		Rapid7, Inc.#	733,590

5,400	EUR	SOITEC#	546,934

6,400		Splunk, Inc.#	883,456

126	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

124,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	$1,041,108

			16,857,752

		TOTAL COMMON STOCKS (Cost $69,951,894)	91,818,047

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTION (0.0%)#
		Information Technology (0.0%)
100 1,289,300		CyberArk Software, Ltd. Put, 05/17/19, Strike $120.00 (Cost $49,122)	30,000

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (5.3%)
2,528,431		Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	2,529,189

2,525,488		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	2,525,488

		TOTAL SHORT TERM INVESTMENTS (Cost $5,054,677)	5,054,677

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.1%)
1,987,759		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $1,987,759)	1,987,759

TOTAL INVESTMENTS (103.7%) (Cost $77,043,452)			98,890,483

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.1%)			(1,987,759)

LIABILITIES, LESS OTHER ASSETS (-1.6%)			(1,515,790)

NET ASSETS (100.0%)			$95,386,934

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

SEK	Swedish Krona

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$60,588,295	61.3%
European Monetary Unit	7,450,202	7.5%

Hong Kong Dollar	6,667,569	6.8%
Japanese Yen	4,975,090	5.0%

British Pound Sterling	4,038,898	4.1%
Canadian Dollar	3,489,168	3.5%

Swedish Krona	3,124,060	3.2%
Australian Dollar	1,935,612	2.0%

Indian Rupee	1,812,374	1.8%
Chinese Yuan Renminbi	1,606,035	1.6%

New Taiwan Dollar	1,417,124	1.4%
Swiss Franc	1,204,434	1.2%

Brazilian Real	581,622	0.6%
Total Investments	$98,890,483	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	127

Global Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (28.9%)
		Communication Services (1.8%)
1,920,000		GCI Liberty, Inc.* 1.750%, 09/30/46	$2,170,003

850,000		Twitter, Inc.* 0.250%, 06/15/24	857,531

			3,027,534

		Consumer Discretionary (1.7%)
835,000		Baozun, Inc.* 1.625%, 05/01/24	940,218

735,000		GOL Equity Finance, SA* 3.750%, 07/15/24	651,210

1,545,000		NIO, Inc.* 4.500%, 02/01/24	1,187,719

			2,779,147

		Energy (4.1%)
3,800,000		TOTAL, SA 0.500%, 12/02/22	4,048,254

2,400,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	2,883,372

			6,931,626

		Financials (6.8%)
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	1,311,062

		JPMorgan Chase Bank, N.A.
17,000,000	HKD	0.000%, 10/29/20*	2,663,076
4,700,000		0.000%, 12/30/20	5,521,513

220,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	1,989,905

			11,485,556

		Health Care (2.9%)
1,800,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	1,542,829

1,326,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	1,532,912

885,000		DexCom, Inc.* 0.750%, 12/01/23	923,715

840,000		Wright Medical Group, Inc. 2.000%, 02/15/20	912,097

			4,911,553

		Industrials (1.4%)
5,000,000	CNY	China Railway Construction Corp., Ltd. 1.500%, 12/21/21	732,603

1,250,000		Echo Global Logistics, Inc. 2.500%, 05/01/20	1,234,606

400,000		Vinci, SA 0.375%, 02/16/22	454,756

			2,421,965

PRINCIPAL AMOUNT			VALUE

		Information Technology (8.2%)
1,035,000		DocuSign, Inc.* 0.500%, 09/15/23	$1,113,023

1,000,000		Envestnet, Inc. 1.750%, 12/15/19	1,176,610

780,000		Lenovo Group, Ltd. 3.375%, 01/24/24	915,088

2,945,000		Palo Alto Networks, Inc.* 0.750%, 07/01/23	3,338,776

1,360,000	EUR	SOITEC 0.000%, 06/28/23	1,779,520

2,045,000		Splunk, Inc.* 0.500%, 09/15/23	2,326,699

700,000		Workday, Inc. 0.250%, 10/01/22	1,039,350

2,050,000		Xero Investments, Ltd. 2.375%, 10/04/23	2,134,060

			13,823,126

		Materials (1.5%)
1,560,000		Cemex, SAB de CV 3.720%, 03/15/20	1,553,081

1,000,000		Glencore Funding, LLC 0.000%, 03/27/25	916,780

			2,469,861

		Real Estate (0.5%)
747,000		IH Merger Sub, LLC 3.500%, 01/15/22	867,622

		TOTAL CONVERTIBLE BONDS (Cost $48,559,620)	48,717,990

SYNTHETIC CONVERTIBLE SECURITIES (7.0%)¤
Corporate Bond (0.6%)
		Information Technology (0.6%)
1,080,000		Apple, Inc. 2.000%, 11/13/20	1,072,618

U.S. Government and Agency Securities (6.3%)
		United States Treasury Note
2,205,000		1.875%, 05/31/22	2,181,224

2,200,000		1.875%, 10/31/22	2,172,595

2,125,000		1.750%, 10/31/20	2,107,559

2,095,000		2.625%, 08/15/20^	2,102,581

2,080,000		2.625%, 11/15/20	2,089,528

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	10,653,487

128	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Option (0.1%) #
		Consumer Discretionary (0.1%)
8 1,483,992		Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	$116,440

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $12,021,316)	11,842,545

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (7.7%)
		Communication Services (3.1%)
24,900		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	5,168,717

		Health Care (0.5%)
835		Danaher Corp. 4.750%, 04/15/22	879,673

		Real Estate (1.1%)
1,580		Crown Castle International Corp. 6.875%, 08/01/20	1,823,304

		Utilities (3.0%)
16,600		American Electric Power Company, Inc. 6.125%, 03/15/22	862,868

37,800		DTE Energy Company 6.500%, 10/01/19	2,109,618

33,600		NextEra Energy, Inc. 6.123%, 09/01/19	2,096,640

			5,069,126

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,804,895)	12,940,820

COMMON STOCKS (53.7%)
		Communication Services (9.5%)
2,250		Alphabet, Inc. - Class A#	2,697,660

5,800	JPY	Nintendo Company, Ltd.	1,997,610

74,800	HKD	Tencent Holdings, Ltd.	3,686,716

24,600		Verizon Communications, Inc.	1,406,874

45,900		Walt Disney Company	6,286,923

			16,075,783

		Consumer Discretionary (5.7%)
530		Amazon.com, Inc.#	1,021,056

16,200		Aptiv, PLC	1,388,340

57,100	GBP	Compass Group, PLC	1,299,245

16,100	EUR	Daimler, AG	1,056,739

14,300		Lowe’s Companies, Inc.	1,617,902

7,400		Lululemon Athletica, Inc.#	1,304,990

NUMBER OF SHARES			VALUE

3,200	EUR	Puma, SE	$1,979,401

			9,667,673

		Consumer Staples (8.9%)
36,800	CAD	Alimentation Couche-Tard, Inc. - Class B	2,169,763

32,800		Coca-Cola Company	1,609,168

14,000	EUR	Danone, SA	1,132,286

30,900	GBP	Diageo, PLC	1,302,674

16,000	EUR	Kerry Group, PLC - Class A	1,787,620

26,700	CHF	Nestlé, SA	2,570,612

10,500		Philip Morris International, Inc.	908,880

14,983	EUR	Unilever, NV	906,540

26,000		Walmart, Inc.	2,673,840

			15,061,383

		Energy (4.9%)
12,800		Chevron Corp.	1,536,768

24,500		Exxon Mobil Corp.	1,966,860

18,400		Marathon Petroleum Corp.	1,120,008

55,000	EUR	Royal Dutch Shell, PLC - Class A	1,750,152

42,800		Schlumberger, Ltd.	1,826,704

			8,200,492

		Financials (8.7%)
127,000	HKD	AIA Group, Ltd.	1,300,408

117,200		Bank of America Corp.	3,583,976

10,500		Cboe Global Markets, Inc.	1,066,905

15,850	EUR	Deutsche Böerse, AG	2,117,914

8,600		Goldman Sachs Group, Inc.	1,770,912

75,100	INR	HDFC Bank, Ltd.	2,496,502

80,400		Itau Unibanco Holding, SA	695,460

32,300		US Bancorp	1,722,236

			14,754,313

		Health Care (7.1%)
21,400	GBP	AstraZeneca, PLC	1,594,296

12,600	AUD	CSL, Ltd.	1,767,298

8,800		Edwards Lifesciences Corp.#	1,549,416

1,800		Intuitive Surgical, Inc.#	919,134

27,400		Johnson & Johnson	3,868,880

14,000		Laboratory Corp. of America Holdings#	2,238,880

			11,937,904

		Industrials (1.8%)
14,700		Delta Air Lines, Inc.	856,863

11,500	JPY	FANUC Corp.	2,160,567

			3,017,430

		Information Technology (7.1%)
10,800		Apple, Inc.	2,167,236

5,025	EUR	ASML Holding, NV	1,049,274

See accompanying Notes to Schedule of Investments	www.calamos.com	129

Global Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES			VALUE

194,800	SEK	LM Ericsson Telephone Company - Class B	$1,926,995

7,700		MasterCard, Inc. - Class A	1,957,648

17,800		Microsoft Corp.	2,324,680

9,100		PayPal Holdings, Inc.#	1,026,207

174,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,460,909

			11,912,949

		TOTAL COMMON STOCKS (Cost $73,641,088)	90,627,927

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.1%)#
		Other (0.1%)
		Invesco QQQ Trust Series

950 18,006,300		Put, 05/17/19, Strike $178.00	27,550

440 8,339,760		Put, 07/19/19, Strike $187.00	187,440

		TOTAL PURCHASED OPTIONS (Cost $589,403)	214,990

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (3.1%)
2,578,200		Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	2,578,973

2,577,640		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	2,577,640

		TOTAL SHORT TERM INVESTMENTS (Cost $5,156,613)	5,156,613

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)

442,808	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $442,808)	$442,808

TOTAL INVESTMENTS (100.8%) (Cost $150,215,743)		169,943,693

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(442,808)

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(833,312)

NET ASSETS (100.0%)		$168,667,573

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

130	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments April 30, 2019 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

SEK	Swedish Krona

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$120,878,265	71.1%
European Monetary Unit	16,413,337	9.7%

Hong Kong Dollar	7,650,200	4.5%
Japanese Yen	6,148,082	3.6%

British Pound Sterling	4,196,215	2.5%
Canadian Dollar	3,702,675	2.2%

Swiss Franc	2,570,612	1.5%
Indian Rupee	2,496,502	1.5%

Swedish Krona	1,926,995	1.1%
Australian Dollar	1,767,298	1.0%

New Taiwan Dollar	1,460,909	0.9%
Chinese Yuan Renminbi	732,603	0.4%

Total Investments	$169,943,693	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	131

Total Return Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (49.1%)
	Airlines (0.2%)
110,346	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	$116,421

	Communication Services (3.9%)
250,000	Comcast Corp. 3.900%, 03/01/38	248,786

110,000	Crown Castle Towers, LLC* 3.720%, 07/15/43	111,667

200,000	CSC Holdings, LLC* 5.500%, 05/15/26	205,967

300,000	Electronic Arts, Inc. 4.800%, 03/01/26	322,566

150,000	Embarq Corp. 7.995%, 06/01/36	148,125

150,000	Fox Corp.* 3.666%, 01/25/22	153,194

110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	110,747

125,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	126,408

125,000	T-Mobile USA, Inc.^ 4.000%, 04/15/22	127,092

135,000	United States Cellular Corp. 6.700%, 12/15/33	143,916

255,000	Verizon Communications, Inc.* 4.016%, 12/03/29	266,392

		1,964,860

	Consumer Discretionary (7.2%)
200,000	Allergan Funding SCS 3.800%, 03/15/25	202,109

250,000	BMW US Capital, LLC* 3.100%, 04/12/21	251,891

275,000	Cargill, Inc.* 3.250%, 03/01/23	279,212

150,000	CCO Holdings, LLC / CCO Holdings Capital Corp.*^ 5.750%, 02/15/26	157,121

250,000	D.R. Horton, Inc. 4.750%, 02/15/23	260,527

130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	131,593

150,000	DISH DBS Corp.^ 7.750%, 07/01/26	134,473

250,000	Expedia Group, Inc. 5.950%, 08/15/20	260,006

250,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	261,799

250,000	General Motors Financial Company, Inc. 3.700%, 05/09/23	251,638

250,000	Harley-Davidson Financial Services, Inc.* 4.050%, 02/04/22	255,739

PRINCIPAL AMOUNT		VALUE

250,000	Hasbro, Inc. 3.150%, 05/15/21	$251,125

125,000	International Game Technology, PLC* 6.250%, 02/15/22	131,103

150,000	Lennar Corp. 4.750%, 11/15/22	154,085

100,000	Mattel, Inc.* 6.750%, 12/31/25	100,291

125,000	Penske Automotive Group, Inc. 3.750%, 08/15/20	125,544

174,847	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	183,754

250,000	Warner Media, LLC 3.600%, 07/15/25	253,120

		3,645,130

	Consumer Staples (2.7%)
200,000	Brown-Forman Corp. 3.500%, 04/15/25	206,301

250,000	Conagra Brands, Inc. 3.800%, 10/22/21	254,967

250,000	General Mills, Inc. 2.600%, 10/12/22	247,494

150,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	154,865

250,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	244,336

250,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	252,221

		1,360,184

	Energy (1.9%)
200,000	Buckeye Partners, LP‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	184,905

150,000	Continental Resources, Inc.^ 4.500%, 04/15/23	155,364

175,000	Energy Transfer Operating, LP‡ 5.597%, 11/01/66 3 mo. USD LIBOR + 3.02%	145,240

125,000	Enterprise Products Operating, LLC‡ 4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	119,604

125,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	120,281

250,000	Schlumberger Investment, SA* 3.300%, 09/14/21	252,915

		978,309

	Financials (14.3%)
100,000	Ally Financial, Inc. 8.000%, 11/01/31	128,378

132	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

250,000	American Express Company 3.000%, 10/30/24	$250,059

250,000	American International Group, Inc. 3.750%, 07/10/25	252,910

250,000	Axis Specialty Finance, PLC^ 4.000%, 12/06/27	249,022

300,000	Bank of America Corp.‡ 3.366%, 01/23/26 3 mo. USD LIBOR + 0.81%	300,541

250,000	Bank of Montreal 3.300%, 02/05/24	253,260

300,000	Bank of Nova Scotia^ 2.450%, 09/19/22	298,672

150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	157,247

350,000	Capital One Financial Corp. 3.200%, 01/30/23	351,491

250,000	CIT Group, Inc. 4.125%, 03/09/21	253,841

150,000	CNO Financial Group, Inc. 4.500%, 05/30/20	151,858

350,000	Discover Bank 3.450%, 07/27/26	341,595

200,000	Fifth Third Bancorp^ 3.650%, 01/25/24	205,724

250,000	Franklin Resources, Inc. 2.850%, 03/30/25	248,899

125,000	Goldman Sachs Group, Inc.‡ 3.814%, 04/23/29 3 mo. USD LIBOR + 1.16%	124,436

250,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	193,676

300,000	JPMorgan Chase & Company‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	300,346

200,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	204,277

250,000	Markel Corp.^ 3.500%, 11/01/27	239,574

400,000	MetLife, Inc. 6.400%, 12/15/66	442,738

250,000	Morgan Stanley 2.500%, 04/21/21	248,699

100,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	97,332

250,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	246,311

100,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	100,436

250,000	Torchmark Corp. 4.550%, 09/15/28	266,109

PRINCIPAL AMOUNT		VALUE

170,000	Toronto-Dominion Bank^ 3.250%, 03/11/24	$172,629

200,000	Travelers Companies, Inc. 4.050%, 03/07/48	205,686

250,000	US Bancorp 3.600%, 09/11/24	258,344

350,000	USAA Capital Corp.* 2.000%, 06/01/21	345,142

250,000	Ventas Realty, LP 4.000%, 03/01/28	253,747

125,000	Wells Fargo & Company^ 4.400%, 06/14/46	125,738

		7,268,717

	Health Care (3.0%)
250,000	AbbVie, Inc. 2.850%, 05/14/23	247,685

150,000	CVS Health Corp. 4.780%, 03/25/38	146,286

200,000	Humana, Inc. 3.850%, 10/01/24	204,642

250,000	Johnson & Johnson 3.400%, 01/15/38	245,713

200,000	Magellan Health, Inc. 4.900%, 09/22/24	195,169

250,000	Teva Pharmaceutical Finance Netherlands III, BV 6.000%, 04/15/24	255,192

200,000	Thermo Fisher Scientific, Inc. 3.150%, 01/15/23	201,536

		1,496,223

	Industrials (3.2%)
205,000	Aircastle, Ltd.^ 5.000%, 04/01/23	213,144

200,000	Delta Air Lines, Inc. 3.625%, 03/15/22	202,238

91,654	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	92,690

200,000	IHO Verwaltungs GmbH* 4.125%, 09/15/21 4.875% PIK rate	201,502

250,000	Park Aerospace Holdings, Ltd.* 5.250%, 08/15/22	260,476

200,000	Rockwell Collins, Inc.^ 2.800%, 03/15/22	199,539

193,302	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	196,491

250,000	Verisk Analytics, Inc. 4.125%, 09/12/22	259,808

		1,625,888

See accompanying Notes to Schedule of Investments	www.calamos.com	133

Total Return Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Information Technology (3.7%)
200,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	$204,803

250,000	Amphenol Corp. 4.000%, 02/01/22	257,143

250,000	Apple, Inc. 4.375%, 05/13/45	267,922

200,000	Dell International, LLC / EMC Corp.* 6.020%, 06/15/26	217,078

250,000	Fiserv, Inc. 3.500%, 10/01/22	254,771

125,000	Hewlett Packard Enterprise Company^ 4.900%, 10/15/25	133,593

250,000	Microsoft Corp. 4.100%, 02/06/37	269,006

250,000	NXP, BV / NXP Funding, LLC* 4.125%, 06/01/21	255,085

		1,859,401

	Materials (1.3%)
200,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	211,766

175,000	ArcelorMittal, SA 7.000%, 10/15/39	201,489

250,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	256,882

		670,137

	Real Estate (3.6%)
250,000	American Tower Corp. 5.900%, 11/01/21	268,580

250,000	EPR Properties 4.950%, 04/15/28	262,148

250,000	HCP, Inc. 4.200%, 03/01/24	259,834

300,000	Hospitality Properties Trust 3.950%, 01/15/28	279,754

150,000	SL Green Operating Partnership, LP 3.250%, 10/15/22	150,030

400,000	Tanger Properties, LP^ 3.875%, 07/15/27	387,218

200,000	UDR, Inc. 4.625%, 01/10/22	207,777

		1,815,341

	Utilities (4.1%)
250,000	AES Corp. 4.000%, 03/15/21	253,614

250,000	Alabama Power Company^ 2.450%, 03/30/22	248,741

150,000	Berkshire Hathaway Energy Company^ 3.800%, 07/15/48	143,813

250,000	CenterPoint Energy, Inc. 3.850%, 02/01/24	257,340

PRINCIPAL AMOUNT		VALUE

150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	$145,402

250,000	Exelon Corp. 2.450%, 04/15/21	247,341

100,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	103,345

150,000	Northern States Power Co. 3.750%, 12/01/47	143,610

175,000	PPL Capital Funding, Inc.‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	163,504

150,000	Public Service Electric & Gas Company 3.600%, 12/01/47	144,584

250,000	Southern California Edison Company 3.400%, 06/01/23	251,671

		2,102,965

	TOTAL CORPORATE BONDS (Cost $24,694,995)	24,903,576

BANK LOANS (3.8%)‡
	Communication Services (0.4%)
199,500	Sprint Communications, Inc. 5.500%, 02/02/24 1 mo. LIBOR + 3.00%	196,923

	Consumer Staples (0.4%)
177,934	JBS USA LUX, SA! 10/30/22	178,259

	Financials (0.9%)
222,727	GLP Financing, LLC 3.977%, 04/28/21 1 mo. LIBOR + 1.50%	221,474

250,000	Level 3 Financing, Inc. 4.733%, 02/22/24 1 mo. LIBOR + 2.25%	250,438

		471,912

	Health Care (1.5%)
249,370	HCA, Inc. 4.483%, 03/13/25 1 mo. LIBOR + 2.00%	250,172

282,022	Mallinckrodt International Finance, SA 5.351%, 09/24/24 3 mo. LIBOR + 2.75%	254,827

272,874	Amneal Pharmaceuticals, LLC 6.000%, 05/04/25 1 mo. LIBOR + 3.50%	274,204

		779,203

	Information Technology (0.6%)
275,000	First Data Corp. 4.481%, 04/26/24 1 mo. LIBOR + 2.00%	275,259

	TOTAL BANK LOANS (Cost $1,926,935)	1,901,556

134	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

U.S. GOVERNMENT AND AGENCY SECURITIES (37.9%)
544,109	Federal Home Loan Mortgage Corp. 3.500%, 11/01/47	$550,736

	Federal National Mortgage Association
1,281,596	3.500%, 02/01/49	1,293,908
1,026,089	3.000%, 07/01/46	1,015,751
934,979	4.000%, 06/01/48	959,815
885,377	3.500%, 08/01/47	895,679
641,409	4.000%, 04/01/48	658,446
519,869	4.500%, 04/01/48	541,042
494,854	3.000%, 03/01/47	489,868
465,288	4.000%, 03/01/47	480,147
429,825	3.000%, 02/01/33	432,316
352,999	2.500%, 09/01/31	349,963

833,839	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 2.892%, 06/25/27	838,800

460,000	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 3.350%, 01/25/28	474,203

	Government National Mortgage Association II Pool
802,385	3.500%, 10/20/47	816,327
533,329	3.000%, 10/20/47	532,605

	United States Treasury Bond
1,400,000	2.750%, 08/15/47^	1,349,972
1,250,000	3.500%, 02/15/39	1,393,533
750,000	2.875%, 11/15/46^	743,071
500,000	3.000%, 05/15/47	507,097
300,000	3.000%, 02/15/49	303,967

	United States Treasury Inflation Indexed Note
1,024,630	0.500%, 01/15/28	1,021,070
532,885	0.375%, 07/15/25	532,294

	United States Treasury Note
1,000,000	2.875%, 11/30/25	1,030,045
750,000	2.500%, 02/28/26	755,320
750,000	2.125%, 03/31/24	744,549
500,000	2.625%, 01/31/26	507,411

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $19,125,032)	19,217,935

ASSET BACKED SECURITIES (8.2%)
680,000	Ally Master Owner Trust Series 2018-1, Class A2 2.700%, 01/17/23	679,735

250,000	Credit Acceptance Auto Loan Trust Series 2018-3A, Class A* 3.550%, 08/15/27	252,857

235,000	Dell Equipment Finance Trust Series 2017-2, Class B* 2.470%, 10/24/22	234,111

174,142	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	174,314

PRINCIPAL AMOUNT		VALUE

500,000	Ford Credit Floorplan Master Owner Trust Series 2018-1, Class A1 2.950%, 05/15/23	$502,805

350,000	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	351,196

300,000	OSCAR US Funding Trust IX, LLC Series 2018-2A, Class A3* 3.390%, 09/12/22	302,327

191,630	SoFi Consumer Loan Program Trust Series 2018-4, Class A* 3.540%, 11/26/27	193,094

350,201	SoFi Professional Loan Program LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	346,274

500,000	SoFi Professional Loan Program LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	496,918

400,000	Verizon Owner Trust Series 2018-1A, Class A1A* 2.820%, 09/20/22	401,186

200,000	Verizon Owner Trust Series 2018-A, Class A1A 3.230%, 04/20/23	202,494

	TOTAL ASSET BACKED SECURITIES (Cost $4,126,912)	4,137,311

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.8%)
206,805	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	206,867

206,782	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	206,782

	TOTAL SHORT TERM INVESTMENTS (Cost $413,649)	413,649

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.0%)
2,550,385	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,550,385)	2,550,385

TOTAL INVESTMENTS (104.8%) (Cost $52,837,908)		53,124,412

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.0%)		(2,550,385)

OTHER ASSETS, LESS LIABILITIES (0.2%)		92,540

NET ASSETS (100.0%)		$50,666,567

See accompanying Notes to Schedule of Investments	www.calamos.com	135

Total Return Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2019.

!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

136	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Opportunities Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (80.2%)
	Communication Services (12.0%)
200,000	Altice Financing, SA* 7.500%, 05/15/26	$202,732

300,000	Altice France, SA* 7.375%, 05/01/26	304,854

50,000	Arrow Bidco, LLC* 9.500%, 03/15/24	49,619

120,000	Belo Corp. 7.250%, 09/15/27	129,428

145,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	133,945

	CommScope, Inc.*
115,000	5.500%, 03/01/24	120,038
25,000	8.250%, 03/01/27	27,102

80,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	76,015

	CSC Holdings, LLC*
335,000	5.500%, 04/15/27	345,780
200,000	7.500%, 04/01/28^	218,509
200,000	5.500%, 05/15/26	205,967

622,000	Embarq Corp. 7.995%, 06/01/36	614,225

50,000	Entercom Media Corp.* 6.500%, 05/01/27	51,059

	Frontier Communications Corp.
355,000	11.000%, 09/15/25	230,308
265,000	7.625%, 04/15/24	146,730
105,000	8.500%, 04/01/26*^	99,188
50,000	8.000%, 04/01/27*	51,847

	Gray Television, Inc.*
70,000	5.875%, 07/15/26	72,207
50,000	7.000%, 05/15/27^	54,126

	Hughes Satellite Systems Corp.
90,000	6.625%, 08/01/26^	91,200
30,000	5.250%, 08/01/26	30,204

300,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	303,378

	Intelsat Jackson Holdings, SA
195,000	9.750%, 07/15/25*	201,251
110,000	5.500%, 08/01/23^	99,619

65,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	55,213

125,000	Nexstar Broadcasting, Inc.* 5.625%, 08/01/24	127,035

155,000	Qwest Corp. 6.875%, 09/15/33	155,187

	Sprint Corp.
370,000	7.875%, 09/15/23	386,012
310,000	7.125%, 06/15/24	311,550
145,000	7.625%, 03/01/26	145,236

140,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	141,518

80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	74,185

PRINCIPAL AMOUNT		VALUE

196,000	United States Cellular Corp. 6.700%, 12/15/33	$208,945

	Windstream Services, LLC / Windstream Finance Corp.@
42,000	7.750%, 10/01/21	9,203
24,000	10.500%, 06/30/24*	16,796

55,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	55,864

		5,546,075

	Consumer Discretionary (11.4%)
85,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	88,492

195,000	Beverages & More, Inc.* 11.500%, 06/15/22	144,134

140,000	Boyd Gaming Corp. 6.000%, 08/15/26	145,627

155,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	151,867

	CCO Holdings, LLC / CCO Holdings Capital Corp.*^
430,000	5.125%, 05/01/27	437,125
80,000	5.000%, 02/01/28	79,969

	Century Communities, Inc.
259,000	6.875%, 05/15/22	264,781
85,000	5.875%, 07/15/25	84,433

263,000	Dana, Inc. 5.500%, 12/15/24	267,470

	DISH DBS Corp.^
150,000	7.750%, 07/01/26	134,473
90,000	5.875%, 11/15/24	77,860

270,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	279,497

130,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	131,024

110,000	goeasy, Ltd.* 7.875%, 11/01/22	115,673

175,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	170,603

200,000	International Game Technology, PLC*^ 6.250%, 01/15/27	210,172

	L Brands, Inc.^
285,000	6.875%, 11/01/35	254,524
59,000	5.250%, 02/01/28	52,731

135,000	Lennar Corp. 5.250%, 06/01/26	140,825

125,000	Liberty Interactive, LLC 8.250%, 02/01/30	129,490

170,000	M/I Homes, Inc.^ 5.625%, 08/01/25	167,622

	Mattel, Inc.
115,000	6.750%, 12/31/25*	115,335
5,000	2.350%, 08/15/21	4,815

See accompanying Notes to Schedule of Investments	www.calamos.com	137

High Income Opportunities Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

200,000	Mclaren Finance, PLC* 5.750%, 08/01/22	$196,880

155,000	Meritage Homes Corp. 6.000%, 06/01/25	165,011

160,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	162,548

	PetSmart, Inc.*^
195,000	5.875%, 06/01/25	176,965
35,000	8.875%, 06/01/25	31,156

	Rite Aid Corp.
275,000	7.700%, 02/15/27	170,940
85,000	6.125%, 04/01/23*	72,384

100,000	Salem Media Group, Inc.* 6.750%, 06/01/24	90,038

135,000	Sally Holdings, LLC / Sally Capital, Inc. 5.625%, 12/01/25	134,749

150,000	Sotheby’s* 4.875%, 12/15/25	147,273

100,000	Staples, Inc.* 7.500%, 04/15/26	100,150

140,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	144,792

49,131	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	51,633

		5,293,061

	Consumer Staples (4.6%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC
125,000	5.750%, 03/15/25	124,426
75,000	7.500%, 03/15/26*^	79,797

50,000	Dean Foods Company* 6.500%, 03/15/23	26,360

85,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	87,949

120,000	Fresh Market, Inc.* 9.750%, 05/01/23	92,189

	JBS USA LUX, SA / JBS USA Finance, Inc.*
500,000	7.250%, 06/01/21	502,107
205,000	6.750%, 02/15/28	216,807
25,000	5.875%, 07/15/24	25,684

200,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	211,499

	New Albertson’s, Inc.
105,000	7.450%, 08/01/29^	98,470
90,000	7.750%, 06/15/26	85,820
70,000	8.000%, 05/01/31	66,380

	Pilgrim’s Pride Corp.*
145,000	5.875%, 09/30/27	150,129
60,000	5.750%, 03/15/25	61,478

	Post Holdings, Inc.*
110,000	5.750%, 03/01/27	113,076
30,000	5.625%, 01/15/28	30,393

PRINCIPAL AMOUNT		VALUE

	Simmons Foods, Inc.*
104,000	7.750%, 01/15/24	$111,213
65,000	5.750%, 11/01/24^	59,815

		2,143,592

	Energy (11.9%)
85,000	Apergy Corp. 6.375%, 05/01/26	88,029

45,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	44,325

145,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp. 6.875%, 02/01/25	145,912

82,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	77,940

145,000	Buckeye Partners, LP‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	134,056

205,000	Calfrac Holdings, LP* 8.500%, 06/15/26	172,613

105,000	California Resources Corp.*^ 8.000%, 12/15/22	80,326

160,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	155,908

145,000	Chaparral Energy, Inc.*^ 8.750%, 07/15/23	107,462

110,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	113,778

	Chesapeake Energy Corp.^
150,000	8.000%, 01/15/25	151,998
120,000	7.000%, 10/01/24	118,925

50,000	Comstock Resources, Inc.* 9.750%, 08/15/26	45,791

125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	116,695

75,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	74,169

	Denbury Resources, Inc.
120,000	5.500%, 05/01/22	93,193
110,000	7.500%, 02/15/24*^	101,918
80,000	9.250%, 03/31/22*^	81,398

75,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	73,046

285,000	Energy Transfer Operating, LP‡ 5.597%, 11/01/66 3 mo. USD LIBOR + 3.02%	236,534

	Enterprise Products Operating, LLC‡
170,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	162,662
55,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	51,197

	EP Energy, LLC / Everest Acquisition Finance, Inc.*
100,000	9.375%, 05/01/24	36,372

138	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE
75,000	7.750%, 05/15/26	$66,880

	Genesis Energy, LP / Genesis Energy Finance Corp.
150,000	6.500%, 10/01/25	150,914
150,000	6.250%, 05/15/26^	148,717

	Gulfport Energy Corp.
130,000	6.375%, 05/15/25^	114,617
100,000	6.000%, 10/15/24	88,106

110,000	Halcon Resources Corp. 6.750%, 02/15/25	70,983

183,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	182,594

135,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	137,853

180,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	163,647

	Moss Creek Resources Holdings, Inc.*
50,000	7.500%, 01/15/26	45,913
45,000	10.500%, 05/15/27	46,042

80,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	82,797

15,074	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	15,911

95,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	92,930

150,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	146,464

80,000	PDC Energy, Inc. 5.750%, 05/15/26	80,186

125,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/20	124,968

100,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	96,224

55,000	QEP Resources, Inc.^ 5.625%, 03/01/26	51,644

165,000	SESI, LLC 7.750%, 09/15/24	121,922

60,000	SM Energy Company^ 6.750%, 09/15/26	57,715

75,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.* 6.500%, 07/15/27	80,491

30,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	29,002

25,515	Transocean Pontus, Ltd.* 6.125%, 08/01/25	26,310

145,000	Transocean, Inc.*^ 7.500%, 01/15/26	143,570

PRINCIPAL AMOUNT		VALUE

150,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	$117,296

215,000	W&T Offshore, Inc.* 9.750%, 11/01/23	219,075

285,000	Weatherford International, Ltd. 8.250%, 06/15/23	201,425

150,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	149,652

		5,518,095

	Financials (11.9%)
295,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	267,572

390,000	Ally Financial, Inc. 8.000%, 11/01/31	500,672

145,000	Amwins Group, Inc.* 7.750%, 07/01/26	145,964

275,000	Ardonagh Midco 3, PLC*^ 8.625%, 07/15/23	228,287

315,000	AssuredPartners, Inc.* 7.000%, 08/15/25	298,199

70,000	Bank of America Corp.‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	72,429

125,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	126,888

45,000	Charles Schwab Corp.‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	43,834

130,000	Credit Acceptance Corp.* 6.625%, 03/15/26	136,840

130,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	130,811

135,000	HUB International, Ltd.* 7.000%, 05/01/26	136,254

160,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	123,953

230,000	Iron Mountain, Inc.* 5.250%, 03/15/28	227,132

625,000	Jefferies Finance, LLC* 7.250%, 08/15/24	617,875

140,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	139,688

150,000	Level 3 Financing, Inc. 5.375%, 05/01/25	153,011

125,000	Lions Gate Capital Holdings, LLC* 6.375%, 02/01/24	130,973

175,000	LPL Holdings, Inc.* 5.750%, 09/15/25	178,588

See accompanying Notes to Schedule of Investments	www.calamos.com	139

High Income Opportunities Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

260,000	MetLife, Inc. 6.400%, 12/15/66	$287,780

285,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	285,627

225,000	Navient Corp. 6.750%, 06/25/25	230,559

190,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	184,931

80,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 4.875%, 06/01/23	76,397

	Springleaf Finance Corp.
185,000	6.875%, 03/15/25	198,691
140,000	7.125%, 03/15/26	150,495

150,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	150,653

310,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	303,290

		5,527,393

	Health Care (8.7%)
180,000	Acadia Healthcare Company, Inc.^ 6.500%, 03/01/24	186,098

	Bausch Health Americas, Inc.*
295,000	8.500%, 01/31/27	322,195
135,000	9.250%, 04/01/26	150,436

	Bausch Health Cos., Inc.*
300,000	9.000%, 12/15/25	332,471
25,000	5.750%, 08/15/27^	26,120

	CHS/Community Health Systems, Inc.
388,000	8.125%, 06/30/24*	290,113
75,000	6.250%, 03/31/23	73,119
60,000	8.000%, 03/15/26*	58,451
40,000	6.875%, 02/01/22	26,272

265,000	DaVita, Inc.^ 5.125%, 07/15/24	265,538

275,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	224,531

130,000	HCA, Inc. 7.500%, 11/06/33	150,264

200,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	216,735

240,000	Magellan Health, Inc. 4.900%, 09/22/24	234,203

80,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	62,902

80,000	Par Pharmaceutical, Inc.* 7.500%, 04/01/27	83,152

60,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	51,142

	Tenet Healthcare Corp.
140,000	4.625%, 07/15/24	140,547

PRINCIPAL AMOUNT		VALUE
120,000	6.250%, 02/01/27*	$125,221
50,000	6.875%, 11/15/31	46,180

	Teva Pharmaceutical Finance Netherlands III, BV
600,000	6.000%, 04/15/24	612,462
255,000	2.800%, 07/21/23	231,994

125,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	121,379

		4,031,525

	Industrials (11.3%)
200,000	ACCO Brands Corp.* 5.250%, 12/15/24	199,143

	Allison Transmission, Inc.*
175,000	4.750%, 10/01/27^	171,884
25,000	5.875%, 06/01/29	25,755

115,000	Arconic, Inc.^ 5.125%, 10/01/24	118,820

218,287	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	215,725

50,000	Avolon Holdings Funding, Ltd.* 5.250%, 05/15/24	52,331

150,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	144,526

220,000	Bombardier, Inc.*^ 7.500%, 03/15/25	221,422

	Covanta Holding Corp.
160,000	5.875%, 03/01/24	165,001
45,000	5.875%, 07/01/25	46,251

155,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	142,445

200,000	Fly Leasing, Ltd. 5.250%, 10/15/24	194,938

257,000	Garda World Security Corp.* 7.250%, 11/15/21	257,733

	Golden Nugget, Inc.*
135,000	6.750%, 10/15/24	138,247
130,000	8.750%, 10/01/25	136,048

155,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	163,914

255,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	260,465

	Hertz Corp.
75,000	7.375%, 01/15/21	75,094
40,000	7.625%, 06/01/22*^	41,371

182,000	Icahn Enterprises, LP 6.750%, 02/01/24	191,300

200,000	James Hardie International Finance, Ltd.* 4.750%, 01/15/25	200,590

150,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	143,736

80,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	78,021

140	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

205,000	Meritor, Inc. 6.250%, 02/15/24	$211,442

210,000	Navistar International Corp.* 6.625%, 11/01/25	214,869

	Park Aerospace Holdings, Ltd.*
90,000	4.500%, 03/15/23	91,173
65,000	5.500%, 02/15/24	68,533

315,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	316,147

60,000	Scientific Games International, Inc.* 8.250%, 03/15/26	62,183

30,000	Summit Materials, LLC / Summit Materials Finance Corp.*^ 6.500%, 03/15/27	31,061

105,000	Tennant Company 5.625%, 05/01/25	108,157

25,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	23,011

	TransDigm, Inc.*
195,000	7.500%, 03/15/27	201,373
125,000	6.250%, 03/15/26	130,309

	United Rentals North America, Inc.
125,000	5.875%, 09/15/26	130,786
55,000	6.500%, 12/15/26^	58,944

75,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	74,961

115,000	XPO Logistics, Inc.* 6.750%, 08/15/24	119,149

		5,226,858

	Information Technology (1.3%)
130,000	CommScope Technologies, LLC* 6.000%, 06/15/25	132,400

150,000	Entercom Media Corp.*^ 7.250%, 11/01/24	155,452

145,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	128,540

170,000	VFH Parent, LLC* 6.750%, 06/15/22	175,952

		592,344

	Materials (5.4%)
308,000	AK Steel Corp. 6.375%, 10/15/25	260,626

470,000	ArcelorMittal, SA 7.000%, 10/15/39	541,142

335,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	338,650

55,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	55,714

200,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	197,936

PRINCIPAL AMOUNT		VALUE

200,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	$202,600

85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	87,123

50,000	Kinross Gold Corp. 4.500%, 07/15/27	48,403

25,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	25,685

140,000	New Gold, Inc.*^ 6.375%, 05/15/25	112,673

400,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	413,206

	United States Steel Corp.^
185,000	6.875%, 08/15/25	174,618
55,000	6.250%, 03/15/26	49,444

		2,507,820

	Real Estate (0.5%)
130,000	CBL & Associates, LP^ 5.250%, 12/01/23	94,532

125,000	Forestar Group, Inc.* 8.000%, 04/15/24	128,663

		223,195

	Utilities (1.2%)
85,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	87,843

265,000	PPL Capital Funding, Inc.‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	247,592

55,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	57,716

150,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	148,267

		541,418

	TOTAL CORPORATE BONDS (Cost $38,215,498)	37,151,376

CONVERTIBLE BONDS (1.1%)
	Consumer Discretionary (0.8%)
110,000	DISH Network Corp. 2.375%, 03/15/24	95,681

	Liberty Interactive, LLC
253,579	4.000%, 11/15/29	177,850
165,000	3.750%, 02/15/30	115,301

		388,832

	Financials (0.3%)
125,000	Prospect Capital Corp. 4.950%, 07/15/22	123,806

	TOTAL CONVERTIBLE BONDS (Cost $516,904)	512,638

See accompanying Notes to Schedule of Investments	www.calamos.com	141

High Income Opportunities Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

BANK LOANS (10.8%)
	Communication Services (2.3%)
205,209	Cumulus Media New Holdings, Inc.‡ 6.990%, 05/15/22 1 mo. LIBOR + 4.50%	$203,850

150,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	151,625

125,000	Intelsat Jackson Holdings, SA‡ 6.979%, 01/02/24 1 mo. LIBOR + 4.50%	126,228

192,186	New Media Holdings II, LLC‡ 8.733%, 07/14/22 1 mo. LIBOR + 6.25%	192,266

249,375	Sprint Communications, Inc.‡ 5.500%, 02/02/24 1 mo. LIBOR + 3.00%	246,154

130,000	Windstream Services, LLC‡ 9.750%, 02/17/24 3 mo. LIBOR + 4.25%”	132,210

		1,052,333

	Consumer Discretionary (1.3%)
69,475	American Greetings Corp.‡ 6.983%, 04/06/24 1 mo. LIBOR + 4.50%	69,779

249,375	R.R. Donnelley & Sons Company‡ 7.483%, 01/15/24 1 mo. LIBOR + 5.00%	250,361

281,250	Weight Watchers International, Inc.‡ 7.350%, 11/29/24 3 mo. LIBOR + 4.75%	271,231

		591,371

	Consumer Staples (0.5%)
222,418	JBS USA LUX, SA! 10/30/22	222,823

	Energy (0.5%)
100,000	Epic Crude Services, LP‡ 7.490%, 02/20/26 1 mo. LIBOR + 5.00%	99,834

118,800	McDermott Technology Americas, Inc.‡ 7.483%, 05/10/25 1 mo. LIBOR + 5.00%	117,822

		217,656

	Financials (1.3%)
54,412	AssuredPartners, Inc.‡ 5.733%, 10/22/24 1 mo. LIBOR + 3.25%	54,242

272,250	Genworth Holdings, Inc.‡ 6.987%, 03/07/23 1 mo. LIBOR + 4.50%	275,143

89,091	GLP Financing, LLC‡ 3.977%, 04/28/21 1 mo. LIBOR + 1.50%	88,590

PRINCIPAL AMOUNT		VALUE

198,500	HUB International, Ltd.‡ 5.336%, 04/25/25 3 mo. LIBOR + 2.75%	$196,763

		614,738

	Health Care (3.3%)
272,874	Amneal Pharmaceuticals, LLC‡ 6.000%, 05/04/25 1 mo. LIBOR + 3.50%	274,204

254,375	Bausch Health Americas, Inc.‡ 5.474%, 06/02/25 1 mo. LIBOR + 3.00%	255,820

195,000	Gentiva Health Services, Inc.‡ 9.500%, 07/02/26 1 mo. LIBOR + 7.00%	200,728

68,074	Gentiva Health Services, Inc.‡ 6.250%, 07/02/25 1 mo. LIBOR + 3.75%	68,372

258,520	Mallinckrodt International Finance, SA‡ 5.351%, 09/24/24 3 mo. LIBOR + 2.75%	233,591

269,500	Ortho Clinical Diagnostics, SA‡ 5.733%, 06/30/25 1 mo. LIBOR + 3.25%	264,784

271,537	Team Health Holdings, Inc.‡ 5.233%, 02/06/24 1 mo. LIBOR + 2.75%	255,584

		1,553,083

	Industrials (0.5%)
250,000	Dun & Bradstreet Corporation (The)‡ 7.479%, 02/01/26 1 mo. LIBOR + 5.00%	252,189

	Information Technology (1.1%)
249,375	BMC Software Finance, Inc.‡ 6.851%, 10/02/25 3 mo. LIBOR + 4.25%	248,284

250,000	First Data Corp.‡ 4.481%, 04/26/24 1 mo. LIBOR + 2.00%	250,235

		498,519

	TOTAL BANK LOANS (Cost $5,002,118)	5,002,712

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (0.9%)
	Energy (0.9%)
	NuStar Energy, LP‡
12,850	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	265,224
6,917	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	162,273

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $506,756)	427,497

142	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments April 30, 2019 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (1.6%)
	Communication Services (0.1%)
1,527	Cumulus Media, Inc. - Class A#	$27,669

	Energy (1.5%)
215	Chevron Corp.	25,813

6,100	Energy Transfer, LP	92,232

4,645	Enterprise Products Partners, LP	132,986

1,525	GasLog, Ltd.	23,836

1,840	Magellan Midstream Partners, LP	114,098

790	Schlumberger, Ltd.	33,717

2,675	Targa Resources Corp.	107,401

4,769	Tidewater, Inc.#	107,303

5,504	Transocean, Ltd.^#	43,261

965	Williams Companies, Inc.	27,339

		707,986

	TOTAL COMMON STOCKS (Cost $754,276)	735,655

SHORT TERM INVESTMENTS (4.9%)
1,119,269	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	1,119,605

1,119,280	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	1,119,280

	TOTAL SHORT TERM INVESTMENTS (Cost $2,238,956)	2,238,885

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (12.5%)
5,792,850	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $5,792,850)	5,792,850

TOTAL INVESTMENTS (112.0%) (Cost $53,027,358)		51,861,613

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-12.5%)		(5,792,850)

OTHER ASSETS, LESS LIABILITIES (0.5%)		247,793

NET ASSETS (100.0%)		$46,316,556

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

@	In default status and considered non-income producing.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2019.

!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	143

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (62.1%)
	Airlines (0.4%)
227,181	American Airlines Pass Through Trust Series 2013-2, Class B* 5.600%, 07/15/20	$230,537

518,625	UAL Pass Through Trust Series 2007-1 6.636%, 07/02/22	547,178

		777,715

	Communication Services (2.5%)
500,000	Activision Blizzard, Inc. 2.300%, 09/15/21	494,155

	AT&T, Inc.
250,000	2.800%, 02/17/21	250,204
225,000	2.450%, 06/30/20	224,372

200,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	207,606

500,000	Comcast Corp. 3.300%, 10/01/20	504,340

500,000	Electronic Arts, Inc. 3.700%, 03/01/21	507,743

500,000	Fox Corp.* 3.666%, 01/25/22	510,647

250,000	Hughes Satellite Systems Corp. 6.500%, 06/15/19	251,186

	Netflix, Inc.
250,000	5.500%, 02/15/22	263,530
250,000	5.375%, 02/01/21	260,036

250,000	Qwest Corp. 6.750%, 12/01/21	266,594

312,500	Sprint Spectrum Company, LLC / Sprint Spectrum Company II, LLC / Sprint Spectrum Company III, LLC* 3.360%, 09/20/21	312,252

250,000	T-Mobile USA, Inc.^ 4.000%, 04/15/22	254,185

250,000	Tencent Holdings, Ltd.* 3.375%, 05/02/19	250,000

		4,556,850

	Consumer Discretionary (7.9%)
	American Honda Finance Corp.^
250,000	3.150%, 01/08/21	252,304
250,000	2.000%, 02/14/20	248,611

	BMW US Capital, LLC*
250,000	3.100%, 04/12/21	251,891
250,000	2.950%, 04/14/22	250,885
250,000	2.000%, 04/11/21	246,783

	Cargill, Inc.*
500,000	3.250%, 11/15/21	505,475
250,000	3.050%, 04/19/21	251,538

159,532	Continental Airlines Pass Through Trust Series 2012-2, Class B 5.500%, 10/29/20	163,634

PRINCIPAL AMOUNT		VALUE

	D.R. Horton, Inc.
250,000	4.000%, 02/15/20	$252,157
250,000	2.550%, 12/01/20	248,921

	Daimler Finance North America, LLC*
500,000	3.000%, 02/22/21	501,045
250,000	3.400%, 02/22/22	252,825

327,177	Delta Air Lines Pass Through Trust Series 2007-1, Class A 6.821%, 08/10/22	357,106

272,622	Delta Air Lines Pass Through Trust Series 2007-1, Class B 8.021%, 08/10/22	299,809

16,964	Delta Air Lines Pass Through Trust Series 2010-2, Class A 4.950%, 05/23/19	16,990

323,802	Delta Air Lines Pass Through Trust Series 2012-1, Class A 4.750%, 05/07/20	328,539

252,000	Expedia Group, Inc. 5.950%, 08/15/20	262,086

250,000	Ford Motor Credit Company, LLC 2.343%, 11/02/20	246,393

	General Motors Financial Company, Inc.
400,000	3.200%, 07/06/21	399,924
250,000	3.200%, 07/13/20	250,630
100,000	3.150%, 01/15/20	100,135

500,000	GLP Capital, LP / GLP Financing II, Inc. 4.875%, 11/01/20	509,910

505,000	goeasy, Ltd.* 7.875%, 11/01/22	531,043

500,000	Harley-Davidson Financial Services, Inc.* 3.550%, 05/21/21	505,112

750,000	Hasbro, Inc. 3.150%, 05/15/21	753,375

250,000	Home Depot, Inc. 3.250%, 03/01/22	254,812

250,000	International Game Technology, PLC* 6.250%, 02/15/22	262,206

	Lennar Corp.
250,000	6.250%, 12/15/21	264,319
250,000	4.500%, 11/15/19	250,800

	Marriott International, Inc.‡
500,000	3.245%, 03/08/21	502,002
250,000	3.226%, 12/01/20 3 mo. USD LIBOR + .60%	251,263

500,000	Mattel, Inc. 2.350%, 08/15/21	481,507

432,000	McDonald’s Corp. 3.500%, 07/15/20	436,588

250,000	Nissan Motor Acceptance Corp.* 2.150%, 07/13/20	247,154

500,000	Nordstrom, Inc. 4.750%, 05/01/20	509,430

250,000	Penske Automotive Group, Inc. 3.750%, 08/15/20	251,088

144	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

500,000	Penske Truck Leasing Company, LP / PTL Finance Corp.* 3.650%, 07/29/21	$506,535

250,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22	250,814

500,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	517,115

380,000	Toll Brothers Finance Corp. 6.750%, 11/01/19	387,720

	Toyota Motor Credit Corp.
250,000	2.950%, 04/13/21	251,972
250,000	2.650%, 04/12/22	250,659

572,949	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 06/03/21	602,135

		14,465,240

	Consumer Staples (2.4%)
500,000	Altria Group, Inc.^ 3.490%, 02/14/22	506,877

250,000	Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	249,738

250,000	Archer-Daniels-Midland Company 3.375%, 03/15/22	254,903

100,000	Conagra Brands, Inc.‡ 3.092%, 10/09/20 3 mo. USD LIBOR + .50%	99,719

	Constellation Brands, Inc.
250,000	2.250%, 11/06/20^	247,860
250,000	2.000%, 11/07/19	248,843

	General Mills, Inc.
516,000	3.200%, 04/16/21	520,283
250,000	2.200%, 10/21/19	249,376

95,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 7.250%, 06/01/21	95,400

250,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	258,108

500,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	488,672

	Unilever Capital Corp.
350,000	4.250%, 02/10/21	360,489
150,000	3.000%, 03/07/22	151,739

685,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	691,086

		4,423,093

	Energy (2.9%)
300,000	CenterPoint Energy Houston Electric, LLC 1.850%, 06/01/21	295,145

225,000	Chevron Corp. 2.100%, 05/16/21	222,623

456,000	Continental Resources, Inc. 5.000%, 09/15/22	459,739

PRINCIPAL AMOUNT		VALUE

500,000	DCP Midstream Operating, LP* 4.750%, 09/30/21	$511,597

	Enterprise Products Operating, LLC
250,000	3.500%, 02/01/22	254,303
250,000	2.550%, 10/15/19	249,693
125,000	2.850%, 04/15/21	125,075

500,000	Halliburton Company 3.250%, 11/15/21	504,937

225,000	Magellan Midstream Partners, LP 4.250%, 02/01/21	230,474

750,000	Midwest Connector Capital Company, LLC* 3.625%, 04/01/22	761,145

500,000	Saudi Arabian Oil Company* 2.750%, 04/16/22	497,168

750,000	Schlumberger Holdings Corp.* 3.000%, 12/21/20	752,501

500,000	TransCanada PipeLines, Ltd. 3.800%, 10/01/20	507,607

		5,372,007

	Financials (25.2%)
150,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust^ 4.450%, 12/16/21	154,149

	Ally Financial, Inc.
250,000	4.250%, 04/15/21	253,850
250,000	4.125%, 03/30/20	251,599

	American Express Company
250,000	3.700%, 11/05/21	255,418
250,000	3.000%, 02/22/21	251,114

250,000	American Express Credit Corp. 2.375%, 05/26/20	249,185

500,000	American International Group, Inc. 3.300%, 03/01/21	503,820

750,000	Ameriprise Financial, Inc. 3.000%, 03/22/22	753,247

350,000	AON Corp. 5.000%, 09/30/20	361,330

500,000	Aviation Capital Group, LLC* 2.875%, 01/20/22	495,750

608,000	AXIS Specialty Finance, LLC 5.875%, 06/01/20	627,541

500,000	Bank of America Corp.‡ 2.369%, 07/21/21 3 mo. USD LIBOR + .66%	497,055

	Bank of Montreal
500,000	2.900%, 03/26/22	501,237
250,000	3.100%, 04/13/21	252,393
250,000	2.100%, 06/15/20	248,679

250,000	Bank of New York Mellon Corp. 2.450%, 11/27/20	249,480

500,000	Bank of Nova Scotia 2.500%, 01/08/21	498,898

See accompanying Notes to Schedule of Investments	www.calamos.com	145

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	BB&T Corp.
500,000	3.200%, 09/03/21^	$505,365
250,000	3.050%, 06/20/22	251,794

500,000	Blackstone Holdings Finance Company, LLC* 5.875%, 03/15/21	526,605

	BP Capital Markets, PLC
400,000	3.561%, 11/01/21	408,492
100,000	2.315%, 02/13/20^	99,706

500,000	Capital One Financial Corp. 3.450%, 04/30/21	506,062

	Caterpillar Financial Services Corp.
400,000	3.350%, 12/07/20	404,644
250,000	2.950%, 02/26/22	251,858
100,000	2.100%, 01/10/20	99,637

250,000	Charles Schwab Corp. 3.250%, 05/21/21	252,983

500,000	Chubb INA Holdings, Inc.^ 2.300%, 11/03/20	497,665

500,000	CIT Group, Inc. 4.125%, 03/09/21	507,682

500,000	Citibank, N.A. 3.165%, 02/19/22	502,492

250,000	Citigroup, Inc. 2.400%, 02/18/20	249,326

250,000	Citizens Bank, N.A. 3.250%, 02/14/22	252,339

250,000	CNO Financial Group, Inc.^ 4.500%, 05/30/20	253,096

500,000	Comerica Bank 2.500%, 06/02/20	498,700

500,000	Discover Bank 3.100%, 06/04/20	501,437

750,000	Duke Realty, LP 3.875%, 02/15/21	762,637

500,000	ERP Operating, LP 4.625%, 12/15/21	521,725

500,000	Essex Portfolio, LP 3.625%, 08/15/22	508,945

	European Investment Bank
1,500,000	2.000%, 03/15/21	1,490,580
1,000,000	1.625%, 12/15/20	988,490

500,000	Fifth Third Bank 2.875%, 10/01/21	502,142

497,000	Franklin Resources, Inc. 2.800%, 09/15/22	497,335

	Goldman Sachs Group, Inc.
500,000	3.000%, 04/26/22	500,982
225,000	2.625%, 04/25/21	224,448

	Hyundai Capital America*
250,000	3.950%, 02/01/22^	254,054
250,000	2.600%, 03/19/20	248,706

	Inter-American Development Bank
1,500,000	2.125%, 11/09/20	1,494,397
1,000,000	1.750%, 04/14/22	984,100

PRINCIPAL AMOUNT		VALUE

	International Bank for Reconstruction & Development
1,500,000	1.375%, 05/24/21	$1,471,125
1,000,000	1.625%, 02/10/22	981,880

100,000	International Lease Finance Corp. 4.625%, 04/15/21	102,657

500,000	Jackson National Life Global Funding* 3.300%, 06/11/21	505,465

350,000	Jefferies Finance, LLC* 7.375%, 04/01/20	350,935

	John Deere Capital Corp.
500,000	3.200%, 01/10/22	507,477
100,000	2.050%, 03/10/20	99,532

250,000	JPMorgan Chase & Company^ 2.250%, 01/23/20	249,288

500,000	JPMorgan Chase Bank, N.A.‡ 2.604%, 02/01/21	499,360

500,000	KeyCorp 2.900%, 09/15/20	501,497

	Kreditanstalt fuer Wiederaufbau
2,000,000	2.500%, 02/15/22	2,009,380
1,500,000	1.500%, 04/20/20	1,486,537
1,000,000	1.875%, 12/15/20	992,410

100,000	Markel Corp. 5.350%, 06/01/21	104,794

	Marsh & McLennan Companies, Inc.
250,000	4.800%, 07/15/21	259,250
250,000	2.350%, 03/06/20	249,183

100,000	MetLife, Inc. 4.750%, 02/08/21	103,638

500,000	Metropolitan Life Global Funding I* 3.375%, 01/11/22	508,117

750,000	Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/22	756,735

390,000	Morgan Stanley 2.650%, 01/27/20	389,858

250,000	Nasdaq, Inc. 5.550%, 01/15/20	254,883

500,000	NatWest Markets, PLC* 3.625%, 09/29/22	501,490

500,000	New York Life Global Funding* 2.950%, 01/28/21	502,972

500,000	PACCAR Financial Corp. 2.850%, 03/01/22	503,772

500,000	PNC Bank, N.A. 2.500%, 01/22/21	498,838

250,000	Progressive Corp. 3.750%, 08/23/21	258,494

	Prudential Financial, Inc.
250,000	4.500%, 11/16/21	261,110
250,000	2.350%, 08/15/19	249,684

1,000,000	Reliance Standard Life Global Funding II* 3.850%, 09/19/23	1,018,120

500,000	Royal Bank of Canada 2.500%, 01/19/21	499,520

146	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

250,000	Royal Bank Of Canada 2.800%, 04/29/22	$250,299

750,000	Santander Holdings USA, Inc. 3.700%, 03/28/22	759,904

260,000	SBA Tower Trust* 3.156%, 10/08/20	260,166

500,000	Shell International Finance, BV 1.875%, 05/10/21	493,420

500,000	Silversea Cruise Finance, Ltd.* 7.250%, 02/01/25	538,462

750,000	Skandinaviska Enskilda Banken, AB*^ 3.050%, 03/25/22	752,175

250,000	Starwood Property Trust, Inc. 3.625%, 02/01/21	249,288

500,000	SunTrust Banks, Inc. 2.900%, 03/03/21	501,447

	Toronto-Dominion Bank
350,000	2.550%, 01/25/21	349,682
150,000	3.150%, 09/17/20	151,109

500,000	Travelers Companies, Inc. 3.900%, 11/01/20	509,760

250,000	US Bancorp^ 2.350%, 01/29/21	249,560

250,000	US Bank, N.A. 3.450%, 11/16/21	254,876

	USAA Capital Corp.*
510,000	2.000%, 06/01/21	502,921
450,000	2.450%, 08/01/20	449,438

500,000	Ventas Realty, LP 3.125%, 06/15/23	502,095

200,000	Ventas Realty, LP / Ventas Capital Corp. 2.700%, 04/01/20	199,898

100,000	Weingarten Realty Investors 3.375%, 10/15/22	100,532

250,000	Wells Fargo & Company 2.500%, 03/04/21	248,884

500,000	Zions Bancorporation, N.A. 3.350%, 03/04/22	504,717

		46,459,803

	Health Care (5.6%)
	AbbVie, Inc.
250,000	3.375%, 11/14/21	252,749
250,000	2.500%, 05/14/20	249,306

	Amgen, Inc.
250,000	2.125%, 05/01/20	248,621
250,000	1.850%, 08/19/21	245,086

250,000	Anthem, Inc. 2.250%, 08/15/19	249,546

500,000	AstraZeneca, PLC 2.375%, 11/16/20	497,473

250,000	Baxter International, Inc. 1.700%, 08/15/21	244,011

PRINCIPAL AMOUNT		VALUE

	Celgene Corp.
500,000	2.875%, 08/15/20	$500,328
250,000	3.550%, 08/15/22	254,568

	Centene Corp.
500,000	4.750%, 05/15/22	509,797
250,000	5.625%, 02/15/21	254,310

500,000	Coventry Health Care, Inc. 5.450%, 06/15/21	522,360

500,000	CVS Health Corp. 3.125%, 03/09/20	501,038

250,000	Elanco Animal Health, Inc.* 3.912%, 08/27/21	254,556

	Gilead Sciences, Inc.
500,000	3.250%, 09/01/22	508,112
250,000	2.550%, 09/01/20	249,726
250,000	2.350%, 02/01/20^	249,569

	GlaxoSmithKline Capital, PLC
500,000	2.850%, 05/08/22	501,923
100,000	3.043%, 05/14/21‡ 3 mo. USD LIBOR + .35%	100,235

	HCA, Inc.
275,000	5.875%, 03/15/22	294,330
225,000	6.500%, 02/15/20	231,021

500,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	541,837

250,000	McKesson Corp. 3.650%, 11/30/20	253,184

137,000	Mylan, NV 2.500%, 06/07/19	136,929

500,000	Takeda Pharmaceutical Company, Ltd.* 3.800%, 11/26/20	507,200

850,000	Teva Pharmaceutical Finance Netherlands III, BV 2.200%, 07/21/21	816,735

500,000	Thermo Fisher Scientific, Inc. 4.500%, 03/01/21	515,430

	UnitedHealth Group, Inc.
100,000	2.871%, 06/15/21‡ 3 mo. USD LIBOR + .26%	100,010
100,000	2.300%, 12/15/19	99,792

	Zoetis, Inc.
254,000	3.450%, 11/13/20	256,454
250,000	3.250%, 08/20/21	252,491

		10,398,727

	Industrials (4.9%)
200,000	3M Company^ 3.000%, 09/14/21	202,333

	Air Lease Corp.
520,000	3.500%, 01/15/22	525,574
200,000	3.375%, 06/01/21	201,307
100,000	2.125%, 01/15/20	99,505

415,000	Aircastle, Ltd. 6.250%, 12/01/19	422,532

500,000	Anheuser-Busch InBev Worldwide, Inc.^ 2.500%, 07/15/22	495,568

See accompanying Notes to Schedule of Investments	www.calamos.com	147

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

500,000	Avolon Holdings Funding, Ltd.* 3.625%, 05/01/22	$501,345

500,000	Boeing Company 2.700%, 05/01/22	499,115

500,000	CSX Corp. 3.700%, 10/30/20	505,870

250,000	FedEx Corp. 3.400%, 01/14/22	253,831

100,000	GATX Corp.‡ 3.453%, 11/05/21 3 mo. USD LIBOR + .72%	99,549

100,000	General Dynamics Corp.‡ 3.077%, 05/11/22 3 mo. USD LIBOR + .38%	100,461

145,913	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 01/15/22	147,562

250,000	John Deere Capital Corp. 2.950%, 04/01/22	252,395

500,000	Norfolk Southern Corp. 3.250%, 12/01/21	505,137

	Park Aerospace Holdings, Ltd.*
250,000	5.250%, 08/15/22	260,476
250,000	3.625%, 03/15/21^	250,295

250,000	QVC, Inc. 5.125%, 07/02/22	261,411

	Siemens Financieringsmaatschappij, NV*
500,000	1.700%, 09/15/21	488,333
250,000	2.150%, 05/27/20	248,690

500,000	Southwest Airlines Company 2.650%, 11/05/20	499,628

500,000	Union Pacific Corp. 2.950%, 03/01/22	503,370

508,000	United Rentals North America, Inc. 4.625%, 07/15/23	517,261

500,000	United Technologies Corp. 3.350%, 08/16/21	506,567

500,000	Volkswagen Group of America Finance, LLC* 3.875%, 11/13/20	506,892

100,000	Vulcan Materials Company‡ 3.276%, 03/01/21 3 mo. USD LIBOR + .65%	100,172

		8,955,179

	Information Technology (2.6%)
500,000	Amphenol Corp. 3.125%, 09/15/21	504,687

500,000	Autodesk, Inc. 3.125%, 06/15/20	501,525

500,000	Broadcom, Inc.* 3.125%, 04/15/21	499,788

500,000	Broadridge Financial Solutions, Inc. 3.950%, 09/01/20	507,202

PRINCIPAL AMOUNT		VALUE

250,000	Cisco Systems, Inc. 2.200%, 02/28/21	$248,688

	Hewlett Packard Enterprise Company
500,000	3.600%, 10/15/20	504,975
225,000	3.500%, 10/05/21	227,942

145,000	NetApp, Inc. 3.375%, 06/15/21	146,237

500,000	NVIDIA Corp. 2.200%, 09/16/21	494,490

500,000	NXP, BV / NXP Funding, LLC* 4.125%, 06/15/20	506,057

310,000	Oracle Corp.^ 3.875%, 07/15/20	315,206

250,000	QUALCOMM, Inc. 2.250%, 05/20/20	249,049

		4,705,846

	Materials (1.0%)
285,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	301,767

75,000	ArcelorMittal, SA 5.125%, 06/01/20	76,738

500,000	DowDuPont, Inc. 3.766%, 11/15/20	508,087

100,000	EI du Pont de Nemours & Company 2.200%, 05/01/20	99,816

750,000	Georgia-Pacific, LLC* 5.400%, 11/01/20	778,680

		1,765,088

	Real Estate (2.7%)
	American Tower Corp.
500,000	2.800%, 06/01/20	500,030
159,000	3.450%, 09/15/21	161,190

500,000	AvalonBay Communities, Inc. 3.625%, 10/01/20	505,797

500,000	Boston Properties, LP 5.625%, 11/15/20	518,690

525,000	Equinix, Inc. 5.375%, 01/01/22	540,073

200,000	Federal Realty Investment Trust 2.550%, 01/15/21	199,178

	Kimco Realty Corp.
500,000	3.125%, 06/01/23	498,720
250,000	3.200%, 05/01/21	251,439

500,000	Public Storage 2.370%, 09/15/22	495,192

100,000	Realty Income Corp. 5.750%, 01/15/21	104,378

	Simon Property Group, LP
500,000	3.375%, 03/15/22	508,845
250,000	2.500%, 09/01/20	249,689

500,000	UDR, Inc. 4.625%, 01/10/22	519,442

		5,052,663

148	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Utilities (4.0%)
250,000	AES Corp. 4.000%, 03/15/21	$253,614

510,000	American Electric Power Company, Inc. 3.650%, 12/01/21	520,557

225,000	CenterPoint Energy, Inc. 3.600%, 11/01/21	229,044

100,000	Consolidated Edison Company of New York, Inc.‡ 3.002%, 06/25/21 3 mo. USD LIBOR + .40%	100,347

400,000	Consolidated Edison, Inc.^ 2.000%, 03/15/20	397,972

250,000	Dominion Energy, Inc.*** 2.962%, 07/01/19	250,003

500,000	Duke Energy Carolinas, LLC 3.350%, 05/15/22	512,227

430,000	Entergy Arkansas, LLC 3.750%, 02/15/21	437,379

500,000	Exelon Corp. 2.850%, 06/15/20	500,255

250,000	Exelon Generation Company, LLC 2.950%, 01/15/20	250,056

250,000	Georgia Power Company 4.250%, 12/01/19	251,998

100,000	Nevada Power Company 2.750%, 04/15/20	100,092

500,000	NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	501,802

500,000	NGPL PipeCo, LLC* 4.375%, 08/15/22	512,762

100,000	PPL Capital Funding, Inc.^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	93,431

	Sempra Energy
400,000	2.400%, 02/01/20	398,942
100,000	3.061%, 03/15/21‡ 3 mo. USD LIBOR + .45%	98,982

250,000	Southern Company 2.350%, 07/01/21	247,773

233,000	Vistra Energy Corp. 7.375%, 11/01/22	241,440

	WEC Energy Group, Inc.
250,000	3.375%, 06/15/21	253,076
250,000	3.100%, 03/08/22	251,878

250,000	Wisconsin Public Service Corp.^ 3.350%, 11/21/21	254,098

733,000	Xcel Energy, Inc. 2.600%, 03/15/22	729,042

		7,386,770

	TOTAL CORPORATE BONDS (Cost $113,460,732)	114,318,981

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BOND (0.2%)
	Financials (0.2%)
400,000	Prospect Capital Corp. 4.950%, 07/15/22 (Cost $395,052)	$396,178

U.S. GOVERNMENT AND AGENCY SECURITIES (18.2%)
	United States Treasury Note
9,000,000	2.250%, 04/15/22	9,002,520
6,000,000	2.500%, 01/15/22	6,039,517
6,000,000	2.500%, 02/15/22	6,042,160
4,000,000	2.250%, 03/31/21	3,997,895
4,000,000	1.375%, 06/30/23	3,859,568
3,500,000	2.000%, 10/31/22	3,470,922
1,000,000	2.875%, 11/15/21	1,015,378

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $33,256,318)	33,427,960

BANK LOANS (4.4%)
	Communication Services (1.1%)
747,478	Charter Communications Operating, LLC‡ 4.490%, 04/30/25 1 mo. LIBOR + 2.00%	750,165

500,000	CSC Holdings, LLC‡ 5.470%, 04/15/27 1 mo. LIBOR + 3.00%	502,435

748,125	Sprint Communications, Inc.‡ 5.500%, 02/02/24 1 mo. LIBOR + 3.00%	738,463

		1,991,063

	Consumer Discretionary (0.3%)
500,000	MGM Resorts International‡ 4.730%, 12/21/23 1 mo. LIBOR + 2.25%	498,333

	Consumer Staples (0.4%)
667,253	JBS USA LUX, SA! 10/30/22	668,471

	Financials (0.4%)
750,000	Level 3 Financing, Inc.‡ 4.730%, 02/22/24 1 mo. LIBOR + 2.25%	751,312

	Health Care (0.8%)
484,253	Bausch Health Cos., Inc.‡ 5.220%, 11/27/25 1 mo. LIBOR + 2.75%	485,270

249,346	DaVita, Inc.‡ 5.230%, 06/24/21 1 mo. LIBOR + 2.75%	250,187

748,111	HCA, Inc.‡ 4.480%, 03/13/25 1 mo. LIBOR + 2.00%	750,516

		1,485,973

See accompanying Notes to Schedule of Investments	www.calamos.com	149

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Information Technology (0.8%)
748,077	CDW, LLC‡ 4.230%, 08/17/23 1 mo. LIBOR + 1.75%	$750,961

750,000	First Data Corp.‡ 4.480%, 04/26/24 1 mo. LIBOR + 2.00%	750,705

		1,501,666

	Information Technology (0.6%)
1,152,439	Dell International LLC‡ 4.490%, 09/07/23 1 mo. LIBOR + 2.00%	1,154,387

	TOTAL BANK LOANS (Cost $8,026,276)	8,051,205

ASSET BACKED SECURITIES (11.9%)
1,000,000	American Express Credit Account Master Trust Series 2019-1, Class A 2.870%, 10/15/24	1,009,570

250,000	Avis Budget Rental Car Funding AESOP, LLC Series 2015-2A, Class A* 2.630%, 12/20/21	249,017

1,500,000	Avis Budget Rental Car Funding AESOP, LLC Series 2017-1A, Class A* 3.070%, 09/20/23	1,503,116

150,000	BA Credit Card Trust Series 2017-A1, Class A1 1.950%, 08/15/22	149,213

910,000	BMW Vehicle Lease Trust Series 2019-1, Class A4 2.920%, 08/22/22	916,400

150,000	Capital One Multi-Asset Execution Trust Series 2016-A6, Class A6 1.820%, 09/15/22	149,380

133,610	CarMax Auto Owner Trust Series 2018-3, Class A2A 2.880%, 10/15/21	133,776

250,000	Credit Acceptance Auto Loan Trust Series 2017-3A, Class A* 2.650%, 06/15/26	249,427

1,100,000	Credit Acceptance Auto Loan Trust Series 2019-1A, Class A* 3.330%, 02/15/28	1,108,862

200,000	Dell Equipment Finance Trust Series 2017-2, Class A3* 2.190%, 10/24/22	199,481

250,000	Dell Equipment Finance Trust Series 2018-1, Class A3* 3.180%, 06/22/23	251,486

200,000	Dell Equipment Finance Trust Series 2018-2, Class A2* 3.160%, 02/22/21	200,769

1,000,000	Dell Equipment Finance Trust Series 2018-2, Class A3* 3.370%, 10/22/23	1,012,074

PRINCIPAL AMOUNT		VALUE

200,000	Discover Card Execution Note Trust Series 2012-A6, Class A6 1.670%, 01/18/22	$199,612

444,062	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	444,501

50,000	Ford Credit Auto Lease Trust Series 2017-A, Class A4 2.020%, 06/15/20	49,953

1,000,000	Ford Credit Floorplan Master Owner Trust A 2.840%, 03/15/24	1,003,079

150,000	GE Capital Credit Card Master Note Trust Series 2012-7, Class A 1.760%, 09/15/22	149,372

150,000	GM Financial Consumer Automobile Receivables Series 2018-3, Class A3 3.020%, 05/16/23	151,087

1,000,000	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	1,003,418

150,000	Hertz Vehicle Financing II, LP Series 2015-1A, Class A* 2.730%, 03/25/21	149,692

500,000	Honda Auto Receivables Owner Trust Series 2018-4, Class A3 3.160%, 01/17/23	505,561

1,000,000	NextGear Floorplan Master Owner Trust Series 2019-1A, Class A2* 3.210%, 02/15/24	1,007,625

225,150	OSCAR US Funding Trust V, LLC Series 2016-2A, Class A3* 2.730%, 12/15/20	225,080

1,500,000	OSCAR US Funding Trust VIII, LLC Series 2018-1A, Class A3* 3.230%, 05/10/22	1,506,971

1,000,000	OSCAR US Funding Trust X, LLC Series 2019-1A, Class A3* 3.180%, 05/10/23	1,004,600

186,009	SCF Equipment Leasing, LLC Series 2018-1A, Class A2* 3.630%, 10/20/24	186,091

1,184,274	SoFi Consumer Loan Program Trust Series 2018-4, Class A* 3.540%, 11/26/27	1,193,323

1,907,003	SoFi Professional Loan Program LLC Series 2016-E, Class A2B* 2.490%, 01/25/36	1,893,163

63,221	SoFi Professional Loan Program LLC Series 2017-C, Class A2A* 1.750%, 07/25/40	62,927

844,340	Verizon Owner Trust Series 2017-1A, Class A* 2.060%, 09/20/21	841,974

150	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

PRINCIPAL AMOUNT		VALUE

500,000	Volvo Financial Equipment, LLC Series 2018-1A, Class A4* 2.760%, 10/17/22	$500,669

1,525,000	Volvo Financial Equipment, LLC Series 2018-1A, Class B* 2.910%, 01/17/23	1,535,296

30,000	World Financial Network Credit Card Master Trust Series 2015-B, Class A 2.550%, 06/17/24	29,923

140,000	World Financial Network Credit Card Master Trust Series 2017-A, Class A 2.120%, 03/15/24	139,194

1,000,000	World Omni Auto Receivables Trust Series 2019- A, Class A2 3.020%, 04/15/22	1,003,696

	TOTAL ASSET BACKED SECURITIES (Cost $21,807,359)	21,919,378

RESIDENTIAL MORTGAGE BACKED SECURITIES (1.7%)
144,623	Federal National Mortgage Association 2.761%, 04/01/21	144,739

19,223	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A1 1.597%, 05/15/49	19,038

16,387	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A1 1.966%, 12/15/48	16,320

133,658	Morgan Stanley Capital I Trust, Series 2018-H3, Class A1 3.176%, 07/15/51	134,811

884,566	Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class A2 2.663%, 02/15/48	882,843

471,792	Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class A2 2.678%, 04/15/50	471,035

310,000	Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class A2 3.118%, 01/15/60	312,174

534,000	WFRBS Commercial Mortgage Trust Series 2011-C4, Class A4*‡ 4.902%, 06/15/44	553,967

264,651	WFRBS Commercial Mortgage Trust Series 2012-C10, Class ASB 2.453%, 12/15/45	263,549

289,498	WFRBS Commercial Mortgage Trust Series 2014-LC14, Class ASB 3.522%, 03/15/47	294,496

	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,081,168)	3,092,972

PRINCIPAL AMOUNT		VALUE

MUNICIPAL OBLIGATIONS (0.3%)
	Financials (0.1%)
95,000	Massachusetts Housing Finance Agency 2.313%, 12/01/19	$94,800

	Industrials (0.1%)
100,000	Metropolitan Transportation Authority 5.269%, 11/15/20	104,048

	Other (0.1%)
260,000	City of Miami, Florida* 3.558%, 01/01/21	261,389

200,000	City of Ridgecrest, California 5.000%, 06/01/20	204,102

		465,491

	TOTAL MUNICIPAL OBLIGATIONS (Cost $661,396)	664,339

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (1.3%)
1,184,510	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	1,184,865

1,183,304	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	1,183,304

	TOTAL SHORT TERM INVESTMENTS (Cost $2,368,169)	2,368,169

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.1%)
3,834,570	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $3,834,570)	3,834,570

TOTAL INVESTMENTS (102.2%) (Cost $186,891,040)		188,073,752

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.1%)		(3,834,570)

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(266,689)

NET ASSETS (100.0%)		$183,972,493

See accompanying Notes to Schedule of Investments	www.calamos.com	151

Short-Term Bond Fund    Schedule of Investments April 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2019.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2019.

!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***	The rate disclosed is the 7 day net yield as of April 30, 2019.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2019.

152	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     April 30, 2019 (Unaudited)

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$7,280,287,384		$183,520,513	$887,070,195	$718,776,216		$140,337,825
Investments in affiliated funds, at cost	120,000,000		—	35,250,728	—		—
Investment in securities, at value	$8,297,271,823		$196,644,113	$908,135,520	$766,477,709		$139,930,904
Investments in affiliated funds, at value	120,649,094		—	35,636,415	—		—
Cash with custodian (interest bearing)	—		—	5,045,764	42,556		15
Restricted cash	4,280,000		—	—	—		—
Restricted cash for short positions (interest bearing)	2,642,462,375		—	851,346,461	—		—
Restricted foreign currency for short positions (cost $107,742,551)	107,025,675		—	—	—		—
Unrealized appreciation on total return swaps	15,716		—	—	—		—
Unrealized appreciation on forward foreign currency contracts	669,834		—	—	27,062		—
Receivables:
Accrued interest and dividends	18,286,431		146,108	2,790,317	1,850,014		395,992
Investments sold	30,377,328		—	21,779,772	—		—
Open swap contracts	861,468		—	—	—		—
Fund shares sold	30,037,768		811,353	1,516,133	1,238,585		642,769
Prepaid expenses	354,394		40,886	91,045	54,883		33,892
Other assets	164,399		8,128	10,816	157,534		8,187
Total assets	11,252,456,305		197,650,588	1,826,352,243	769,848,343		141,011,759
LIABILITIES
Due to custodian bank	17,786,168		—	10,559,120	—		—
Collateral for securities loaned	312,062,310		6,379,104	21,674,355	65,427,763		5,474,323
Securities sold short, at value (proceeds $2,026,497,663, and $771,763,735)	2,725,215,526		—	842,852,923	—		—
Options written, at value (premium $253,552,577, $9,172,336, $5,165,649, and $331,669)	481,050,571		15,558,943	6,067,252	96,600		—
Unrealized depreciation on total return swaps	450,063		—	—	—		—
Unrealized depreciation on forward foreign currency contracts	183,932		—	—	475		—
Payables:
Investments purchased	12,866,641		331,586	824,380	596,382		274,666
Fund shares redeemed	8,508,312		74,352	1,743,378	1,089,535		133,688
Affiliates:
Investment advisory fees	4,099,027		104,025	951,248	419,748		92,256
Distribution fees	25,935		199	3,838	7,438		356
Deferred compensation to trustees	164,399		8,128	10,816	157,534		8,187
Trustees’ fees and officer compensation	45,374		1,979	8,624	6,336		2,743
Other accounts payable and accrued liabilities	3,003,583		45,901	252,268	136,366		48,237
Total liabilities	3,565,461,841		22,504,217	884,948,202	67,938,177		6,034,456
NET ASSETS	$7,686,994,464		$175,146,371	$941,404,041	$701,910,166		$134,977,303
COMPOSITION OF NET ASSETS
Paid in capital	$7,564,319,848		$170,244,157	$992,311,094	$634,119,227		$128,712,409
Undistributed net investment income (loss)	69,268,826		358,707	1,806,447	5,702,667		3,389,152
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and total return swaps	(37,342,280)		(2,193,486)	(2,177,056)	14,125,123		3,284,321
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions and total return swaps	90,748,070		6,736,993	(50,536,444)	47,963,149		(408,579)
NET ASSETS	$7,686,994,464		$175,146,371	$941,404,041	$701,910,166		$134,977,303
CLASS A SHARES†
Net assets applicable to shares outstanding	$819,556,595		$6,782,607	$94,446,617	$254,452,522		$11,481,090
Shares outstanding	61,800,875		583,118	7,990,186	14,762,131		1,052,229
Net asset value and redemption price per share	$13.26		$11.63	$11.82	$17.24		$10.91
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.57	#	$12.21	$12.41	$17.64	#	$11.16	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$268,755,897		$1,932,657	$46,252,132	$72,467,011		$3,651,266
Shares outstanding	19,937,088		168,176	4,006,975	4,247,911		338,789
Net asset value and redemption price per share	$13.48		$11.49	$11.54	$17.06		$10.78
CLASS I SHARES†
Net assets applicable to shares outstanding	$6,598,681,972		$166,431,107	$800,705,292	$374,990,633		$119,844,947
Shares outstanding	503,965,045		14,328,035	67,175,278	24,668,973		10,978,257
Net asset value and redemption price per share	$13.09		$11.62	$11.92	$15.20		$10.92

†	No par value; unlimited number of shares authorized.

#	For Market Neutral Income Fund, Convertible Fund and Global Convertible Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	153

Statements of Assets and Liabilities     April 30, 2019 (Unaudited)

	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND
ASSETS
Investments in securities, at cost	$1,139,683,423	$1,592,707,978	$13,515,370	$42,130,050
Investments in affiliated funds, at cost	5,540,119	—	—	—
Investment in securities, at value	$1,502,091,337	$2,106,967,796	$18,723,572	$47,026,621
Investments in affiliated funds, at value	5,595,561	—	—	—
Cash with custodian (interest bearing)	31,269	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	24,907	—	—
Receivables:
Accrued interest and dividends	500,510	2,926,033	12,946	29,199
Investments sold	8,100,096	—	596,791	—
Fund shares sold	110,873	1,887,253	—	24,510
Due from investment advisor	—	—	10,951	19,026
Prepaid expenses	66,271	93,235	15,197	28,897
Other assets	705,228	316,089	10,827	79,400
Total assets	1,517,201,145	2,112,215,313	19,370,284	47,207,653
LIABILITIES
Due to custodian bank	—	—	230,918	—
Collateral for securities loaned	32,958,710	64,784,526	89,769	536,508
Options written, at value (premium $2,839,473)	2,760,886	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	433	—	—
Payables:
Investments purchased	1,228,694	1,199,154	—	—
Fund shares redeemed	1,699,343	2,587,948	39,760	55,434
Affiliates:
Investment advisory fees	1,080,430	1,138,064	15,958	38,235
Distribution fees	19,084	25,024	92	453
Deferred compensation to trustees	705,228	316,089	10,827	79,400
Trustees’ fees and officer compensation	6,720	19,636	2,089	2,267
Other accounts payable and accrued liabilities	572,257	529,268	22,812	25,491
Total liabilities	41,031,352	70,600,142	412,225	737,788
NET ASSETS	$1,476,169,793	$2,041,615,171	$18,958,059	$46,469,865
COMPOSITION OF NET ASSETS
Paid in capital	$1,023,521,443	$1,493,778,894	$11,739,498	$40,601,801
Undistributed net investment income (loss)	(1,991,115)	(6,486,951)	22,995	73,913
Accumulated net realized gain (loss) on investments, foreign currency transactions, and written options	92,099,169	40,038,936	1,987,364	897,580
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	362,540,296	514,284,292	5,208,202	4,896,571
NET ASSETS	$1,476,169,793	$2,041,615,171	$18,958,059	$46,469,865
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,122,040,958	$1,155,515,439	$3,121,952	$11,769,691
Shares outstanding	35,547,670	35,339,066	240,825	855,632
Net asset value and redemption price per share	$31.56	$32.70	$12.96	$13.76
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$33.13	$34.33	$13.61	$14.45
CLASS C SHARES†**
Net assets applicable to shares outstanding	$66,882,022	$168,091,053	$901,302	$5,344,648
Shares outstanding	3,726,236	5,103,636	71,026	445,159
Net asset value and redemption price per share	$17.95	$32.94	$12.69	$12.01
CLASS I SHARES†
Net assets applicable to shares outstanding	$287,246,813	$718,008,679	$14,934,805	$29,355,526
Shares outstanding	6,654,957	22,913,111	1,153,343	2,077,225
Net asset value and redemption price per share	$43.16	$31.34	$12.95	$14.13

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

154	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     April 30, 2019 (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
ASSETS
Investments in securities, at cost	$179,987,239		$153,309,649		$13,847,702	$77,043,452		$150,215,743
Investment in securities, at value	$217,492,946		$191,077,898		$16,693,386	$98,890,483		$169,943,693
Cash with custodian (interest bearing)	640,000		—		—	—		—
Foreign currency (cost $27,710, $74,299, and $7,296 )	27,736		74,497		7,313	—		—
Restricted cash for open forward foreign currency contracts	260,000		—		—	—		—
Receivables:
Accrued interest and dividends	1,155,720		499,047		15,045	207,463		607,264
Investments sold	—		2,284,309		—	—		804,754
Fund shares sold	92,720		79,196		3,000	15,184		83,919
Due from investment advisor	98,178		—		6,914	10,694		—
Prepaid expenses	143,255		17,011		27,057	35,811		24,074
Other assets	62,000		28,584		10,826	37,182		121,900
Total assets	219,972,555		194,060,542		16,763,541	99,196,817		171,585,604
LIABILITIES
Due to custodian bank	—		227,362		—	—		—
Collateral for securities loaned	1,824,874		4,310,157		823,146	1,987,759		442,808
Unrealized depreciation on forward foreign currency contracts	160,837		—		—	—		—
Payables:
Investments purchased	—		607,782		72,533	1,582,805		1,307,492
Fund shares redeemed	327,056		1,098,912		—	40,622		758,987
Affiliates:
Investment advisory fees	177,693		172,204		14,304	77,796		138,001
Distribution fees	1,399		1,340		84	929		2,366
Deferred compensation to trustees	62,000		28,584		10,826	37,182		121,900
Trustees’ fees and officer compensation	3,917		4,349		2,008	347		3,483
Other accounts payable and accrued liabilities	336,797		371,750		27,761	82,443		142,994
Total liabilities	2,894,573		6,822,440		950,662	3,809,883		2,918,031
NET ASSETS	$217,077,982		$187,238,102		$15,812,879	$95,386,934		$168,667,573
COMPOSITION OF NET ASSETS
Paid in capital	$189,877,974		$174,940,448		$15,956,994	$70,451,381		$144,608,470
Undistributed net investment income (loss)	909,450		95,968		(24,815)	(91,516)		616,972
Accumulated net realized gain (loss) on investments, and foreign currency transactions	(10,964,057)		(25,333,796)		(2,964,859)	3,206,658		3,754,674
Unrealized appreciation (depreciation) of investments and foreign currency translations	37,254,615	*	37,535,482	*	2,845,559	21,820,411	*	19,687,457	*
NET ASSETS	$217,077,982		$187,238,102		$15,812,879	$95,386,934		$168,667,573
CLASS A SHARES†
Net assets applicable to shares outstanding	$57,276,606		$34,009,361		$5,207,699	$29,530,130		$89,092,671
Shares outstanding	3,289,213		2,411,767		529,695	2,538,541		10,389,315
Net asset value and redemption price per share	$17.41		$14.10		$9.83	$11.63		$8.58
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$18.28		$14.80		$10.32	$12.21		$9.01
CLASS C SHARES†**
Net assets applicable to shares outstanding	$11,197,854		$15,961,066		$228,457	$9,542,716		$20,793,670
Shares outstanding	723,786		1,209,734		23,970	936,614		2,766,539
Net asset value and redemption price per share	$15.47		$13.19		$9.53	$10.19		$7.52
CLASS I SHARES†
Net assets applicable to shares outstanding	$140,919,335		$137,267,675		$10,376,723	$56,314,088		$58,781,232
Shares outstanding	7,860,888		9,650,813		1,050,289	4,691,422		6,638,043
Net asset value and redemption price per share	$17.93		$14.22		$9.88	$12.00		$8.86
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$7,684,187		$—		$—	$—		$—
Shares Outstanding	425,476		—		—	—		—
Net asset value and redemption price per share	$18.06		$—		$—	$—		$—

*	Net of deferred foreign capital gains tax of $(65,668), $(219,860), $(24,905), and $(32,419).

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	155

Statements of Assets and Liabilities     April 30, 2019 (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$52,837,908	$53,027,358	$186,891,040
Investment in securities, at value	$53,124,412	$51,861,613	$188,073,752
Cash with custodian (interest bearing)	3,800	8,095	9,647
Receivables:
Accrued interest and dividends	340,987	723,419	1,198,291
Investments sold	—	210,439	5,047,975
Fund shares sold	28,031	2,672	225,415
Due from investment advisor	10,546	11,061	13,202
Prepaid expenses	11,361	24,379	15,940
Deferred offering costs	—	—	111,086
Other assets	39,597	87,551	—
Total assets	53,558,734	52,929,229	194,695,308
LIABILITIES
Collateral for securities loaned	2,550,385	5,792,850	3,834,570
Payables:
Investments purchased	177,934	440,058	6,447,774
Fund shares redeemed	65,692	165,370	4,958
Dividends payable	9,416	13,292	333,275
Affiliates:
Investment advisory fees	18,769	22,875	40,547
Distribution fees	458	658	3
Deferred compensation to trustees	39,597	87,551	—
Trustees’ fees and officer compensation	170	2,311	74
Other accounts payable and accrued liabilities	29,746	87,708	61,614
Total liabilities	2,892,167	6,612,673	10,722,815
NET ASSETS	$50,666,567	$46,316,556	$183,972,493
COMPOSITION OF NET ASSETS
Paid in capital	$51,546,205	$57,154,001	$182,700,462
Undistributed net investment income (loss)	(68,709)	(244,969)	(19,278)
Accumulated net realized gain (loss) on investments	(1,097,433)	(9,426,731)	108,597
Unrealized appreciation (depreciation) of investments	286,504	(1,165,745)	1,182,712
NET ASSETS	$50,666,567	$46,316,556	$183,972,493
CLASS A SHARES†
Net assets applicable to shares outstanding	$20,309,491	$36,076,911	$226,242
Shares outstanding	1,998,107	4,248,941	22,444
Net asset value and redemption price per share	$10.16	$8.49	$10.08
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.39 #	$8.69 #	$10.31	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$3,271,070	$2,977,924	$—
Shares outstanding	321,840	332,092	—
Net asset value and redemption price per share	$10.16	$8.97	$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$27,086,006	$7,261,721	$183,746,251
Shares outstanding	2,664,600	855,177	18,226,842
Net asset value and redemption price per share	$10.16	$8.49	$10.08

†	No par value; unlimited number of shares authorized.

#	For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

**	Redemption price may be reduced by contingent deferred sales charge.

156	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2019 (Unaudited)

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$100,413,522	$5,362	$5,726,050	$10,074,206	$3,902,303
Dividends	49,613,463	1,401,455	8,351,162	2,825,146	399,159
Dividends from affiliated funds	631,268	—	498,378	—	—
Dividend taxes withheld	—	—	(223,304)	—	(3,950)
Total investment income	150,658,253	1,406,817	14,352,286	12,899,352	4,297,512

EXPENSES
Investment advisory fees	23,410,137	499,031	6,150,147	2,343,168	547,229
Distribution fees
Class A	948,017	6,936	121,415	272,190	13,865
Class C	1,483,142	5,334	243,219	541,434	18,871
Dividend or interest expense on short positions	7,088,695	—	4,957,557	—	—
Transfer agent fees	3,011,878	48,533	495,713	302,794	58,705
Fund administration fees	310,355	5,010	49,774	27,754	6,027
Printing and mailing fees	255,509	4,031	56,034	28,286	6,570
Accounting fees	211,690	13,541	32,875	23,860	11,190
Trustees’ fees and officer compensation	178,565	9,921	34,753	22,003	10,152
Legal fees	164,546	8,430	25,830	18,310	8,446
Audit fees	111,180	5,701	18,648	13,011	5,687
Registration fees	98,193	17,832	59,622	31,730	18,903
Custodian fees	87,306	31,645	64,843	7,066	5,534
Other	353,952	9,639	63,600	34,085	18,130
Total expenses	37,713,165	665,584	12,374,030	3,665,691	729,309
Less expense reductions	(68,623)	—	(51,173)	—	—
Net expenses	37,644,542	665,584	12,322,857	3,665,691	729,309
NET INVESTMENT INCOME (LOSS)	113,013,711	741,233	2,029,429	9,233,661	3,568,203

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	41,517,583	1,187,891	(26,895,966)	2,562,295	(675,861)
Purchased options	(73,344,739)	(1,388,186)	(27,724,131)	(1,200,752)	254,177
Foreign currency transactions	(204,540)	—	(15,599)	—	(25,076)
Forward foreign currency contracts	3,584,535	—	—	123,913	—
Written options	112,306,075	1,035,402	17,055,381	(347,851)	40,659
Short positions	12,779,136	(14,031)	45,507,668	—	—
Total return swaps	4,561,219	—	—	—	—
Realized capital gain distribution from Affiliated fund	—	—	211	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	629,698,777	13,460,807	102,844,995	38,126,519	3,631,901
Affiliated funds	649,094	—	385,687	—	—
Purchased options	(7,194,590)	(828,898)	(17,084,771)	1,809,848	48,063
Foreign currency translations	3,397,838	—	5,516	—	13,579
Forward foreign currency contracts	(2,948,020)	—	—	(48,716)	—
Written options	(283,955,915)	(7,300,235)	1,834,585	498,174	—
Short positions	(396,929,706)	—	(91,704,218)	—	—
Total return swaps	(434,347)	—	—	—	—
NET GAIN (LOSS)	43,482,400	6,152,750	4,209,358	41,523,430	3,287,442
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$156,496,111	$6,893,983	$6,238,787	$50,757,091	$6,855,645

See accompanying Notes to Financial Statements	www.calamos.com	157

Statements of Operations    Six Months Ended April 30, 2019 (Unaudited)

	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND
INVESTMENT INCOME
Interest	$65,091	$3,167,457	$584	$1,462
Dividends	8,484,055	17,782,150	221,310	502,727
Dividends from affiliated funds	79,005	—	—	—
Dividend taxes withheld	(665)	—	—	(317)
Total investment income	8,627,486	20,949,607	221,894	503,872

EXPENSES
Investment advisory fees	6,325,248	6,638,726	106,758	230,265
Distribution fees
Class A	1,110,637	1,115,956	3,226	13,571
Class C	1,190,710	1,922,008	5,228	30,514
Transfer agent fees	938,983	991,039	7,404	19,498
Fund administration fees	64,106	88,083	1,066	2,130
Printing and mailing fees	101,055	89,161	1,764	2,947
Accounting fees	42,451	57,978	7,878	9,279
Trustees’ fees and officer compensation	46,148	53,224	7,435	8,017
Legal fees	27,137	47,833	7,955	6,707
Audit fees	23,962	32,190	4,111	4,470
Custodian fees	21,296	17,073	745	2,287
Registration fees	30,242	40,766	20,717	18,725
Other	90,231	103,604	6,390	6,327
Total expenses	10,012,206	11,197,641	180,677	354,737
Less expense reductions	(8,203)	—	(54,789)	(103,274)
Net expenses	10,004,003	11,197,641	125,888	251,463
NET INVESTMENT INCOME (LOSS)	(1,376,517)	9,751,966	96,006	252,409

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	92,424,427	46,736,821	1,986,295	784,076
Purchased options	(5,881,751)	(4,557,673)	—	334,184
Foreign currency transactions	(2,038)	—	—	—
Forward foreign currency contracts	—	112,238	—	—
Written options	(346,438)	310,929	—	(154,996)
Short positions	6,097,024	—	—	—
Realized capital gain distribution from Affiliated fund	33	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	63,522,687	108,371,853	(462,775)	1,643,753
Affiliated funds	55,442	—	—	—
Purchased options	(920,744)	(1,568,471)	—	(220,004)
Foreign currency translations	(268)	—	—	—
Forward foreign currency contracts	—	(42,666)	—	—
Written options	152,211	—	—	103,451
NET GAIN (LOSS)	155,100,585	149,363,031	1,523,520	2,490,464
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$153,724,068	$159,114,997	$1,619,526	$2,742,873

158	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2019 (Unaudited)

	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND
INVESTMENT INCOME
Interest	$44,475	$260,238		$4,976	$16,061	$1,079,393
Dividends	1,999,391	1,553,216		111,414	654,564	1,254,905
Dividend taxes withheld	(164,829)	(119,246)		(11,404)	(34,697)	(49,048)
Total investment income	1,879,037	1,694,208		104,986	635,928	2,285,250

EXPENSES
Investment advisory fees	1,008,795	1,064,545		80,336	424,630	834,470
Distribution fees
Class A	67,080	41,944		5,976	32,918	83,521
Class C	81,862	84,691		1,105	51,604	212,107
Transfer agent fees	185,992	131,368		6,206	54,949	113,622
Fund administration fees	10,034	9,140		640	4,168	7,987
Printing and mailing fees	13,570	16,140		1,837	4,827	11,377
Accounting fees	12,014	11,938		6,989	8,832	11,536
Trustees’ fees and officer compensation	12,240	11,365		7,220	11,042	11,084
Legal fees	61,127	22,881		5,983	12,091	20,833
Audit fees	7,313	6,672		3,998	5,069	6,191
Custodian fees	41,558	72,320		11,674	12,358	16,123
Registration fees	36,167	25,621		15,144	23,169	27,503
Other	18,834	22,826		6,735	10,801	15,728
Total expenses	1,556,586	1,521,451		153,843	656,458	1,372,082
Less expense reductions	(508,999)	—		(37,073)	(54,383)	—
Net expenses	1,047,587	1,521,451		116,770	602,075	1,372,082
NET INVESTMENT INCOME (LOSS)	831,450	172,757		(11,784)	33,853	913,168

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(9,306,144)	(3,925,425	)(a)	(355,956)	3,452,820	4,734,569
Purchased options	(388,302)	(290,048)		(49,928)	(151,183)	(1,545,912)
Foreign currency transactions	(4,609)	(52,250)		(5,592)	(2,424)	(9,757)
Forward foreign currency contracts	(655,697)	—		—	—	—
Written options	(132,452)	—		—	(61,495)	(203,830)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	28,120,954 (b)	27,073,992	(b)	2,482,379	5,499,707 (b)	6,603,009 (b)
Purchased options	57,734	(126,031)		30,876	(5,834)	399,772
Foreign currency translations	(8,675)	5,091		(293)	(1,845)	306
Forward foreign currency contracts	231,699	—		—	—	—
NET GAIN (LOSS)	17,914,508	22,685,329		2,101,486	8,729,746	9,978,157
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,745,958	$22,858,086		$2,089,702	$8,763,599	$10,891,325

(a)	Net of foreign capital gains tax of $(5).

(b)	Net of change of $(65,668), (219,860), (24,905) and (32,419), respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	159

Statements of Operations    Six Months Ended April 30, 2019 (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$948,594	$1,541,956	$1,601,635
Dividends	5,838	63,897	50,468
Dividend taxes withheld	—	—	(283)
Total investment income	954,432	1,605,853	1,651,820

EXPENSES
Investment advisory fees	115,594	138,371	154,298
Distribution fees
Class A	23,131	39,709	147
Class C	28,073	36,613	—
Transfer agent fees	26,113	31,711	6,313
Fund administration fees	2,401	2,160	2,795
Printing and mailing fees	4,072	17,178	905
Accounting fees	10,207	12,138	10,412
Trustees’ fees and officer compensation	10,339	8,019	8,949
Legal fees	8,197	7,536	15,385
Audit fees	4,557	4,463	4,983
Custodian fees	1,564	2,744	2,715
Registration fees	23,610	21,408	730
Offering costs	—	—	17,738
Other	11,326	14,528	10,265
Total expenses	269,184	336,578	235,635
Less expense reductions	(51,014)	(86,935)	(28,822)
Net expenses	218,170	249,643	206,813
NET INVESTMENT INCOME (LOSS)	736,262	1,356,210	1,445,007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(260,527)	(604,664)	114,270
Change in net unrealized appreciation/(depreciation) on:
Investments	2,091,939	1,224,358	1,219,756
NET GAIN (LOSS)	1,831,412	619,694	1,334,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,567,674	$1,975,904	$2,779,033

160	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND			HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018
OPERATIONS
Net investment income (loss)	$113,013,711	$133,560,542		$741,233	$395,193	$2,029,429	$(368,973)
Net realized gain (loss)	101,199,269	(84,087,826)		821,076	(348,206)	7,927,564	33,591,055
Change in unrealized appreciation/(depreciation)	(57,716,869)	150,563,215		5,331,674	(334,618)	(3,718,206)	(64,915,641)
Net increase (decrease) in net assets resulting from operations	156,496,111	200,035,931		6,893,983	(287,631)	6,238,787	(31,693,559)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(29,179,323)	(19,790,489)		(119,461)	(98,050)	(3,642,160)	(963,926)
Class C	(10,520,115)	(6,104,800)		(16,781)	(87)	(1,859,837)	(403,405)
Class I	(242,460,143)	(132,167,069)		(2,862,311)	(196,116)	(32,415,010)	(4,970,781)
Class R	—	(126,158	)(a)	—	—	—	—
Total distributions	(282,159,581)	(158,188,516)		(2,998,553)	(294,253)	(37,917,007)	(6,338,112)

CAPITAL SHARE TRANSACTIONS	1,106,816,730	1,958,907,302		73,894,430	84,875,022	(191,273,723)	757,759,541
TOTAL INCREASE (DECREASE) IN NET ASSETS	981,153,260	2,000,754,717		77,789,860	84,293,138	(222,951,943)	719,727,870

NET ASSETS
Beginning of period	$6,705,841,204	$4,705,086,487		$97,356,511	$13,063,373	$1,164,355,984	$444,628,114
End of period	$7,686,994,464	$6,705,841,204		$175,146,371	$97,356,511	$941,404,041	$1,164,355,984

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	161

Statements of Changes in Net Assets

	CONVERTIBLE FUND			GLOBAL CONVERTIBLE FUND			GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018
OPERATIONS
Net investment income (loss)	$9,233,661	$15,251,028		$3,568,203	$4,049,578		$(1,376,517)	$(5,683,541)
Net realized gain (loss)	1,137,605	63,802,671		(406,101)	4,557,628		92,291,257	246,806,178
Change in unrealized appreciation/(depreciation)	40,385,825	(61,042,739)		3,693,543	(9,247,330)		62,809,328	(134,210,439)
Net increase (decrease) in net assets resulting from operations	50,757,091	18,010,960		6,855,645	(640,124)		153,724,068	106,912,198

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(23,520,533)	(9,096,274)		(487,803)	(486,775)		(110,345,634)	(118,711,102)
Class C	(14,115,823)	(5,028,361)		(163,061)	(95,051)		(66,517,149)	(70,806,265)
Class I	(35,848,449)	(11,800,923)		(5,518,161)	(3,913,214)		(27,706,322)	(28,576,842)
Class R	—	(52,590	)(a)	—	(245	)(a)	—	(690,251	)(a)
Total distributions	(73,484,805)	(25,978,148)		(6,169,025)	(4,495,285)		(204,569,105)	(218,784,460)

CAPITAL SHARE TRANSACTIONS	109,096,711	19,548,691		(1,947,314)	34,679,408		63,479,755	(97,019,944)
TOTAL INCREASE (DECREASE) IN NET ASSETS	86,368,997	11,581,503		(1,260,694)	29,543,999		12,634,718	(208,892,206)

NET ASSETS
Beginning of period	$615,541,169	$603,959,666		$136,237,997	$106,693,998		$1,463,535,075	$1,672,427,281
End of period	$701,910,166	$615,541,169		$134,977,303	$136,237,997		$1,476,169,793	$1,463,535,075

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

162	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH AND INCOME FUND			DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018
OPERATIONS
Net investment income (loss)	$9,751,966	$13,113,736		$96,006	$192,868	$252,409	$359,439
Net realized gain (loss)	42,602,315	125,919,453		1,986,295	1,005,910	963,264	7,267,910
Change in unrealized appreciation/(depreciation)	106,760,716	(35,656,274)		(462,775)	197,081	1,527,200	(5,172,491)
Net increase (decrease) in net assets resulting from operations	159,114,997	103,376,915		1,619,526	1,395,859	2,742,873	2,454,858

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(57,442,098)	(61,831,918)		(95,179)	(163,449)	(1,446,325)	(737,994)
Class C	(31,048,076)	(34,200,058)		(38,283)	(79,037)	(1,259,904)	(155,577)
Class I	(47,146,192)	(41,414,931)		(845,145)	(1,856,416)	(4,646,839)	(917,598)
Class R	—	(687,487	)(a)	—	—	—	(5,402	)(a)
Total distributions	(135,636,366)	(138,134,394)		(978,607)	(2,098,902)	(7,353,068)	(1,816,571)

CAPITAL SHARE TRANSACTIONS	39,687,805	(46,306,586)		(5,642,896)	(607,473)	3,521,217	(5,531,659)
TOTAL INCREASE (DECREASE) IN NET ASSETS	63,166,436	(81,064,065)		(5,001,977)	(1,310,516)	(1,088,978)	(4,893,372)

NET ASSETS
Beginning of period	$1,978,448,735	$2,059,512,800		$23,960,036	$25,270,552	$47,558,843	$52,452,215
End of period	$2,041,615,171	$1,978,448,735		$18,958,059	$23,960,036	$46,469,865	$47,558,843

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	163

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND			EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018(a)		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018
OPERATIONS
Net investment income (loss)	$831,450	$2,204,265		$172,757	$29,128	$(11,784)	$27,211
Net realized gain (loss)	(10,487,204)	26,684,732		(4,267,723)	33,416,762	(411,476)	231,800
Change in unrealized appreciation/(depreciation)	28,401,712	(63,063,179)		26,953,052	(69,667,885)	2,512,962	(3,688,532)
Net increase (decrease) in net assets resulting from operations	18,745,958	(34,174,182)		22,858,086	(36,221,995)	2,089,702	(3,429,521)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(6,172,737)	(4,300,922)		—	(8,575)	—	(9,319)
Class C	(2,405,608)	(1,129,875)		—	—	—	—
Class I	(15,226,176)	(6,458,775)		—	(954,899)	(5,001)	(45,343)
Class R	—	(267,543	)(b)	—	— (b)	—	—
Class R6	(2,420)	—	(a)	—	—	—	—
Total distributions	(23,806,941)	(12,157,115)		—	(963,474)	(5,001)	(54,662)

Return of capital
Class A	—	—		—	(1)	—	(1)
Class I	—	—		—	(109)	—	(7)
Total return of capital	—	—		—	(110)	—	(8)

CAPITAL SHARE TRANSACTIONS	(11,211,105)	(2,477,933)		(40,151,189)	(79,460,414)	(271,247)	399,376
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,272,088)	(48,809,230)		(17,293,103)	(116,645,993)	1,813,454	(3,084,815)

NET ASSETS
Beginning of period	$233,350,070	$282,159,300		$204,531,205	$321,177,198	$13,999,425	$17,084,240
End of period	$217,077,982	$233,350,070		$187,238,102	$204,531,205	$15,812,879	$13,999,425

(a)	International Growth Fund Class R6 commenced operations on September 17, 2018.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

164	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND			GLOBAL GROWTH AND INCOME FUND			TOTAL RETURN BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018
OPERATIONS
Net investment income (loss)	$33,853	$22,110		$913,168	$1,739,689		$736,262	$1,640,128
Net realized gain (loss)	3,237,718	22,866,735		2,975,070	18,995,830		(260,527)	(587,926)
Change in unrealized appreciation/(depreciation)	5,492,028	(24,904,595)		7,003,087	(25,939,489)		2,091,939	(2,567,811)
Net increase (decrease) in net assets resulting from operations	8,763,599	(2,015,750)		10,891,325	(5,203,970)		2,567,674	(1,515,609)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(5,307,306)	(2,369,038)		(6,250,599)	(4,633,084)		(259,562)	(628,147)
Class C	(2,645,190)	(1,306,602)		(5,796,232)	(4,392,776)		(57,709)	(192,264)
Class I	(10,702,341)	(7,611,885)		(6,136,312)	(4,640,349)		(416,222)	(1,298,630)
Class R	—	(472,463	)(a)	—	(74,198	)(a)	—	(5,977	)(a)
Total distributions	(18,654,837)	(11,759,988)		(18,183,143)	(13,740,407)		(733,493)	(2,125,018)

Return of capital
Class A	—	—		—	—		—	(52,753)
Class C	—	—		—	—		—	(15,293)
Class I	—	—		—	—		—	(111,460)
Class R	—	—	(a)	—	—	(a)	—	(414)
Total return of capital	—	—		—	—		—	(179,920)

CAPITAL SHARE TRANSACTIONS	8,824,582	(22,045,459)		(14,377,137)	(13,750,518)		(7,577,000)	(11,492,890)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,066,656)	(35,821,197)		(21,668,955)	(32,694,895)		(5,742,819)	(15,313,437)

NET ASSETS
Beginning of period	$96,453,590	$132,274,787		$190,336,528	$223,031,423		$56,409,386	$71,722,823
End of period	$95,386,934	$96,453,590		$168,667,573	$190,336,528		$50,666,567	$56,409,386

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	165

Statements of Changes in Net Assets

	HIGH INCOME OPPORTUNITIES FUND			SHORT-TERM BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2019	YEAR ENDED OCTOBER 31, 2018(a)
OPERATIONS
Net investment income (loss)	$1,356,210	$2,881,984		$1,445,007	$54,729
Net realized gain (loss)	(604,664)	(547,859)		114,270	356
Change in unrealized appreciation/(depreciation)	1,224,358	(2,172,841)		1,219,756	(37,044)
Net increase (decrease) in net assets resulting from operations	1,975,904	161,284		2,779,033	18,041

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(989,071)	(2,078,697)		(1,547)	(81)
Class C	(187,182)	(565,261)		—	—
Class I	(226,965)	(537,734)		(1,469,326)	(54,089)
Class R	—	(1,704	)(b)	—	—
Total distributions	(1,403,218)	(3,183,396)		(1,470,873)	(54,170)

CAPITAL SHARE TRANSACTIONS	(4,016,266)	(7,003,095)		167,521,358	15,179,104
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,443,580)	(10,025,207)		168,829,518	15,142,975

NET ASSETS
Beginning of period	$49,760,136	$59,785,343		$15,142,975	$—
End of period	$46,316,556	$49,760,136		$183,972,493	$15,142,975

(a)	Short-Term Bond Fund commenced operations on September 19, 2018.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

166	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of seventeen series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Growth Fund, Growth and Income Fund, Dividend Growth Fund, Opportunistic Value Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund , Global Equity Fund, Global Growth and Income Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund (commenced operations on September 19, 2018), (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C, and Class I shares of each of the Funds (except Short-Term Bond Fund). Class R6 shares are offered in International Growth Fund only.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds’ are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

www.calamos.com	167

Notes to Financial Statements    (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 – 2018 remain subject to

168	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2013.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET EQUITY FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%

Next $500 million	0.90%	1.05%	0.43%	0.95%

Next $5 billion	0.80%	1.00%	0.41%	0.90%

Over $6 billion	0.70%	0.90%	0.35%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.30%	0.75%	0.60%	1.25%

Next $500 million	0.80%	0.27%	0.70%	0.55%	1.20%

Over $1 billion	0.75%	0.25%	0.65%	0.50%	1.15%

The average investment advisory fee as of the period ended April 30, 2019 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.66%

Hedged Equity Fund	0.75

Phineus Long/Short Fund	1.22

Convertible Fund	0.74

Global Convertible Fund	0.85

Growth Fund	0.91

Growth and Income Fund	0.69

Dividend Growth Fund	1.00

Opportunistic Value Fund	1.00

International Growth Fund	0.95

Evolving World Growth Fund	1.10

Emerging Market Equity Fund	1.10

Global Equity Fund	0.94

Global Growth and Income Fund	1.00

Total Return Bond Fund	0.45

High Income Opportunities Fund	0.60

Short-Term Bond Fund	0.30

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Notes to Financial Statements    (Unaudited)

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Short Term Bond Fund (“STBF”). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by STBF attributable to the Fund’s investment in STBF, based on daily net assets. For the period ended April 30, 2019, the total advisory fees waived pursuant to such agreement were $8,203, $68,623, and $51,173 for the Growth Fund, Market Neutral Income Fund, Phineus Long/Short Fund, respectively, and are included in the Statements of Operations under the caption “Expense reductions”.

As of April 30, 2019, the Growth Fund, Market Neutral Income Fund, and Phineus Long/Short Fund had holdings of $5.6 million, $120.6 million, and $35.6 million, respectively in STBF. During the period from November 1, 2018 through April 30, 2019, the Growth Fund, Market Neutral Income Fund, and Phineus Long/Short Fund had net subscriptions of $5.5 million, $120.0 million, and $35.3 million and earned $79.0 thousand, $631.3 thousand, and $498.4 thousand in dividends, respectively. As of November 1, 2018, no affiliate Fund had a balance in STBF.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Market Neutral Income Fund	1.75%	2.50%	1.50%	—

Hedged Equity Fund	1.25%	2.00%	1.00%	—

Phineus Long/Short Fund	2.00%	2.75%	1.75%	—

Convertible Fund	1.75%	2.50%	1.50%	—

Global Convertible Fund	1.35%	2.10%	1.10%	—

Growth Fund	1.75%	2.50%	1.50%	—

Growth and Income Fund	1.75%	2.50%	1.50%	—

Dividend Growth Fund	1.35%	2.10%	1.10%	—

Opportunistic Value Fund	1.15%	1.90%	0.90%	—

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Notes to Financial Statements    (Unaudited)

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
International Growth Fund	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio	*

Evolving World Growth Fund	1.75%	2.50%	1.50%	—

Emerging Market Equity Fund	1.75%	2.50%	1.50%	—

Global Equity Fund	1.40%	2.15%	1.15%	—

Global Growth and Income Fund	1.75%	2.50%	1.50%	—

Total Return Bond Fund	0.90%	1.65%	0.65%	—

High Income Opportunities Fund	1.00%	1.75%	0.75%	—

Short-Term Bond Fund	0.65%	—	0.40%	—

*

The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund’s other share classes.

These agreements are binding on Calamos Advisors through March 1, 2022.

For the period ended April 30, 2019, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$68,623

Phineus Long/Short Fund	51,173

Growth Fund	8,203

Dividend Growth Fund	54,789

Opportunistic Value Fund	103,274

International Growth Fund	508,999

Emerging Market Equity Fund	37,073

Global Equity Fund	54,383

Total Return Bond Fund	51,014

High Income Opportunities Fund	86,935

Short-Term Bond Fund	28,822

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I or Class R6 shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2019, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$19,674

Hedged Equity Fund	1,252

Phineus Long/Short Fund	16,660

Convertible Fund	7,762

Global Convertible Fund	111

Growth Fund	18,588

Growth and Income Fund	46,013

Dividend Growth Fund	642

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Notes to Financial Statements    (Unaudited)

FUND	AMOUNT
Opportunistic Value Fund	$979

International Growth Fund	550

Evolving World Growth Fund	994

Emerging Market Equity Fund	8

Global Equity Fund	470

Global Growth and Income Fund	1,946

Total Return Bond Fund	257

High Income Opportunities Fund	114

Short-Term Bond Fund	38

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of April 30, 2019, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Opportunistic Value Fund	47%

Emerging Market Equity Fund	80

High Income Opportunities Fund	26

As of April 30, 2019, the Growth Fund, Market Neutral Income Fund, and Phineus Long/Short Fund held 3.0%, 65.6%, and 19.4% of the outstanding shares respectively of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At April 30, 2019, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Market Neutral Income Fund	$164,399

Hedged Equity Fund	8,128

Phineus Long/Short Fund	10,816

Convertible Fund	157,534

Global Convertible Fund	8,187

Growth Fund	705,228

Growth and Income Fund	316,089

Dividend Growth Fund	10,827

Opportunistic Value Fund	79,400

International Growth Fund	62,000

Evolving World Growth Fund	28,584

Emerging Market Equity Fund	10,826

Global Equity Fund	37,182

Global Growth and Income Fund	121,900

Total Return Bond Fund	39,597

High Income Opportunities Fund	87,551

172	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2019 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Market Neutral Income Fund	$49,831,055	$2,786,361,780	$—	$2,683,314,862

Hedged Equity Fund	—	148,835,233	—	78,740,612

Phineus Long/Short Fund	—	1,317,643,085	—	1,727,553,772

Convertible Fund	—	152,665,436	5,846,250	114,438,826

Global Convertible Fund	—	24,963,756	551,955	29,061,260

Growth Fund	—	384,316,932	—	618,879,914

Growth and Income Fund	—	126,243,765	8,450,000	191,159,425

Dividend Growth Fund	—	949,373	—	8,413,943

Opportunistic Value Fund	—	19,284,742	—	22,476,522

International Growth Fund	—	73,904,850	—	102,173,616

Evolving World Growth Fund	—	51,157,521	—	74,383,550

Emerging Market Equity Fund	—	4,439,160	—	4,310,641

Global Equity Fund	—	21,677,959	—	31,636,840

Global Growth and Income Fund	—	29,840,969	—	55,982,994

Total Return Bond Fund	8,165,008	4,028,228	4,090,366	15,450,752

High Income Opportunities Fund	—	7,023,631	—	12,648,879

Short-Term Bond Fund	149,835,709	126,675,113	116,716,502	1,470,042

The following information is presented on a federal income tax basis as of April 30, 2019. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2019 was as follows*:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$5,120,237,144	$1,402,239,657	$(1,311,256,328)	$90,983,329

Hedged Equity Fund	174,348,177	17,300,870	(10,563,877)	6,736,993

Phineus Long/Short Fund	145,391,539	57,957,023	(108,496,802)	(50,539,779)

Convertible Fund	718,444,547	71,485,884	(23,549,322)	47,936,562

Global Convertible Fund	140,337,825	8,740,925	(9,147,846)	(406,921)

Growth Fund	1,142,384,069	379,361,137	(16,819,194)	362,541,943

Growth and Income Fund	1,592,707,978	560,858,517	(46,598,699)	514,259,818

Dividend Growth Fund	13,515,370	5,612,281	(404,079)	5,208,202

Opportunistic Value Fund	42,130,050	5,552,735	(656,164)	4,896,571

International Growth Fund	179,987,239	39,217,364	(1,711,657)	37,505,707

Evolving World Growth Fund	153,309,649	41,988,891	(4,220,642)	37,768,249

Emerging Market Equity Fund	13,847,702	3,250,805	(405,121)	2,845,684

Global Equity Fund	77,043,452	23,497,695	(1,650,664)	21,847,031

Global Growth and Income Fund	150,215,743	25,911,467	(6,183,517)	19,727,950

Total Return Bond Fund	52,837,908	665,243	(378,739)	286,504

High Income Opportunities Fund	53,027,358	658,597	(1,824,342)	(1,165,745)

Short-Term Bond Fund	186,891,040	1,205,292	(22,580)	1,182,712

*

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

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Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2019 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2018 were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2018
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$77,379,152	$80,809,364	—

Hedged Equity Fund	294,253	223	—

Phineus Long/Short Fund	4,847,673	3,469,521	—

Convertible Fund	10,520,105	18,076,624	—

Global Convertible Fund	1,935,321	2,717,363	—

Growth Fund	34,957,588	218,784,460	—

Growth and Income Fund	30,462,496	116,932,931	—

Dividend Growth Fund	157,148	2,083,020	—

Opportunistic Value Fund	679,851	1,596,824	—

International Growth Fund	2,007,704	16,295,738	—

Evolving World Growth Fund	2,351,175	—	110

Emerging Market Equity Fund	86,283	—	8

Global Equity Fund	2,634,875	13,457,533	—

Global Growth and Income Fund	2,786,565	13,090,122	—

Total Return Bond Fund	1,692,483	352,324	179,920

High Income Opportunities Fund	3,181,977	—	—

Short-Term Bond Fund	54,170	—	—
As of October 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$121,821,134	$115,829	$28,941,168	$19,864,531	$3,197,164

Undistributed capital gains	123,323,179	2,507,493	8,774,837	51,619,872	2,821,799

Total undistributed earnings	245,144,313	2,623,322	37,716,005	71,484,403	6,018,963

Accumulated capital and other losses	—	—	—	—	—

Net unrealized gains/(losses)	171,748,292	(1,606,899)	(56,617,019)	19,243,896	(427,927)

Total accumulated earnings/(losses)	416,892,605	1,016,423	(18,901,014)	90,728,299	5,591,036

Other	(168,554,519)	(9,639)	(327,819)	(209,646)	(12,762)

Paid-in-capital	6,457,503,118	96,349,727	1,183,584,817	525,022,516	130,659,723

Net assets applicable to common shareholders	$6,705,841,204	$97,356,511	$1,164,355,984	$615,541,169	$136,237,997

	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND
Undistributed ordinary income	$55,750,632	$20,038,784	$39,753	$1,883,295

Undistributed capital gains	148,820,107	106,596,572	873,817	5,369,753

Total undistributed earnings	204,570,739	126,635,356	913,570	7,253,048

Accumulated capital and other losses	—	—	—	—

Net unrealized gains/(losses)	299,538,112	398,017,496	5,672,060	3,303,686

Total accumulated earnings/(losses)	504,108,851	524,652,852	6,585,630	10,556,734

Other	(615,464)	(295,206)	(7,988)	(78,475)

Paid-in-capital	960,041,688	1,454,091,089	17,382,394	37,080,584

Net assets applicable to common shareholders	$1,463,535,075	$1,978,448,735	$23,960,036	$47,558,843

174	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND
Undistributed ordinary income	$—	$—	$—	$—	$3,498,839

Undistributed capital gains	23,806,913	—	—	18,654,809	14,609,164

Total undistributed earnings	23,806,913	—	—	18,654,809	18,108,003

Accumulated capital and other losses	—	(21,066,008)	(2,535,659)	—	—

Net unrealized gains/(losses)	8,051,751	10,582,365	315,085	16,233,753	13,450,176

Total accumulated earnings/(losses)	31,858,664	(10,483,643)	(2,220,574)	34,888,562	31,558,179

Other	402,327	(76,789)	(8,242)	(61,771)	(207,258)

Paid-in-capital	201,089,079	215,091,637	16,228,241	61,626,799	158,985,607

Net assets applicable to common shareholders	$233,350,070	$204,531,205	$13,999,425	$96,453,590	$190,336,528

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$—	$10,982	$8,807

Undistributed capital gains	—	—	—

Total undistributed earnings	—	10,982	8,807

Accumulated capital and other losses	(758,886)	(8,722,495)	—

Net unrealized gains/(losses)	(1,883,455)	(2,597,567)	(42,743)

Total accumulated earnings/(losses)	(2,642,341)	(11,309,080)	(33,936)

Other	(71,478)	(101,051)	(2,193)

Paid-in-capital	59,123,205	61,170,267	15,179,104

Net assets applicable to common shareholders	$56,409,386	$49,760,136	$15,142,975

The following Funds had capital loss carryforwards for the period ended April 30, 2019, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Evolving World Growth Fund	$(21,066,008)	$—

Emerging Market Equity Fund	(2,535,659)	—

Total Return Bond Fund	(365,302)	(393,584)

High Income Opportunities Fund	(1,130,937)	(7,591,558)

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to

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Notes to Financial Statements    (Unaudited)

purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of April 30, 2019, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

176	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2019, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of April 30, 2019, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$669,834	$183,932

Purchased options(2)	33,291,201	—

Written options(3)	—	481,050,571

Total Return Swaps(4)	15,716	450,063

	$33,976,751	$481,684,566

	HEDGED EQUITY FUND
Gross amounts at fair value:

Purchased options(2)	$2,022,904	$—

Written options(3)	—	15,558,943

	$2,022,904	$15,558,943

	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:

Purchased Options(2)	$2,534,258	$—

Written Options(3)	—	6,067,252

	$2,534,258	$6,067,252

	CONVERTIBLE FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$27,062	$475

Purchased Options(2)	4,908,735	—

Written options(3)	—	96,600

	$4,935,797	$97,075

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:

Purchased Options(2)	$947,462	$—

	$947,462	$—

	GROWTH FUND
Gross amounts at fair value:

Purchased Options(2)	$1,316,050	$—

Written options(3)	—	2,760,886

	$1,316,050	$2,760,886

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Notes to Financial Statements    (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	GROWTH AND INCOME
Gross amounts at fair value:

Forward foreign currency contracts(1)	$24,907	$433

Purchased Options(2)	6,043,083	—

	$6,067,990	$433

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$—	$160,837

Purchased options(2)	300,471	—

	$300,471	$160,837

	EMERGING MARKET EQUITY FUND
Gross amounts at fair value:
Purchased Options(2)	$95,988	$—

	$95,988	$—

	GLOBAL EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$30,000	$—

	$30,000	$—

	GLOBAL GROWTH AND INCOME
Gross amounts at fair value:
Purchased Options(2)	$331,430	$—

	$331,430	$—

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2019:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Goldman Sachs & Co.	ISDA	$15,716	$450,063	$—	$—	$434,347

Northern Trust Company	ISDA	669,834	—	—	669,834	—

State Street Bank and Trust	ISDA	—	183,932	—	—	183,932

		$685,550	$633,995	$—	$669,834	$618,279

CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$—	$401	$—	$—	$401

Northern Trust Company	ISDA	26,912	—	—	26,912	—

State Street Bank and Trust	ISDA	150	74	—	76	—

		$27,062	$475	$—	$26,988	$401

178	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

GROWTH AND INCOME	GROSS AMOUNTS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$24,750	$—	$—	$24,750	$—

Bank of New York	ISDA	—	355	—	—	355

State Street Bank and Trust	ISDA	157	78	—	79	—

		$24,907	$433	$—	$24,829	$355

INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$—	$160,837	$—	$—	$160,837

		$—	$160,837	$—	$—	$160,837

For the period ended April 30, 2019, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	PURCHASED OPTIONS(2)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	328,967,029	154,163	99,944	5,582,100

Hedged Equity Fund	—	5,100	3,061	—

Phineus Long/Short Fund	—	512,450	519,027	—

Convertible Fund	14,947,242	13,338	501	—

Global Convertible Fund	—	2,390	130	—

Growth Fund	—	72,226	69,347	—

Growth and Income Fund	14,723,018	74,393	9,162	—

Dividend Growth Fund	—	—	—	—

Opportunistic Value Fund	—	—	—	—

International Growth Fund	113,563,876	4,504	140	—

Evolving World Growth Fund	—	17,680	—	—

Emerging Market Equity Fund	—	609	—	—

Global Equity Fund	—	228	65	—

Global Growth and Income Fund	—	4,640	1,940	—

Total Return Bond Fund	—	—	—	—

High Income Opportunities Fund	—	—	—	—

Short-Term Bond Fund	—	—	—	—

*

Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), and opened total return swaps (measured in notional).

(1)

Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)

Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statements of Operations. Upon receipt of cash or cash equivalent collateral, the Funds’

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Notes to Financial Statements    (Unaudited)

securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of April 30, 2019.

FUND	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS	EQUITY	FIXED INCOME	TOTAL	RESIDUAL AMOUNT DUE TO/FROM COUNTERPARTY
Market Neutral Income Fund	$312,062,310	$137,668,391	$244,920,584	$382,588,975	$70,526,665

Hedged Equity Fund	6,379,104	7,710,678	—	7,710,678	1,331,574

Phineus Long/Short Fund	21,674,355	20,855,012	—	20,855,012	(819,343)

Convertible Fund	65,427,763	—	85,491,257	85,491,257	20,063,494

Global Convertible Fund	5,474,323	—	5,368,330	5,368,330	(105,993)

Growth Fund	32,958,710	48,784,857	—	48,784,857	15,826,147

Growth and Income Fund	64,784,526	24,135,611	53,434,377	77,569,988	12,785,462

Dividend Growth Fund	89,769	237,322	—	237,322	147,553

Opportunistic Value Fund	536,508	807,663	—	807,663	271,155

International Growth Fund	1,824,874	14,224,955	—	14,224,955	12,400,081

Evolving World Growth Fund	4,310,157	2,232,142	3,140,797	5,372,939	1,062,782

Emerging Market Equity Fund	823,146	802,440	—	802,440	(20,706)

Global Equity Fund	1,987,759	5,983,500	—	5,983,500	3,995,741

Global Growth and Income Fund	442,808	—	2,540,747	2,540,747	2,097,939

Total Return Bond Fund	2,550,385	—	5,011,003	5,011,003	2,460,618

High Income Opportunities Fund	5,792,850	43,261	7,304,611	7,347,872	1,555,022

Short-Term Bond Fund	3,834,570	—	3,742,027	3,742,027	(92,543)

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

180	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$3,296,303,974	$—	$3,296,303,974

U.S. Government and Agency Securities	—	50,201,147	—	50,201,147

Convertible Preferred Stocks	275,771,972	155,853,400	—	431,625,372

Common Stocks U.S.	3,896,110,517	—	—	3,896,110,517

Exchange-Traded Fund	75,563,140	—	—	75,563,140

Investments in Affiliated Fund	120,649,094	—	—	120,649,094

Purchased Options	33,291,201	—	—	33,291,201

Short Term Investments	202,114,162	—	—	202,114,162

Investment of Cash Collateral For Securities Loaned	145,172,436	166,889,874	—	312,062,310

Forward Foreign Currency Contracts	—	669,834	—	669,834

Total Return Swaps	—	15,716	—	15,716

Total	$4,748,672,522	$3,669,933,945	$—	$8,418,606,467

Liabilities:

Common Stocks Sold Short U.S.	$2,618,409,593	$—	$—	$2,618,409,593

Common Stocks Sold Short Foreign	—	106,805,933	—	106,805,933

Written Options	481,050,571	—	—	481,050,571

Forward Foreign Currency Contracts	—	183,932	—	183,932

Total Return Swaps	—	450,063	—	450,063

Total	$3,099,460,164	$107,439,928	$—	$3,206,900,092

	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$176,664,877	$—	$—	$176,664,877

Exchange-Traded Funds	7,631,289	—	—	7,631,289

Purchased Options	2,022,904	—	—	2,022,904

Short Term Investments	3,945,939	—	—	3,945,939

Investment of Cash Collateral For Securities Loaned	—	6,379,104	—	6,379,104

Total	$190,265,009	$6,379,104	$—	$196,644,113

Liabilities:

Written Options	$15,558,943	$—	$—	$15,558,943

Total	$15,558,943	$—	$—	$15,558,943

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Notes to Financial Statements    (Unaudited)

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$807,016,654	$—	$—	$807,016,654

Common Stocks Foreign	—	18,821,038	—	18,821,038

Investments in Affiliated Fund	35,636,415	—	—	35,636,415

Purchased Options	2,534,258	—	—	2,534,258

Short Term Investments	58,089,215	—	—	58,089,215

Investment of Cash Collateral For Securities Loaned	5,878,622	15,795,733	—	21,674,355

Total	$909,155,164	$34,616,771	$—	$943,771,935

Liabilities:

Common Stocks Sold Short U.S.	$5,450,200	$—	$—	$5,450,200

Exchange-Traded Funds Sold Short	837,402,723	—	—	837,402,723

Written Options	6,067,252	—	—	6,067,252

Total	$848,920,175	$—	$—	$848,920,175

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$557,857,457	$—	$557,857,457

Synthetic Convertible Securities (U.S. Government and Agency Security)	—	12,219,440	—	12,219,440

Synthetic Convertible Securities (Purchased Options)	4,441,695	—	—	4,441,695

Convertible Preferred Stocks	101,221,823	3,611,875	—	104,833,698

Common Stocks U.S.	6,561,283	—	—	6,561,283

Purchased Options	467,040	—	—	467,040

Short Term Investments	14,669,333	—	—	14,669,333

Investment of Cash Collateral For Securities Loaned	26,430,753	38,997,010	—	65,427,763

Forward Foreign Currency Contracts	—	27,062	—	27,062

Total	$153,791,927	$612,712,844	$—	$766,504,771

Liabilities:

Written Options	$96,600	$—	$—	$96,600

Forward Foreign Currency Contracts	—	475	—	475

Total	$96,600	$475	$—	$97,075

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$95,403,056	$—	$95,403,056

Synthetic Convertible Securities (Corporate Bonds)	—	2,116,654	—	2,116,654

Synthetic Convertible Securities (U.S. Government and Agency Securities)	—	11,409,850	—	11,409,850

Synthetic Convertible Securities (Purchased Options)	947,462	—	—	947,462

Convertible Preferred Stocks	13,856,164	814,955	—	14,671,119

Common Stocks U.S.	3,078,794	—	—	3,078,794

Short Term Investments	6,829,646	—	—	6,829,646

Investment of Cash Collateral For Securities Loaned	—	5,474,323	—	5,474,323

Total	$24,712,066	$115,218,838	$—	$139,930,904

182	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$1,348,522,851	$—	$—	$1,348,522,851

Common Stocks Foreign	743,818	—	—	743,818

Exchange-Traded Funds	2,406,690	—	—	2,406,690

Investments in Affiliated Fund	5,595,561	—	—	5,595,561

Purchased Options	1,316,050	—	—	1,316,050

Short Term Investments	116,143,218	—	—	116,143,218

Investment of Cash Collateral For Securities Loaned	8,440,660	24,518,050	—	32,958,710

Total	$1,483,168,848	$24,518,050	$—	$1,507,686,898

Liabilities:

Written Options	$2,760,886	$—	$—	$2,760,886

Total	$2,760,886	$—	$—	$2,760,886

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$303,146,960	$—	$303,146,960

Synthetic Convertible Securities (Corporate Bonds)	—	61,558,979	—	61,558,979

Synthetic Convertible Securities (U.S. Government and Agency Security)	—	32,946,270	—	32,946,270

Synthetic Convertible Securities (Purchased Options)	3,956,013	—	—	3,956,013

Convertible Preferred Stocks	134,930,976	15,223,489	—	150,154,465

Common Stocks U.S.	1,417,544,404	—	—	1,417,544,404

Exchange-Traded Funds	31,860,943	—	—	31,860,943

Purchased Options	2,087,070	—	—	2,087,070

Short Term Investments	38,928,166	—	—	38,928,166

Investment of Cash Collateral For Securities Loaned	32,811,010	31,973,516	—	64,784,526

Forward Foreign Currency Contracts	—	24,907	—	24,907

Total	$1,662,118,582	$444,874,121	$—	$2,106,992,703

Liabilities:

Forward Foreign Currency Contracts	$—	$433	$—	$433

Total	$—	$433	$—	$433

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$18,481,208	$—	$—	$18,481,208

Exchange-Traded Funds	152,532	—	—	152,532

Short Term Investments	63	—	—	63

Investment of Cash Collateral For Securities Loaned	—	89,769	—	89,769

Total	$18,633,803	$89,769	$—	$18,723,572

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$45,165,685	$—	$—	$45,165,685

Exchange-Traded Funds	1,083,231	—	—	1,083,231

Short Term Investments	241,197	—	—	241,197

Investment of Cash Collateral For Securities Loaned	—	536,508	—	536,508

Total	$46,490,113	$536,508	$—	$47,026,621

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Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$52,842,610	$—	$—	$52,842,610

Common Stocks Foreign	23,554,416	134,957,206	—	158,511,622

Purchased Options	300,471	—	—	300,471

Short Term Investments	4,013,369	—	—	4,013,369

Investment of Cash Collateral For Securities Loaned	—	1,824,874	—	1,824,874

Total	$80,710,866	$136,782,080	$—	$217,492,946

Liabilities:

Forward Foreign Currency Contracts	$—	$160,837	$—	$160,837

Total	$—	$160,837	$—	$160,837

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$38,283,500	$—	$38,283,500

Convertible Preferred Stocks	—	11,831,588	—	11,831,588

Common Stocks U.S.	20,184,515	—	—	20,184,515

Common Stocks Foreign	14,172,202	100,411,461	—	114,583,663

Purchased Options	1,881,410	—	—	1,881,410

Short Term Investments	3,065	—	—	3,065

Investment of Cash Collateral For Securities Loaned	—	4,310,157	—	4,310,157

Total	$36,241,192	$154,836,706	$—	$191,077,898

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$4,577,924	$189,263	$—	$4,767,187

Common Stocks Foreign	1,439,406	8,831,050	—	10,270,456

Exchange-Traded Funds	524,759	—	—	524,759

Purchased Options	95,988	—	—	95,988

Short Term Investments	211,850	—	—	211,850

Investment of Cash Collateral For Securities Loaned	—	823,146	—	823,146

Total	$6,849,927	$9,843,459	$—	$16,693,386

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$53,515,859	$—	$—	$53,515,859

Common Stocks Foreign	5,971,002	32,331,186	—	38,302,188

Purchased Options	30,000	—	—	30,000

Short Term Investments	5,054,677	—	—	5,054,677

Investment of Cash Collateral For Securities Loaned	—	1,987,759	—	1,987,759

Total	$64,571,538	$34,318,945	$—	$98,890,483

184	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$48,717,990	$—	$48,717,990

Synthetic Convertible Securities (Corporate Bonds)	—	1,072,618	—	1,072,618

Synthetic Convertible Securities (U.S. Government and Agency Security)	—	10,653,487	—	10,653,487

Synthetic Convertible Securities (Purchased Options)	116,440	—	—	116,440

Convertible Preferred Stocks	7,772,103	5,168,717	—	12,940,820

Common Stocks U.S.	53,114,406	—	—	53,114,406

Common Stocks Foreign	4,149,164	33,364,357	—	37,513,521

Purchased Options	214,990	—	—	214,990

Short Term Investments	5,156,613	—	—	5,156,613

Investment of Cash Collateral For Securities Loaned	—	442,808	—	442,808

Total	$70,523,716	$99,419,977	$—	$169,943,693

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$24,903,576	$—	$24,903,576

Bank Loans	—	1,901,556	—	1,901,556

U.S. Government and Agency Securities	—	19,217,935	—	19,217,935

Asset Backed Securities	—	4,137,311	—	4,137,311

Short Term Investments	413,649	—	—	413,649

Investment of Cash Collateral For Securities Loaned	—	2,550,385	—	2,550,385

Total	$413,649	$52,710,763	$—	$53,124,412

	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$37,151,376	$—	$37,151,376

Convertible Bonds	—	512,638	—	512,638

Bank Loans	—	5,002,712	—	5,002,712

Convertible Preferred Stocks	427,497	—	—	427,497

Common Stocks U.S.	735,655	—	—	735,655

Short Term Investments	2,238,885	—	—	2,238,885

Investment of Cash Collateral For Securities Loaned	—	5,792,850	—	5,792,850

Total	$3,402,037	$48,459,576	$—	$51,861,613

	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$114,318,981	$—	$114,318,981

Convertible Bond	—	396,178	—	396,178

U.S. Government and Agency Securities	—	33,427,960	—	33,427,960

Bank Loans	—	8,051,205	—	8,051,205

Asset Backed Securities	—	21,919,378	—	21,919,378

Residential Mortgage Backed Securities	—	3,092,972	—	3,092,972

Municipal Obligations	—	664,339	—	664,339

Short Term Investments	2,368,169	—	—	2,368,169

Investment of Cash Collateral For Securities Loaned	—	3,834,570	—	3,834,570

Total	$2,368,169	$185,705,583	$—	$188,073,752

www.calamos.com	185

Notes to Financial Statements    (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Six Months ended April 30, 2019:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,243,748	$227,224,259	426,611	$4,796,133	1,559,995	$18,280,140

Shares issued as reinvestment of distributions	2,089,160	26,786,097	11,169	119,461	325,291	3,636,756

Less shares redeemed	(12,565,838)	(164,971,269)	(304,789)	(3,445,703)	(2,847,588)	(33,179,589)

Net increase (decrease)	6,767,070	$89,039,087	132,991	$1,469,891	(962,302)	$(11,262,693)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,152,630	$42,319,488	136,628	$1,525,839	414,881	$4,761,791

Shares issued as reinvestment of distributions	712,934	9,283,599	1,590	16,781	170,003	1,859,837

Less shares redeemed	(6,034,985)	(80,743,138)	(24,348)	(269,280)	(956,239)	(10,956,348)

Net increase (decrease)	(2,169,421)	$(29,140,051)	113,870	$1,273,340	(371,355)	$(4,334,720)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	141,636,789	$1,843,813,326	7,807,466	$87,644,016	16,128,139	$190,683,895

Shares issued as reinvestment of distributions	16,052,474	203,306,462	267,614	2,862,311	2,860,728	32,211,796

Less shares redeemed	(77,184,902)	(1,000,202,094)	(1,744,641)	(19,355,128)	(33,847,959)	(398,572,001)

Net increase (decrease)	80,504,361	$1,046,917,694	6,330,439	$71,151,199	(14,859,092)	$(175,676,310)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

186	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,771,123	$79,811,740	147,619	$1,546,131	9,037,174	$267,624,312

Shares issued as reinvestment of distributions	1,356,087	20,873,410	48,772	487,744	3,896,550	99,712,712

Less shares redeemed	(3,008,547)	(50,572,581)	(178,699)	(1,898,872)	(3,085,063)	(92,443,524)

Net increase (decrease)	3,118,663	$50,112,569	17,692	$135,003	9,848,661	$274,893,500

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	495,321	$8,141,003	31,400	$325,487	282,028	$4,463,314

Shares issued as reinvestment of distributions	862,173	13,096,402	16,223	160,278	4,480,634	65,327,650

Less shares redeemed	(4,304,170)	(71,431,648)	(72,011)	(760,596)	(16,745,125)	(284,243,458)

Net increase (decrease)	(2,946,676)	$(50,194,243)	(24,388)	$(274,831)	(11,982,463)	$(214,452,494)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	11,643,119	$171,211,992	2,580,240	$27,240,024	276,301	$10,944,207

Shares issued as reinvestment of distributions	2,582,374	35,075,454	550,885	5,512,508	776,327	27,140,373

Less shares redeemed	(6,550,690)	(97,109,061)	(3,354,484)	(34,560,018)	(885,105)	(35,045,831)

Net increase (decrease)	7,674,803	$109,178,385	(223,359)	$(1,807,486)	167,523	$3,038,749

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

www.calamos.com	187

Notes to Financial Statements    (Unaudited)

	GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	11,139,954	$347,645,791	63,984	$763,537	186,697	$2,465,706

Shares issued as reinvestment of distributions	1,762,591	49,693,856	8,757	94,994	111,969	1,322,359

Less shares redeemed	(3,149,615)	(96,918,382)	(22,051)	(265,960)	(832,114)	(12,726,437)

Net increase (decrease)	9,752,930	$300,421,265	50,690	$592,571	(533,448)	$(8,938,372)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	440,816	$13,327,308	28,927	$311,019	270,405	$3,670,899

Shares issued as reinvestment of distributions	1,050,283	29,607,487	3,605	38,283	119,355	1,232,939

Less shares redeemed	(11,759,985)	(368,563,802)	(46,544)	(550,994)	(258,086)	(2,977,649)

Net increase (decrease)	(10,268,886)	$(325,629,007)	(14,012)	$(201,692)	131,674	$1,926,189

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,289,451	$124,358,912	192,934	$2,360,754	736,995	$11,726,599

Shares issued as reinvestment of distributions	1,709,621	46,132,959	78,025	845,145	383,271	4,645,250

Less shares redeemed	(3,656,086)	(105,596,324)	(787,253)	(9,239,674)	(428,747)	(5,838,449)

Net increase (decrease)	2,342,986	$64,895,547	(516,294)	$(6,033,775)	691,519	$10,533,400

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

188	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	762,747	$12,730,166	251,518	$3,373,691	12,998	$120,672

Shares issued as reinvestment of distributions	362,648	5,305,535	—	—	—	—

Less shares redeemed	(1,126,927)	(18,792,651)	(605,155)	(7,999,440)	(7,661)	(71,088)

Net increase (decrease)	(1,532)	$(756,950)	(353,637)	$(4,625,749)	5,337	$49,584

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	40,844	$554,670	47,452	$580,615	825	$7,250

Shares issued as reinvestment of distributions	171,935	2,240,318	—	—	—	—

Less shares redeemed	(737,442)	(10,798,789)	(344,038)	(4,312,174)	(11,069)	(93,279)

Net increase (decrease)	(524,663)	$(8,003,801)	(296,586)	$(3,731,559)	(10,244)	$(86,029)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,030,801	$16,919,682	688,186	$9,151,676	20,988	$186,042

Shares issued as reinvestment of distributions	1,006,590	15,149,175	—	—	586	5,001

Less shares redeemed	(2,442,310)	(41,441,985)	(3,078,550)	(40,945,557)	(47,901)	(425,845)

Net increase (decrease)	(404,919)	$(9,373,128)	(2,390,364)	$(31,793,881)	(26,327)	$(234,802)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	432,592	$7,066,950	—	$—	—	$—

Shares issued as reinvestment of distributions	160	2,420	—	—	—	—

Less shares redeemed	(8,473)	(146,596)	—	—	—	—

Net increase (decrease)	424,279	$6,922,774	—	$—	—	$—

www.calamos.com	189

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	469,534	$4,897,021	3,992,236	$32,967,403	718,536	$7,142,631

Shares issued as reinvestment of distributions	421,580	4,009,226	714,476	5,375,534	20,971	209,980

Less shares redeemed	(372,546)	(4,166,652)	(1,333,175)	(11,054,757)	(485,958)	(4,842,343)

Net increase (decrease)	518,568	$4,739,595	3,373,537	$27,288,180	253,549	$2,510,268

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	201,483	$2,208,434	373,336	$2,478,979	136,897	$1,346,924

Shares issued as reinvestment of distributions	289,494	2,417,271	832,153	5,492,213	5,352	53,384

Less shares redeemed	(436,873)	(4,205,875)	(5,260,874)	(38,069,071)	(474,155)	(4,738,125)

Net increase (decrease)	54,104	$419,830	(4,055,385)	$(30,097,879)	(331,906)	$(3,337,817)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	241,415	$2,726,363	856,285	$7,145,549	271,250	$2,740,738

Shares issued as reinvestment of distributions	1,073,542	10,520,717	757,447	5,881,685	41,187	411,573

Less shares redeemed	(792,138)	(9,581,923)	(2,849,525)	(24,594,672)	(1,000,898)	(9,901,762)

Net increase (decrease)	522,819	$3,665,157	(1,235,793)	$(11,567,438)	(688,461)	$(6,749,451)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

190	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	747,027	$6,269,280	19,829	$198,676

Shares issued as reinvestment of distributions	111,881	925,327	154	1,547

Less shares redeemed	(465,535)	(3,825,864)	(47)	(472)

Net increase (decrease)	393,373	$3,368,743	19,936	$199,751

Class C	Shares	Dollars	Shares	Dollars
Shares sold	23,806	$209,198	—	$—

Shares issued as reinvestment of distributions	21,297	184,346	—	—

Less shares redeemed	(820,561)	(7,244,533)	—	—

Net increase (decrease)	(775,458)	$(6,850,989)	—	$—

Class I	Shares	Dollars	Shares	Dollars
Shares sold	151,820	$1,273,910	16,666,159	$166,868,766

Shares issued as reinvestment of distributions	25,989	214,786	55,074	551,526

Less shares redeemed	(242,948)	(2,022,716)	(9,802)	(98,685)

Net increase (decrease)	(65,139)	$(534,020)	16,711,431	$167,321,607

Class R6	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—

Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

www.calamos.com	191

Notes to Financial Statements    (Unaudited)

The following table summarizes the activity in capital shares of the Funds for the year ended October 31, 2018:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,304,729	$313,766,420	3,026,723	$34,707,585	6,488,594	$81,785,520

Shares issued as reinvestment of distributions	1,389,035	18,438,255	8,436	98,050	77,219	962,149

Shares converted from class R	456,993	6,105,427	—	—	—	—

Less shares redeemed	(20,993,918)	(282,581,777)	(2,677,841)	(30,489,455)	(3,035,625)	(38,072,768)

Net increase (decrease)	4,156,839	$55,728,325	357,318	$4,316,180	3,530,188	$44,674,901

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,044,232	$69,003,246	41,040	$471,929	2,677,188	$33,309,114

Shares issued as reinvestment of distributions	410,720	5,529,317	8	87	32,298	397,268

Less shares redeemed	(4,056,839)	(55,404,303)	(2,778)	(30,004)	(704,983)	(8,639,555)

Net increase (decrease)	1,398,113	$19,128,260	38,270	$442,012	2,004,503	$25,066,827

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	201,073,177	$2,677,721,119	7,299,401	$84,667,799	72,928,696	$926,283,927

Shares issued as reinvestment of distributions	8,642,306	113,598,391	16,925	196,116	392,138	4,909,564

Less shares redeemed	(67,773,139)	(900,807,963)	(414,839)	(4,747,085)	(19,452,058)	(243,175,678)

Net increase (decrease)	141,942,344	$1,890,511,547	6,901,487	$80,116,830	53,868,776	$688,017,813

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	25,000	$332,597	—	$—	—	$—

Shares issued as reinvestment of distributions	7,310	96,131	—	—	—	—

Less shares redeemed	(58,819)	(784,131)	—	—	—	—

Shares converted to class A	(458,875)	(6,105,427)	—	—	—	—

Net increase (decrease)	(485,384)	$(6,460,830)	—	$—	—	$—

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

192	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,490,392	$46,027,206	769,987	$8,556,786	1,045,901	$35,392,030

Shares issued as reinvestment of distributions	445,294	7,973,633	44,303	483,005	3,302,766	106,811,442

Shares converted from class R	94,626	1,692,856	743	8,253	160,063	5,406,928

Less shares redeemed	(3,539,359)	(65,339,068)	(911,638)	(10,154,591)	(6,039,038)	(208,488,738)

Net increase (decrease)	(509,047)	$(9,645,373)	(96,605)	$(1,106,547)	(1,530,308)	$(60,878,338)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	451,525	$8,239,481	147,136	$1,617,477	239,855	$5,182,517

Shares issued as reinvestment of distributions	263,210	4,631,349	8,538	91,739	3,338,958	68,882,701

Less shares redeemed	(1,653,755)	(30,141,422)	(51,663)	(566,118)	(4,283,795)	(95,076,494)

Net increase (decrease)	(939,020)	$(17,270,592)	104,011	$1,143,098	(704,982)	$(21,011,276)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,786,551	$129,978,184	5,534,311	$61,616,069	759,645	$34,701,111

Shares issued as reinvestment of distributions	716,667	11,544,487	357,579	3,907,030	658,057	27,862,157

Less shares redeemed	(5,674,347)	(93,339,101)	(2,791,104)	(30,872,234)	(1,597,541)	(72,616,037)

Net increase (decrease)	2,828,871	$48,183,570	3,100,786	$34,650,865	(179,839)	$(10,052,769)

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,804	$50,132	—	$—	14,470	$457,344

Shares issued as reinvestment of distributions	2,260	39,597	23	245	19,006	574,749

Less shares redeemed	(6,421)	(115,787)	—	—	(21,840)	(702,726)

Shares converted to class A	(95,040)	(1,692,856)	(747)	(8,253)	(171,252)	(5,406,928)

Net increase (decrease)	(96,397)	$(1,718,914)	(724)	$(8,008)	(159,616)	$(5,077,561)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

www.calamos.com	193

Notes to Financial Statements    (Unaudited)

	GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,828,279	$60,648,514	36,621	$457,419	68,060	$1,062,665

Shares issued as reinvestment of distributions	1,668,011	53,417,704	13,502	163,449	47,295	712,264

Shares converted from class R	348,363	11,447,223	—	—	9,856	151,294

Less shares redeemed	(5,973,982)	(199,006,475)	(19,572)	(247,248)	(175,440)	(2,724,491)

Net increase (decrease)	(2,129,329)	$(73,493,034)	30,551	$373,620	(50,229)	$(798,268)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	620,929	$20,716,983	9,121	$111,383	3,505	$49,331

Shares issued as reinvestment of distributions	1,010,250	32,400,402	6,653	79,037	10,988	149,333

Less shares redeemed	(3,510,401)	(117,073,601)	(13,712)	(170,222)	(45,143)	(637,684)

Net increase (decrease)	(1,879,222)	$(63,956,216)	2,062	$20,198	(30,650)	$(439,020)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,419,973	$174,411,586	131,156	$1,670,092	29,642	$473,387

Shares issued as reinvestment of distributions	1,302,327	40,205,524	153,479	1,856,415	57,863	893,972

Less shares redeemed	(3,503,146)	(111,683,122)	(361,307)	(4,527,798)	(344,243)	(5,499,472)

Net increase (decrease)	3,219,154	$102,933,988	(76,672)	$(1,001,291)	(256,738)	$(4,132,113)

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,639	$506,978	—	$—	291	$4,471

Shares issued as reinvestment of distributions	19,246	606,450	—	—	80	1,186

Less shares redeemed	(44,626)	(1,457,529)	—	—	(1,114)	(16,621)

Shares converted to class A	(351,366)	(11,447,223)	—	—	(9,994)	(151,294)

Net increase (decrease)	(361,107)	$(11,791,324)	—	$—	(10,737)	$(162,258)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

194	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,560,783	$77,582,022	793,820	$12,006,694	16,938	$182,579

Shares issued as reinvestment of distributions	188,722	3,940,528	550	8,122	887	9,320

Shares converted from class R	312,475	6,808,822	145,134	2,303,279	—	—

Less shares redeemed	(4,134,915)	(87,647,764)	(2,769,557)	(41,240,663)	(12,255)	(126,537)

Net increase (decrease)	(72,935)	$683,608	(1,830,053)	$(26,922,568)	5,570	$65,362

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	77,422	$1,510,861	175,178	$2,500,143	4,210	$41,438

Shares issued as reinvestment of distributions	54,710	1,040,583	—	—	—	—

Less shares redeemed	(295,417)	(5,656,723)	(440,136)	(6,102,909)	(7,248)	(71,644)

Net increase (decrease)	(163,285)	$(3,105,279)	(264,958)	$(3,602,766)	(3,038)	$(30,206)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,908,475	$41,551,059	3,062,969	$46,063,386	109,133	$1,222,231

Shares issued as reinvestment of distributions	295,866	6,316,729	59,671	885,521	4,307	45,350

Less shares redeemed	(1,893,024)	(41,115,312)	(6,143,599)	(92,860,230)	(91,379)	(903,361)

Net increase (decrease)	311,317	$6,752,476	(3,020,959)	$(45,911,323)	22,061	$364,220

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	26,978	$574,860	11,039	$168,394	—	$—

Shares issued as reinvestment of distributions	9,239	188,200	—	—	—	—

Less shares redeemed	(36,825)	(787,976)	(58,709)	(888,872)	—	—

Shares converted to class A	(320,427)	(6,808,822)	(147,156)	(2,303,279)	—	—

Net increase (decrease)	(321,035)	$(6,833,738)	(194,826)	$(3,023,757)	—	$—

Class R6(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,197	$25,000	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	1,197	$25,000	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	International Growth Fund Class R6 commenced operations on September 17, 2018.

www.calamos.com	195

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	346,836	$5,221,585	544,702	$5,257,205	168,855	$1,706,191

Shares issued as reinvestment of distributions	126,959	1,837,097	420,944	3,955,552	51,227	517,633

Shares converted from class R	357,072	5,398,935	104,769	1,016,255	61,291	614,140

Less shares redeemed	(535,449)	(8,085,122)	(1,993,126)	(19,270,396)	(626,257)	(6,288,448)

Net increase (decrease)	295,418	$4,372,495	(922,711)	$(9,041,384)	(344,884)	$(3,450,484)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	83,432	$1,145,132	291,472	$2,491,887	67,659	$686,541

Shares issued as reinvestment of distributions	86,016	1,135,416	489,662	4,088,680	18,552	187,881

Less shares redeemed	(243,411)	(3,334,186)	(1,901,384)	(16,249,536)	(330,688)	(3,351,059)

Net increase (decrease)	(73,963)	$(1,053,638)	(1,120,250)	$(9,668,969)	(244,477)	$(2,476,637)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,007,980	$15,534,006	2,678,700	$26,661,221	1,193,049	$12,036,831

Shares issued as reinvestment of distributions	506,670	7,488,587	429,390	4,152,611	137,422	1,386,984

Less shares redeemed	(2,764,474)	(43,444,918)	(2,487,651)	(24,606,215)	(1,854,902)	(18,617,344)

Net increase (decrease)	(1,249,824)	$(20,422,325)	620,439	$6,207,617	(524,431)	$(5,193,529)

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	61,091	$901,022	5,432	$51,418	25,219	$257,282

Shares issued as reinvestment of distributions	28,155	394,456	5,692	52,426	162	1,666

Less shares redeemed	(57,612)	(838,534)	(34,928)	(335,371)	(1,672)	(17,048)

Shares converted to class A	(368,961)	(5,398,935)	(106,802)	(1,016,255)	(61,421)	(614,140)

Net increase (decrease)	(337,327)	$(4,941,991)	(130,606)	$(1,247,782)	(37,712)	$(372,240)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

196	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND(b)
Class A	Shares	Dollars	Shares	Dollars
Shares sold	995,944	$8,579,913	2,500	$25,000

Shares issued as reinvestment of distributions	221,549	1,906,178	8	81

Shares converted from class R	13,166	114,548	—	—

Less shares redeemed	(1,475,277)	(12,733,842)	—	—

Net increase (decrease)	(244,618)	$(2,133,203)	2,508	$25,081

Class C	Shares	Dollars	Shares	Dollars
Shares sold	21,467	$198,026	—	$—

Shares issued as reinvestment of distributions	61,066	553,202	—	—

Less shares redeemed	(401,593)	(3,653,160)	—	—

Net increase (decrease)	(319,060)	$(2,901,932)	—	$—

Class I	Shares	Dollars	Shares	Dollars
Shares sold	348,933	$3,017,151	3,015	$30,140

Shares acquired through In-Kind purchases	—	—	1,507,400	15,074,001

Shares issued as reinvestment of distributions	55,269	475,680	5,418	54,087

Less shares redeemed	(614,914)	(5,339,800)	(422)	(4,205)

Net increase (decrease)	(210,712)	$(1,846,969)	1,515,411	$15,154,023

Class R(a)	Shares	Dollars	Shares	Dollars
Shares sold	646	$5,668	—	$—

Shares issued as reinvestment of distributions	174	1,527	—	—

Less shares redeemed	(1,543)	(13,638)	—	—

Shares converted to class A	(13,211)	(114,548)	—	—

Net increase (decrease)	(13,934)	$(120,991)	—	$—

Class R6	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—

Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Short-Term Bond Fund commenced operations on September 19, 2018.

www.calamos.com	197

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.52		$13.41	$13.13	$13.08	$13.13	$13.09

Income from investment operations:

Net investment income (loss)(a)	0.20		0.30	0.26	0.25	0.21	0.15

Net realized and unrealized gain (loss)	0.06		0.19	0.35	0.16	—	0.27

Total from investment operations	0.26		0.49	0.61	0.41	0.21	0.42

Distributions:

Dividends from net investment income	(0.11)		(0.16)	(0.13)	(0.16)	(0.12)	(0.12)

Dividends from net realized gains	(0.41)		(0.22)	(0.20)	(0.20)	(0.14)	(0.26)

Total distributions	(0.52)		(0.38)	(0.33)	(0.36)	(0.26)	(0.38)

Net asset value, end of period	$13.26		$13.52	$13.41	$13.13	$13.08	$13.13

Ratios and supplemental data:

Total return(b)	2.06%		3.79%	4.74%	3.16%	1.60%	3.27%

Net assets, end of period (000)	$819,557		$743,925	$682,451	$970,737	$1,051,576	$1,351,641

Ratio of net expenses to average net assets	1.24%	(c)(d)	1.25% (e)	1.28% (f)	1.22% (g)	1.23%	1.20%

Ratio of gross expenses to average net assets prior to expense reductions	1.25%	(c)	1.25%	1.28%	1.22%	1.23%	1.20%

Ratio of net investment income (loss) to average net assets	3.00%	(c)	2.26%	1.96%	1.91%	1.58%	1.17%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	28.8%		66.8%	81.1%	37.5%	37.6%	70.5%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.73		$13.62	$13.33	$13.27	$13.32	$13.30

Income from investment operations:

Net investment income (loss)(a)	0.17		0.21	0.16	0.15	0.11	0.06

Net realized and unrealized gain (loss)	0.04		0.19	0.36	0.17	0.01	0.26

Total from investment operations	0.21		0.40	0.52	0.32	0.12	0.32

Distributions:

Dividends from net investment income	(0.05)		(0.07)	(0.03)	(0.06)	(0.03)	(0.04)

Dividends from net realized gains	(0.41)		(0.22)	(0.20)	(0.20)	(0.14)	(0.26)

Total distributions	(0.46)		(0.29)	(0.23)	(0.26)	(0.17)	(0.30)

Net asset value, end of period	$13.48		$13.73	$13.62	$13.33	$13.27	$13.32

Ratios and supplemental data:

Total return(b)	1.67%		3.03%	3.98%	2.41%	0.86%	2.40%

Net assets, end of period (000)	$268,756		$303,417	$282,115	$318,853	$339,054	$349,791

Ratio of net expenses to average net assets	1.99%	(c)(d)	2.00% (e)	2.03% (f)	1.97% (g)	1.98%	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	1.99%	(c)	2.00%	2.03%	1.97%	1.98%	1.95%

Ratio of net investment income (loss) to average net assets	2.62%	(c)	1.51%	1.22%	1.16%	0.83%	0.42%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.04% and 1.79% for the period ended April 30, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% and 1.81% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% and 1.83% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% and 1.84% for the year ended October 31, 2016.

198	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.36		$13.26	$12.98	$12.94	$12.99	$12.97

Income from investment operations:

Net investment income (loss)(a)	0.21		0.33	0.29	0.27	0.24	0.18

Net realized and unrealized gain (loss)	0.05		0.19	0.36	0.16	—	0.25

Total from investment operations	0.26		0.52	0.65	0.43	0.24	0.43

Distributions:

Dividends from net investment income	(0.12)		(0.20)	(0.17)	(0.19)	(0.15)	(0.15)

Dividends from net realized gains	(0.41)		(0.22)	(0.20)	(0.20)	(0.14)	(0.26)

Total distributions	(0.53)		(0.42)	(0.37)	(0.39)	(0.29)	(0.41)

Net asset value, end of period	$13.09		$13.36	$13.26	$12.98	$12.94	$12.99

Ratios and supplemental data:

Total return(b)	2.20%		4.02%	5.07%	3.38%	1.89%	3.40%

Net assets, end of period (000)	$6,598,682		$5,658,499	$3,734,035	$2,587,922	$2,377,641	$2,470,829

Ratio of net expenses to average net assets	0.99%	(c)(d)	0.99% (e)	1.02% (f)	0.97% (g)	0.98%	0.95%

Ratio of gross expenses to average net assets prior to expense reductions	1.00%	(c)	0.99%	1.02%	0.97%	0.98%	0.95%

Ratio of net investment income (loss) to average net assets	3.24%	(c)	2.49%	2.22%	2.15%	1.83%	1.41%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.79% for the period ended April 30, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% for the year ended October 31, 2016.

www.calamos.com	199

Calamos Hedged Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of period	$11.44		$10.85		$10.03	$10.00	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.05		0.08		0.12	0.10	0.06

Net realized and unrealized gain (loss)	0.40		0.57		0.76	0.17	0.01

Total from investment operations	0.45		0.65		0.88	0.27	0.07

Distributions:

Dividends from net investment income	(0.01)		(0.06)		(0.06)	(0.15)	(0.07)

Dividends from net realized gains	(0.25)		—		—	(0.09)	—

Total distributions	(0.26)		(0.06)		(0.06)	(0.24)	(0.07)

Net asset value, end of period	$11.63		$11.44		$10.85	$10.03	$10.00

Ratios and supplemental data:

Total return(b)	4.07%		6.08%		8.77%	2.79%	0.67%

Net assets, end of period (000)	$6,783		$5,151		$1,007	$10,275	$5,661

Ratio of net expenses to average net assets	1.23%	(c)	1.25%		1.25%	1.22%	1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(c)	1.47%		2.14%	2.03%	3.05%	(c)

Ratio of net investment income (loss) to average net assets	0.87%	(c)	0.65%		1.12%	1.01%	0.78%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2019		2018		2017	2016	2015

Portfolio turnover rate	57.6%		140.8%		49.2%	19.6%	29.4%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2014• through October 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of period	$11.35		$10.78		$10.00	$9.98	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.00	*	(0.01)		0.02	0.03	0.00	*

Net realized and unrealized gain (loss)	0.40		0.58		0.79	0.16	0.01

Total from investment operations	0.40		0.57		0.81	0.19	0.01

Distributions:

Dividends from net investment income	(0.01)		(0.00	)*	(0.03)	(0.08)	(0.03)

Dividends from net realized gains	(0.25)		—		—	(0.09)	—

Total distributions	(0.26)		(0.00	)*	(0.03)	(0.17)	(0.03)

Net asset value, end of period	$11.49		$11.35		$10.78	$10.00	$9.98

Ratios and supplemental data:

Total return(b)	3.72%		5.31%		8.09%	1.92%	0.09%

Net assets, end of period (000)	$1,933		$616		$173	$156	$100

Ratio of net expenses to average net assets	1.97%	(c)	2.00%		2.00%	1.97%	2.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	(c)	2.30%		3.03%	2.79%	3.79%	(c)

Ratio of net investment income (loss) to average net assets	0.04%	(c)	(0.07%	)	0.24%	0.26%	0.03%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

200	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			December 31, 2014• through October 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of period	$11.45		$10.84	$10.04	$10.01	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.06		0.10	0.13	0.13	0.09

Net realized and unrealized gain (loss)	0.41		0.59	0.78	0.17	—

Total from investment operations	0.47		0.69	0.91	0.30	0.09

Distributions:

Dividends from net investment income	(0.05)		(0.08)	(0.11)	(0.18)	(0.08)

Dividends from net realized gains	(0.25)		—	—	(0.09)	—

Total distributions	(0.30)		(0.08)	(0.11)	(0.27)	(0.08)

Net asset value, end of period	$11.62		$11.45	$10.84	$10.04	$10.01

Ratios and supplemental data:

Total return(b)	4.32%		6.38%	9.12%	3.02%	0.89%

Net assets, end of period (000)	$166,431		$91,589	$11,883	$8,035	$5,527

Ratio of net expenses to average net assets	0.97%	(c)	1.00%	1.00%	0.97%	1.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.97%	(c)	1.26%	2.06%	1.81%	2.80%	(c)

Ratio of net investment income (loss) to average net assets	1.13%	(c)	0.91%	1.22%	1.27%	1.03%	(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		April 5, 2016• through October 31,
	2019		2018	2017	2016

Net asset value, beginning of period	$12.15		$12.33	$10.77	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.01		(0.03)	(0.16)	(0.10)

Net realized and unrealized gain (loss)	0.10		—	1.82	0.87

Total from investment operations	0.11		(0.03)	1.66	0.77

Distributions:

Dividends from net investment income	—		—	—	—

Dividends from net realized gains	(0.44)		(0.15)	(0.10)	—

Total distributions	(0.44)		(0.15)	(0.10)	—

Net asset value, end of period	$11.82		$12.15	$12.33	$10.77

Ratios and supplemental data:

Total return(b)	1.18%		(0.34% )	15.46%	7.70%

Net assets, end of period (000)	$94,447		$108,730	$66,854	$14,708

Ratio of net expenses to average net assets	2.64%	(c)(d)	2.28% (e)	2.71% (f)	2.99%	(c)(g)

Ratio of gross expenses to average net assets prior to expense reductions	2.65%	(c)	2.28%	2.71%	4.04%	(c)

Ratio of net investment income (loss) to average net assets	0.24%	(c)	(0.27% )	(1.34% )	(1.77%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		April 5, 2016• through October 31,
	2019		2018	2017	2016

Portfolio turnover rate	87.5%		228.6%	167.8%	177.6%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		April 5, 2016• through October 31,
	2019		2018	2017	2016

Net asset value, beginning of period	$11.92		$12.19	$10.73	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.03)		(0.13)	(0.25)	(0.15)

Net realized and unrealized gain (loss)	0.09		0.01	1.81	0.88

Total from investment operations	0.06		(0.12)	1.56	0.73

Distributions:

Dividends from net investment income	—		—	—	—

Dividends from net realized gains	(0.44)		(0.15)	(0.10)	—

Total distributions	(0.44)		(0.15)	(0.10)	—

Net asset value, end of period	$11.54		$11.92	$12.19	$10.73

Ratios and supplemental data:

Total return(b)	0.77%		(1.09% )	14.58%	7.30%

Net assets, end of period (000)	$46,252		$52,169	$28,933	$4,936

Ratio of net expenses to average net assets	3.39%	(c)(d)	3.03% (e)	3.46% (f)	3.69%	(c)(g)

Ratio of gross expenses to average net assets prior to expense reductions	3.40%	(c)	3.03%	3.46%	4.82%	(c)

Ratio of net investment income (loss) to average net assets	(0.51%	)(c)	(1.02% )	(2.11% )	(2.54%	)(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.65% and 2.40% for the period ended April 30, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% and 2.39% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% and 2.47% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% and 2.67% for the period ended October 31, 2016.

202	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		April 5, 2016• through October 31,
	2019		2018	2017	2016

Net asset value, beginning of period	$12.23		$12.39	$10.80	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.03		0.01	(0.13)	(0.08)

Net realized and unrealized gain (loss)	0.10		(0.02)	1.82	0.88

Total from investment operations	0.13		(0.01)	1.69	0.80

Distributions:

Dividends from net investment income	(0.00	)*	—	—	—

Dividends from net realized gains	(0.44)		(0.15)	(0.10)	—

Total distributions	(0.44)		(0.15)	(0.10)	—

Net asset value, end of period	$11.92		$12.23	$12.39	$10.80

Ratios and supplemental data:

Total return(b)	1.28%		(0.10% )	15.70%	8.00%

Net assets, end of period (000)	$800,705		$1,003,457	$348,840	$56,319

Ratio of net expenses to average net assets	2.38%	(c)(d)	2.00% (e)	2.45% (f)	2.77%	(c)(g)

Ratio of gross expenses to average net assets prior to expense reductions	2.39%	(c)	2.00%	2.45%	4.04%	(c)

Ratio of net investment income (loss) to average net assets	0.47%	(c)	0.05%	(1.09% )	(1.33%	)(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.40% for the period ended April 30, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the period ended October 31, 2016.

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Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$18.11		$18.27	$15.93	$16.56	$18.59	$19.14

Income from investment operations:

Net investment income (loss)(a)	0.24		0.48	0.49	0.50	0.44	0.40

Net realized and unrealized gain (loss)	0.98		0.13	2.16	(0.30)	(1.01)	1.14

Total from investment operations	1.22		0.61	2.65	0.20	(0.57)	1.54

Distributions:

Dividends from net investment income	(0.27)		(0.24)	(0.31)	(0.56)	(0.58)	(0.76)

Dividends from net realized gains	(1.82)		(0.53)	—	(0.27)	(0.88)	(1.33)

Total distributions	(2.09)		(0.77)	(0.31)	(0.83)	(1.46)	(2.09)

Net asset value, end of period	$17.24		$18.11	$18.27	$15.93	$16.56	$18.59

Ratios and supplemental data:

Total return(b)	8.20%		3.43%	16.88%	1.33%	(3.31% )	8.74%

Net assets, end of period (000)	$254,453		$210,845	$222,017	$228,334	$385,844	$488,842

Ratio of net expenses to average net assets	1.15%	(c)	1.16%	1.18%	1.15%	1.13%	1.10%

Ratio of gross expenses to average net assets prior to expense reductions	1.15%	(c)	1.16%	1.18%	1.15%	1.13%	1.10%

Ratio of net investment income (loss) to average net assets	2.91%	(c)	2.58%	2.87%	3.17%	2.53%	2.18%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	19.8%		73.2%	55.7%	43.8%	63.0%	68.1%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$17.92		$18.09	$15.79	$16.41	$18.43	$18.87

Income from investment operations:

Net investment income (loss)(a)	0.18		0.34	0.36	0.37	0.31	0.26

Net realized and unrealized gain (loss)	0.97		0.12	2.14	(0.28)	(1.00)	1.11

Total from investment operations	1.15		0.46	2.50	0.09	(0.69)	1.37

Distributions:

Dividends from net investment income	(0.19)		(0.10)	(0.20)	(0.44)	(0.45)	(0.48)

Dividends from net realized gains	(1.82)		(0.53)	—	(0.27)	(0.88)	(1.33)

Total distributions	(2.01)		(0.63)	(0.20)	(0.71)	(1.33)	(1.81)

Net asset value, end of period	$17.06		$17.92	$18.09	$15.79	$16.41	$18.43

Ratios and supplemental data:

Total return(b)	7.80%		2.65%	15.99%	0.62%	(4.01% )	7.86%

Net assets, end of period (000)	$72,467		$128,920	$147,112	$193,339	$265,686	$319,654

Ratio of net expenses to average net assets	1.90%	(c)	1.91%	1.93%	1.90%	1.88%	1.86%

Ratio of gross expenses to average net assets prior to expense reductions	1.90%	(c)	1.91%	1.93%	1.90%	1.88%	1.86%

Ratio of net investment income (loss) to average net assets	2.20%	(c)	1.85%	2.14%	2.40%	1.78%	1.43%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

204	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$16.23		$16.45	$14.38	$15.03	$17.02	$17.74

Income from investment operations:

Net investment income (loss)(a)	0.23		0.47	0.48	0.49	0.44	0.41

Net realized and unrealized gain (loss)	0.85		0.13	1.95	(0.27)	(0.93)	1.04

Total from investment operations	1.08		0.60	2.43	0.22	(0.49)	1.45

Distributions:

Dividends from net investment income	(0.29)		(0.29)	(0.36)	(0.60)	(0.62)	(0.84)

Dividends from net realized gains	(1.82)		(0.53)	—	(0.27)	(0.88)	(1.33)

Total distributions	(2.11)		(0.82)	(0.36)	(0.87)	(1.50)	(2.17)

Net asset value, end of period	$15.20		$16.23	$16.45	$14.38	$15.03	$17.02

Ratios and supplemental data:

Total return(b)	8.30%		3.73%	17.14%	1.64%	(3.11% )	8.99%

Net assets, end of period (000)	$374,991		$275,776	$233,077	$238,309	$455,702	$553,594

Ratio of net expenses to average net assets	0.90%	(c)	0.91%	0.93%	0.90%	0.88%	0.85%

Ratio of gross expenses to average net assets prior to expense reductions	0.90%	(c)	0.91%	0.93%	0.90%	0.88%	0.85%

Ratio of net investment income (loss) to average net assets	3.16%	(c)	2.83%	3.12%	3.48%	2.77%	2.46%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			December 31, 2014• through October 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of period	$10.81		$11.24	$9.89	$9.93	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.28		0.33	0.25	0.26	0.13

Net realized and unrealized gain (loss)	0.30		(0.34)	1.21	(0.14)	(0.13)

Total from investment operations	0.58		(0.01)	1.46	0.12	—

Distributions:

Dividends from net investment income	(0.17)		(0.08)	(0.11)	(0.16)	(0.07)

Dividends from net realized gains	(0.31)		(0.34)	—	—	—

Total distributions	(0.48)		(0.42)	(0.11)	(0.16)	(0.07)

Net asset value, end of period	$10.91		$10.81	$11.24	$9.89	$9.93

Ratios and supplemental data:

Total return(b)	5.81%		(0.09% )	14.86%	1.27%	—%

Net assets, end of period (000)	$11,481		$11,184	$12,713	$29,037	$20,550

Ratio of net expenses to average net assets	1.33%	(c)	1.34%	1.35%	1.35%	1.35%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.33%	(c)	1.35%	1.45%	1.46%	2.30%	(c)

Ratio of net investment income (loss) to average net assets	5.35%	(c)	2.98%	2.46%	2.64%	1.56%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			December 31, 2014• through October 31,
	2019		2018	2017	2016	2015

Portfolio turnover rate	20.5%		32.0%	52.2%	38.4%	28.2%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			December 31, 2014• through October 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of period	$10.69		$11.14	$9.85	$9.90	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.24		0.24	0.16	0.18	0.07

Net realized and unrealized gain (loss)	0.30		(0.33)	1.21	(0.13)	(0.12)

Total from investment operations	0.54		(0.09)	1.37	0.05	(0.05)

Distributions:

Dividends from net investment income	(0.14)		(0.02)	(0.08)	(0.10)	(0.05)

Dividends from net realized gains	(0.31)		(0.34)	—	—	—

Total distributions	(0.45)		(0.36)	(0.08)	(0.10)	(0.05)

Net asset value, end of period	$10.78		$10.69	$11.14	$9.85	$9.90

Ratios and supplemental data:

Total return(b)	5.39%		(0.77% )	13.95%	0.50%	(0.52%	)

Net assets, end of period (000)	$3,651		$3,884	$2,887	$2,440	$1,259

Ratio of net expenses to average net assets	2.08%	(c)	2.09%	2.10%	2.10%	2.10%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.08%	(c)	2.10%	2.19%	2.21%	2.88%	(c)

Ratio of net investment income (loss) to average net assets	4.61%	(c)	2.21%	1.54%	1.89%	0.84%	(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

206	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			December 31, 2014• through October 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of period	$10.82		$11.24	$9.92	$9.95	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.29		0.36	0.26	0.28	0.15

Net realized and unrealized gain (loss)	0.31		(0.33)	1.21	(0.13)	(0.12)

Total from investment operations	0.60		0.03	1.47	0.15	0.03

Distributions:

Dividends from net investment income	(0.19)		(0.11)	(0.15)	(0.18)	(0.08)

Dividends from net realized gains	(0.31)		(0.34)	—	—	—

Total distributions	(0.50)		(0.45)	(0.15)	(0.18)	(0.08)

Net asset value, end of period	$10.92		$10.82	$11.24	$9.92	$9.95

Ratios and supplemental data:

Total return(b)	5.95%		0.24%	14.98%	1.60%	0.29%

Net assets, end of period (000)	$119,845		$121,170	$91,086	$47,637	$23,054

Ratio of net expenses to average net assets	1.08%	(c)	1.09%	1.10%	1.10%	1.10%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.08%	(c)	1.10%	1.18%	1.21%	1.80%	(c)

Ratio of net investment income (loss) to average net assets	5.59%	(c)	3.22%	2.47%	2.88%	1.81%	(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$33.14		$35.54	$30.12	$42.80	$50.16	$58.75

Income from investment operations:

Net investment income (loss)(a)	(0.02)		(0.08)	(0.17)	(0.07)	(0.07)	(0.20)

Net realized and unrealized gain (loss)	2.84		2.15	6.79	(1.67)	2.84	6.90

Total from investment operations	2.82		2.07	6.62	(1.74)	2.77	6.70

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(4.40)		(4.47)	(1.20)	(10.94)	(10.13)	(15.29)

Total distributions	(4.40)		(4.47)	(1.20)	(10.94)	(10.13)	(15.29)

Net asset value, end of period	$31.56		$33.14	$35.54	$30.12	$42.80	$50.16

Ratios and supplemental data:

Total return(b)	11.63%		6.12%	22.79%	(4.76% )	6.55%	13.84%

Net assets, end of period (000)	$1,122,041		$851,590	$967,725	$1,017,541	$1,424,967	$1,718,674

Ratio of net expenses to average net assets	1.35%	(c)	1.29%	1.39%	1.34%	1.31%	1.26%

Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.29%	1.39%	1.34%	1.31%	1.26%

Ratio of net investment income (loss) to average net assets	(0.16%	)(c)	(0.22% )	(0.52% )	(0.21% )	(0.17% )	(0.42% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	28.3%		71.7%	104.4%	90.0%	60.0%	41.8%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$21.00		$24.26	$21.08	$33.48	$41.66	$51.58

Income from investment operations:

Net investment income (loss)(a)	(0.06)		(0.22)	(0.28)	(0.21)	(0.32)	(0.48)

Net realized and unrealized gain (loss)	1.41		1.43	4.66	(1.25)	2.27	5.85

Total from investment operations	1.35		1.21	4.38	(1.46)	1.95	5.37

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(4.40)		(4.47)	(1.20)	(10.94)	(10.13)	(15.29)

Total distributions	(4.40)		(4.47)	(1.20)	(10.94)	(10.13)	(15.29)

Net asset value, end of period	$17.95		$21.00	$24.26	$21.08	$33.48	$41.66

Ratios and supplemental data:

Total return(b)	11.26%		5.34%	21.85%	(5.45% )	5.75%	12.97%

Net assets, end of period (000)	$66,882		$329,883	$398,115	$540,422	$792,046	$959,445

Ratio of net expenses to average net assets	2.12%	(c)	2.04%	2.14%	2.09%	2.06%	2.01%

Ratio of gross expenses to average net assets prior to expense reductions	2.12%	(c)	2.04%	2.14%	2.09%	2.06%	2.01%

Ratio of net investment income (loss) to average net assets	(0.71%	)(c)	(0.97% )	(1.26% )	(0.96% )	(0.92% )	(1.17% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

208	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$43.48		$45.18	$37.88	$50.84	$57.59	$65.15

Income from investment operations:

Net investment income (loss)(a)	0.03		0.02	(0.11)	0.02	0.05	(0.10)

Net realized and unrealized gain (loss)	4.05		2.75	8.61	(2.04)	3.33	7.83

Total from investment operations	4.08		2.77	8.50	(2.02)	3.38	7.73

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(4.40)		(4.47)	(1.20)	(10.94)	(10.13)	(15.29)

Total distributions	(4.40)		(4.47)	(1.20)	(10.94)	(10.13)	(15.29)

Net asset value, end of period	$43.16		$43.48	$45.18	$37.88	$50.84	$57.59

Ratios and supplemental data:

Total return(b)	11.75%		6.41%	23.09%	(4.51% )	6.80%	14.12%

Net assets, end of period (000)	$287,247		$282,061	$301,237	$327,872	$480,028	$759,432

Ratio of net expenses to average net assets	1.10%	(c)	1.04%	1.14%	1.09%	1.06%	1.01%

Ratio of gross expenses to average net assets prior to expense reductions	1.10%	(c)	1.04%	1.14%	1.09%	1.06%	1.01%

Ratio of net investment income (loss) to average net assets	0.13%	(c)	0.03%	(0.27% )	0.04%	0.09%	(0.18% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$32.53		$33.15	$30.17	$31.68	$35.22	$35.84

Income from investment operations:

Net investment income (loss)(a)	0.16		0.25	0.49	0.48	0.60	0.60

Net realized and unrealized gain (loss)	2.25		1.41	4.53	0.16	0.51	2.78

Total from investment operations	2.41		1.66	5.02	0.64	1.11	3.38

Distributions:

Dividends from net investment income	(0.33)		(0.38)	(0.84)	(0.84)	(0.89)	(0.80)

Dividends from net realized gains	(1.91)		(1.90)	(1.20)	(1.31)	(3.76)	(3.20)

Total distributions	(2.24)		(2.28)	(2.04)	(2.15)	(4.65)	(4.00)

Net asset value, end of period	$32.70		$32.53	$33.15	$30.17	$31.68	$35.22

Ratios and supplemental data:

Total return(b)	8.51%		5.20%	17.39%	2.26%	3.50%	10.33%

Net assets, end of period (000)	$1,155,515		$832,433	$918,695	$930,625	$1,105,102	$1,316,498

Ratio of net expenses to average net assets	1.10%	(c)	1.09%	1.11%	1.11%	1.10%	1.09%

Ratio of gross expenses to average net assets prior to expense reductions	1.10%	(c)	1.09%	1.11%	1.11%	1.10%	1.09%

Ratio of net investment income (loss) to average net assets	1.04%	(c)	0.77%	1.58%	1.59%	1.86%	1.76%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	6.8%		25.3%	31.6%	23.5%	23.8%	32.8%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$32.69		$33.30	$30.28	$31.81	$35.34	$35.78

Income from investment operations:

Net investment income (loss)(a)	0.06		0.01	0.27	0.25	0.36	0.35

Net realized and unrealized gain (loss)	2.26		1.41	4.54	0.14	0.51	2.77

Total from investment operations	2.32		1.42	4.81	0.39	0.87	3.12

Distributions:

Dividends from net investment income	(0.16)		(0.13)	(0.59)	(0.61)	(0.64)	(0.36)

Dividends from net realized gains	(1.91)		(1.90)	(1.20)	(1.31)	(3.76)	(3.20)

Total distributions	(2.07)		(2.03)	(1.79)	(1.92)	(4.40)	(3.56)

Net asset value, end of period	$32.94		$32.69	$33.30	$30.28	$31.81	$35.34

Ratios and supplemental data:

Total return(b)	8.13%		4.42%	16.54%	1.39%	2.73%	9.48%

Net assets, end of period (000)	$168,091		$502,593	$574,455	$739,780	$889,516	$1,009,029

Ratio of net expenses to average net assets	1.85%	(c)	1.84%	1.86%	1.86%	1.85%	1.84%

Ratio of gross expenses to average net assets prior to expense reductions	1.85%	(c)	1.84%	1.86%	1.86%	1.85%	1.84%

Ratio of net investment income (loss) to average net assets	0.42%	(c)	0.02%	0.85%	0.84%	1.11%	1.02%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

210	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$31.28		$31.96	$29.15	$30.71	$34.28	$35.07

Income from investment operations:

Net investment income (loss)(a)	0.20		0.32	0.55	0.53	0.66	0.68

Net realized and unrealized gain (loss)	2.13		1.37	4.38	0.14	0.50	2.69

Total from investment operations	2.33		1.69	4.93	0.67	1.16	3.37

Distributions:

Dividends from net investment income	(0.36)		(0.47)	(0.92)	(0.92)	(0.97)	(0.96)

Dividends from net realized gains	(1.91)		(1.90)	(1.20)	(1.31)	(3.76)	(3.20)

Total distributions	(2.27)		(2.37)	(2.12)	(2.23)	(4.73)	(4.16)

Net asset value, end of period	$31.34		$31.28	$31.96	$29.15	$30.71	$34.28

Ratios and supplemental data:

Total return(b)	8.67%		5.45%	17.71%	2.43%	3.79%	10.60%

Net assets, end of period (000)	$718,009		$643,422	$554,490	$513,604	$577,449	$688,258

Ratio of net expenses to average net assets	0.85%	(c)	0.84%	0.86%	0.86%	0.85%	0.84%

Ratio of gross expenses to average net assets prior to expense reductions	0.85%	(c)	0.84%	0.86%	0.86%	0.85%	0.84%

Ratio of net investment income (loss) to average net assets	1.32%	(c)	1.01%	1.83%	1.84%	2.11%	2.04%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Class A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.34		$12.73	$10.38	$10.52	$10.78	$10.36

Income from investment operations:

Net investment income (loss)(a)	0.04		0.07	0.10	0.10	0.17	0.39

Net realized and unrealized gain (loss)	1.08		0.57	2.30	0.11	(0.15)	0.24

Total from investment operations	1.12		0.64	2.40	0.21	0.02	0.63

Distributions:

Dividends from net investment income	(0.04)		(0.05)	(0.05)	(0.08)	(0.15)	(0.18)

Dividends from net realized gains	(0.46)		(0.98)	—	(0.27)	(0.13)	(0.03)

Total distributions	(0.50)		(1.03)	(0.05)	(0.35)	(0.28)	(0.21)

Net asset value, end of period	$12.96		$12.34	$12.73	$10.38	$10.52	$10.78

Ratios and supplemental data:

Total return(b)	9.88%		5.26%	23.17%	2.17%	0.21%	6.12%

Net assets, end of period (000)	$3,122		$2,347	$2,031	$23,157	$28,030	$28,365

Ratio of net expenses to average net assets	1.35%	(c)	1.35%	1.35%	1.33%	1.35%	1.35%

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.83%	1.87%	1.73%	1.74%	1.73%

Ratio of net investment income (loss) to average net assets	0.65%	(c)	0.55%	0.93%	0.95%	1.66%	3.68%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	4.5%		10.7%	15.3%	11.5%	107.6%	130.0%

	Class C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.09		$12.52	$10.26	$10.41	$10.74	$10.34

Income from investment operations:

Net investment income (loss)(a)	(0.00	)*	(0.02)	0.00 *	0.02	0.08	0.31

Net realized and unrealized gain (loss)	1.06		0.57	2.28	0.12	(0.15)	0.25

Total from investment operations	1.06		0.55	2.28	0.14	(0.07)	0.56

Distributions:

Dividends from net investment income	—		—	(0.02)	(0.02)	(0.13)	(0.13)

Dividends from net realized gains	(0.46)		(0.98)	—	(0.27)	(0.13)	(0.03)

Total distributions	(0.46)		(0.98)	(0.02)	(0.29)	(0.26)	(0.16)

Net asset value, end of period	$12.69		$12.09	$12.52	$10.26	$10.41	$10.74

Ratios and supplemental data:

Total return(b)	9.46%		4.56%	22.26%	1.42%	(0.63% )	5.40%

Net assets, end of period (000)	$901		$1,028	$1,039	$969	$702	$418

Ratio of net expenses to average net assets	2.10%	(c)	2.10%	2.10%	2.08%	2.10%	2.10%

Ratio of gross expenses to average net assets prior to expense reductions	2.57%	(c)	2.59%	2.73%	2.48%	2.51%	2.44%

Ratio of net investment income (loss) to average net assets	0.00%	(c)	(0.19% )	0.00% **	0.17%	0.77%	2.90%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

212	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.33		$12.71	$10.39	$10.55	$10.79	$10.37

Income from investment operations:

Net investment income (loss)(a)	0.06		0.10	0.11	0.12	0.20	0.42

Net realized and unrealized gain (loss)	1.08		0.58	2.32	0.12	(0.16)	0.23

Total from investment operations	1.14		0.68	2.43	0.24	0.04	0.65

Distributions:

Dividends from net investment income	(0.06)		(0.08)	(0.11)	(0.13)	(0.15)	(0.20)

Dividends from net realized gains	(0.46)		(0.98)	—	(0.27)	(0.13)	(0.03)

Total distributions	(0.52)		(1.06)	(0.11)	(0.40)	(0.28)	(0.23)

Net asset value, end of period	$12.95		$12.33	$12.71	$10.39	$10.55	$10.79

Ratios and supplemental data:

Total return(b)	10.03%		5.61%	23.46%	2.39%	0.47%	6.33%

Net assets, end of period (000)	$14,935		$20,585	$22,201	$7,989	$7,375	$8,020

Ratio of net expenses to average net assets	1.10%	(c)	1.10%	1.10%	1.08%	1.10%	1.10%

Ratio of gross expenses to average net assets prior to expense reductions	1.60%	(c)	1.60%	1.80%	1.48%	1.49%	1.48%

Ratio of net investment income (loss) to average net assets	0.99%	(c)	0.82%	0.89%	1.17%	1.91%	3.97%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.37		$15.21	$12.60	$13.61	$15.07	$15.22

Income from investment operations:

Net investment income (loss)(a)	0.09		0.10	0.15	0.21	0.19	0.18

Net realized and unrealized gain (loss)	0.56		0.58	2.56	(0.15)	(0.52)	0.92

Total from investment operations	0.65		0.68	2.71	0.06	(0.33)	1.10

Distributions:

Dividends from net investment income	(0.06)		(0.05)	(0.10)	(0.16)	(0.14)	(0.14)

Dividends from net realized gains	(2.20)		(0.47)	—	(0.91)	(0.99)	(1.11)

Total distributions	(2.26)		(0.52)	(0.10)	(1.07)	(1.13)	(1.25)

Net asset value, end of period	$13.76		$15.37	$15.21	$12.60	$13.61	$15.07

Ratios and supplemental data:

Total return(b)	6.65%		4.53%	21.56%	0.76%	(2.32% )	7.67%

Net assets, end of period (000)	$11,770		$21,349	$21,894	$32,350	$44,792	$58,419

Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.12%	1.15%	1.15%

Ratio of gross expenses to average net assets prior to expense reductions	1.61%	(c)	1.60%	1.67%	1.57%	1.61%	1.50%

Ratio of net investment income (loss) to average net assets	1.32%	(c)	0.64%	1.10%	1.67%	1.38%	1.19%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	41.8%		119.3%	104.7%	40.7%	139.8%	165.4%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.77		$13.74	$11.39	$12.38	$13.79	$14.09

Income from investment operations:

Net investment income (loss)(a)	0.01		(0.01)	0.04	0.10	0.08	0.06

Net realized and unrealized gain (loss)	0.49		0.51	2.32	(0.13)	(0.47)	0.85

Total from investment operations	0.50		0.50	2.36	(0.03)	(0.39)	0.91

Distributions:

Dividends from net investment income	(0.06)		—	(0.01)	(0.05)	(0.03)	(0.10)

Dividends from net realized gains	(2.20)		(0.47)	—	(0.91)	(0.99)	(1.11)

Total distributions	(2.26)		(0.47)	(0.01)	(0.96)	(1.02)	(1.21)

Net asset value, end of period	$12.01		$13.77	$13.74	$11.39	$12.38	$13.79

Ratios and supplemental data:

Total return(b)	6.23%		3.77%	20.70%	(0.04% )	(3.01% )	6.82%

Net assets, end of period (000)	$5,345		$4,318	$4,728	$4,915	$5,738	$9,964

Ratio of net expenses to average net assets	1.90%	(c)	1.90%	1.90%	1.87%	1.90%	1.90%

Ratio of gross expenses to average net assets prior to expense reductions	2.33%	(c)	2.35%	2.42%	2.32%	2.35%	2.25%

Ratio of net investment income (loss) to average net assets	0.25%	(c)	(0.10% )	0.31%	0.91%	0.64%	0.44%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

214	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.80		$15.63	$12.94	$13.96	$15.44	$15.57

Income from investment operations:

Net investment income (loss)(a)	0.08		0.14	0.18	0.24	0.23	0.22

Net realized and unrealized gain (loss)	0.60		0.59	2.64	(0.14)	(0.53)	0.94

Total from investment operations	0.68		0.73	2.82	0.10	(0.30)	1.16

Distributions:

Dividends from net investment income	(0.15)		(0.09)	(0.13)	(0.21)	(0.19)	(0.18)

Dividends from net realized gains	(2.20)		(0.47)	—	(0.91)	(0.99)	(1.11)

Total distributions	(2.35)		(0.56)	(0.13)	(1.12)	(1.18)	(1.29)

Net asset value, end of period	$14.13		$15.80	$15.63	$12.94	$13.96	$15.44

Ratios and supplemental data:

Total return(b)	6.73%		4.78%	21.92%	0.98%	(2.08% )	7.87%

Net assets, end of period (000)	$29,356		$21,892	$25,669	$16,672	$19,583	$32,147

Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	0.87%	0.90%	0.90%

Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.36%	1.42%	1.32%	1.36%	1.25%

Ratio of net investment income (loss) to average net assets	1.19%	(c)	0.90%	1.28%	1.91%	1.63%	1.45%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017		2016	2015	2014

Net asset value, beginning of period	$18.10		$21.55	$16.65		$17.27	$19.27	$19.24

Income from investment operations:

Net investment income (loss)(a)	0.06		0.15	0.07		0.05	0.09	0.09

Net realized and unrealized gain (loss)	1.27		(2.78)	4.83		(0.65)	0.02	0.02

Total from investment operations	1.33		(2.63)	4.90		(0.60)	0.11	0.11

Distributions:

Dividends from net investment income	—		—	—		—	—	(0.08)

Dividends from net realized gains	(2.02)		(0.82)	—		(0.02)	(2.11)	—

Return of capital	—		—	—		(0.00)*	—	—

Total distributions	(2.02)		(0.82)	—		(0.02)	(2.11)	(0.08)

Net asset value, end of period	$17.41		$18.10	$21.55		$16.65	$17.27	$19.27

Ratios and supplemental data:

Total return(b)	9.48%		(12.70% )	29.43%		(3.46% )	0.94%	0.57%

Net assets, end of period (000)	$57,277		$59,566	$72,491		$111,036	$209,548	$254,400

Ratio of net expenses to average net assets	1.10%	(c)	1.33%	1.40%		1.38%	1.31%	1.39%

Ratio of gross expenses to average net assets prior to expense reductions	1.58%	(c)	1.51%	1.46%		1.39%	1.31%	1.39%

Ratio of net investment income (loss) to average net assets	0.69%	(c)	0.71%	0.41%		0.32%	0.52%	0.43%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017		2016	2015	2014

Portfolio turnover rate	35.4%		111.8%	100.4%		69.0%	65.0%	81.6%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017		2016	2015	2014

Net asset value, beginning of period	$16.38		$19.72	$15.35		$16.04	$18.18	$18.21

Income from investment operations:

Net investment income (loss)(a)	(0.02)		(0.03)	(0.05)		(0.07)	(0.04)	(0.06)

Net realized and unrealized gain (loss)	1.13		(2.49)	4.42		(0.60)	0.01	0.03

Total from investment operations	1.11		(2.52)	4.37		(0.67)	(0.03)	(0.03)

Distributions:

Dividends from net investment income	—		—	—		—	—	—

Dividends from net realized gains	(2.02)		(0.82)	—		(0.02)	(2.11)	—

Return of capital	—		—	—		(0.00)*	—	—

Total distributions	(2.02)		(0.82)	—		(0.02)	(2.11)	—

Net asset value, end of period	$15.47		$16.38	$19.72		$15.35	$16.04	$18.18

Ratios and supplemental data:

Total return(b)	9.10%		(13.35% )	28.47%		(4.16% )	0.15%	(0.16% )

Net assets, end of period (000)	$11,198		$20,449	$27,840		$35,537	$47,996	$59,756

Ratio of net expenses to average net assets	1.85%	(c)	2.06%	2.15%		2.13%	2.06%	2.13%

Ratio of gross expenses to average net assets prior to expense reductions	2.32%	(c)	2.26%	2.21%		2.14%	2.06%	2.13%

Ratio of net investment income (loss) to average net assets	(0.32%	)(c)	(0.17% )	(0.33%	)	(0.46% )	(0.23% )	(0.32% )

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

216	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$18.55		$22.01	$16.96	$17.54	$19.50	$19.48

Income from investment operations:

Net investment income (loss)(a)	0.08		0.18	0.12	0.09	0.14	0.13

Net realized and unrealized gain (loss)	1.32		(2.82)	4.93	(0.65)	0.01	0.03

Total from investment operations	1.40		(2.64)	5.05	(0.56)	0.15	0.16

Distributions:

Dividends from net investment income	—		—	—	—	—	(0.14)

Dividends from net realized gains	(2.02)		(0.82)	—	(0.02)	(2.11)	—

Return of capital	—		—	—	(0.00)*	—	—

Total distributions	(2.02)		(0.82)	—	(0.02)	(2.11)	(0.14)

Net asset value, end of period	$17.93		$18.55	$22.01	$16.96	$17.54	$19.50

Ratios and supplemental data:

Total return(b)	9.65%		(12.48% )	29.78%	(3.18% )	1.16%	0.80%

Net assets, end of period (000)	$140,919		$153,312	$175,070	$213,166	$339,909	$410,485

Ratio of net expenses to average net assets	0.85%	(c)	1.06%	1.15%	1.13%	1.06%	1.14%

Ratio of gross expenses to average net assets prior to expense reductions	1.33%	(c)	1.26%	1.21%	1.14%	1.06%	1.14%

Ratio of net investment income (loss) to average net assets	0.92%	(c)	0.85%	0.66%	0.53%	0.78%	0.66%

	CLASS R6
	(Unaudited) Six Months Ended April 30,		September 17, 2018• through October 31,
	2019		2018

Net asset value, beginning of period	$18.66		$20.89

Income from investment operations:

Net investment income (loss)(a)	0.18		0.01

Net realized and unrealized gain (loss)	1.24		(2.24)

Total from investment operations	1.42		(2.23)

Distributions:

Dividends from net investment income	—		—

Dividends from net realized gains	(2.02)		—

Total distributions	(2.02)		—

Net asset value, end of period	$18.06		$18.66

Ratios and supplemental data:

Total return(b)	9.70%		(10.67%	)

Net assets, end of period (000)	$7,684		$22

Ratio of net expenses to average net assets	0.71%	(c)	0.76%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(c)	1.21%	(c)

Ratio of net investment income (loss) to average net assets	2.13%	(c)	0.34%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018		2017		2016	2015	2014

Net asset value, beginning of period	$12.54		$14.83		$12.11		$12.11	$13.73	$13.97

Income from investment operations:

Net investment income (loss)(a)	0.00	*	(0.01)		0.05		0.03	0.02	0.06

Net realized and unrealized gain (loss)	1.56		(2.28)		2.67		(0.02)	(1.31)	(0.18)

Total from investment operations	1.56		(2.29)		2.72		0.01	(1.29)	(0.12)

Distributions:

Dividends from net investment income	—		(0.00	)*	—		(0.01)	(0.03)	(0.01)

Dividends from net realized gains	—		—		—		—	(0.30)	(0.11)

Return of capital	—		(0.00	)*	—		(0.00)*	(0.00)*	—

Total distributions	—		(0.00	)*	—		(0.01)	(0.33)	(0.12)

Net asset value, end of period	$14.10		$12.54		$14.83		$12.11	$12.11	$13.73

Ratios and supplemental data:

Total return(b)	12.44%		(15.43%	)	22.46%		0.08%	(9.56% )	(0.84% )

Net assets, end of period (000)	$34,009		$34,678		$68,142		$102,545	$121,946	$168,332

Ratio of net expenses to average net assets	1.69%	(c)	1.63%		1.67%		1.64%	1.65%	1.61%

Ratio of gross expenses to average net assets prior to expense reductions	1.69%	(c)	1.63%		1.67%		1.64%	1.65%	1.61%

Ratio of net investment income (loss) to average net assets	0.05%	(c)	(0.08%	)	0.40%		0.23%	0.14%	0.45%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018		2017		2016	2015	2014

Portfolio turnover rate	26.9%		97.3%		104.8%		87.4%	58.8%	99.9%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018		2017		2016	2015	2014

Net asset value, beginning of period	$11.78		$14.03		$11.55		$11.62	$13.26	$13.59

Income from investment operations:

Net investment income (loss)(a)	(0.04)		(0.12)		(0.03)		(0.06)	(0.07)	(0.04)

Net realized and unrealized gain (loss)	1.45		(2.13)		2.51		(0.01)	(1.27)	(0.18)

Total from investment operations	1.41		(2.25)		2.48		(0.07)	(1.34)	(0.22)

Distributions:

Dividends from net investment income	—		—		—		—	—	—

Dividends from net realized gains	—		—		—		—	(0.30)	(0.11)

Return of capital	—		—		—		(0.00)*	(0.00)*	—

Total distributions	—		—		—		—	(0.30)	(0.11)

Net asset value, end of period	$13.19		$11.78		$14.03		$11.55	$11.62	$13.26

Ratios and supplemental data:

Total return(b)	11.97%		(16.04%	)	21.47%		(0.60% )	(10.25% )	(1.59% )

Net assets, end of period (000)	$15,961		$17,739		$24,846		$31,231	$36,532	$44,611

Ratio of net expenses to average net assets	2.44%	(c)	2.38%		2.41%		2.39%	2.40%	2.37%

Ratio of gross expenses to average net assets prior to expense reductions	2.44%	(c)	2.38%		2.41%		2.39%	2.40%	2.37%

Ratio of net investment income (loss) to average net assets	(0.69%	)(c)	(0.85%	)	(0.29%	)	(0.54% )	(0.59% )	(0.33% )

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

218	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.63		$14.96	$12.19	$12.19	$13.83	$14.07

Income from investment operations:

Net investment income (loss)(a)	0.02		0.02	0.09	0.06	0.05	0.09

Net realized and unrealized gain (loss)	1.57		(2.29)	2.68	(0.01)	(1.32)	(0.18)

Total from investment operations	1.59		(2.27)	2.77	0.05	(1.27)	(0.09)

Distributions:

Dividends from net investment income	—		(0.06)	—	(0.05)	(0.07)	(0.04)

Dividends from net realized gains	—		—	—	—	(0.30)	(0.11)

Return of capital	—		(0.00)*	—	(0.00)*	(0.00)*	—

Total distributions	—		(0.06)	—	(0.05)	(0.37)	(0.15)

Net asset value, end of period	$14.22		$12.63	$14.96	$12.19	$12.19	$13.83

Ratios and supplemental data:

Total return(b)	12.59%		(15.21% )	22.72%	0.38%	(9.35% )	(0.60% )

Net assets, end of period (000)	$137,268		$152,114	$225,339	$255,965	$351,571	$436,546

Ratio of net expenses to average net assets	1.44%	(c)	1.38%	1.41%	1.39%	1.40%	1.37%

Ratio of gross expenses to average net assets prior to expense reductions	1.44%	(c)	1.38%	1.41%	1.39%	1.40%	1.37%

Ratio of net investment income (loss) to average net assets	0.31%	(c)	0.14%	0.72%	0.50%	0.42%	0.65%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					December 31, 2013• through October 31,
	2019		2018	2017		2016	2015	2014

Net asset value, beginning of period	$8.54		$10.58	$8.61		$8.41	$9.84	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.01)		0.00 *	0.00	*	(0.02)	(0.01)	0.02

Net realized and unrealized gain (loss)	1.30		(2.02)	1.97		0.23	(1.37)	(0.18)

Total from investment operations	1.29		(2.02)	1.97		0.21	(1.38)	(0.16)

Distributions:

Dividends from net investment income	—		(0.02)	—		(0.01)	(0.05)	—

Dividends from net realized gains	—		—	—		—	—	—

Return of capital	—		(0.00)*	—		—	—	—

Total distributions	—		(0.02)	—		(0.01)	(0.05)	—

Net asset value, end of period	$9.83		$8.54	$10.58		$8.61	$8.41	$9.84

Ratios and supplemental data:

Total return(b)	15.11%		(19.14% )	22.88%		2.49%	(14.09% )	(1.60%	)

Net assets, end of period (000)	$5,208		$4,479	$5,491		$4,483	$4,465	$5,360

Ratio of net expenses to average net assets	1.75%	(c)	1.75%	1.75%		1.67%	1.75%	1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.26%	(c)	2.28%	2.67%		2.49%	2.43%	3.45%	(c)

Ratio of net investment income (loss) to average net assets	(0.31%	)(c)	(0.01% )	0.04%		(0.23% )	(0.14% )	0.24%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					December 31, 2013• through October 31,
	2019		2018	2017		2016	2015	2014

Portfolio turnover rate	30.0%		99.8%	104.0%		74.8%	68.0%	109.2%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					December 31, 2013• through October 31,
	2019		2018	2017		2016	2015	2014

Net asset value, beginning of period	$8.31		$10.36	$8.49		$8.34	$9.78	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.05)		(0.08)	(0.06)		(0.08)	(0.07)	(0.04)

Net realized and unrealized gain (loss)	1.27		(1.97)	1.93		0.23	(1.37)	(0.18)

Total from investment operations	1.22		(2.05)	1.87		0.15	(1.44)	(0.22)

Distributions:

Dividends from net investment income	—		—	—		—	—	—

Dividends from net realized gains	—		—	—		—	—	—

Total distributions	—		—	—		—	—	—

Net asset value, end of period	$9.53		$8.31	$10.36		$8.49	$8.34	$9.78

Ratios and supplemental data:

Total return(b)	14.68%		(19.79% )	22.03%		1.80%	(14.72% )	(2.20%	)

Net assets, end of period (000)	$228		$284	$386		$280	$241	$288

Ratio of net expenses to average net assets	2.50%	(c)	2.50%	2.50%		2.43%	2.50%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	3.02%	(c)	3.03%	3.42%		3.24%	3.22%	4.08%	(c)

Ratio of net investment income (loss) to average net assets	(1.07%	)(c)	(0.77% )	(0.69%	)	(0.98% )	(0.80% )	(0.45%	)(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

220	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					December 31, 2013• through October 31,
	2019		2018	2017	2016		2015	2014

Net asset value, beginning of period	$8.58		$10.63	$8.62	$8.43		$9.86	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.00	)*	0.03	0.03	0.00	*	0.02	0.04

Net realized and unrealized gain (loss)	1.30		(2.04)	1.98	0.23		(1.39)	(0.18)

Total from investment operations	1.30		(2.01)	2.01	0.23		(1.37)	(0.14)

Distributions:

Dividends from net investment income	(0.00	)*	(0.04)	—	(0.04)		(0.06)	—

Dividends from net realized gains	—		—	—	—		—	—

Return of capital	—		(0.00)*	—	(0.00	)*	—	—

Total distributions	(0.00	)*	(0.04)	—	(0.04)		(0.06)	—

Net asset value, end of period	$9.88		$8.58	$10.63	$8.62		$8.43	$9.86

Ratios and supplemental data:

Total return(b)	15.22%		(18.96% )	23.32%	2.75%		(13.92% )	(1.40%	)

Net assets, end of period (000)	$10,377		$9,236	$11,207	$9,039		$8,763	$9,701

Ratio of net expenses to average net assets	1.50%	(c)	1.50%	1.50%	1.42%		1.50%	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.01%	(c)	2.03%	2.42%	2.24%		2.23%	3.04%	(c)

Ratio of net investment income (loss) to average net assets	(0.06%	)(c)	0.26%	0.30%	0.02%		0.21%	0.50%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.61		$15.63	$12.74	$13.19	$15.67	$14.97

Income from investment operations:

Net investment income (loss)(a)	0.00	*	0.00 *	(0.00)*	0.01	0.00 *	(0.01)

Net realized and unrealized gain (loss)	0.77		(0.63)	3.45	(0.21)	0.62	1.08

Total from investment operations	0.77		(0.63)	3.45	(0.20)	0.62	1.07

Distributions:

Dividends from net investment income	—		—	—	—	—	(0.10)

Dividends from net realized gains	(2.75)		(1.39)	(0.56)	(0.25)	(3.10)	(0.27)

Total distributions	(2.75)		(1.39)	(0.56)	(0.25)	(3.10)	(0.37)

Net asset value, end of period	$11.63		$13.61	$15.63	$12.74	$13.19	$15.67

Ratios and supplemental data:

Total return(b)	10.18%		(4.59% )	28.42%	(1.47% )	5.33%	7.25%

Net assets, end of period (000)	$29,530		$27,489	$26,957	$29,314	$67,141	$87,989

Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.40%	1.38%	1.34%	1.40%

Ratio of gross expenses to average net assets prior to expense reductions	1.52%	(c)	1.56%	1.53%	1.50%	1.34%	1.40%

Ratio of net investment income (loss) to average net assets	0.03%	(c)	0.03%	(0.02% )	0.06%	0.00% **	(0.10% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	24.5%		81.3%	102.0%	64.6%	43.0%	53.3%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.34		$14.40	$11.86	$12.39	$15.00	$14.36

Income from investment operations:

Net investment income (loss)(a)	(0.04)		(0.10)	(0.09)	(0.08)	(0.09)	(0.12)

Net realized and unrealized gain (loss)	0.64		(0.57)	3.19	(0.20)	0.58	1.03

Total from investment operations	0.60		(0.67)	3.10	(0.28)	0.49	0.91

Distributions:

Dividends from net investment income	—		—	—	—	—	—

Dividends from net realized gains	(2.75)		(1.39)	(0.56)	(0.25)	(3.10)	(0.27)

Total distributions	(2.75)		(1.39)	(0.56)	(0.25)	(3.10)	(0.27)

Net asset value, end of period	$10.19		$12.34	$14.40	$11.86	$12.39	$15.00

Ratios and supplemental data:

Total return(b)	9.79%		(5.31% )	27.53%	(2.23% )	4.55%	6.43%

Net assets, end of period (000)	$9,543		$10,887	$13,769	$16,375	$21,227	$28,811

Ratio of net expenses to average net assets	2.15%	(c)	2.15%	2.15%	2.13%	2.09%	2.14%

Ratio of gross expenses to average net assets prior to expense reductions	2.27%	(c)	2.32%	2.27%	2.25%	2.09%	2.14%

Ratio of net investment income (loss) to average net assets	(0.77%	)(c)	(0.76% )	(0.76% )	(0.68% )	(0.76% )	(0.82% )

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

222	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.93		$15.95	$12.95	$13.38	$15.81	$15.11

Income from investment operations:

Net investment income (loss)(a)	0.02		0.03	0.03	0.04	0.04	0.02

Net realized and unrealized gain (loss)	0.80		(0.64)	3.53	(0.22)	0.63	1.09

Total from investment operations	0.82		(0.61)	3.56	(0.18)	0.67	1.11

Distributions:

Dividends from net investment income	—		(0.02)	—	—	—	(0.14)

Dividends from net realized gains	(2.75)		(1.39)	(0.56)	(0.25)	(3.10)	(0.27)

Total distributions	(2.75)		(1.41)	(0.56)	(0.25)	(3.10)	(0.41)

Net asset value, end of period	$12.00		$13.93	$15.95	$12.95	$13.38	$15.81

Ratios and supplemental data:

Total return(b)	10.34%		(4.38% )	28.82%	(1.30% )	5.64%	7.48%

Net assets, end of period (000)	$56,314		$58,078	$86,429	$87,605	$96,390	$101,511

Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.13%	1.09%	1.15%

Ratio of gross expenses to average net assets prior to expense reductions	1.27%	(c)	1.31%	1.28%	1.25%	1.09%	1.15%

Ratio of net investment income (loss) to average net assets	0.26%	(c)	0.18%	0.23%	0.33%	0.26%	0.15%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.99		$9.85	$8.47	$8.63	$10.22	$11.78

Income from investment operations:

Net investment income (loss)(a)	0.05		0.09	0.10	0.09	0.10	0.11

Net realized and unrealized gain (loss)	0.46		(0.35)	1.35	(0.14)	0.06	0.36

Total from investment operations	0.51		(0.26)	1.45	(0.05)	0.16	0.47

Distributions:

Dividends from net investment income	(0.04)		(0.03)	(0.01)	—	(0.04)	(0.29)

Dividends from net realized gains	(0.88)		(0.57)	(0.06)	(0.11)	(1.71)	(1.74)

Total distributions	(0.92)		(0.60)	(0.07)	(0.11)	(1.75)	(2.03)

Net asset value, end of period	$8.58		$8.99	$9.85	$8.47	$8.63	$10.22

Ratios and supplemental data:

Total return(b)	7.23%		(2.91% )	17.16%	(0.59% )	2.02%	4.77%

Net assets, end of period (000)	$89,093		$63,069	$78,196	$84,648	$111,615	$146,431

Ratio of net expenses to average net assets	1.53%	(c)	1.50%	1.54%	1.46%	1.49%	1.44%

Ratio of gross expenses to average net assets prior to expense reductions	1.53%	(c)	1.50%	1.54%	1.46%	1.49%	1.44%

Ratio of net investment income (loss) to average net assets	1.22%	(c)	0.93%	1.16%	1.09%	1.18%	1.01%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	18.4%		75.0%	100.2%	58.0%	54.7%	72.6%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$7.98		$8.84	$7.65	$7.87	$9.50	$11.06

Income from investment operations:

Net investment income (loss)(a)	0.01		0.02	0.04	0.03	0.03	0.03

Net realized and unrealized gain (loss)	0.41		(0.31)	1.21	(0.14)	0.05	0.33

Total from investment operations	0.42		(0.29)	1.25	(0.11)	0.08	0.36

Distributions:

Dividends from net investment income	—		—	—	—	—	(0.18)

Dividends from net realized gains	(0.88)		(0.57)	(0.06)	(0.11)	(1.71)	(1.74)

Total distributions	(0.88)		(0.57)	(0.06)	(0.11)	(1.71)	(1.92)

Net asset value, end of period	$7.52		$7.98	$8.84	$7.65	$7.87	$9.50

Ratios and supplemental data:

Total return(b)	6.86%		(3.61% )	16.41%	(1.42% )	1.19%	3.98%

Net assets, end of period (000)	$20,794		$54,425	$70,210	$90,640	$119,620	$151,091

Ratio of net expenses to average net assets	2.30%	(c)	2.25%	2.29%	2.21%	2.24%	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.30%	(c)	2.25%	2.29%	2.21%	2.24%	2.19%

Ratio of net investment income (loss) to average net assets	0.41%	(c)	0.18%	0.44%	0.34%	0.43%	0.27%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

224	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.25		$10.11	$8.70	$8.84	$10.43	$11.99

Income from investment operations:

Net investment income (loss)(a)	0.06		0.12	0.13	0.11	0.13	0.14

Net realized and unrealized gain (loss)	0.48		(0.36)	1.38	(0.14)	0.05	0.36

Total from investment operations	0.54		(0.24)	1.51	(0.03)	0.18	0.50

Distributions:

Dividends from net investment income	(0.05)		(0.05)	(0.04)	—	(0.06)	(0.32)

Dividends from net realized gains	(0.88)		(0.57)	(0.06)	(0.11)	(1.71)	(1.74)

Total distributions	(0.93)		(0.62)	(0.10)	(0.11)	(1.77)	(2.06)

Net asset value, end of period	$8.86		$9.25	$10.11	$8.70	$8.84	$10.43

Ratios and supplemental data:

Total return(b)	7.37%		(2.65% )	17.51%	(0.35% )	2.23%	4.99%

Net assets, end of period (000)	$58,781		$72,843	$73,361	$124,175	$146,241	$182,064

Ratio of net expenses to average net assets	1.29%	(c)	1.25%	1.29%	1.21%	1.24%	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.29%	(c)	1.25%	1.29%	1.21%	1.24%	1.19%

Ratio of net investment income (loss) to average net assets	1.45%	(c)	1.18%	1.43%	1.34%	1.43%	1.29%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.81		$10.39	$10.54	$10.51	$10.70	$10.89

Income from investment operations:

Net investment income (loss)(a)	0.14		0.25	0.22	0.24	0.26	0.26

Net realized and unrealized gain (loss)	0.35		(0.49)	(0.13)	0.20	(0.05)	0.12

Total from investment operations	0.49		(0.24)	0.09	0.44	0.21	0.38

Distributions:

Dividends from net investment income	(0.14)		(0.26)	(0.23)	(0.28)	(0.28)	(0.53)

Dividends from net realized gains	—		(0.05)	(0.01)	(0.13)	(0.12)	(0.04)

Return of capital	—		(0.03)	—	—	—	—

Total distributions	(0.14)		(0.34)	(0.24)	(0.41)	(0.40)	(0.57)

Net asset value, end of period	$10.16		$9.81	$10.39	$10.54	$10.51	$10.70

Ratios and supplemental data:

Total return(b)	5.01%		(2.30% )	0.92%	4.35%	2.04%	3.71%

Net assets, end of period (000)	$20,309		$17,109	$21,707	$57,339	$51,462	$67,287

Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	0.88%	0.90%	0.90%

Ratio of gross expenses to average net assets prior to expense reductions	1.09%	(c)	1.05%	1.14%	1.07%	1.13%	1.05%

Ratio of net investment income (loss) to average net assets	2.82%	(c)	2.44%	2.14%	2.25%	2.49%	2.47%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	23.7%		64.3%	79.1%	54.0%	80.0%	35.3%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.81		$10.39	$10.54	$10.51	$10.70	$10.89

Income from investment operations:

Net investment income (loss)(a)	0.10		0.17	0.14	0.16	0.18	0.18

Net realized and unrealized gain (loss)	0.35		(0.48)	(0.12)	0.20	(0.05)	0.12

Total from investment operations	0.45		(0.31)	0.02	0.36	0.13	0.30

Distributions:

Dividends from net investment income	(0.10)		(0.20)	(0.16)	(0.20)	(0.20)	(0.45)

Dividends from net realized gains	—		(0.05)	(0.01)	(0.13)	(0.12)	(0.04)

Return of capital	—		(0.02)	—	—	—	—

Total distributions	(0.10)		(0.27)	(0.17)	(0.33)	(0.32)	(0.49)

Net asset value, end of period	$10.16		$9.81	$10.39	$10.54	$10.51	$10.70

Ratios and supplemental data:

Total return(b)	4.62%		(3.03% )	0.17%	3.57%	1.28%	2.94%

Net assets, end of period (000)	$3,271		$6,413	$9,334	$16,340	$15,898	$17,818

Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.63%	1.65%	1.65%

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.80%	1.89%	1.82%	1.88%	1.80%

Ratio of net investment income (loss) to average net assets	2.07%	(c)	1.69%	1.38%	1.51%	1.74%	1.73%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

226	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.81		$10.39	$10.54	$10.51	$10.70	$10.89

Income from investment operations:

Net investment income (loss)(a)	0.15		0.27	0.24	0.26	0.29	0.29

Net realized and unrealized gain (loss)	0.35		(0.48)	(0.12)	0.21	(0.05)	0.12

Total from investment operations	0.50		(0.21)	0.12	0.47	0.24	0.41

Distributions:

Dividends from net investment income	(0.15)		(0.29)	(0.26)	(0.31)	(0.31)	(0.56)

Dividends from net realized gains	—		(0.05)	(0.01)	(0.13)	(0.12)	(0.04)

Return of capital	—		(0.03)	—	—	—	—

Total distributions	(0.15)		(0.37)	(0.27)	(0.44)	(0.43)	(0.60)

Net asset value, end of period	$10.16		$9.81	$10.39	$10.54	$10.51	$10.70

Ratios and supplemental data:

Total return(b)	5.14%		(2.06% )	1.18%	4.60%	2.30%	3.97%

Net assets, end of period (000)	$27,086		$32,888	$40,290	$22,067	$16,561	$13,347

Ratio of net expenses to average net assets	0.65%	(c)	0.65%	0.65%	0.63%	0.65%	0.65%

Ratio of gross expenses to average net assets prior to expense reductions	0.85%	(c)	0.80%	0.90%	0.82%	0.88%	0.80%

Ratio of net investment income (loss) to average net assets	3.07%	(c)	2.69%	2.32%	2.49%	2.73%	2.70%

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos High Income Opportunities Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.37		$8.87	$8.62	$8.63	$9.65	$9.90

Income from investment operations:

Net investment income (loss)(a)	0.24		0.47	0.40	0.40	0.43	0.48

Net realized and unrealized gain (loss)	0.14		(0.45)	0.26	0.03	(0.74)	0.01

Total from investment operations	0.38		0.02	0.66	0.43	(0.31)	0.49

Distributions:

Dividends from net investment income	(0.26)		(0.52)	(0.41)	(0.44)	(0.47)	(0.55)

Dividends from net realized gains	—		—	—	—	(0.24)	(0.19)

Return of capital	—		—	—	—	(0.00)*	—

Total distributions	(0.26)		(0.52)	(0.41)	(0.44)	(0.71)	(0.74)

Net asset value, end of period	$8.49		$8.37	$8.87	$8.62	$8.63	$9.65

Ratios and supplemental data:

Total return(b)	4.65%		0.25%	7.82%	5.26%	(3.25% )	5.11%

Net assets, end of period (000)	$36,077		$32,282	$36,351	$41,046	$71,513	$132,756

Ratio of net expenses to average net assets	1.00%	(c)	1.00%	1.29%	1.33%	1.28%	1.18%

Ratio of gross expenses to average net assets prior to expense reductions	1.37%	(c)	1.46%	1.43%	1.33%	1.28%	1.18%

Ratio of net investment income (loss) to average net assets	5.95%	(c)	5.41%	4.57%	4.81%	4.73%	4.84%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Portfolio turnover rate	15.6%		55.5%	93.1%	44.4%	65.3%	51.2%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.82		$9.31	$9.03	$9.03	$10.06	$10.29

Income from investment operations:

Net investment income (loss)(a)	0.23		0.42	0.35	0.36	0.38	0.42

Net realized and unrealized gain (loss)	0.14		(0.46)	0.27	0.01	(0.78)	0.01

Total from investment operations	0.37		(0.04)	0.62	0.37	(0.40)	0.43

Distributions:

Dividends from net investment income	(0.22)		(0.45)	(0.34)	(0.37)	(0.39)	(0.47)

Dividends from net realized gains	—		—	—	—	(0.24)	(0.19)

Return of capital	—		—	—	—	(0.00)*	—

Total distributions	(0.22)		(0.45)	(0.34)	(0.37)	(0.63)	(0.66)

Net asset value, end of period	$8.97		$8.82	$9.31	$9.03	$9.03	$10.06

Ratios and supplemental data:

Total return(b)	4.33%		(0.42% )	6.97%	4.35%	(3.94% )	4.32%

Net assets, end of period (000)	$2,978		$9,772	$13,286	$17,479	$21,149	$29,333

Ratio of net expenses to average net assets	1.75%	(c)	1.75%	2.05%	2.08%	2.04%	1.93%

Ratio of gross expenses to average net assets prior to expense reductions	2.15%	(c)	2.22%	2.18%	2.08%	2.04%	1.93%

Ratio of net investment income (loss) to average net assets	5.29%	(c)	4.66%	3.80%	4.07%	3.98%	4.10%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

228	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2019		2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.37		$8.86	$8.61	$8.63	$9.65	$9.90

Income from investment operations:

Net investment income (loss)(a)	0.26		0.49	0.43	0.42	0.45	0.50

Net realized and unrealized gain (loss)	0.13		(0.44)	0.25	0.02	(0.74)	0.02

Total from investment operations	0.39		0.05	0.68	0.44	(0.29)	0.52

Distributions:

Dividends from net investment income	(0.27)		(0.54)	(0.43)	(0.46)	(0.49)	(0.58)

Dividends from net realized gains	—		—	—	—	(0.24)	(0.19)

Return of capital	—		—	—	—	(0.00)*	—

Total distributions	(0.27)		(0.54)	(0.43)	(0.46)	(0.73)	(0.77)

Net asset value, end of period	$8.49		$8.37	$8.86	$8.61	$8.63	$9.65

Ratios and supplemental data:

Total return(b)	4.77%		0.62%	8.09%	5.41%	(3.00% )	5.37%

Net assets, end of period (000)	$7,262		$7,706	$10,026	$15,183	$17,452	$24,342

Ratio of net expenses to average net assets	0.75%	(c)	0.75%	1.02%	1.08%	1.04%	0.93%

Ratio of gross expenses to average net assets prior to expense reductions	1.13%	(c)	1.21%	1.18%	1.08%	1.04%	0.93%

Ratio of net investment income (loss) to average net assets	6.21%	(c)	5.65%	4.84%	5.07%	4.98%	5.10%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Short-Term Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		September 19, 2018• through October 31,
	2019		2018

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment income (loss)(a)	0.13		0.03

Net realized and unrealized gain (loss)	0.10		(0.02)

Total from investment operations	0.23		0.01

Distributions:

Dividends from net investment income	(0.13)		(0.03)

Dividends from net realized gains	(0.00	)*	—

Total distributions	(0.13)		(0.03)

Net asset value, end of period	$10.08		$9.98

Ratios and supplemental data:

Total return(b)	2.34%		0.12%

Net assets, end of period (000)	$226		$25

Ratio of net expenses to average net assets	0.65%	(c)	0.66%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.71%	(c)	48.01%	(c)

Ratio of net investment income (loss) to average net assets	2.57%	(c)	2.55%	(c)

	(Unaudited) Six Months Ended April 30,		September 19, 2018• through October 31,
	2019		2018

Portfolio turnover rate	120.9%		3.3%

	CLASS I
	(Unaudited) Six Months Ended April 30,		September 19, 2018• through October 31,
	2019		2018

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment income (loss)(a)	0.14		0.04

Net realized and unrealized gain (loss)	0.10		(0.02)

Total from investment operations	0.24		0.02

Distributions:

Dividends from net investment income	(0.14)		(0.04)

Dividends from net realized gains	(0.00	)*	—

Total distributions	(0.14)		(0.04)

Net asset value, end of period	$10.08		$9.98

Ratios and supplemental data:

Total return(b)	2.46%		0.16%

Net assets, end of period (000)	$183,746		$15,118

Ratio of net expenses to average net assets	0.40%	(c)	0.42%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.46%	(c)	2.13%	(c)

Ratio of net investment income (loss) to average net assets	2.81%	(c)	3.22%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

230	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, and Calamos Short-Term Bond Fund (the “Funds”), as of April 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for the six month period then ended. Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statements of changes in net assets of the Funds for the year ended October 31, 2018, and the financial highlights for each of the five years in the period then ended for the Funds, except Calamos Emerging Market Equity Fund, Calamos Global Convertible Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, and Calamos Short-Term Bond Fund; the financial highlights for the periods indicated in the table below for Calamos Emerging Market Equity Fund, Calamos Global Convertible Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, and Calamos Short-Term Bond Fund; and in our report dated December 17, 2018, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Individual Fund Comprising the Calamos Investment Trust	Financial Highlights

Calamos Emerging Market Equity Fund	For the years ended October 31, 2018, 2017, 2016, 2015, and the period from December 31, 2013 (commencement of operations) through October 31, 2014

Calamos Global Convertible Fund	For the years ended October 31, 2018, 2017, 2016, and the period from December 31, 2014 (commencement of operations) through October 31, 2015

Calamos Hedged Equity Fund	For the years ended October 31, 2018, 2017, 2016, and the period from December 31, 2014 (commencement of operations) through October 31, 2015

Calamos Phineus Long/Short Fund	For the years ended October 31, 2018, 2017, and the period from April 5, 2016 (commencement of operations) through October 31, 2016

Calamos Short-Term Bond Fund	For the period from September 19, 2018 (commencement of operations) through October 31, 2018

Basis for Review Results

This interim financial information is the responsibility of the Funds’ management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2019

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

www.calamos.com	231

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2019.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFSAN 1631 2019

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2019

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2019

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 25, 2019